UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 00560

John Hancock Investment Trust

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	October 31
Date of reporting period:	October 31, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared the following annual reports to shareholders for the period ended October 31, 2022:

John Hancock Balanced Fund

John Hancock Disciplined Value International Fund

John Hancock Diversified Macro Fund

John Hancock Emerging Markets Equity Fund

John Hancock ESG International Equity

John Hancock ESG Large Cap Core Fund

John Hancock Fundamental Large Cap Core Fund

John Hancock Global Environmental Opportunities Fund

John Hancock Global Thematic Opportunities Fund

John Hancock Infrastructure Fund

John Hancock International Dynamic Growth Fund

John Hancock Seaport Long/Short Fund

John Hancock Small Cap Core Fund

Annual report
John Hancock
Balanced Fund
Asset allocation
October 31, 2022

A message to shareholders
Dear shareholders,
The world equity and bond markets suffered losses and high volatility during the 12 months ended October 31, 2022. Persistently high inflation prompted the U.S. Federal Reserve (Fed) and other major central banks to tighten monetary policy aggressively. While nearly all market segments lost ground in the sell-off, Europe, the emerging markets, and mega-cap U.S. technology-related stocks were hit particularly hard. On the other hand, energy stocks and resource-heavy nations held up reasonably well in the downturn thanks to the robust rally in crude oil prices.
Despite growing concerns that central bank rate increases could lead to a global recession, bond yields rose broadly around the globe, which put downward pressure on bond prices. On a regional basis, bond markets in North America held up the best, while European markets declined the most. On a sector basis, corporate bonds outperformed sovereign government bonds.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Balanced Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
44	Financial statements
48	Financial highlights
55	Notes to financial statements
66	Report of independent registered public accounting firm
67	Tax information
68	Shareholder meeting
69	Evaluation of advisory and subadvisory agreements by the Board of Trustees
76	Trustees and Officers
80	More information
ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks current income, long-term growth of capital and income and preservation of capital.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2022 (%)

The Blended Index is 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund trailed its blended benchmark
The fund underperformed a 60%/40% blend of the S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index, due mainly to poor selection in the fixed-income portfolio.
Equity portfolio outperformed
Among the fund’s equity holdings, stock picking in the consumer discretionary and healthcare sectors contributed and partly offset unfavorable picks in information technology and communication services.
Challenges in fixed income
The fund’s key detractors included a significant underweight in U.S. Treasuries and a large out-of-benchmark allocation to high-yield corporate bonds.
PORTFOLIO COMPOSITION AS OF 10/31/2022 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	3

SECTOR COMPOSITION AS OF 10/31/2022 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Management’s discussion of fund performance
How did the markets and the fund perform during the 12 months ended October 31, 2022?
The U.S. equity and bond markets both suffered losses and volatility during the period. Persistently high inflation prompted the U.S. Federal Reserve to tighten monetary policy aggressively. In this difficult market environment, the fund lost value and modestly lagged its blended benchmark, a 60%/40% split of the S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index, respectively. The fund’s bond investments underperformed the fixed-income category this period, weighing on relative performance. Outperformance from the fund’s equity portfolio added value as a result of both stock selection and sector allocation.
What factors influenced results in the equity portfolio?
Stock selection in the consumer discretionary and healthcare sectors contributed, as did an overweighting in energy. In this group, Devon Energy Corp. and ConocoPhillips were among the fund’s top individual contributors. In addition to benefiting from higher commodity prices, both these energy producers saw their stocks rise as the companies improved their balance sheets and returned capital to shareholders. In healthcare, Eli Lilly & Company also contributed to the fund’s relative performance. Strong business execution coupled with favorable clinical trial results this period helped boost the drug maker’s shares.
In contrast, stock selection in the information technology (IT) and communication services sectors detracted, as did an overweighting in this latter group. In IT, an overweight in digital payments company PayPal Holdings, Inc., hampered results. Its shares fell sharply in February after the firm reduced its earnings forecast and
TOP 5 EQUITY HOLDINGS AS OF 10/31/2022 (% of net assets)
Microsoft Corp.	3.6
Alphabet, Inc., Class A	3.5
Amazon.com, Inc.	2.8
Apple, Inc.	2.3
Walmart, Inc.	2.2
TOTAL	14.4
Cash and cash equivalents are not included.
TOP 5 BOND ISSUERS AS OF 10/31/2022 (% of net assets)
Federal National Mortgage Association	6.3
U.S. Treasury	5.9
Federal Home Loan Mortgage Corp.	2.4
Ford Motor Company	0.6
Government National Mortgage Association	0.2
TOTAL	15.4
Cash and cash equivalents are not included.
ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	5

missed its targets for user growth. Communication services firm Alphabet, Inc., parent company of Google, detracted. Investors’ concern about a decline in advertising spending growth hurt the stock. Elsewhere, lacking exposure to Exxon Mobil Corp., a strong-performing benchmark component this period, detracted in relative terms.
What factors influenced the performance of the fixed-income portfolio?
The fund’s significant underweighting in U.S. Treasuries meaningfully detracted from results. Another challenge this period was the fund’s higher-than-average exposure to high-yield corporate bonds, an asset class that turned in subpar performance.
What changes did you make to the fund’s asset allocation?
As of period end, the fund’s equity allocation stood at roughly 60%, up from 57% a year earlier, as strong market gains lifted the fund’s stock exposure. We continued to emphasize companies with strong pricing power, which we believe provides a competitive advantage in an inflationary environment. In the fixed-income portfolio, we gradually positioned the portfolio defensively throughout the period, reducing exposure to both investment-grade and high-yield corporate bonds. We added to agency mortgage-backed securities. Consistent with our approach, we kept the portfolio’s duration neutral relative to the benchmark and we also shifted to a neutral yield curve positioning.
MANAGED BY

Michael J. Scanlon, Jr., CFA
Jeffrey N. Given, CFA
Susan A. Curry
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 10-31-22	as of 10-31-22
Class A	-19.27	4.55	6.70	24.90	91.23	1.88	1.88
Class C	-16.85	4.78	6.44	26.28	86.67	1.27	1.27
Class I1	-15.18	5.83	7.52	32.76	106.57	2.28	2.27
Class R2[1]	-15.49	5.43	7.14	30.27	99.30	1.92	1.91
Class R4[1]	-15.29	5.68	7.37	31.82	103.55	2.15	2.04
Class R5[1]	-15.14	5.88	7.58	33.08	107.66	2.34	2.33
Class R6[1]	-15.10	5.94	7.64	33.45	108.76	2.39	2.39
Index 1††	-14.61	10.44	12.79	64.31	233.08	—	—
Index 2††	-15.68	-0.54	0.74	-2.68	7.64	—	—
Index 3††	-14.73	6.30	8.07	35.73	117.35	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 5% to 4.5%, effective 8-1-19. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R5	Class R6
Gross (%)	1.04	1.74	0.74	1.14	0.99	0.69	0.64
Net (%)	1.03	1.73	0.73	1.13	0.88	0.68	0.63
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index 1 is the S&P 500 Index; Index 2 is the Bloomberg U.S. Aggregate Bond Index; Index 3 is 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Balanced Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and two separate indexes.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class C2	10-31-12	18,667	18,667	33,308	10,764	21,735
Class I1	10-31-12	20,657	20,657	33,308	10,764	21,735
Class R2[1]	10-31-12	19,930	19,930	33,308	10,764	21,735
Class R4[1]	10-31-12	20,355	20,355	33,308	10,764	21,735
Class R5[1]	10-31-12	20,766	20,766	33,308	10,764	21,735
Class R6[1]	10-31-12	20,876	20,876	33,308	10,764	21,735
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
The Blended Index is 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectus.
[2]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2022	Ending value on 10-31-2022	Expenses paid during period ended 10-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$938.90	$5.08	1.04%
	Hypothetical example	1,000.00	1,020.00	5.30	1.04%
Class C	Actual expenses/actual returns	1,000.00	935.70	8.49	1.74%
	Hypothetical example	1,000.00	1,016.40	8.84	1.74%
Class I	Actual expenses/actual returns	1,000.00	940.80	3.62	0.74%
	Hypothetical example	1,000.00	1,021.50	3.77	0.74%
Class R2	Actual expenses/actual returns	1,000.00	939.20	5.38	1.10%
	Hypothetical example	1,000.00	1,019.70	5.60	1.10%
Class R4	Actual expenses/actual returns	1,000.00	940.00	4.30	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%
Class R5	Actual expenses/actual returns	1,000.00	940.90	3.33	0.68%
	Hypothetical example	1,000.00	1,021.80	3.47	0.68%
Class R6	Actual expenses/actual returns	1,000.00	941.00	3.08	0.63%
	Hypothetical example	1,000.00	1,022.00	3.21	0.63%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Fund’s investments
AS OF 10-31-22
	Shares	Value
Common stocks 59.7%		$2,349,609,536
(Cost $1,598,645,998)
Communication services 4.9%		193,869,788
Interactive media and services 4.1%
Alphabet, Inc., Class A (A)	1,463,180	138,285,142
Meta Platforms, Inc., Class A (A)	266,969	24,870,832
Media 0.8%
Comcast Corp., Class A	967,669	30,713,814
Consumer discretionary 7.0%		277,323,086
Internet and direct marketing retail 2.8%
Amazon.com, Inc. (A)	1,073,861	110,006,321
Multiline retail 0.9%
Dollar General Corp.	145,316	37,062,846
Specialty retail 3.3%
Dick’s Sporting Goods, Inc. (B)	390,734	44,449,900
Lowe’s Companies, Inc.	272,265	53,078,062
Ulta Beauty, Inc. (A)	78,036	32,725,957
Consumer staples 5.0%		196,255,310
Beverages 0.7%
Anheuser-Busch InBev SA/NV	548,135	27,417,930
Food and staples retailing 3.1%
Sysco Corp.	417,768	36,161,998
Walmart, Inc.	614,961	87,527,399
Household products 1.2%
The Procter & Gamble Company	335,249	45,147,983
Energy 5.1%		199,273,516
Oil, gas and consumable fuels 5.1%
ConocoPhillips	404,568	51,011,979
Devon Energy Corp.	531,319	41,097,525
Pioneer Natural Resources Company	158,896	40,742,523
Suncor Energy, Inc.	931,845	32,046,150
Valero Energy Corp.	273,798	34,375,339
Financials 7.3%		287,646,401
Banks 3.2%
Citizens Financial Group, Inc.	749,610	30,659,049
First Interstate BancSystem, Inc., Class A	334,599	15,261,060
JPMorgan Chase & Co.	630,605	79,380,557
Capital markets 0.8%
The Goldman Sachs Group, Inc.	91,582	31,550,915
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	11

	Shares	Value
Financials (continued)
Consumer finance 0.7%
Discover Financial Services	261,211	$27,286,101
Diversified financial services 2.0%
Berkshire Hathaway, Inc., Class B (A)	270,844	79,923,356
Insurance 0.6%
Arthur J. Gallagher & Company	126,071	23,585,363
Health care 10.4%		407,530,317
Biotechnology 1.5%
Gilead Sciences, Inc.	221,861	17,407,214
Regeneron Pharmaceuticals, Inc. (A)	16,214	12,140,233
Sage Therapeutics, Inc. (A)	234,359	8,825,960
Vertex Pharmaceuticals, Inc. (A)	70,912	22,124,544
Health care equipment and supplies 0.9%
Abbott Laboratories	354,068	35,031,488
Health care providers and services 2.8%
McKesson Corp.	75,182	29,273,615
UnitedHealth Group, Inc.	141,718	78,674,748
Life sciences tools and services 1.3%
PerkinElmer, Inc.	87,772	11,724,584
Thermo Fisher Scientific, Inc.	76,198	39,163,486
Pharmaceuticals 3.9%
AstraZeneca PLC	254,362	29,844,907
Eli Lilly & Company	200,822	72,715,638
Pfizer, Inc.	1,087,087	50,603,900
Industrials 4.0%		157,948,272
Industrial conglomerates 1.4%
Honeywell International, Inc.	169,891	34,661,162
Siemens AG	196,958	21,509,587
Machinery 2.6%
Deere & Company	142,181	56,278,083
Ingersoll Rand, Inc.	900,979	45,499,440
Information technology 12.9%		507,504,514
Communications equipment 1.3%
Cisco Systems, Inc.	1,107,699	50,322,766
Electronic equipment, instruments and components 0.6%
TE Connectivity, Ltd.	186,965	22,852,732
IT services 0.7%
PayPal Holdings, Inc. (A)	351,613	29,387,815
Semiconductors and semiconductor equipment 2.9%
Broadcom, Inc.	175,435	82,475,502
12	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Micron Technology, Inc.	620,704	$33,580,086
Software 5.1%
Microsoft Corp.	612,859	142,262,960
salesforce.com, Inc. (A)	200,487	32,597,181
SAP SE, ADR (B)	253,134	24,316,052
Technology hardware, storage and peripherals 2.3%
Apple, Inc.	585,036	89,709,420
Materials 2.2%		85,017,193
Chemicals 0.6%
Linde PLC	73,509	21,857,901
Containers and packaging 0.3%
Ball Corp.	248,624	12,279,539
Metals and mining 1.3%
Freeport-McMoRan, Inc.	1,605,546	50,879,753
Real estate 0.9%		35,725,324
Equity real estate investment trusts 0.9%
American Tower Corp.	92,163	19,095,252
Digital Realty Trust, Inc.	165,886	16,630,072
Utilities 0.0%		1,515,815
Multi-utilities 0.0%

Algonquin Power & Utilities Corp.	40,250	1,515,815
Preferred securities 0.1%		$3,163,459
(Cost $3,318,325)
Communication services 0.0%		666,988
Wireless telecommunication services 0.0%
Telephone & Data Systems, Inc., 6.625%	33,200	666,988
Financials 0.0%		174,830
Banks 0.0%
Wells Fargo & Company, 7.500%	150	174,830
Utilities 0.1%		2,321,641
Electric utilities 0.1%
NextEra Energy, Inc., 5.279%	29,840	1,475,290
Multi-utilities 0.0%
NiSource, Inc., 7.750%	8,300	846,351

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	13

	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 14.0%				$551,639,403
(Cost $625,654,862)
U.S. Government 5.9%				232,576,189
U.S. Treasury
Bond	2.875	05-15-52	148,218,000	115,031,063
Bond	3.000	02-15-47	684,000	537,955
Bond	3.000	08-15-52	4,874,000	3,903,008
Bond	3.375	08-15-42	76,274,000	65,798,243
Note	2.750	08-15-32	42,261,000	37,816,992
Note	4.125	10-31-27	7,727,000	7,686,554
Note	4.250	10-15-25	1,812,000	1,802,374
U.S. Government Agency 8.1%				319,063,214
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	2.500	11-01-34	1,643,419	1,498,595
15 Yr Pass Thru (C)	4.500	09-01-37	9,376,527	9,168,485
30 Yr Pass Thru	2.500	08-01-51	5,288,466	4,374,321
30 Yr Pass Thru	2.500	11-01-51	3,851,803	3,181,180
30 Yr Pass Thru	2.500	12-01-51	1,362,421	1,119,680
30 Yr Pass Thru	3.000	03-01-43	458,366	404,602
30 Yr Pass Thru	3.000	12-01-45	2,085,489	1,825,883
30 Yr Pass Thru	3.000	10-01-46	7,074,367	6,171,630
30 Yr Pass Thru	3.000	10-01-46	2,220,747	1,937,365
30 Yr Pass Thru	3.000	12-01-46	1,686,967	1,471,699
30 Yr Pass Thru	3.000	12-01-46	1,532,377	1,336,356
30 Yr Pass Thru	3.000	04-01-47	2,649,732	2,309,355
30 Yr Pass Thru	3.000	10-01-49	3,618,117	3,128,468
30 Yr Pass Thru	3.000	10-01-49	2,796,918	2,410,538
30 Yr Pass Thru	3.000	12-01-49	802,170	693,109
30 Yr Pass Thru	3.000	12-01-49	3,854,179	3,313,313
30 Yr Pass Thru	3.000	01-01-50	5,072,349	4,382,726
30 Yr Pass Thru	3.500	10-01-46	2,422,073	2,174,475
30 Yr Pass Thru	3.500	12-01-46	1,061,061	960,551
30 Yr Pass Thru	3.500	11-01-48	841,585	760,551
30 Yr Pass Thru	3.500	03-01-52	2,174,260	1,924,461
30 Yr Pass Thru	4.000	11-01-47	405,763	376,118
30 Yr Pass Thru	4.000	08-01-48	481,759	448,067
30 Yr Pass Thru	4.000	05-01-52	223,178	204,774
30 Yr Pass Thru	4.500	03-01-41	766,779	744,515
30 Yr Pass Thru	4.500	07-01-52	1,764,002	1,661,372
30 Yr Pass Thru	4.500	08-01-52	1,084,099	1,020,975
30 Yr Pass Thru	4.500	08-01-52	5,363,871	5,055,572
30 Yr Pass Thru	4.500	08-01-52	4,427,549	4,173,067
30 Yr Pass Thru	4.500	09-01-52	2,684,020	2,524,214
30 Yr Pass Thru	4.500	09-01-52	3,031,483	2,863,108
30 Yr Pass Thru	5.500	11-01-39	500,030	509,169
14	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Federal National Mortgage Association
15 Yr Pass Thru (C)	4.500	09-01-37	3,219,045	$3,147,622
30 Yr Pass Thru	2.000	10-01-50	1,513,022	1,206,031
30 Yr Pass Thru	2.000	02-01-52	17,905,905	14,200,077
30 Yr Pass Thru	2.500	09-01-50	10,375,514	8,614,465
30 Yr Pass Thru	2.500	09-01-50	11,614,963	9,643,540
30 Yr Pass Thru	2.500	08-01-51	7,131,635	5,892,201
30 Yr Pass Thru	2.500	08-01-51	3,825,687	3,160,806
30 Yr Pass Thru	2.500	10-01-51	1,842,358	1,521,016
30 Yr Pass Thru	2.500	11-01-51	4,107,837	3,397,771
30 Yr Pass Thru	2.500	01-01-52	4,288,546	3,531,162
30 Yr Pass Thru	2.500	03-01-52	38,104,128	31,362,792
30 Yr Pass Thru	3.000	02-01-43	272,897	239,547
30 Yr Pass Thru	3.000	03-01-43	114,875	101,303
30 Yr Pass Thru	3.000	05-01-43	176,036	155,074
30 Yr Pass Thru	3.000	12-01-45	2,033,266	1,776,526
30 Yr Pass Thru	3.000	02-01-47	1,745,603	1,522,458
30 Yr Pass Thru	3.000	10-01-47	3,563,284	3,102,213
30 Yr Pass Thru	3.000	12-01-47	928,415	808,283
30 Yr Pass Thru	3.000	10-01-49	4,104,875	3,553,201
30 Yr Pass Thru	3.000	11-01-49	736,682	634,913
30 Yr Pass Thru	3.000	02-01-52	2,423,367	2,068,334
30 Yr Pass Thru	3.500	06-01-42	1,826,714	1,661,449
30 Yr Pass Thru	3.500	06-01-43	3,406,202	3,089,111
30 Yr Pass Thru	3.500	12-01-44	631,494	569,352
30 Yr Pass Thru	3.500	04-01-45	545,778	493,947
30 Yr Pass Thru	3.500	04-01-45	216,353	195,806
30 Yr Pass Thru	3.500	07-01-47	4,940,550	4,469,815
30 Yr Pass Thru	3.500	12-01-47	789,976	711,251
30 Yr Pass Thru	3.500	06-01-49	4,282,284	3,842,152
30 Yr Pass Thru	3.500	09-01-49	461,190	411,375
30 Yr Pass Thru	3.500	01-01-50	1,551,927	1,382,357
30 Yr Pass Thru	3.500	03-01-50	2,744,284	2,444,432
30 Yr Pass Thru	3.500	02-01-52	2,057,540	1,843,655
30 Yr Pass Thru	3.500	04-01-52	2,691,271	2,377,026
30 Yr Pass Thru	4.000	01-01-41	999,530	939,072
30 Yr Pass Thru	4.000	09-01-41	448,942	421,204
30 Yr Pass Thru	4.000	10-01-41	3,255,626	3,057,869
30 Yr Pass Thru	4.000	01-01-47	3,548,183	3,305,972
30 Yr Pass Thru	4.000	04-01-48	500,677	466,624
30 Yr Pass Thru	4.000	10-01-48	453,313	421,419
30 Yr Pass Thru	4.000	01-01-49	399,693	368,262
30 Yr Pass Thru	4.000	07-01-49	563,234	520,615
30 Yr Pass Thru	4.000	07-01-49	1,290,408	1,195,385
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	15

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.000	08-01-49	2,476,923	$2,292,592
30 Yr Pass Thru	4.000	02-01-50	1,982,590	1,829,780
30 Yr Pass Thru	4.000	03-01-51	8,214,523	7,590,367
30 Yr Pass Thru	4.000	08-01-51	4,321,568	4,003,335
30 Yr Pass Thru	4.000	10-01-51	8,859,539	8,147,613
30 Yr Pass Thru	4.000	04-01-52	848,477	776,054
30 Yr Pass Thru	4.000	06-01-52	233,794	214,203
30 Yr Pass Thru	4.000	07-01-52	13,211,955	12,078,643
30 Yr Pass Thru	4.500	11-01-39	888,177	861,478
30 Yr Pass Thru	4.500	09-01-40	462,311	448,276
30 Yr Pass Thru	4.500	05-01-41	285,868	277,236
30 Yr Pass Thru	4.500	07-01-41	1,100,533	1,067,218
30 Yr Pass Thru	4.500	01-01-43	344,658	334,161
30 Yr Pass Thru	4.500	04-01-48	1,872,251	1,789,359
30 Yr Pass Thru	4.500	07-01-48	751,205	716,303
30 Yr Pass Thru	4.500	06-01-52	3,378,248	3,183,788
30 Yr Pass Thru	4.500	06-01-52	7,759,160	7,311,974
30 Yr Pass Thru	4.500	07-01-52	6,296,105	5,933,250
30 Yr Pass Thru	4.500	08-01-52	3,768,722	3,539,152
30 Yr Pass Thru	4.500	08-01-52	836,119	787,434
30 Yr Pass Thru	4.500	08-01-52	6,230,098	5,851,245
30 Yr Pass Thru	4.500	09-01-52	5,214,024	4,937,341
30 Yr Pass Thru	4.500	10-01-52	4,612,219	4,365,646
30 Yr Pass Thru	5.000	08-01-52	12,164,560	11,824,266
30 Yr Pass Thru (C)	5.000	10-01-52	3,501,000	3,396,322
30 Yr Pass Thru (C)	5.500	TBA	17,792,000	17,547,959
30 Yr Pass Thru	7.000	06-01-32	566	592
30 Yr Pass Thru	7.500	04-01-31	999	1,055

30 Yr Pass Thru	8.000	01-01-31	749	793
Foreign government obligations 0.2%				$7,368,464
(Cost $8,933,995)
Argentina 0.0%				1,304,651
Republic of Argentina Bond (3.500% to 7-9-29, then 4.875% thereafter)	3.500	07-09-41	5,477,000	1,304,651
Qatar 0.1%				2,667,103
State of Qatar
Bond (D)	3.375	03-14-24	1,718,000	1,684,781
Bond (D)	5.103	04-23-48	1,060,000	982,322
Saudi Arabia 0.1%				3,396,710
Kingdom of Saudi Arabia Bond (D)	4.375	04-16-29	3,559,000	3,396,710
16	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Corporate bonds 17.4%				$685,429,034
(Cost $820,120,051)
Communication services 1.9%				75,563,721
Diversified telecommunication services 0.6%
AT&T, Inc.	3.500	06-01-41	2,780,000	1,964,104
AT&T, Inc.	3.650	06-01-51	3,575,000	2,377,961
AT&T, Inc.	3.800	02-15-27	320,000	299,719
C&W Senior Financing DAC (D)	6.875	09-15-27	1,439,000	1,247,875
Connect Finco SARL (D)	6.750	10-01-26	2,042,000	1,919,480
GCI LLC (D)	4.750	10-15-28	839,575	706,838
Kenbourne Invest SA (D)	4.700	01-22-28	309,000	226,105
Kenbourne Invest SA (D)	6.875	11-26-24	311,000	276,790
Level 3 Financing, Inc. (D)	3.400	03-01-27	2,649,000	2,280,418
Switch, Ltd. (D)	3.750	09-15-28	272,000	274,720
Telecom Argentina SA (D)	8.000	07-18-26	478,000	412,647
Telefonica Emisiones SA	5.213	03-08-47	2,837,000	2,132,907
Telesat Canada (D)	5.625	12-06-26	652,000	307,739
Total Play Telecomunicaciones SA de CV (D)	6.375	09-20-28	1,376,000	943,101
Total Play Telecomunicaciones SA de CV (D)	7.500	11-12-25	2,803,000	2,368,524
Verizon Communications, Inc.	4.329	09-21-28	4,253,000	3,987,048
Entertainment 0.4%
AMC Entertainment Holdings, Inc. (D)	10.000	06-15-26	180,000	95,400
Lions Gate Capital Holdings LLC (D)	5.500	04-15-29	1,586,000	1,203,758
Live Nation Entertainment, Inc. (D)	4.750	10-15-27	626,000	557,090
Netflix, Inc.	4.875	04-15-28	3,225,000	3,060,557
Netflix, Inc. (D)	4.875	06-15-30	1,230,000	1,138,965
Netflix, Inc. (D)	5.375	11-15-29	435,000	413,250
Netflix, Inc.	5.875	11-15-28	3,100,000	3,076,750
Playtika Holding Corp. (D)	4.250	03-15-29	155,000	129,110
Take-Two Interactive Software, Inc.	3.300	03-28-24	1,884,000	1,829,016
Take-Two Interactive Software, Inc.	3.550	04-14-25	1,064,000	1,014,589
WMG Acquisition Corp. (D)	3.000	02-15-31	2,092,000	1,632,576
WMG Acquisition Corp. (D)	3.875	07-15-30	1,442,000	1,232,312
Interactive media and services 0.0%
Match Group Holdings II LLC (D)	3.625	10-01-31	470,000	358,262
Match Group Holdings II LLC (D)	4.125	08-01-30	1,271,000	1,038,413
Media 0.6%
Altice Financing SA (D)	5.000	01-15-28	351,000	277,521
CCO Holdings LLC (D)	4.500	06-01-33	1,180,000	894,807
Charter Communications Operating LLC	3.900	06-01-52	1,314,000	813,684
Charter Communications Operating LLC	4.200	03-15-28	3,188,000	2,856,595
Charter Communications Operating LLC	4.800	03-01-50	3,225,000	2,282,420
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	17

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Media (continued)
Charter Communications Operating LLC	5.750	04-01-48	3,713,000	$2,978,128
Charter Communications Operating LLC	6.484	10-23-45	2,885,000	2,554,466
Globo Comunicacao e Participacoes SA (D)	4.875	01-22-30	1,890,000	1,481,533
LCPR Senior Secured Financing DAC (D)	5.125	07-15-29	625,000	526,563
News Corp. (D)	3.875	05-15-29	1,943,000	1,670,009
News Corp. (D)	5.125	02-15-32	611,000	545,318
Radiate Holdco LLC (D)	6.500	09-15-28	801,000	504,630
Sirius XM Radio, Inc. (D)	4.000	07-15-28	1,754,000	1,507,874
Sirius XM Radio, Inc. (D)	5.000	08-01-27	2,180,000	2,005,600
Stagwell Global LLC (D)	5.625	08-15-29	2,712,000	2,339,100
Univision Communications, Inc. (D)	4.500	05-01-29	508,000	427,675
Univision Communications, Inc. (D)	7.375	06-30-30	178,000	172,215
Videotron, Ltd. (D)	3.625	06-15-29	839,000	706,505
Virgin Media Finance PLC (D)	5.000	07-15-30	334,000	267,664
Wireless telecommunication services 0.3%
Millicom International Cellular SA (D)	5.125	01-15-28	180,000	153,509
Millicom International Cellular SA (D)	6.250	03-25-29	1,066,500	933,188
MTN Mauritius Investments, Ltd. (D)	4.755	11-11-24	1,260,000	1,206,844
SoftBank Group Corp. (6.875% to 7-19-27, then 5 Year ICE Swap Rate + 4.854%) (E)	6.875	07-19-27	1,578,000	1,230,840
Sprint Corp.	7.875	09-15-23	1,454,000	1,477,850
Telefonica Celular del Paraguay SA (D)	5.875	04-15-27	1,073,000	963,384
T-Mobile USA, Inc.	2.875	02-15-31	245,000	197,230
T-Mobile USA, Inc.	3.375	04-15-29	2,210,000	1,913,529
T-Mobile USA, Inc.	3.875	04-15-30	3,015,000	2,667,066
Vodafone Group PLC (7.000% to 1-4-29, then 5 Year U.S. Swap Rate + 4.873%)	7.000	04-04-79	1,581,000	1,501,950
Consumer discretionary 2.0%				77,206,422
Auto components 0.0%
Dealer Tire LLC (D)	8.000	02-01-28	642,000	561,493
LCM Investments Holdings II LLC (D)	4.875	05-01-29	494,000	416,699
Automobiles 0.7%
Ford Motor Company	3.250	02-12-32	980,000	735,804
Ford Motor Credit Company LLC	2.900	02-16-28	330,000	267,888
Ford Motor Credit Company LLC	4.000	11-13-30	887,000	717,388
Ford Motor Credit Company LLC	4.125	08-17-27	2,039,000	1,810,734
Ford Motor Credit Company LLC	4.134	08-04-25	5,410,000	5,030,218
Ford Motor Credit Company LLC	5.113	05-03-29	3,014,000	2,694,516
General Motors Company	5.400	10-15-29	2,155,000	1,997,456
General Motors Company	5.400	04-01-48	1,375,000	1,081,767
General Motors Financial Company, Inc.	2.400	10-15-28	4,272,000	3,366,584
18	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Automobiles (continued)
General Motors Financial Company, Inc.	3.600	06-21-30	5,367,000	$4,380,458
Hyundai Capital America (D)	1.000	09-17-24	2,134,000	1,931,715
Hyundai Capital America (D)	1.800	10-15-25	726,000	638,948
Hyundai Capital America (D)	2.375	10-15-27	726,000	591,011
Mercedes-Benz Finance North America LLC (D)	3.500	08-03-25	895,000	846,679
Nissan Motor Acceptance Company LLC (D)	1.125	09-16-24	1,076,000	960,719
Nissan Motor Acceptance Company LLC (D)	3.450	03-15-23	960,000	952,664
Diversified consumer services 0.1%
GEMS MENASA Cayman, Ltd. (D)	7.125	07-31-26	1,011,000	955,395
Service Corp. International	4.000	05-15-31	1,326,000	1,100,496
Sotheby’s (D)	7.375	10-15-27	707,000	684,023
Hotels, restaurants and leisure 0.8%
Affinity Gaming (D)	6.875	12-15-27	579,000	483,322
Booking Holdings, Inc.	4.625	04-13-30	2,389,000	2,247,968
Caesars Resort Collection LLC (D)	5.750	07-01-25	532,000	519,647
CCM Merger, Inc. (D)	6.375	05-01-26	503,000	458,807
Choice Hotels International, Inc.	3.700	12-01-29	1,287,000	1,078,171
Choice Hotels International, Inc.	3.700	01-15-31	1,210,000	993,401
Expedia Group, Inc.	2.950	03-15-31	1,494,000	1,133,765
Expedia Group, Inc.	4.625	08-01-27	2,049,000	1,917,550
Expedia Group, Inc.	5.000	02-15-26	2,261,000	2,184,866
Full House Resorts, Inc. (D)	8.250	02-15-28	730,000	635,100
Hilton Domestic Operating Company, Inc. (D)	3.625	02-15-32	1,048,000	834,470
Hilton Grand Vacations Borrower Escrow LLC (D)	4.875	07-01-31	921,000	752,918
Hilton Grand Vacations Borrower Escrow LLC (D)	5.000	06-01-29	1,217,000	1,043,736
Hyatt Hotels Corp.	6.000	04-23-30	1,032,000	978,168
International Game Technology PLC (D)	5.250	01-15-29	225,000	208,772
International Game Technology PLC (D)	6.500	02-15-25	231,000	231,194
Jacobs Entertainment, Inc. (D)	6.750	02-15-29	568,000	500,789
Marriott International, Inc.	4.625	06-15-30	1,760,000	1,578,814
MGM Resorts International	4.750	10-15-28	2,252,000	1,952,557
Midwest Gaming Borrower LLC (D)	4.875	05-01-29	1,354,000	1,144,993
Mohegan Gaming & Entertainment (D)	8.000	02-01-26	1,580,000	1,332,777
New Red Finance, Inc. (D)	4.000	10-15-30	2,782,000	2,270,808
Premier Entertainment Sub LLC (D)	5.625	09-01-29	807,000	597,180
Resorts World Las Vegas LLC (D)	4.625	04-16-29	1,290,000	923,704
Resorts World Las Vegas LLC (D)	4.625	04-06-31	600,000	406,706
Travel + Leisure Company (D)	4.625	03-01-30	1,354,000	1,092,969
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	19

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Travel + Leisure Company	6.600	10-01-25	585,000	$571,867
Wyndham Hotels & Resorts, Inc. (D)	4.375	08-15-28	741,000	652,317
Yum! Brands, Inc.	3.625	03-15-31	1,378,000	1,105,845
Yum! Brands, Inc. (D)	4.750	01-15-30	908,000	811,525
Household durables 0.1%
Brookfield Residential Properties, Inc. (D)	5.000	06-15-29	773,000	582,247
Century Communities, Inc. (D)	3.875	08-15-29	1,545,000	1,216,749
Empire Communities Corp. (D)	7.000	12-15-25	287,000	247,400
KB Home	4.000	06-15-31	1,246,000	943,845
KB Home	7.250	07-15-30	330,000	304,838
MDC Holdings, Inc.	2.500	01-15-31	632,000	421,936
Internet and direct marketing retail 0.1%
Amazon.com, Inc.	4.050	08-22-47	1,945,000	1,581,152
eBay, Inc.	2.700	03-11-30	2,477,000	2,013,472
Multiline retail 0.1%
Dollar Tree, Inc.	4.200	05-15-28	3,698,000	3,439,955
Macy’s Retail Holdings LLC (D)	5.875	04-01-29	287,000	247,866
Macy’s Retail Holdings LLC (D)	5.875	03-15-30	103,000	86,474
Macy’s Retail Holdings LLC (D)	6.125	03-15-32	188,000	156,203
Specialty retail 0.1%
Asbury Automotive Group, Inc. (D)	4.625	11-15-29	274,000	225,365
Asbury Automotive Group, Inc.	4.750	03-01-30	884,000	724,206
AutoNation, Inc.	4.750	06-01-30	995,000	856,733
Group 1 Automotive, Inc. (D)	4.000	08-15-28	122,000	100,332
Ken Garff Automotive LLC (D)	4.875	09-15-28	603,000	500,624
Lithia Motors, Inc. (D)	3.875	06-01-29	577,000	464,889
Lithia Motors, Inc. (D)	4.375	01-15-31	577,000	468,484
Lithia Motors, Inc. (D)	4.625	12-15-27	288,000	256,291
Consumer staples 0.5%				20,288,435
Beverages 0.0%
Anheuser-Busch InBev Worldwide, Inc.	4.600	04-15-48	1,556,000	1,282,734
Food and staples retailing 0.1%
Advantage Sales & Marketing, Inc. (D)	6.500	11-15-28	1,728,000	1,469,940
Food products 0.4%
Coruripe Netherlands BV (D)	10.000	02-10-27	1,488,000	1,235,048
JBS USA LUX SA (D)	3.625	01-15-32	1,341,000	1,039,275
JBS USA LUX SA (D)	3.750	12-01-31	434,000	340,411
JBS USA LUX SA (D)	5.125	02-01-28	909,000	845,077
JBS USA LUX SA (D)	5.750	04-01-33	2,479,000	2,233,926
Kraft Heinz Foods Company	4.375	06-01-46	3,663,000	2,857,464
Kraft Heinz Foods Company	5.000	06-04-42	1,265,000	1,093,849
20	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Food products (continued)
Kraft Heinz Foods Company	5.500	06-01-50	912,000	$835,289
MARB BondCo PLC (D)	3.950	01-29-31	1,895,000	1,403,608
NBM US Holdings, Inc. (D)	6.625	08-06-29	1,623,000	1,503,811
Post Holdings, Inc. (D)	5.500	12-15-29	1,421,000	1,278,786
Household products 0.0%
Edgewell Personal Care Company (D)	4.125	04-01-29	595,000	508,163
Edgewell Personal Care Company (D)	5.500	06-01-28	961,000	903,849
Personal products 0.0%
Natura Cosmeticos SA (D)	4.125	05-03-28	889,000	692,282
Oriflame Investment Holding PLC (D)	5.125	05-04-26	1,277,000	764,923
Energy 1.9%				73,516,450
Energy equipment and services 0.1%
CSI Compressco LP (D)	7.500	04-01-25	1,439,000	1,281,921
CSI Compressco LP (D)	7.500	04-01-25	262,000	233,400
CSI Compressco LP (10.000% Cash or 7.250% Cash and 3.500% PIK) (D)	10.000	04-01-26	1,156,918	1,016,774
Oil, gas and consumable fuels 1.8%
Aker BP ASA (D)	3.000	01-15-25	1,070,000	1,002,671
Aker BP ASA (D)	3.100	07-15-31	1,805,000	1,418,172
Aker BP ASA (D)	3.750	01-15-30	1,310,000	1,114,155
Aker BP ASA (D)	4.000	01-15-31	2,648,000	2,245,308
Altera Infrastructure LP (D)(F)	8.500	07-15-23	1,216,000	72,960
Antero Midstream Partners LP (D)	5.375	06-15-29	1,129,000	1,029,987
Antero Resources Corp. (D)	5.375	03-01-30	230,000	212,596
Ascent Resources Utica Holdings LLC (D)	5.875	06-30-29	1,387,000	1,217,093
Cheniere Energy Partners LP	4.000	03-01-31	2,636,000	2,222,372
Cheniere Energy Partners LP	4.500	10-01-29	2,626,000	2,318,627
CNX Resources Corp. (D)	7.375	01-15-31	320,000	317,654
Continental Resources, Inc.	4.900	06-01-44	1,129,000	800,900
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (D)	5.850	05-21-43	1,062,000	1,027,551
Diamondback Energy, Inc.	3.125	03-24-31	1,185,000	968,351
Enbridge, Inc. (5.500% to 7-15-27, then 3 month LIBOR + 3.418%)	5.500	07-15-77	1,750,000	1,501,674
Enbridge, Inc. (5.750% to 4-15-30, then 5 Year CMT + 5.314%)	5.750	07-15-80	1,735,000	1,533,063
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	1,755,000	1,552,085
Energean Israel Finance, Ltd. (D)	5.375	03-30-28	439,000	385,090
Energean Israel Finance, Ltd. (D)	5.875	03-30-31	772,000	651,701
Energy Transfer LP	4.200	04-15-27	1,199,000	1,102,449
Energy Transfer LP	5.150	03-15-45	1,751,000	1,365,343
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	21

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Energy Transfer LP	5.250	04-15-29	3,812,000	$3,572,304
Energy Transfer LP	5.400	10-01-47	1,185,000	940,882
Energy Transfer LP	5.500	06-01-27	1,831,000	1,781,807
Energy Transfer LP (6.500% to 11-15-26, then 5 Year CMT + 5.694%) (E)	6.500	11-15-26	2,312,000	1,988,320
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%)	5.250	08-16-77	3,068,000	2,398,072
EQM Midstream Partners LP (D)	7.500	06-01-27	226,000	223,175
EQM Midstream Partners LP (D)	7.500	06-01-30	128,000	124,480
EQT Corp.	5.678	10-01-25	422,000	417,154
EQT Corp.	7.000	02-01-30	1,625,000	1,665,706
Hess Midstream Operations LP (D)	4.250	02-15-30	399,000	341,205
Hess Midstream Operations LP (D)	5.500	10-15-30	178,000	160,592
Inversiones Latin America Power, Ltda. (D)	5.125	06-15-33	940,272	457,207
Kinder Morgan Energy Partners LP	7.750	03-15-32	1,345,000	1,446,469
Leviathan Bond, Ltd. (D)	6.500	06-30-27	2,940,000	2,740,068
Leviathan Bond, Ltd. (D)	6.750	06-30-30	256,000	228,620
MC Brazil Downstream Trading SARL (D)	7.250	06-30-31	1,381,000	1,055,222
Midwest Connector Capital Company LLC (D)	3.900	04-01-24	1,886,000	1,814,740
MPLX LP	4.000	03-15-28	1,538,000	1,391,350
MPLX LP	4.125	03-01-27	310,000	287,402
MPLX LP	4.250	12-01-27	1,156,000	1,065,875
MPLX LP	4.950	09-01-32	1,038,000	939,354
MPLX LP (6.875% to 2-15-23, then 3 month LIBOR + 4.652%) (E)	6.875	02-15-23	3,780,000	3,685,500
Ovintiv, Inc.	7.200	11-01-31	318,000	324,636
Parkland Corp. (D)	4.500	10-01-29	823,000	692,950
Parkland Corp. (D)	4.625	05-01-30	949,000	789,392
Petroleos Mexicanos (D)	8.750	06-02-29	855,000	761,800
Sabine Pass Liquefaction LLC	4.200	03-15-28	1,070,000	975,665
Sabine Pass Liquefaction LLC	4.500	05-15-30	2,270,000	2,070,439
Sabine Pass Liquefaction LLC	5.000	03-15-27	890,000	857,691
Sabine Pass Liquefaction LLC	5.875	06-30-26	1,274,000	1,267,217
Southwestern Energy Company	4.750	02-01-32	727,000	627,546
Sunoco LP	4.500	05-15-29	363,000	311,781
Sunoco LP	4.500	04-30-30	1,333,000	1,133,597
Targa Resources Corp.	4.950	04-15-52	2,315,000	1,737,032
Targa Resources Partners LP	4.000	01-15-32	1,896,000	1,555,835
The Williams Companies, Inc.	3.750	06-15-27	1,784,000	1,639,614
The Williams Companies, Inc.	4.650	08-15-32	1,499,000	1,348,750
TransCanada PipeLines, Ltd.	4.250	05-15-28	1,100,000	1,020,025
Venture Global Calcasieu Pass LLC (D)	3.875	08-15-29	476,000	408,170
22	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Venture Global Calcasieu Pass LLC (D)	4.125	08-15-31	794,000	$676,909
Financials 4.4%				172,991,201
Banks 2.6%
Banco Santander SA	4.379	04-12-28	1,380,000	1,206,145
Bank of America Corp. (2.087% to 6-14-28, then SOFR + 1.060%)	2.087	06-14-29	2,758,000	2,231,793
Bank of America Corp. (2.592% to 4-29-30, then SOFR + 2.150%)	2.592	04-29-31	2,415,000	1,906,747
Bank of America Corp. (2.687% to 4-22-31, then SOFR + 1.320%)	2.687	04-22-32	4,774,000	3,689,600
Bank of America Corp.	3.248	10-21-27	2,187,000	1,951,721
Bank of America Corp. (3.846% to 3-8-32, then 5 Year CMT + 2.000%)	3.846	03-08-37	2,318,000	1,857,166
Bank of America Corp.	3.950	04-21-25	2,424,000	2,319,656
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (E)	6.300	03-10-26	3,591,000	3,501,440
Barclays PLC (1.007% to 12-10-23, then 1 Year CMT + 0.800%)	1.007	12-10-24	914,000	855,723
Barclays PLC (4.375% to 3-15-28, then 5 Year CMT + 3.410%) (E)	4.375	03-15-28	1,977,000	1,312,153
Barclays PLC (8.000% to 3-15-29, then 5 Year CMT + 5.431%) (E)	8.000	03-15-29	959,000	859,124
BPCE SA (D)	4.500	03-15-25	1,825,000	1,713,084
Citigroup, Inc. (2.561% to 5-1-31, then SOFR + 1.167%)	2.561	05-01-32	1,379,000	1,050,754
Citigroup, Inc.	4.600	03-09-26	3,854,000	3,693,833
Citigroup, Inc. (4.700% to 1-30-25, then SOFR + 3.234%) (E)	4.700	01-30-25	2,981,000	2,392,253
Citigroup, Inc. (6.250% to 8-15-26, then 3 month LIBOR + 4.517%) (E)	6.250	08-15-26	2,215,000	2,137,697
Citizens Financial Group, Inc.	3.250	04-30-30	2,922,000	2,398,723
Credit Agricole SA (D)	2.811	01-11-41	1,137,000	645,504
Credit Agricole SA (D)	3.250	01-14-30	2,476,000	1,895,050
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (D)(E)	7.875	01-23-24	1,350,000	1,341,060
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (E)	5.100	06-30-23	1,381,000	1,257,815
Freedom Mortgage Corp. (D)	8.125	11-15-24	975,000	857,756
HSBC Holdings PLC (6.375% to 3-30-25, then 5 Year ICE Swap Rate + 4.368%) (E)	6.375	03-30-25	342,000	304,380
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (E)	6.500	04-16-25	375,000	341,288
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	23

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Intesa Sanpaolo SpA (4.198% to 6-1-31, then 1 Year CMT + 2.600%) (D)	4.198	06-01-32	974,000	$659,332
JPMorgan Chase & Co. (2.522% to 4-22-30, then SOFR + 2.040%)	2.522	04-22-31	3,693,000	2,912,378
JPMorgan Chase & Co. (2.956% to 5-13-30, then SOFR + 2.515%)	2.956	05-13-31	2,524,000	1,985,715
JPMorgan Chase & Co. (3.960% to 1-29-26, then 3 month LIBOR + 1.245%)	3.960	01-29-27	2,293,000	2,147,334
JPMorgan Chase & Co. (4.600% to 2-1-25, then SOFR + 3.125%) (E)	4.600	02-01-25	2,233,000	1,992,729
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (E)	6.750	02-01-24	2,932,000	2,932,000
Lloyds Banking Group PLC	4.450	05-08-25	5,010,000	4,801,846
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (E)	7.500	06-27-24	1,755,000	1,673,346
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (E)	5.125	11-01-26	755,000	658,121
NatWest Group PLC (3.754% to 11-1-24, then 5 Year CMT + 2.100%)	3.754	11-01-29	918,000	837,965
NatWest Group PLC (6.000% to 12-29-25, then 5 Year CMT + 5.625%) (E)	6.000	12-29-25	2,885,000	2,567,362
NatWest Markets PLC (D)	1.600	09-29-26	2,887,000	2,428,427
Santander Holdings USA, Inc. (2.490% to 1-6-27, then SOFR + 1.249%)	2.490	01-06-28	1,961,000	1,623,332
Santander Holdings USA, Inc.	3.244	10-05-26	4,279,000	3,790,061
Santander Holdings USA, Inc.	3.450	06-02-25	4,321,000	4,034,585
Santander Holdings USA, Inc.	3.500	06-07-24	2,412,000	2,312,988
Santander Holdings USA, Inc.	4.400	07-13-27	870,000	786,219
Societe Generale SA (5.375% to 11-18-30, then 5 Year CMT + 4.514%) (D)(E)	5.375	11-18-30	1,688,000	1,222,705
Societe Generale SA (6.221% to 6-15-32, then 1 Year CMT + 3.200%) (D)	6.221	06-15-33	1,152,000	989,890
The PNC Financial Services Group, Inc.	3.150	05-19-27	97,000	87,190
The PNC Financial Services Group, Inc. (3.400% to 9-15-26, then 5 Year CMT + 2.595%) (E)	3.400	09-15-26	3,026,000	2,258,153
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (E)	4.850	06-01-23	1,001,000	918,618
The PNC Financial Services Group, Inc. (3 month LIBOR + 3.678%) (E)(G)	6.460	02-01-23	1,861,000	1,856,308
Wells Fargo & Company (2.393% to 6-2-27, then SOFR + 2.100%)	2.393	06-02-28	4,256,000	3,635,434
24	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Wells Fargo & Company (2.879% to 10-30-29, then 3 month CME Term SOFR + 1.432%)	2.879	10-30-30	3,365,000	$2,760,859
Wells Fargo & Company (3.068% to 4-30-40, then SOFR + 2.530%)	3.068	04-30-41	1,964,000	1,330,719
Wells Fargo & Company (3.350% to 3-2-32, then SOFR + 1.500%)	3.350	03-02-33	1,671,000	1,347,071
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (E)	5.875	06-15-25	4,959,000	4,760,640
Capital markets 1.2%
Ares Capital Corp.	2.150	07-15-26	2,232,000	1,847,854
Ares Capital Corp.	2.875	06-15-28	1,511,000	1,179,963
Ares Capital Corp.	3.875	01-15-26	1,677,000	1,503,500
Ares Capital Corp.	4.200	06-10-24	1,615,000	1,553,678
Blackstone Private Credit Fund	2.350	11-22-24	1,987,000	1,817,700
Blackstone Private Credit Fund	2.700	01-15-25	1,587,000	1,449,806
Blackstone Private Credit Fund	3.250	03-15-27	450,000	373,344
Blackstone Private Credit Fund	4.000	01-15-29	2,215,000	1,803,112
Cantor Fitzgerald LP (D)	4.875	05-01-24	2,164,000	2,111,642
Deutsche Bank AG	0.962	11-08-23	3,181,000	3,025,377
Deutsche Bank AG (2.311% to 11-16-26, then SOFR + 1.219%)	2.311	11-16-27	1,807,000	1,442,353
Deutsche Bank AG (3.742% to 10-7-31, then SOFR + 2.257%)	3.742	01-07-33	2,475,000	1,684,931
Lazard Group LLC	4.375	03-11-29	1,115,000	997,863
Macquarie Bank, Ltd. (D)	3.624	06-03-30	1,265,000	999,190
Macquarie Bank, Ltd. (D)	4.875	06-10-25	1,529,000	1,467,942
Morgan Stanley (2.188% to 4-28-25, then SOFR + 1.990%)	2.188	04-28-26	5,557,000	5,071,491
Morgan Stanley (2.239% to 7-21-31, then SOFR + 1.178%)	2.239	07-21-32	1,141,000	841,084
Morgan Stanley (2.484% to 9-16-31, then SOFR + 1.360%)	2.484	09-16-36	3,451,000	2,443,249
MSCI, Inc. (D)	3.250	08-15-33	1,436,000	1,110,097
MSCI, Inc. (D)	3.625	11-01-31	1,188,000	977,766
S&P Global, Inc. (D)	4.750	08-01-28	908,000	880,194
The Goldman Sachs Group, Inc. (2.615% to 4-22-31, then SOFR + 1.281%)	2.615	04-22-32	5,947,000	4,536,152
The Goldman Sachs Group, Inc. (2.650% to 10-21-31, then SOFR + 1.264%)	2.650	10-21-32	2,294,000	1,736,730
The Goldman Sachs Group, Inc.	3.850	01-26-27	4,886,000	4,528,427
UBS Group AG (7.000% to 1-31-24, then 5 Year U.S. Swap Rate + 4.344%) (D)(E)	7.000	01-31-24	1,198,000	1,158,721
Consumer finance 0.2%
Ally Financial, Inc.	5.125	09-30-24	2,834,000	2,791,916
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	25

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Consumer finance (continued)
Capital One Financial Corp. (1.343% to 12-6-23, then SOFR + 0.690%)	1.343	12-06-24	2,334,000	$2,211,104
Discover Financial Services	4.100	02-09-27	621,000	562,756
Enova International, Inc. (D)	8.500	09-01-24	142,000	132,792
Enova International, Inc. (D)	8.500	09-15-25	1,353,000	1,213,780
OneMain Finance Corp.	6.875	03-15-25	335,000	324,950
Insurance 0.4%
Athene Holding, Ltd.	3.500	01-15-31	865,000	678,242
CNA Financial Corp.	2.050	08-15-30	627,000	474,935
CNO Financial Group, Inc.	5.250	05-30-25	882,000	865,520
CNO Financial Group, Inc.	5.250	05-30-29	2,373,000	2,168,908
Liberty Mutual Group, Inc. (4.125% to 9-15-26, then 5 Year CMT + 3.315%) (D)	4.125	12-15-51	1,618,000	1,213,500
Liberty Mutual Group, Inc. (D)	5.500	06-15-52	351,000	288,677
MetLife, Inc. (6.400% to 12-15-36, then 3 month LIBOR + 2.205%)	6.400	12-15-36	1,955,000	1,804,113
New York Life Insurance Company (D)	3.750	05-15-50	1,126,000	794,750
Nippon Life Insurance Company (2.750% to 1-21-31, then 5 Year CMT + 2.653%) (D)	2.750	01-21-51	2,711,000	2,009,350
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. Swap Rate + 3.650%) (D)	5.100	10-16-44	1,440,000	1,378,828
Prudential Financial, Inc. (5.125% to 11-28-31, then 5 Year CMT + 3.162%)	5.125	03-01-52	1,160,000	989,097
SBL Holdings, Inc. (D)	5.000	02-18-31	1,703,000	1,276,744
Teachers Insurance & Annuity Association of America (D)	4.270	05-15-47	2,371,000	1,847,893
Thrifts and mortgage finance 0.0%
Nationstar Mortgage Holdings, Inc. (D)	5.125	12-15-30	684,000	511,451
Nationstar Mortgage Holdings, Inc. (D)	5.500	08-15-28	887,000	719,455
Nationstar Mortgage Holdings, Inc. (D)	6.000	01-15-27	254,000	226,060
Radian Group, Inc.	4.500	10-01-24	985,000	932,422
Health care 0.8%				31,496,796
Biotechnology 0.1%
AbbVie, Inc.	3.200	11-21-29	5,537,000	4,839,671
Health care equipment and supplies 0.0%
Varex Imaging Corp. (D)	7.875	10-15-27	701,000	684,149
Health care providers and services 0.6%
AdaptHealth LLC (D)	5.125	03-01-30	912,000	791,160
AmerisourceBergen Corp.	2.800	05-15-30	1,794,000	1,468,000
Centene Corp.	3.000	10-15-30	1,667,000	1,341,935
Centene Corp.	3.375	02-15-30	935,000	776,798
26	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
Centene Corp.	4.250	12-15-27	289,000	$266,603
CVS Health Corp.	3.750	04-01-30	1,571,000	1,387,227
CVS Health Corp.	4.300	03-25-28	830,000	778,810
CVS Health Corp.	5.050	03-25-48	1,857,000	1,577,417
DaVita, Inc. (D)	3.750	02-15-31	1,878,000	1,357,850
DaVita, Inc. (D)	4.625	06-01-30	1,768,000	1,378,377
Encompass Health Corp.	4.500	02-01-28	462,000	413,444
Encompass Health Corp.	4.625	04-01-31	535,000	441,375
Fresenius Medical Care US Finance III, Inc. (D)	2.375	02-16-31	3,039,000	2,117,510
HCA, Inc.	4.125	06-15-29	1,559,000	1,375,675
HCA, Inc.	5.250	04-15-25	1,508,000	1,482,044
HCA, Inc.	5.250	06-15-26	1,425,000	1,381,010
Universal Health Services, Inc. (D)	1.650	09-01-26	1,719,000	1,440,559
Universal Health Services, Inc. (D)	2.650	10-15-30	1,611,000	1,205,201
Pharmaceuticals 0.1%
Organon & Company (D)	5.125	04-30-31	1,470,000	1,248,427
Royalty Pharma PLC	1.750	09-02-27	1,169,000	963,492
Viatris, Inc.	2.300	06-22-27	699,000	571,705
Viatris, Inc.	2.700	06-22-30	1,552,000	1,160,824
Viatris, Inc.	4.000	06-22-50	1,807,000	1,047,533
Industrials 2.4%				93,166,283
Aerospace and defense 0.3%
DAE Funding LLC (D)	2.625	03-20-25	1,109,000	1,006,196
Huntington Ingalls Industries, Inc.	4.200	05-01-30	1,354,000	1,196,953
The Boeing Company	3.200	03-01-29	1,162,000	968,122
The Boeing Company	5.040	05-01-27	3,251,000	3,133,467
The Boeing Company	5.150	05-01-30	4,639,000	4,286,363
TransDigm, Inc.	5.500	11-15-27	2,231,000	2,035,118
Air freight and logistics 0.0%
Simpar Europe SA (D)	5.200	01-26-31	480,000	346,598
Airlines 0.9%
Air Canada 2013-1 Class A Pass Through Trust (D)	4.125	05-15-25	645,139	574,435
Air Canada 2017-1 Class B Pass Through Trust (D)	3.700	01-15-26	495,899	435,435
Alaska Airlines 2020-1 Class B Pass Through Trust (D)	8.000	08-15-25	544,015	527,789
American Airlines 2015-1 Class A Pass Through Trust	3.375	05-01-27	4,664,896	3,796,704
American Airlines 2015-1 Class B Pass Through Trust	3.700	05-01-23	996,681	967,851
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	27

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
American Airlines 2016-1 Class A Pass Through Trust	4.100	01-15-28	1,613,026	$1,242,977
American Airlines 2017-1 Class A Pass Through Trust	4.000	02-15-29	469,600	359,373
American Airlines 2017-1 Class AA Pass Through Trust	3.650	02-15-29	1,023,581	883,534
American Airlines 2017-2 Class A Pass Through Trust	3.600	10-15-29	843,440	639,156
American Airlines 2019-1 Class A Pass Through Trust	3.500	02-15-32	1,618,211	1,176,308
American Airlines 2019-1 Class AA Pass Through Trust	3.150	02-15-32	1,093,503	891,808
American Airlines 2021-1 Class A Pass Through Trust	2.875	07-11-34	1,092,000	849,843
American Airlines 2021-1 Class B Pass Through Trust	3.950	07-11-30	814,000	636,443
British Airways 2013-1 Class A Pass Through Trust (D)	4.625	06-20-24	606,597	587,161
British Airways 2018-1 Class A Pass Through Trust (D)	4.125	09-20-31	523,440	430,468
British Airways 2020-1 Class A Pass Through Trust (D)	4.250	11-15-32	479,235	429,619
British Airways 2020-1 Class B Pass Through Trust (D)	8.375	11-15-28	354,503	344,864
Delta Air Lines, Inc.	2.900	10-28-24	2,984,000	2,819,880
Delta Air Lines, Inc.	3.800	04-19-23	378,000	373,840
Delta Air Lines, Inc.	4.375	04-19-28	1,865,000	1,663,561
Delta Air Lines, Inc. (D)	4.500	10-20-25	370,000	360,542
Delta Air Lines, Inc. (D)	4.750	10-20-28	1,640,559	1,526,189
JetBlue 2019-1 Class AA Pass Through Trust	2.750	05-15-32	1,254,382	996,168
United Airlines 2014-2 Class A Pass Through Trust	3.750	09-03-26	2,183,701	1,942,839
United Airlines 2016-1 Class A Pass Through Trust	3.450	07-07-28	1,973,680	1,550,692
United Airlines 2016-1 Class B Pass Through Trust	3.650	01-07-26	2,235,854	1,946,815
United Airlines 2018-1 Class B Pass Through Trust	4.600	03-01-26	206,281	184,116
United Airlines 2019-1 Class A Pass Through Trust	4.550	08-25-31	1,512,611	1,221,198
United Airlines 2020-1 Class A Pass Through Trust	5.875	10-15-27	3,514,044	3,383,673
United Airlines 2020-1 Class B Pass Through Trust	4.875	01-15-26	694,944	646,298
United Airlines, Inc. (D)	4.375	04-15-26	140,000	127,772
United Airlines, Inc. (D)	4.625	04-15-29	288,000	246,324
28	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
US Airways 2010-1 Class A Pass Through Trust	6.250	04-22-23	97,876	$96,927
US Airways 2011-1 Class A Pass Through Trust	7.125	10-22-23	842,525	847,114
US Airways 2012-1 Class A Pass Through Trust	5.900	10-01-24	249,432	239,526
US Airways 2012-2 Class A Pass Through Trust	4.625	06-03-25	846,760	755,797
Building products 0.1%
Builders FirstSource, Inc. (D)	4.250	02-01-32	1,630,000	1,304,326
Builders FirstSource, Inc. (D)	5.000	03-01-30	120,000	103,060
Builders FirstSource, Inc. (D)	6.375	06-15-32	964,000	886,591
Owens Corning	3.950	08-15-29	1,435,000	1,259,198
Commercial services and supplies 0.2%
Albion Financing 1 Sarl (D)	6.125	10-15-26	955,000	815,367
Allied Universal Holdco LLC (D)	6.000	06-01-29	489,000	339,512
APX Group, Inc. (D)	5.750	07-15-29	1,322,000	1,040,877
Cimpress PLC (D)	7.000	06-15-26	2,525,000	1,508,688
Garda World Security Corp. (D)	6.000	06-01-29	514,000	400,570
GFL Environmental, Inc. (D)	4.375	08-15-29	647,000	547,990
Graphic Packaging International LLC (D)	3.500	03-01-29	1,359,000	1,147,820
Prime Security Services Borrower LLC (D)	3.375	08-31-27	192,000	166,174
Prime Security Services Borrower LLC (D)	6.250	01-15-28	792,000	727,836
Construction and engineering 0.1%
Global Infrastructure Solutions, Inc. (D)	5.625	06-01-29	1,445,000	1,068,499
MasTec, Inc. (D)	4.500	08-15-28	862,000	765,091
Tutor Perini Corp. (D)	6.875	05-01-25	1,485,000	1,181,676
Machinery 0.1%
Flowserve Corp.	3.500	10-01-30	844,000	671,962
Hillenbrand, Inc.	3.750	03-01-31	594,000	475,200
JB Poindexter & Company, Inc. (D)	7.125	04-15-26	419,000	399,403
TK Elevator U.S. Newco, Inc. (D)	5.250	07-15-27	366,000	328,028
Professional services 0.1%
CoStar Group, Inc. (D)	2.800	07-15-30	2,304,000	1,816,201
TriNet Group, Inc. (D)	3.500	03-01-29	608,000	503,880
Road and rail 0.1%
Uber Technologies, Inc. (D)	4.500	08-15-29	2,198,000	1,884,126
Uber Technologies, Inc. (D)	7.500	05-15-25	1,178,000	1,178,589
Uber Technologies, Inc. (D)	7.500	09-15-27	2,062,000	2,061,523
Trading companies and distributors 0.5%
AerCap Ireland Capital DAC	1.650	10-29-24	1,011,000	917,620
AerCap Ireland Capital DAC	1.750	01-30-26	2,043,000	1,739,689
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	29

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Trading companies and distributors (continued)
AerCap Ireland Capital DAC	2.450	10-29-26	6,003,000	$5,069,208
AerCap Ireland Capital DAC	2.875	08-14-24	2,008,000	1,881,493
Air Lease Corp.	2.100	09-01-28	1,159,000	893,289
Air Lease Corp.	2.875	01-15-26	923,000	820,496
Air Lease Corp.	3.625	12-01-27	1,495,000	1,283,167
Ashtead Capital, Inc. (D)	2.450	08-12-31	1,113,000	798,291
Ashtead Capital, Inc. (D)	4.250	11-01-29	601,000	522,693
Ashtead Capital, Inc. (D)	4.375	08-15-27	1,075,000	970,747
Beacon Roofing Supply, Inc. (D)	4.125	05-15-29	1,104,000	913,538
BlueLinx Holdings, Inc. (D)	6.000	11-15-29	1,477,000	1,203,755
H&E Equipment Services, Inc. (D)	3.875	12-15-28	1,266,000	1,069,732
SMBC Aviation Capital Finance DAC (D)	2.300	06-15-28	666,000	525,366
United Rentals North America, Inc.	3.875	11-15-27	785,000	713,918
United Rentals North America, Inc.	4.875	01-15-28	1,865,000	1,734,450
Transportation infrastructure 0.0%
Adani Ports & Special Economic Zone, Ltd. (D)	3.100	02-02-31	1,324,000	850,788
Information technology 1.5%				59,397,168
Communications equipment 0.1%
Motorola Solutions, Inc.	2.300	11-15-30	2,623,000	1,962,516
Motorola Solutions, Inc.	2.750	05-24-31	2,304,000	1,761,966
Motorola Solutions, Inc.	4.600	05-23-29	840,000	772,210
IT services 0.2%
Block, Inc.	2.750	06-01-26	472,000	420,948
Block, Inc.	3.500	06-01-31	643,000	517,615
CGI, Inc. (D)	1.450	09-14-26	1,976,000	1,696,525
Gartner, Inc. (D)	3.625	06-15-29	573,000	487,050
Gartner, Inc. (D)	4.500	07-01-28	1,789,000	1,657,920
Sabre GLBL, Inc. (D)	7.375	09-01-25	918,000	861,708
VeriSign, Inc.	2.700	06-15-31	1,093,000	847,702
VeriSign, Inc.	5.250	04-01-25	565,000	559,599
Semiconductors and semiconductor equipment 0.7%
Broadcom, Inc. (D)	3.419	04-15-33	2,777,000	2,110,116
Broadcom, Inc.	4.750	04-15-29	6,647,000	6,175,462
Broadcom, Inc. (D)	4.926	05-15-37	1,218,000	1,004,254
KLA Corp.	4.100	03-15-29	1,232,000	1,155,436
Marvell Technology, Inc.	2.450	04-15-28	2,500,000	2,044,504
Micron Technology, Inc.	4.185	02-15-27	5,330,000	4,944,544
Micron Technology, Inc.	4.975	02-06-26	912,000	886,613
Micron Technology, Inc.	5.327	02-06-29	4,718,000	4,373,868
NXP BV	3.250	05-11-41	863,000	560,482
NXP BV	3.875	06-18-26	2,629,000	2,445,527
30	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Qorvo, Inc. (D)	1.750	12-15-24	1,164,000	$1,061,452
Qorvo, Inc. (D)	3.375	04-01-31	1,276,000	960,190
Renesas Electronics Corp. (D)	1.543	11-26-24	1,501,000	1,362,893
Software 0.2%
Autodesk, Inc.	2.850	01-15-30	1,513,000	1,265,179
Consensus Cloud Solutions, Inc. (D)	6.500	10-15-28	1,132,000	999,195
Infor, Inc. (D)	1.750	07-15-25	413,000	371,347
Oracle Corp.	2.950	04-01-30	5,040,000	4,104,070
Workday, Inc.	3.500	04-01-27	1,069,000	986,058
Technology hardware, storage and peripherals 0.3%
Atento Luxco 1 SA (D)	8.000	02-10-26	573,000	223,483
CDW LLC	3.250	02-15-29	460,000	376,055
CDW LLC	3.569	12-01-31	2,082,000	1,635,295
Dell International LLC (D)	3.450	12-15-51	1,956,000	1,106,781
Dell International LLC	4.900	10-01-26	3,270,000	3,138,649
Dell International LLC	5.300	10-01-29	1,564,000	1,464,193
Dell International LLC	5.850	07-15-25	1,093,000	1,093,715
Western Digital Corp.	4.750	02-15-26	2,167,000	2,002,048
Materials 0.7%				29,810,701
Chemicals 0.2%
Braskem Idesa SAPI (D)	6.990	02-20-32	1,072,000	717,039
Braskem Netherlands Finance BV (D)	5.875	01-31-50	2,015,000	1,464,260
FS Luxembourg Sarl (D)	10.000	12-15-25	1,815,000	1,851,300
Methanex Corp.	4.250	12-01-24	1,190,000	1,151,599
Sasol Financing USA LLC	5.500	03-18-31	2,017,000	1,510,673
Trinseo Materials Operating SCA (D)	5.125	04-01-29	928,000	526,640
Valvoline, Inc. (D)	3.625	06-15-31	1,712,000	1,350,768
WR Grace Holdings LLC (D)	4.875	06-15-27	559,000	489,125
Construction materials 0.1%
Cemex SAB de CV (D)	3.875	07-11-31	1,725,000	1,313,010
Cemex SAB de CV (D)	5.200	09-17-30	1,176,000	1,000,242
Standard Industries, Inc. (D)	3.375	01-15-31	706,000	528,229
Standard Industries, Inc. (D)	4.375	07-15-30	873,000	705,864
Standard Industries, Inc. (D)	5.000	02-15-27	196,000	177,380
Containers and packaging 0.1%
Owens-Brockway Glass Container, Inc. (D)	6.625	05-13-27	689,000	657,984
Pactiv Evergreen Group Issuer, Inc. (D)	4.000	10-15-27	1,811,000	1,602,735
Pactiv Evergreen Group Issuer, Inc. (D)	4.375	10-15-28	907,000	793,625
Trident TPI Holdings, Inc. (D)	6.625	11-01-25	280,000	241,108
Metals and mining 0.3%
Anglo American Capital PLC (D)	4.750	04-10-27	1,100,000	1,030,788
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	31

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Metals and mining (continued)
Arconic Corp. (D)	6.125	02-15-28	747,000	$700,223
First Quantum Minerals, Ltd. (D)	6.500	03-01-24	500,000	490,339
First Quantum Minerals, Ltd. (D)	6.875	03-01-26	665,000	624,036
First Quantum Minerals, Ltd. (D)	6.875	10-15-27	1,134,000	1,054,424
First Quantum Minerals, Ltd. (D)	7.500	04-01-25	583,000	565,510
Freeport-McMoRan, Inc.	4.250	03-01-30	2,022,000	1,769,857
Freeport-McMoRan, Inc.	4.625	08-01-30	2,169,000	1,917,549
Freeport-McMoRan, Inc.	5.450	03-15-43	2,369,000	1,946,134
Hudbay Minerals, Inc. (D)	4.500	04-01-26	288,000	252,652
JW Aluminum Continuous Cast Company (D)	10.250	06-01-26	458,000	468,305
Newmont Corp.	2.800	10-01-29	819,000	676,414
Novelis Corp. (D)	4.750	01-30-30	2,329,000	1,978,590
Volcan Cia Minera SAA (D)	4.375	02-11-26	303,000	254,299
Real estate 0.7%				27,555,822
Equity real estate investment trusts 0.7%
American Homes 4 Rent LP	4.250	02-15-28	1,050,000	957,247
American Tower Corp.	1.600	04-15-26	1,241,000	1,071,489
American Tower Corp.	3.550	07-15-27	1,512,000	1,351,152
American Tower Corp.	3.800	08-15-29	3,112,000	2,714,472
Crown Castle, Inc.	3.800	02-15-28	926,000	834,734
Equinix, Inc.	1.550	03-15-28	1,860,000	1,483,440
Equinix, Inc.	1.800	07-15-27	1,127,000	937,816
Equinix, Inc.	2.500	05-15-31	3,179,000	2,420,761
Equinix, Inc.	3.200	11-18-29	1,110,000	929,717
GLP Capital LP	3.250	01-15-32	878,000	654,470
GLP Capital LP	4.000	01-15-30	858,000	707,567
GLP Capital LP	5.375	04-15-26	1,361,000	1,299,156
Host Hotels & Resorts LP	3.375	12-15-29	2,195,000	1,747,973
Host Hotels & Resorts LP	3.500	09-15-30	1,253,000	982,722
Host Hotels & Resorts LP	4.500	02-01-26	839,000	783,191
Iron Mountain Information Management Services, Inc. (D)	5.000	07-15-32	382,000	315,035
Iron Mountain, Inc. (D)	4.875	09-15-29	781,000	671,465
Iron Mountain, Inc. (D)	5.250	07-15-30	931,000	803,279
RHP Hotel Properties LP (D)	4.500	02-15-29	1,429,000	1,253,948
SBA Tower Trust (D)	2.836	01-15-25	1,172,000	1,088,318
Ventas Realty LP	3.500	02-01-25	576,000	546,860
VICI Properties LP (D)	3.875	02-15-29	798,000	671,948
VICI Properties LP (D)	4.125	08-15-30	1,099,000	907,823
VICI Properties LP (D)	4.625	12-01-29	1,848,000	1,606,908
VICI Properties LP	5.125	05-15-32	442,000	391,608
XHR LP (D)	4.875	06-01-29	490,000	422,723
32	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Utilities 0.6%				$24,436,035
Electric utilities 0.4%
Atlantica Transmision Sur SA (D)	6.875	04-30-43	819,246	752,273
Emera US Finance LP	3.550	06-15-26	920,000	848,799
FirstEnergy Corp.	2.650	03-01-30	1,259,000	1,017,801
Instituto Costarricense de Electricidad (D)	6.375	05-15-43	515,000	347,625
NextEra Energy Capital Holdings, Inc.	3.550	05-01-27	3,610,000	3,323,383
NRG Energy, Inc. (D)	2.450	12-02-27	1,813,000	1,489,787
NRG Energy, Inc. (D)	3.375	02-15-29	420,000	349,848
NRG Energy, Inc. (D)	3.625	02-15-31	1,054,000	838,741
NRG Energy, Inc. (D)	3.875	02-15-32	2,092,000	1,649,437
NRG Energy, Inc. (D)	4.450	06-15-29	1,365,000	1,206,025
Vistra Operations Company LLC (D)	3.700	01-30-27	3,350,000	2,995,055
Vistra Operations Company LLC (D)	4.300	07-15-29	3,142,000	2,741,046
Gas utilities 0.0%
AmeriGas Partners LP	5.500	05-20-25	1,635,000	1,565,856
Independent power and renewable electricity producers 0.1%
AES Panama Generation Holdings SRL (D)	4.375	05-31-30	1,201,000	945,206
DPL, Inc.	4.125	07-01-25	1,185,000	1,118,664
LLPL Capital Pte, Ltd. (D)	6.875	02-04-39	127,980	98,420
NextEra Energy Operating Partners LP (D)	3.875	10-15-26	1,071,000	992,763
NextEra Energy Operating Partners LP (D)	4.500	09-15-27	255,000	237,150
Multi-utilities 0.1%
Dominion Energy, Inc.	3.375	04-01-30	1,191,000	1,022,265

NiSource, Inc.	3.600	05-01-30	1,041,000	895,891
Municipal bonds 0.1%				$2,922,787
(Cost $3,867,652)
Golden State Tobacco Securitization Corp. (California)	4.214	06-01-50	1,307,000	870,086
New Jersey Transportation Trust Fund Authority	4.081	06-15-39	1,523,000	1,201,747
New Jersey Transportation Trust Fund Authority	4.131	06-15-42	95,000	72,189

State Board of Administration Finance Corp. (Florida)	1.705	07-01-27	923,000	778,765
Term loans (H) 0.1%				$5,781,105
(Cost $7,006,259)
Communication services 0.0%				483,210
Media 0.0%
AP Core Holdings II LLC, Term B-2 Loan (1 month LIBOR + 5.500%)	9.254	09-01-27	531,000	483,210
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	33

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary 0.0%				$1,395,450
Household durables 0.0%
Hunter Douglas, Inc., Tranche B-1 Term Loan (3 month CME Term SOFR + 3.500%)	6.340	02-26-29	1,686,773	1,395,450
Industrials 0.1%				2,271,243
Commercial services and supplies 0.0%
TTF Holdings LLC, Initial Term Loan (1 month LIBOR + 4.000%)	7.120	03-31-28	331,526	324,066
Professional services 0.1%
CoreLogic, Inc., Term Loan (1 month LIBOR + 3.500%)	7.313	06-02-28	2,650,230	1,947,177
Information technology 0.0%				447,064
Software 0.0%
Quasar Intermediate Holdings, Ltd., Initial Term Loan (3 month CME Term SOFR + 4.250%)	6.980	02-01-29	606,000	447,064
Materials 0.0%				1,184,138
Containers and packaging 0.0%
Clydesdale Acquisition Holdings, Inc., Term Loan B (1 month CME Term SOFR + 4.175%)	8.004	04-13-29	321,195	308,925

Mauser Packaging Solutions Holding Company, 2017 Term Loan B (1 month LIBOR + 3.250%)	6.378	04-03-24	921,277	875,213
Collateralized mortgage obligations 3.1%				$122,620,412
(Cost $140,404,830)
Commercial and residential 2.3%				88,946,869
Angel Oak Mortgage Trust LLC
Series 2020-R1, Class A1 (D)(I)	0.990	04-25-53	781,465	728,404
Series 2021-2, Class A1 (D)(I)	0.985	04-25-66	580,725	447,170
Series 2021-4, Class A1 (D)(I)	1.035	01-20-65	1,392,765	1,047,254
Series 2021-5, Class A1 (D)(I)	0.951	07-25-66	1,924,320	1,446,980
Arroyo Mortgage Trust
Series 2021-1R, Class A1 (D)(I)	1.175	10-25-48	1,064,760	901,856
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class ENM (D)(I)	3.719	11-05-32	575,000	417,528
Barclays Commercial Mortgage Trust
Series 2019-C5, Class A2	3.043	11-15-52	665,000	631,021
BBCMS Mortgage Trust
Series 2020-C6, Class A2	2.690	02-15-53	822,000	767,899
BBCMS Trust
Series 2015-MSQ, Class D (D)(I)	3.990	09-15-32	385,000	383,980
Series 2015-SRCH, Class D (D)(I)	4.957	08-10-35	840,000	694,292
Benchmark Mortgage Trust
Series 2019-B12, Class A2	3.001	08-15-52	954,957	907,871
34	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2019-B13, Class A2	2.889	08-15-57	780,000	$737,860
BOCA Commercial Mortgage Trust
Series 2022-BOCA, Class A (1 month CME Term SOFR + 1.770%) (D)(G)	5.145	05-15-39	1,521,000	1,480,258
Series 2022-BOCA, Class B (1 month CME Term SOFR + 2.319%) (D)(G)	5.695	05-15-39	570,000	548,082
BPR Trust
Series 2022-OANA, Class A (1 month CME Term SOFR + 1.898%) (D)(G)	5.274	04-15-37	4,432,000	4,294,073
BRAVO Residential Funding Trust
Series 2021-NQM1, Class A1 (D)(I)	0.941	02-25-49	852,707	778,045
BWAY Mortgage Trust
Series 2015-1740, Class XA IO (D)	0.179	01-10-35	7,015,000	1,086
BX Commercial Mortgage Trust
Series 2020-VKNG, Class A (1 month LIBOR + 0.930%) (D)(G)	4.342	10-15-37	1,577,005	1,519,919
Series 2021-ACNT, Class A (1 month LIBOR + 0.850%) (D)(G)	4.263	11-15-38	1,348,000	1,284,557
Series 2021-VOLT, Class C (1 month LIBOR + 1.100%) (D)(G)	4.512	09-15-36	1,945,000	1,794,108
Series 2022-AHP, Class A (1 month CME Term SOFR + 0.990%) (D)(G)	4.366	01-17-39	3,220,000	3,091,221
BX Trust
Series 2022-CLS, Class A (D)	5.760	10-13-27	1,528,000	1,510,941
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D (1 month LIBOR + 1.750%) (D)(G)	5.162	12-15-37	478,000	456,482
Series 2019-LIFE, Class F (1 month LIBOR + 2.550%) (D)(G)	5.962	12-15-37	946,000	881,251
Citigroup Commercial Mortgage Trust
Series 2019-PRM, Class A (D)	3.341	05-10-36	1,658,000	1,607,323
Series 2019-SMRT, Class A (D)	4.149	01-10-36	853,000	827,790
COLT Mortgage Loan Trust
Series 2021-2, Class A1 (D)(I)	0.924	08-25-66	1,464,771	1,151,460
Series 2021-3, Class A1 (D)(I)	0.956	09-27-66	2,051,121	1,574,140
Series 2021-HX1, Class A1 (D)(I)	1.110	10-25-66	1,655,098	1,312,187
COLT Trust
Series 2020-RPL1, Class A1 (D)(I)	1.390	01-25-65	2,703,293	2,307,059
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR3, Class XA IO	1.535	10-15-45	1,420,427	14
Series 2014-CR15, Class XA IO	0.623	02-10-47	4,074,994	24,625
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG)
Series 2018-COR3, Class XA IO	0.435	05-10-51	9,584,826	188,756
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2013-300P, Class D (D)(I)	4.394	08-10-30	880,000	829,719
Series 2017-PANW, Class A (D)	3.244	10-10-29	305,000	283,992
Series 2020-CBM, Class A2 (D)	2.896	02-10-37	987,000	900,733
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class D (1 month LIBOR + 1.600%) (D)(G)	5.012	05-15-36	1,390,000	1,347,024
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	35

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2020-NET, Class A (D)	2.257	08-15-37	676,305	$599,227
Series 2021-NQM2, Class A1 (D)(I)	1.179	02-25-66	1,099,599	926,342
Series 2021-NQM3, Class A1 (D)(I)	1.015	04-25-66	954,188	751,006
Series 2021-NQM5, Class A1 (D)(I)	0.938	05-25-66	980,476	728,936
Series 2021-NQM6, Class A1 (D)(I)	1.174	07-25-66	1,728,730	1,326,875
Ellington Financial Mortgage Trust
Series 2021-1, Class A1 (D)(I)	0.797	02-25-66	772,633	603,701
Series 2021-2, Class A1 (D)(I)	0.931	06-25-66	1,080,171	830,776
Flagstar Mortgage Trust
Series 2021-1, Class A2 (D)(I)	2.500	02-01-51	2,012,585	1,559,204
GCAT Trust
Series 2021-NQM1, Class A1 (D)(I)	0.874	01-25-66	733,370	613,035
Series 2021-NQM2, Class A1 (D)(I)	1.036	05-25-66	812,635	640,908
Series 2021-NQM3, Class A1 (D)(I)	1.091	05-25-66	1,250,699	1,002,877
GS Mortgage Securities Trust
Series 2015-590M, Class C (D)(I)	3.805	10-10-35	320,000	282,643
Series 2017-485L, Class C (D)(I)	3.982	02-10-37	250,000	212,122
Series 2019-GC40, Class A2	2.971	07-10-52	845,000	806,520
Series 2020-UPTN, Class A (D)	2.751	02-10-37	650,000	593,131
GS Mortgage-Backed Securities Trust
Series 2020-NQM1, Class A1 (D)(I)	1.382	09-27-60	199,459	181,271
Series 2021-NQM1, Class A1 (D)(I)	1.017	07-25-61	511,470	421,758
Imperial Fund Mortgage Trust
Series 2021-NQM1, Class A1 (D)(I)	1.071	06-25-56	826,905	671,843
IMT Trust
Series 2017-APTS, Class AFX (D)	3.478	06-15-34	330,000	313,651
Series 2017-APTS, Class CFX (D)(I)	3.497	06-15-34	400,000	375,101
InTown Mortgage Trust
Series 2022-STAY, Class A (1 month CME Term SOFR + 2.489%) (D)(G)	5.865	08-15-39	2,548,000	2,509,782
Irvine Core Office Trust
Series 2013-IRV, Class A2 (D)(I)	3.173	05-15-48	1,466,000	1,439,617
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2020-NNN, Class AFX (D)	2.812	01-16-37	1,161,000	1,048,775
KNDL Mortgage Trust
Series 2019-KNSQ, Class D (1 month LIBOR + 1.350%) (D)(G)	4.762	05-15-36	840,000	811,130
Life Mortgage Trust
Series 2021-BMR, Class A (1 month LIBOR + 0.700%) (D)(G)	4.112	03-15-38	1,848,967	1,767,227
Series 2021-BMR, Class D (1 month LIBOR + 1.400%) (D)(G)	4.812	03-15-38	1,543,263	1,446,656
Series 2022-BMR2, Class A1 (1 month CME Term SOFR + 1.295%) (D)(G)	4.671	05-15-39	4,322,000	4,160,259
MFA Trust
Series 2021-NQM1, Class A1 (D)(I)	1.153	04-25-65	616,868	531,734
Natixis Commercial Mortgage Securities Trust
Series 2018-285M, Class D (D)(I)	3.790	11-15-32	464,000	419,098
Series 2018-ALXA, Class C (D)(I)	4.316	01-15-43	380,000	321,990
36	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
NYMT Loan Trust
Series 2022-CP1, Class A1 (D)	2.042	07-25-61	939,573	$829,664
OBX Trust
Series 2020-EXP2, Class A3 (D)(I)	2.500	05-25-60	346,868	273,552
Series 2021-NQM2, Class A1 (D)(I)	1.101	05-25-61	1,446,475	1,113,764
Series 2021-NQM3, Class A1 (D)(I)	1.054	07-25-61	1,828,070	1,356,922
One Market Plaza Trust
Series 2017-1MKT, Class D (D)	4.146	02-10-32	240,000	223,633
Provident Funding Mortgage Trust
Series 2020-F1, Class A2 (D)(I)	2.000	01-25-36	1,650,526	1,396,469
SLG Office Trust
Series 2021-OVA, Class D (D)	2.851	07-15-41	1,738,000	1,248,504
SMRT
Series 2022-MINI, Class A (1 month CME Term SOFR + 1.000%) (D)(G)	4.376	01-15-24	4,367,000	4,138,162
Starwood Mortgage Residential Trust
Series 2022-1, Class A1 (D)(I)	2.447	12-25-66	1,920,778	1,551,270
Towd Point Mortgage Trust
Series 2015-1, Class A5 (D)(I)	3.528	10-25-53	566,000	541,957
Series 2015-2, Class 1M2 (D)(I)	3.394	11-25-60	742,283	723,367
Series 2017-2, Class A1 (D)(I)	2.750	04-25-57	26,375	25,982
Series 2018-1, Class A1 (D)(I)	3.000	01-25-58	157,777	151,838
Series 2018-4, Class A1 (D)(I)	3.000	06-25-58	799,728	720,138
Series 2018-5, Class A1A (D)(I)	3.250	07-25-58	74,447	71,087
Series 2018-6, Class A1A (D)(I)	3.750	03-25-58	701,235	683,422
Series 2019-1, Class A1 (D)(I)	3.704	03-25-58	920,131	845,158
Series 2019-4, Class A1 (D)(I)	2.900	10-25-59	945,170	861,570
Series 2020-4, Class A1 (D)	1.750	10-25-60	1,419,943	1,255,895
Verus Securitization Trust
Series 2020-5, Class A1 (1.218% to 10-1-24, then 2.218% thereafter) (D)	1.218	05-25-65	331,439	299,727
Series 2021-3, Class A1 (D)(I)	1.046	06-25-66	1,476,590	1,149,380
Series 2021-4, Class A1 (D)(I)	0.938	07-25-66	791,600	606,735
Series 2021-5, Class A1 (D)(I)	1.013	09-25-66	1,648,673	1,267,000
Series 2021-R1, Class A1 (D)(I)	0.820	10-25-63	671,336	607,518
U.S. Government Agency 0.8%				33,673,543
Federal Home Loan Mortgage Corp.
Series 2022-DNA1, Class M1A (1 month SOFR + 1.000%) (D)(G)	3.997	01-25-42	2,115,926	2,046,244
Series 2022-DNA2, Class M1A (1 month SOFR + 1.300%) (D)(G)	4.297	02-25-42	1,408,734	1,377,953
Series 2022-DNA2, Class M1B (1 month SOFR + 2.400%) (D)(G)	5.397	02-25-42	1,956,000	1,799,517
Series 2022-DNA3, Class M1A (1 month SOFR + 2.000%) (D)(G)	4.997	04-25-42	1,897,631	1,859,678
Series 2022-DNA3, Class M1B (1 month SOFR + 2.900%) (D)(G)	5.897	04-25-42	1,172,000	1,087,031
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	37

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2022-DNA4, Class M1A (1 month SOFR + 2.200%) (D)(G)	5.197	05-25-42	1,481,663	$1,464,995
Series 2022-DNA4, Class M1B (1 month SOFR + 3.350%) (D)(G)	6.347	05-25-42	1,791,000	1,688,015
Series 2022-DNA5, Class M1B (1 month SOFR + 4.500%) (D)(G)	7.497	06-25-42	1,955,000	1,947,669
Federal National Mortgage Association
Series 2022-R03, Class 1M1 (1 month SOFR + 2.100%) (D)(G)	5.097	03-25-42	1,763,713	1,739,650
Series 2022-R04, Class 1M1 (1 month SOFR + 2.000%) (D)(G)	4.997	03-25-42	758,793	745,877
Government National Mortgage Association
Series 2012-114, Class IO	0.621	01-16-53	860,038	13,233
Series 2016-174, Class IO	0.845	11-16-56	1,914,499	78,590
Series 2017-109, Class IO	0.272	04-16-57	2,067,907	43,682
Series 2017-124, Class IO	0.616	01-16-59	1,737,879	53,759
Series 2017-135, Class IO	0.721	10-16-58	2,831,079	118,040
Series 2017-140, Class IO	0.486	02-16-59	1,323,854	45,230
Series 2017-159, Class IO	0.434	06-16-59	2,012,071	68,663
Series 2017-169, Class IO	0.588	01-16-60	24,199,053	848,029
Series 2017-20, Class IO	0.544	12-16-58	2,522,257	69,005
Series 2017-22, Class IO	0.796	12-16-57	887,424	35,445
Series 2017-41, Class IO	0.604	07-16-58	1,536,534	45,485
Series 2017-46, Class IO	0.685	11-16-57	2,623,615	100,744
Series 2017-61, Class IO	0.769	05-16-59	1,142,304	44,513
Series 2018-158, Class IO	0.769	05-16-61	3,156,759	162,774
Series 2018-35, Class IO	0.528	03-16-60	3,912,323	153,444
Series 2018-43, Class IO	0.498	05-16-60	4,882,092	168,752
Series 2018-68, Class IO	0.423	01-16-60	6,535,350	226,741
Series 2018-69, Class IO	0.610	04-16-60	3,493,016	164,846
Series 2018-81, Class IO	0.475	01-16-60	4,988,467	203,996
Series 2018-9, Class IO	0.443	01-16-60	6,296,645	202,341
Series 2019-131, Class IO	0.802	07-16-61	3,095,306	173,942
Series 2020-100, Class IO	0.784	05-16-62	4,211,927	253,204
Series 2020-108, Class IO	0.847	06-16-62	24,360,203	1,482,240
Series 2020-114, Class IO	0.800	09-16-62	11,356,455	714,619
Series 2020-118, Class IO	0.886	06-16-62	9,323,133	594,487
Series 2020-119, Class IO	0.601	08-16-62	4,680,667	241,748
Series 2020-120, Class IO	0.760	05-16-62	2,829,934	168,796
Series 2020-137, Class IO	0.794	09-16-62	19,540,328	1,135,918
Series 2020-150, Class IO	0.962	12-16-62	8,888,386	639,885
Series 2020-170, Class IO	0.833	11-16-62	11,414,993	739,910
Series 2020-92, Class IO	0.877	02-16-62	9,885,714	659,343
Series 2021-110, Class IO	0.871	11-16-63	7,492,598	525,119
Series 2021-110, Class IO	0.872	01-16-63	7,332,709	479,942
Series 2021-163, Class IO	0.797	03-16-64	9,480,760	612,378
38	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2021-3, Class IO	0.867	09-16-62	21,007,991	$1,391,084
Series 2021-40, Class IO	0.824	02-16-63	4,241,029	277,996
Series 2021-47, Class IO	0.992	03-16-61	27,259,286	1,953,452
Series 2022-17, Class IO	0.802	06-16-64	11,397,000	775,793
Series 2022-21, Class IO	0.783	10-16-63	4,881,946	321,903
Series 2022-53, Class IO	0.712	06-16-64	18,267,073	1,064,817

Series 2022-57, Class IO	0.756	09-16-63	13,618,655	863,026
Asset backed securities 3.3%				$129,439,875
(Cost $147,740,915)
Asset backed securities 3.3%				129,439,875
ABPCI Direct Lending Fund I, Ltd.
Series 2020-1A, Class A (D)	3.199	12-20-30	716,000	642,629
Aligned Data Centers Issuer LLC
Series 2021-1A, Class A2 (D)	1.937	08-15-46	3,805,000	3,186,007
AMSR Trust
Series 2020-SFR4, Class A (D)	1.355	11-17-37	777,000	679,499
Series 2021-SFR4, Class A (D)	2.117	12-09-38	439,000	372,692
Applebee’s Funding LLC
Series 2019-1A, Class A2I (D)	4.194	06-05-49	2,545,290	2,397,210
Aqua Finance Trust
Series 2021-A, Class A (D)	1.540	07-17-46	873,946	788,435
Arby’s Funding LLC
Series 2020-1A, Class A2 (D)	3.237	07-30-50	2,674,440	2,245,668
Avis Budget Rental Car Funding AESOP LLC
Series 2019-3A, Class A (D)	2.360	03-20-26	2,401,000	2,227,150
Series 2020-1A, Class A (D)	2.330	08-20-26	2,091,000	1,894,521
BRE Grand Islander Timeshare Issuer LLC
Series 2019-A, Class A (D)	3.280	09-26-33	1,000,048	936,506
Carlyle U.S. CLO, Ltd.
Series 2019-2A, Class A1R (3 month LIBOR + 1.120%) (D)(G)	5.199	07-15-32	1,165,000	1,125,071
CarMax Auto Owner Trust
Series 2022-1, Class A3	1.470	12-15-26	1,297,000	1,227,889
CARS-DB4 LP
Series 2020-1A, Class B1 (D)	4.170	02-15-50	1,485,000	1,356,403
CF Hippolyta Issuer LLC
Series 2020-1, Class A1 (D)	1.690	07-15-60	2,587,643	2,274,848
Series 2021-1A, Class A1 (D)	1.530	03-15-61	2,593,495	2,223,297
Chase Auto Credit Linked Notes
Series 2021-3, Class B (D)	0.760	02-26-29	930,764	881,194
CLI Funding VI LLC
Series 2020-1A, Class A (D)	2.080	09-18-45	2,875,041	2,467,049
CLI Funding VIII LLC
Series 2021-1A, Class A (D)	1.640	02-18-46	2,623,321	2,225,260
Series 2022-1A, Class A (D)	2.720	01-18-47	1,644,970	1,382,866
DataBank Issuer
Series 2021-1A, Class A2 (D)	2.060	02-27-51	1,281,000	1,093,367
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	39

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
DB Master Finance LLC
Series 2017-1A, Class A2II (D)	4.030	11-20-47	931,125	$838,571
Series 2021-1A, Class A2I (D)	2.045	11-20-51	4,098,033	3,425,062
Diamond Infrastructure Funding LLC
Series 2021-1A, Class C (D)	3.475	04-15-49	514,000	396,293
Domino’s Pizza Master Issuer LLC
Series 2017-1A, Class A23 (D)	4.118	07-25-47	2,829,878	2,541,507
Series 2021-1A, Class A2I (D)	2.662	04-25-51	1,908,930	1,530,916
Driven Brands Funding LLC
Series 2020-2A, Class A2 (D)	3.237	01-20-51	1,501,260	1,213,797
Series 2021-1A, Class A2 (D)	2.791	10-20-51	2,372,040	1,835,608
Elmwood CLO IV, Ltd.
Series 2020-1A, Class A (3 month LIBOR + 1.240%) (D)(G)	5.319	04-15-33	1,874,000	1,813,281
FirstKey Homes Trust
Series 2020-SFR1, Class A (D)	1.339	08-17-37	3,054,583	2,693,605
Series 2020-SFR2, Class A (D)	1.266	10-19-37	2,010,350	1,759,302
Series 2021-SFR1, Class A (D)	1.538	08-17-38	1,487,682	1,251,477
Series 2021-SFR1, Class D (D)	2.189	08-17-38	1,729,000	1,419,871
Five Guys Funding LLC
Series 2017-1A, Class A2 (D)	4.600	07-25-47	1,321,275	1,236,034
Ford Credit Auto Owner Trust
Series 2020-1, Class A (D)	2.040	08-15-31	2,586,000	2,377,523
Ford Credit Floorplan Master Owner Trust
Series 2019-2, Class A	3.060	04-15-26	3,803,000	3,659,817
Series 2020-2, Class A	1.060	09-15-27	2,829,000	2,516,072
GM Financial Consumer Automobile Receivables Trust
Series 2022-1, Class A3	1.260	11-16-26	642,000	608,343
GMF Floorplan Owner Revolving Trust
Series 2019-2, Class A (D)	2.900	04-15-26	2,135,000	2,065,310
Series 2020-1, Class A (D)	0.680	08-15-25	935,000	901,703
Golub Capital Partners Funding, Ltd.
Series 2020-1A, Class A2 (D)	3.208	01-22-29	1,423,000	1,288,936
Series 2021-1A, Class A2 (D)	2.773	04-20-29	1,914,000	1,715,233
Hilton Grand Vacations Trust
Series 2017-AA, Class A (D)	2.660	12-26-28	351,633	344,540
Series 2018-AA, Class A (D)	3.540	02-25-32	323,995	312,862
Series 2022-1D, Class B (D)	4.100	06-20-34	217,892	205,244
Home Partners of America Trust
Series 2021-2, Class A (D)	1.901	12-17-26	860,331	731,909
Honda Auto Receivables Owner Trust
Series 2021-2, Class A4	0.550	08-16-27	1,248,000	1,147,729
Jack in the Box Funding LLC
Series 2019-1A, Class A23 (D)	4.970	08-25-49	671,770	584,995
Series 2022-1A, Class A2I (D)	3.445	02-26-52	2,179,980	1,866,560
Laurel Road Prime Student Loan Trust
Series 2019-A, Class A2FX (D)	2.730	10-25-48	60,963	59,424
40	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
MVW Owner Trust
Series 2018-1A, Class A (D)	3.450	01-21-36	677,610	$654,290
Navient Private Education Loan Trust
Series 2016-AA, Class A2A (D)	3.910	12-15-45	169,963	164,069
Navient Private Education Refi Loan Trust
Series 2019-FA, Class A2 (D)	2.600	08-15-68	961,501	882,188
Navient Student Loan Trust
Series 2020-2A, Class A1A (D)	1.320	08-26-69	1,355,217	1,130,813
Neighborly Issuer LLC
Series 2021-1A, Class A2 (D)	3.584	04-30-51	3,617,905	2,958,545
Series 2022-1A, Class A2 (D)	3.695	01-30-52	1,456,990	1,161,690
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1, Class A1 (D)	1.910	10-20-61	3,311,000	2,774,164
Series 2021-1, Class B1 (D)	2.410	10-20-61	1,005,000	813,954
NRZ Excess Spread-Collateralized Notes
Series 2021-FHT1, Class A (D)	3.104	07-25-26	480,828	418,708
OCP CLO, Ltd.
Series 2020-19A, Class AR (3 month LIBOR + 1.150%) (D)(G)	5.393	10-20-34	1,131,000	1,085,788
Oxford Finance Funding LLC
Series 2019-1A, Class A2 (D)	4.459	02-15-27	356,617	352,788
Series 2020-1A, Class A2 (D)	3.101	02-15-28	165,313	163,341
PFS Financing Corp.
Series 2020-E, Class A (D)	1.000	10-15-25	1,362,000	1,298,923
Progress Residential Trust
Series 2020-SFR1, Class A (D)	1.732	04-17-37	1,130,903	1,023,008
Series 2021-SFR8, Class B (D)	1.681	10-17-38	1,093,000	902,888
Renaissance Home Equity Loan Trust
Series 2005-2, Class AF4	4.934	08-25-35	166,323	159,679
Santander Revolving Auto Loan Trust
Series 2019-A, Class A (D)	2.510	01-26-32	2,804,000	2,628,283
Sesac Finance LLC
Series 2019-1, Class A2 (D)	5.216	07-25-49	2,460,353	2,237,890
Sierra Timeshare Receivables Funding LLC
Series 2019-1A, Class A (D)	3.200	01-20-36	168,850	161,553
SMB Private Education Loan Trust
Series 2019-B, Class A2A (D)	2.840	06-15-37	1,438,280	1,336,662
Series 2020-PTA, Class A2A (D)	1.600	09-15-54	1,721,357	1,524,902
Series 2021-A, Class APT2 (D)	1.070	01-15-53	1,034,320	859,808
Sonic Capital LLC
Series 2020-1A, Class A2I (D)	3.845	01-20-50	2,073,088	1,828,532
Series 2021-1A, Class A2I (D)	2.190	08-20-51	1,917,005	1,497,114
Sunbird Engine Finance LLC
Series 2020-1A, Class A (D)	3.671	02-15-45	415,797	328,875
Taco Bell Funding LLC
Series 2021-1A, Class A2I (D)	1.946	08-25-51	3,490,623	2,896,651
TIF Funding II LLC
Series 2021-1A, Class A (D)	1.650	02-20-46	1,326,816	1,089,820
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	41

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Toyota Auto Loan Extended Note Trust
Series 2019-1A, Class A (D)	2.560	11-25-31	4,926,000	$4,697,088
Series 2020-1A, Class A (D)	1.350	05-25-33	1,795,000	1,613,354
Toyota Auto Receivables Owner Trust
Series 2022-A, Class A3	1.230	06-15-26	1,893,000	1,788,539
Triton Container Finance VIII LLC
Series 2020-1A, Class A (D)	2.110	09-20-45	2,797,917	2,350,867
Series 2021-1A, Class A (D)	1.860	03-20-46	2,538,267	2,119,375
Vantage Data Centers LLC
Series 2020-1A, Class A2 (D)	1.645	09-15-45	1,734,000	1,520,290
Series 2020-2A, Class A2 (D)	1.992	09-15-45	1,650,000	1,318,702
VCP RRL ABS I, Ltd.
Series 2021-1A, Class A (D)	2.152	10-20-31	407,387	364,751
Verizon Master Trust
Series 2022-2, Class A	1.530	07-20-28	1,592,000	1,468,321
VR Funding LLC
Series 2020-1A, Class A (D)	2.790	11-15-50	2,355,359	2,051,981
VSE VOI Mortgage LLC
Series 2017-A, Class A (D)	2.330	03-20-35	732,676	695,592
Wendy’s Funding LLC
Series 2021-1A, Class A2I (D)	2.370	06-15-51	2,013,513	1,560,011
Willis Engine Structured Trust V
Series 2020-A, Class A (D)	3.228	03-15-45	371,244	292,878
Zaxby’s Funding LLC
Series 2021-1A, Class A2 (D)	3.238	07-30-51	1,628,388	1,294,115

	Par value^	Value
Escrow certificates 0.0%		$667
(Cost $0)
LSC Communications, Inc. (A)(D)	1,058,000	667

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 3.2%				$124,503,536
(Cost $124,508,687)
U.S. Government Agency 2.1%				83,400,000
Federal Home Loan Bank Discount Note	2.500	11-01-22	83,400,000	83,400,000

	Yield (%)	Shares	Value
Short-term funds 1.1%			41,103,536
Federated Government Obligations Fund, Institutional Class	2.8914(J)	1,990,042	1,990,042
John Hancock Collateral Trust (K)	3.1986(J)	3,914,873	39,113,494

Total investments (Cost $3,480,201,574) 101.2%	$3,982,478,278
Other assets and liabilities, net (1.2%)	(48,239,671)
Total net assets 100.0%	$3,934,238,607

42	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 10-31-22.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $458,224,090 or 11.6% of the fund’s net assets as of 10-31-22.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Non-income producing - Issuer is in default.
(G)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(H)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(I)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(J)	The rate shown is the annualized seven-day yield as of 10-31-22.
(K)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 10-31-22, the aggregate cost of investments for federal income tax purposes was $3,494,780,349. Net unrealized appreciation aggregated to $487,697,929, of which $843,841,932 related to gross unrealized appreciation and $356,144,003 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	43

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-22

Assets
Unaffiliated investments, at value (Cost $3,441,082,929) including $38,288,532 of securities loaned	$3,943,364,784
Affiliated investments, at value (Cost $39,118,645)	39,113,494
Total investments, at value (Cost $3,480,201,574)	3,982,478,278
Foreign currency, at value (Cost $155)	150
Dividends and interest receivable	14,501,509
Receivable for fund shares sold	5,916,317
Receivable for investments sold	13,045,308
Receivable for delayed delivery securities sold	48,367,582
Receivable for securities lending income	10,759
Other assets	180,637
Total assets	4,064,500,540
Liabilities
Due to custodian	1,971,760
Payable for investments purchased	15,737,671
Payable for delayed delivery securities purchased	64,137,542
Payable for fund shares repurchased	8,240,585
Payable upon return of securities loaned	39,173,016
Payable to affiliates
Accounting and legal services fees	229,351
Transfer agent fees	317,888
Distribution and service fees	172,510
Trustees’ fees	3,716
Other liabilities and accrued expenses	277,894
Total liabilities	130,261,933
Net assets	$3,934,238,607
Net assets consist of
Paid-in capital	$3,478,224,505
Total distributable earnings (loss)	456,014,102
Net assets	$3,934,238,607

44	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES 10-31-22  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($2,396,011,962 ÷ 107,665,366 shares)[1]	$22.25
Class C ($199,991,232 ÷ 9,000,943 shares)[1]	$22.22
Class I ($681,131,363 ÷ 30,642,766 shares)	$22.23
Class R2 ($9,247,029 ÷ 416,113 shares)	$22.22
Class R4 ($23,007,268 ÷ 1,028,686 shares)	$22.37
Class R5 ($2,238,504 ÷ 100,263 shares)	$22.33
Class R6 ($622,611,249 ÷ 27,965,334 shares)	$22.26
Maximum offering price per share
Class A (net asset value per share ÷ 95.5%)[2]	$23.30

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	45

STATEMENT OF OPERATIONS For the year ended 10-31-22

Investment income
Interest	$54,994,356
Dividends	40,023,907
Securities lending	145,338
Less foreign taxes withheld	(369,568)
Total investment income	94,794,033
Expenses
Investment management fees	24,532,304
Distribution and service fees	10,348,552
Accounting and legal services fees	656,812
Transfer agent fees	4,203,194
Trustees’ fees	76,837
Custodian fees	582,825
State registration fees	301,249
Printing and postage	113,440
Professional fees	202,142
Other	182,610
Total expenses	41,199,965
Less expense reductions	(375,930)
Net expenses	40,824,035
Net investment income	53,969,998
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(32,433,074)
Affiliated investments	(55,379)
Capital gain distributions received from affiliated investments	1,964
Futures contracts	(46,182)
(32,532,671)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(741,300,875)
Affiliated investments	(6,138)
(741,307,013)
Net realized and unrealized loss	(773,839,684)
Decrease in net assets from operations	$(719,869,686)
46	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-22	Year ended 10-31-21
Increase (decrease) in net assets
From operations
Net investment income	$53,969,998	$39,032,525
Net realized gain (loss)	(32,532,671)	87,530,388
Change in net unrealized appreciation (depreciation)	(741,307,013)	597,017,165
Increase (decrease) in net assets resulting from operations	(719,869,686)	723,580,078
Distributions to shareholders
From earnings
Class A	(79,419,058)	(30,785,230)
Class C	(6,660,725)	(2,493,523)
Class I	(27,729,529)	(13,545,767)
Class R2	(321,884)	(176,663)
Class R4	(859,121)	(434,599)
Class R5	(88,375)	(47,760)
Class R6	(22,432,649)	(9,475,923)
Total distributions	(137,511,341)	(56,959,465)
From fund share transactions	323,608,726	840,622,262
Total increase (decrease)	(533,772,301)	1,507,242,875
Net assets
Beginning of year	4,468,010,908	2,960,768,033
End of year	$3,934,238,607	$4,468,010,908
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	47

Financial highlights
CLASS A SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$27.14	$22.51	$20.90	$20.18	$20.40
Net investment income[1]	0.30	0.25	0.27	0.32	0.32
Net realized and unrealized gain (loss) on investments	(4.40)	4.75	1.79	1.84	0.28
Total from investment operations	(4.10)	5.00	2.06	2.16	0.60
Less distributions
From net investment income	(0.34)	(0.30)	(0.30)	(0.33)	(0.34)
From net realized gain	(0.45)	(0.07)	(0.15)	(1.11)	(0.48)
Total distributions	(0.79)	(0.37)	(0.45)	(1.44)	(0.82)
Net asset value, end of period	$22.25	$27.14	$22.51	$20.90	$20.18
Total return (%)[2,3]	(15.46)	22.38	10.06	11.63	2.89
Ratios and supplemental data
Net assets, end of period (in millions)	$2,396	$2,592	$1,618	$1,063	$832
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	1.04	1.08	1.08	1.07
Expenses including reductions	1.03	1.03	1.07	1.07	1.06
Net investment income	1.22	0.96	1.25	1.60	1.57
Portfolio turnover (%)	61	65	89	76	58

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
48	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$27.09	$22.48	$20.86	$20.15	$20.37
Net investment income[1]	0.09	0.07	0.13	0.18	0.18
Net realized and unrealized gain (loss) on investments	(4.35)	4.74	1.79	1.83	0.27
Total from investment operations	(4.26)	4.81	1.92	2.01	0.45
Less distributions
From net investment income	(0.16)	(0.13)	(0.15)	(0.19)	(0.19)
From net realized gain	(0.45)	(0.07)	(0.15)	(1.11)	(0.48)
Total distributions	(0.61)	(0.20)	(0.30)	(1.30)	(0.67)
Net asset value, end of period	$22.22	$27.09	$22.48	$20.86	$20.15
Total return (%)[2,3]	(16.03)	21.48	9.34	10.81	2.18
Ratios and supplemental data
Net assets, end of period (in millions)	$200	$314	$314	$351	$400
Ratios (as a percentage of average net assets):
Expenses before reductions	1.74	1.74	1.78	1.78	1.77
Expenses including reductions	1.73	1.73	1.77	1.77	1.76
Net investment income	0.28	0.26	0.60	0.91	0.87
Portfolio turnover (%)	61	65	89	76	58

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	49

CLASS I SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$27.11	$22.49	$20.88	$20.16	$20.39
Net investment income[1]	0.36	0.32	0.33	0.38	0.38
Net realized and unrealized gain (loss) on investments	(4.38)	4.75	1.80	1.84	0.27
Total from investment operations	(4.02)	5.07	2.13	2.22	0.65
Less distributions
From net investment income	(0.41)	(0.38)	(0.37)	(0.39)	(0.40)
From net realized gain	(0.45)	(0.07)	(0.15)	(1.11)	(0.48)
Total distributions	(0.86)	(0.45)	(0.52)	(1.50)	(0.88)
Net asset value, end of period	$22.23	$27.11	$22.49	$20.88	$20.16
Total return (%)[2]	(15.18)	22.71	10.41	11.98	3.16
Ratios and supplemental data
Net assets, end of period (in millions)	$681	$874	$626	$469	$454
Ratios (as a percentage of average net assets):
Expenses before reductions	0.74	0.74	0.78	0.79	0.78
Expenses including reductions	0.73	0.73	0.77	0.78	0.77
Net investment income	1.47	1.26	1.55	1.90	1.85
Portfolio turnover (%)	61	65	89	76	58

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
50	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$27.10	$22.47	$20.86	$20.15	$20.37
Net investment income[1]	0.27	0.22	0.25	0.30	0.30
Net realized and unrealized gain (loss) on investments	(4.39)	4.76	1.79	1.83	0.28
Total from investment operations	(4.12)	4.98	2.04	2.13	0.58
Less distributions
From net investment income	(0.31)	(0.28)	(0.28)	(0.31)	(0.32)
From net realized gain	(0.45)	(0.07)	(0.15)	(1.11)	(0.48)
Total distributions	(0.76)	(0.35)	(0.43)	(1.42)	(0.80)
Net asset value, end of period	$22.22	$27.10	$22.47	$20.86	$20.15
Total return (%)[2]	(15.49)	22.26	10.03	11.48	2.79
Ratios and supplemental data
Net assets, end of period (in millions)	$9	$11	$11	$4	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.12	1.16	1.17	1.18
Expenses including reductions	1.10	1.11	1.15	1.17	1.17
Net investment income	1.11	0.88	1.18	1.51	1.47
Portfolio turnover (%)	61	65	89	76	58

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	51

CLASS R4 SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$27.27	$22.62	$21.00	$20.27	$20.49
Net investment income[1]	0.32	0.29	0.28	0.35	0.35
Net realized and unrealized gain (loss) on investments	(4.40)	4.77	1.83	1.85	0.28
Total from investment operations	(4.08)	5.06	2.11	2.20	0.63
Less distributions
From net investment income	(0.37)	(0.34)	(0.34)	(0.36)	(0.37)
From net realized gain	(0.45)	(0.07)	(0.15)	(1.11)	(0.48)
Total distributions	(0.82)	(0.41)	(0.49)	(1.47)	(0.85)
Net asset value, end of period	$22.37	$27.27	$22.62	$21.00	$20.27
Total return (%)[2]	(15.29)	22.55	10.24	11.79	3.03
Ratios and supplemental data
Net assets, end of period (in millions)	$23	$29	$23	$13	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	0.98	0.98	1.01	1.03	1.03
Expenses including reductions	0.87	0.88	0.90	0.92	0.92
Net investment income	1.29	1.12	1.33	1.77	1.70
Portfolio turnover (%)	61	65	89	76	58

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
52	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R5 SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$27.23	$22.58	$20.96	$20.24	$20.47
Net investment income[1]	0.36	0.34	0.36	0.39	0.40
Net realized and unrealized gain (loss) on investments	(4.39)	4.77	1.79	1.84	0.26
Total from investment operations	(4.03)	5.11	2.15	2.23	0.66
Less distributions
From net investment income	(0.42)	(0.39)	(0.38)	(0.40)	(0.41)
From net realized gain	(0.45)	(0.07)	(0.15)	(1.11)	(0.48)
Total distributions	(0.87)	(0.46)	(0.53)	(1.51)	(0.89)
Net asset value, end of period	$22.33	$27.23	$22.58	$20.96	$20.24
Total return (%)[2]	(15.14)	22.83	10.48	11.98	3.19
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$3	$2	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68	0.68	0.71	0.73	0.73
Expenses including reductions	0.67	0.67	0.70	0.72	0.72
Net investment income	1.48	1.32	1.65	1.95	1.96
Portfolio turnover (%)	61	65	89	76	58

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	53

CLASS R6 SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$27.15	$22.52	$20.91	$20.19	$20.41
Net investment income[1]	0.40	0.35	0.35	0.40	0.41
Net realized and unrealized gain (loss) on investments	(4.40)	4.76	1.80	1.84	0.27
Total from investment operations	(4.00)	5.11	2.15	2.24	0.68
Less distributions
From net investment income	(0.44)	(0.41)	(0.39)	(0.41)	(0.42)
From net realized gain	(0.45)	(0.07)	(0.15)	(1.11)	(0.48)
Total distributions	(0.89)	(0.48)	(0.54)	(1.52)	(0.90)
Net asset value, end of period	$22.26	$27.15	$22.52	$20.91	$20.19
Total return (%)[2]	(15.10)	22.86	10.52	12.07	3.30
Ratios and supplemental data
Net assets, end of period (in millions)	$623	$645	$366	$226	$166
Ratios (as a percentage of average net assets):
Expenses before reductions	0.63	0.64	0.66	0.68	0.68
Expenses including reductions	0.62	0.63	0.65	0.67	0.67
Net investment income	1.66	1.37	1.67	2.00	1.98
Portfolio turnover (%)	61	65	89	76	58

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
54	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Balanced Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek current income, long-term growth of capital and income and preservation of capital.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities
ANNUAL REPORT | JOHN HANCOCK Balanced Fund	55

between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2022, by major security category or type:
	Total value at 10-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks	$2,349,609,536	$2,270,837,112	$78,772,424	—
Preferred securities	3,163,459	3,163,459	—	—
U.S. Government and Agency obligations	551,639,403	—	551,639,403	—
Foreign government obligations	7,368,464	—	7,368,464	—
Corporate bonds	685,429,034	—	685,429,034	—
Municipal bonds	2,922,787	—	2,922,787	—
Term loans	5,781,105	—	5,781,105	—
Collateralized mortgage obligations	122,620,412	—	122,620,412	—
Asset backed securities	129,439,875	—	129,439,875	—
Escrow certificates	667	—	667	—
Short-term investments	124,503,536	41,103,536	83,400,000	—
Total investments in securities	$3,982,478,278	$2,315,104,107	$1,667,374,171	—
When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues until settlement takes place. At the time that the fund enters into this type of
56	JOHN HANCOCK Balanced Fund | ANNUAL REPORT

transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral. Effective November 19, 2021, JHCT converted to a prime money market fund.
ANNUAL REPORT | JOHN HANCOCK Balanced Fund	57

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2022, the fund loaned securities valued at $38,288,532 and received $39,173,016 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund
58	JOHN HANCOCK Balanced Fund | ANNUAL REPORT

based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2022 were $16,252.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2022, the fund has a short-term capital loss carryforward of $39,645,634 available to offset future net realized capital gains. This carryforward does not expire.
As of October 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2022 and 2021 was as follows:
	October 31, 2022	October 31, 2021
Ordinary income	$61,759,116	$56,959,465
Long-term capital gains	75,752,225	—
Total	$137,511,341	$56,959,465
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2022, the components of distributable earnings on a tax basis consisted of $7,967,680 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities and wash sale loss deferrals.
ANNUAL REPORT | JOHN HANCOCK Balanced Fund	59

Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended October 31, 2022, the fund used futures contracts to manage against changes in interest rates. The fund held futures contracts with USD notional values ranging up to $9.3 million, as measured at each quarter end. There were no open futures contracts as of October 31, 2022.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2022:
Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts
Interest rate	$(46,182)
60	JOHN HANCOCK Balanced Fund | ANNUAL REPORT

Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.600% of the first $2 billion of the fund’s average daily net assets and (b) 0.550% of the fund’s average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$210,134
Class C	17,820
Class I	64,770
Class R2	832
Class	Expense reduction
Class R4	$2,070
Class R5	199
Class R6	54,423
Total	$350,248

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2022, were equivalent to a net annual effective rate of 0.57% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2022, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a
ANNUAL REPORT | JOHN HANCOCK Balanced Fund	61

service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
Class R5	—	0.05%
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2023, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $25,682 for Class R4 shares for the year ended October 31, 2022.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,981,211 for the year ended October 31, 2022. Of this amount, $208,930 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $1,772,281 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $250,000 or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2022, CDSCs received by the Distributor amounted to $266,573 and $22,552 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$7,672,872	$2,945,799
Class C	2,535,821	291,462
Class I	—	904,283
Class R2	48,780	921
Class R4	89,864	2,317
Class R5	1,215	222
62	JOHN HANCOCK Balanced Fund | ANNUAL REPORT

Class	Distribution and service fees	Transfer agent fees
Class R6	—	$58,190
Total	$10,348,552	$4,203,194
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
Transactions in fund shares for the years ended October 31, 2022 and 2021 were as follows:
	Year Ended 10-31-22		Year Ended 10-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	35,357,748	$878,826,121	44,377,705	$1,131,482,031
Distributions reinvested	3,052,807	77,352,792	1,186,458	29,831,942
Repurchased	(26,261,750)	(640,080,496)	(21,906,783)	(559,414,869)
Net increase	12,148,805	$316,098,417	23,657,380	$601,899,104
Class C shares
Sold	972,211	$24,236,100	2,317,672	$58,510,635
Distributions reinvested	246,033	6,377,311	97,280	2,394,912
Repurchased	(3,791,488)	(93,202,943)	(4,819,381)	(121,024,529)
Net decrease	(2,573,244)	$(62,589,532)	(2,404,429)	$(60,118,982)
Class I shares
Sold	7,079,367	$174,892,081	10,055,279	$254,442,657
Distributions reinvested	993,477	25,125,613	484,518	12,177,557
Repurchased	(9,653,868)	(234,311,660)	(6,153,456)	(156,660,339)
Net increase (decrease)	(1,581,024)	$(34,293,966)	4,386,341	$109,959,875
Class R2 shares
Sold	58,364	$1,454,208	94,853	$2,367,536
Distributions reinvested	11,203	285,072	6,275	156,501
Repurchased	(76,647)	(1,933,370)	(178,027)	(4,566,514)
Net decrease	(7,080)	$(194,090)	(76,899)	$(2,042,477)
Class R4 shares
Sold	87,499	$2,176,913	164,628	$4,228,622
Distributions reinvested	33,704	859,121	17,231	434,599
Repurchased	(158,044)	(3,987,045)	(149,066)	(3,821,077)
Net increase (decrease)	(36,841)	$(951,011)	32,793	$842,144
ANNUAL REPORT | JOHN HANCOCK Balanced Fund	63

	Year Ended 10-31-22		Year Ended 10-31-21
	Shares	Amount	Shares	Amount
Class R5 shares
Sold	4,476	$109,367	18,157	$464,379
Distributions reinvested	3,484	88,375	1,892	47,760
Repurchased	(9,481)	(250,048)	(16,658)	(433,404)
Net increase (decrease)	(1,521)	$(52,306)	3,391	$78,735
Class R6 shares
Sold	8,676,856	$213,273,765	10,189,164	$259,246,912
Distributions reinvested	890,577	22,395,203	374,002	9,455,834
Repurchased	(5,363,657)	(130,077,754)	(3,066,211)	(78,698,883)
Net increase	4,203,776	$105,591,214	7,496,955	$190,003,863
Total net increase	12,152,871	$323,608,726	33,095,532	$840,622,262
Affiliates of the fund owned 1% of shares of Class R6 on October 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $1,344,580,683 and $1,041,267,253, respectively, for the year ended October 31, 2022. Purchases and sales of U.S. Treasury obligations aggregated $1,449,723,028 and $1,478,716,316, respectively, for the year ended October 31, 2022.
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	3,914,873	$16,026,677	$292,938,899	$(269,790,565)	$(55,379)	$(6,138)	$145,338	$1,964	$39,113,494

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 9—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
64	JOHN HANCOCK Balanced Fund | ANNUAL REPORT

The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. Uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 10—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 11—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
ANNUAL REPORT | JOHN HANCOCK Balanced Fund	65

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Balanced Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $75,752,225 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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SHAREHOLDER MEETING

(Unaudited)
The fund held a Special Joint Meeting of Shareholders on Friday, September 9, 2022. The following proposals were considered by the shareholders:
Proposal 1: To elect eight Trustees as members of the Board of Trustees of each of the Trusts.
THE PROPOSAL PASSED ON September 9, 2022.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	930,432,312.451	29,179,649.679
Frances G. Rathke	931,340,368.276	28,271,593.854
Noni L. Ellison	931,852,358.590	27,759,603.540
Dean C. Garfield	931,587,791.505	28,024,170.625
Patricia Lizarraga	931,662,411.746	27,949,550.384

Non-Independent Trustees
Andrew G. Arnott	931,573,268.898	28,038,693.232
Marianne Harrison	932,138,670.225	27,473,291.905
Paul Lorentz	931,257,810.391	28,354,151.739
Proposal 2: To approve the adoption of a manager of managers structure.
THE PROPOSAL DID NOT PASS ON September 9, 2022 for John Hancock Balanced Fund, a series of John Hancock Investment Trust.
	Shares voted	% Of shares voted	% Of outstanding shares
For	26,431,795.416	17.326%	14.993%
Against	1,314,941.607	0.862%	0.745%
Abstain/Withheld	1,513,902.051	0.992%	0.858%
Broker Non-Vote	123,303,102.873	80.820%	69.941%
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Balanced Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at videoconference meetings held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm
Approval of Advisory and Subadvisory Agreements
At videoconference meetings held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three-, five-, and ten-year periods ended December 31, 2021. The Board also noted that the fund outperformed the peer group median for the one-, three-, five-, and ten-year periods ended December 31, 2021. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the one-, three-, five-, and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light
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of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund’s distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
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(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and
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present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
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Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	183
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	183
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	1986	183
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	183
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022)
Deborah C. Jackson, Born: 1952	2008	183
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	1994	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	183
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	183
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

78	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2005
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	79

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Susan A. Curry
Jeffrey N. Given, CFA
Michael J. Scanlon, Jr., CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
80	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Balanced Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2574434	36A 10/22
12/2022

Annual report
John Hancock
Disciplined Value International Fund
International equity
October 31, 2022

A message to shareholders
Dear shareholders,
The world equity markets suffered sizable losses and high volatility during the 12 months ended October 31, 2022. Persistently high inflation prompted the U.S. Federal Reserve and other major central banks to tighten monetary policy aggressively, leading to a sharp rise in bond yields across the globe. Russia’s invasion of Ukraine, which exacerbated stress in global supply chains and raised concerns about the potential for an energy crisis in Europe, also weighed heavily on sentiment. Worries about China’s policy direction fueled a large downturn in the nation’s market and pressured the outlook for global growth more broadly. In combination, these developments depressed corporate earnings estimates and led to a compression of valuations.
While nearly all market segments lost ground in the sell-off, Europe, the emerging markets, and mega-cap U.S. technology-related stocks were hit particularly hard. On the other hand, energy stocks and resource-heavy nations held up reasonably well in the downturn thanks to the rally in crude oil prices.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Disciplined Value International Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
14	Financial statements
17	Financial highlights
24	Notes to financial statements
34	Report of independent registered public accounting firm
35	Tax information
36	Shareholder meeting
37	Evaluation of advisory and subadvisory agreements by the Board of Trustees
44	Trustees and Officers
48	More information
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2022 (%)

The MSCI Europe, Australasia, and Far East (EAFE) Index tracks the performance of publicly traded large- and mid-cap stocks of companies in those regions.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
1The fund is the successor to Robeco Boston Partners International Equity Fund (predecessor fund) and Class A shares were first offered on 9-29-14. Returns prior to this date are those of the predecessor fund’s institutional class shares, that have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

International equities fell sharply in the annual period
The fund’s benchmark, the MSCI EAFE Index, posted a loss.
The fund outpaced the index
The fund’s value orientation helped relative performance during a period when growth stocks bore the brunt of the market sell-off.
Both stock selection and sector allocations contributed to results
Stock selection was positive across most sectors, led by positioning in the industrials, financials, energy, and materials sectors.
SECTOR COMPOSITION AS OF 10/31/2022 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	3

Management’s discussion of fund performance
Can you describe the market environment during the 12 months ended October 31, 2022?
The world equity markets suffered sizable losses and above-average volatility. Persistently high inflation prompted the U.S. Federal Reserve and other major central banks to tighten monetary policy aggressively, leading to a sharp rise in bond yields across the globe. Russia’s invasion of Ukraine, which exacerbated stress in global supply chains and raised concerns about the potential for an energy crisis in Europe, also weighed heavily on sentiment. Worries about China’s policy direction pressured the outlook for global growth.
What aspects of the fund’s positioning helped and hurt relative performance?
Sector allocations and security selection each contributed to performance. The fund benefited from its overweight in the energy sector, which was the only sector in the MSCI EAFE index to deliver a positive return during the period. Underweights in the information technology, real estate, and consumer discretionary sectors also contributed to performance.
An out-of-benchmark holding in Cenovus Energy, Inc. was the largest contributor to performance in both the energy sector and the portfolio as a whole. The Canadian company reported strong results and announced a shareholder return
TOP 10 HOLDINGS AS OF 10/31/2022 (% of net assets)
Cenovus Energy, Inc.	4.4
BAE Systems PLC	3.5
Novartis AG	3.2
Coca-Cola Europacific Partners PLC	2.9
Glencore PLC	2.8
Everest Re Group, Ltd.	2.6
Deutsche Telekom AG	2.5
Svenska Handelsbanken AB, A Shares	2.3
TotalEnergies SE	2.1
Siemens AG	2.1
TOTAL	28.4
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 10/31/2022 (% of net assets)
United Kingdom	18.8
Japan	11.4
Switzerland	10.1
Canada	9.0
France	8.4
Germany	7.5
United States	3.7
Netherlands	3.5
Finland	3.2
South Korea	3.0
TOTAL	78.6
Cash and cash equivalents are not included.
4	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

plan that included a tripling of its dividend. An overweight position in the German defense contractor Rheinmetall AG was the top performer in the industrials sector. The stock surged after Germany said it would boost defense spending in a historic policy shift brought about by Russia’s invasion of Ukraine. An overweight in the defense company BAE Systems PLC was another top contributor. The fund’s insurance holdings, led by Everest Re Group, Ltd. and Sampo OYJ, were leading contributors in the financials sector.
Stock selection in the consumer discretionary sector was the largest detractor from performance. An overweight in the U.K. home builder Persimmon PLC, which slid on concerns about rising inflation and slowing economic growth, detracted. Another detractor was the fund’s position in automobile manufacturers, including Volkswagen AG, which traded lower due to fears about the potential impact the slowing economy would have on auto demand. We sold the fund’s holdings in Volkswagen prior to period end.
How would you characterize the fund’s positioning at the end of the period?
The fund’s largest overweights were in the energy, materials, and industrials sectors, and its most significant underweights were in the consumer staples, information technology, and real estate sectors. The fund was primarily focused on developed market stocks, but it held small portion in the emerging markets.
MANAGED BY

Christopher K. Hart, CFA
Joseph F. Feeney, Jr., CFA
Joshua M. Jones, CFA
The views expressed in this report are exclusively those of the portfolio management team at Boston Partners Global Investors, Inc. (Boston Partners) and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an indirect, wholly owned subsidiary of Orix Corporation of Japan.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A [1]	-18.37	-1.71	3.83	-8.25	45.65
Class C1	-15.50	-1.42	3.77	-6.92	44.77
Class I1,2	-13.79	-0.43	4.61	-2.13	56.97
Class R2[1,2]	-14.12	-0.79	4.31	-3.89	52.43
Class R4[1,2]	-13.94	-0.57	4.50	-2.84	55.30
Class R6[1,2]	-13.68	-0.31	4.71	-1.55	58.38
Class NAV[1,2]	-13.75	-0.31	4.70	-1.52	58.31
Index†	-23.00	-0.09	4.13	-0.47	49.85
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.20	1.95	0.95	1.35	1.20	0.85	0.84
Net (%)	1.19	1.94	0.94	1.34	1.09	0.84	0.83
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the MSCI EAFE Index.
See the following page for footnotes.
6	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value International Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI EAFE Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	10-31-12	14,477	14,477	14,985
Class I1,2	10-31-12	15,697	15,697	14,985
Class R2[1,2]	10-31-12	15,243	15,243	14,985
Class R4[1,2]	10-31-12	15,530	15,530	14,985
Class R6[1,2]	10-31-12	15,838	15,838	14,985
Class NAV[1,2]	10-31-12	15,831	15,831	14,985
The MSCI Europe, Australasia, and Far East (EAFE) Index tracks the performance of publicly traded large- and mid-cap stocks of companies in those regions.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	The fund is the successor to Robeco Boston Partners International Equity Fund (predecessor fund) and Class A, Class C, Class I, Class R2, Class R4, and Class R6 shares were first offered on 9-29-14. Class NAV shares were first offered on 4-13-15. Returns prior to this date are those of the predecessor fund’s institutional class shares, that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2022	Ending value on 10-31-2022	Expenses paid during period ended 10-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$907.80	$5.72	1.19%
	Hypothetical example	1,000.00	1,019.20	6.06	1.19%
Class C	Actual expenses/actual returns	1,000.00	903.90	9.31	1.94%
	Hypothetical example	1,000.00	1,015.40	9.86	1.94%
Class I	Actual expenses/actual returns	1,000.00	908.70	4.52	0.94%
	Hypothetical example	1,000.00	1,020.50	4.79	0.94%
Class R2	Actual expenses/actual returns	1,000.00	907.20	6.35	1.32%
	Hypothetical example	1,000.00	1,018.60	6.72	1.32%
Class R4	Actual expenses/actual returns	1,000.00	907.90	5.24	1.09%
	Hypothetical example	1,000.00	1,019.70	5.55	1.09%
Class R6	Actual expenses/actual returns	1,000.00	909.40	4.04	0.84%
	Hypothetical example	1,000.00	1,021.00	4.28	0.84%
Class NAV	Actual expenses/actual returns	1,000.00	908.70	3.99	0.83%
	Hypothetical example	1,000.00	1,021.00	4.23	0.83%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	9

Fund’s investments
AS OF 10-31-22
	Shares	Value
Common stocks 95.4%		$1,807,741,515
(Cost $1,896,534,322)
Australia 0.4%		7,796,073
Aurizon Holdings, Ltd.	3,364,184	7,796,073
Austria 1.1%		19,880,846
ANDRITZ AG	427,761	19,880,846
Belgium 0.8%		15,341,798
Azelis Group NV	308,832	7,068,219
UCB SA	109,776	8,273,579
Bermuda 2.6%		48,606,148
Everest Re Group, Ltd.	150,642	48,606,148
Canada 9.0%		170,697,323
Cenovus Energy, Inc.	4,157,658	84,047,347
Kinross Gold Corp.	3,018,242	10,944,409
MEG Energy Corp. (A)	1,144,836	17,117,708
Suncor Energy, Inc.	743,584	25,576,648
Yamana Gold, Inc.	7,520,539	33,011,211
China 0.5%		8,719,558
Alibaba Group Holding, Ltd. (A)	1,121,500	8,719,558
Denmark 1.1%		20,781,378
DSV A/S	153,790	20,781,378
Finland 3.2%		60,769,888
Metso Outotec OYJ	763,870	5,797,085
Nordea Bank ABP	2,255,277	21,543,578
Sampo OYJ, A Shares	731,049	33,429,225
France 8.4%		159,060,651
Airbus SE	150,657	16,301,652
Capgemini SE	75,975	12,451,604
Imerys SA	386,616	15,824,850
Legrand SA	139,006	10,592,908
Rexel SA (A)	1,712,519	30,560,408
Sanofi	392,163	33,748,700
TotalEnergies SE	725,538	39,580,529
Germany 7.5%		142,252,620
Allianz SE	85,668	15,412,056
Daimler Truck Holding AG (A)	421,864	11,252,201
Deutsche Telekom AG	2,537,438	47,895,395
Merck KGaA	107,332	17,491,369
10	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Germany (continued)
Rheinmetall AG	66,887	$10,872,598
Siemens AG	360,126	39,329,001
Greece 0.7%		13,342,176
Hellenic Telecommunications Organization SA	849,574	13,342,176
India 1.5%		29,330,376
HDFC Bank, Ltd., ADR	470,717	29,330,376
Ireland 2.7%		51,583,260
CRH PLC	1,016,908	36,530,117
Flutter Entertainment PLC (A)	113,573	15,053,143
Japan 11.4%		215,615,500
Asahi Group Holdings, Ltd.	656,800	18,377,753
Chugai Pharmaceutical Company, Ltd.	482,600	11,182,741
Fuji Corp. (Aichi)	1,174,300	15,505,656
Honda Motor Company, Ltd.	1,170,500	26,690,298
IHI Corp.	695,300	15,507,984
KDDI Corp.	488,200	14,429,714
Komatsu, Ltd.	1,388,100	27,193,149
Renesas Electronics Corp. (A)	3,479,800	29,111,145
Sony Group Corp.	154,000	10,384,938
Subaru Corp.	1,373,200	21,464,261
Sumitomo Heavy Industries, Ltd.	425,500	8,065,242
Sumitomo Mitsui Financial Group, Inc.	630,400	17,702,619
Malta 0.0%		0
BGP Holdings PLC (A)(B)	2,714,128	0
Netherlands 3.5%		67,077,843
Aalberts NV	312,804	10,851,701
ING Groep NV	2,412,980	23,742,737
Stellantis NV	2,410,604	32,483,405
Norway 1.6%		30,522,259
DNB Bank ASA	811,506	14,353,010
Norsk Hydro ASA	2,547,815	16,169,249
Singapore 0.6%		12,236,244
United Overseas Bank, Ltd.	623,700	12,236,244
South Korea 3.0%		56,785,064
Hana Financial Group, Inc.	462,901	13,383,103
KB Financial Group, Inc.	323,650	10,890,523
POSCO Holdings, Inc.	40,509	7,060,346
Samsung Electronics Company, Ltd.	321,138	13,365,716
SK Telecom Company, Ltd.	343,904	12,085,376
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	11

	Shares	Value
Spain 0.3%		$4,839,640
Ence Energia y Celulosa SA	1,413,092	4,839,640
Sweden 2.9%		54,172,895
Svenska Handelsbanken AB, A Shares	4,712,447	43,783,508
Volvo AB, B Shares	634,779	10,389,387
Switzerland 10.1%		191,463,997
Glencore PLC	9,357,395	53,646,736
Novartis AG	755,153	61,084,904
Roche Holding AG	60,768	20,162,712
STMicroelectronics NV	871,181	27,088,452
Swiss Re AG	126,878	9,425,105
UBS Group AG	1,265,036	20,056,088
United Kingdom 18.8%		356,560,131
AstraZeneca PLC	309,585	36,324,355
BAE Systems PLC	7,019,413	65,656,693
Coca-Cola Europacific Partners PLC	1,183,634	55,689,980
CVS Group PLC	367,895	7,952,367
Endeavour Mining PLC	673,932	11,986,180
Ferroglobe PLC (A)	2,033,298	11,854,127
Future PLC	776,959	10,888,805
IMI PLC	1,840,658	25,929,173
Informa PLC	2,229,153	14,204,016
JD Sports Fashion PLC	8,740,305	9,766,712
NatWest Group PLC	3,877,527	10,443,383
Nomad Foods, Ltd. (A)	405,888	6,250,675
Persimmon PLC	455,098	6,810,043
Shell PLC	1,023,209	28,344,587
Smith & Nephew PLC	600,097	7,091,308
SSE PLC	1,148,101	20,517,619
Tesco PLC	5,631,292	13,908,667
WH Smith PLC (A)	957,249	12,941,441
United States 3.7%		70,305,847
Applied Materials, Inc.	131,608	11,619,670
Booking Holdings, Inc. (A)	11,996	22,426,282
Envista Holdings Corp. (A)	368,520	12,164,845
FMC Corp.	107,783	12,815,399
Ovintiv, Inc.	222,740	11,279,651

	Yield (%)	Shares	Value
Short-term investments 4.0%			$76,157,676
(Cost $76,157,676)
Short-term funds 4.0%			76,157,676
Fidelity Government Portfolio, Institutional Class	2.9000(C)	76,157,676	76,157,676

12	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total investments (Cost $1,972,691,998) 99.4%	$1,883,899,191
Other assets and liabilities, net 0.6%	11,830,326
Total net assets 100.0%	$1,895,729,517

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(C)	The rate shown is the annualized seven-day yield as of 10-31-22.
At 10-31-22, the aggregate cost of investments for federal income tax purposes was $1,997,543,968. Net unrealized depreciation aggregated to $113,644,777, of which $109,269,594 related to gross unrealized appreciation and $222,914,371 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-22

Assets
Unaffiliated investments, at value (Cost $1,972,691,998)	$1,883,899,191
Foreign currency, at value (Cost $2,342,337)	2,327,482
Dividends and interest receivable	7,520,149
Receivable for fund shares sold	704,028
Receivable for investments sold	5,231,312
Receivable for securities lending income	280
Other assets	190,322
Total assets	1,899,872,764
Liabilities
Due to custodian	123,112
Payable for investments purchased	2,749,834
Payable for fund shares repurchased	887,897
Payable to affiliates
Accounting and legal services fees	106,576
Transfer agent fees	23,499
Distribution and service fees	1,089
Trustees’ fees	1,822
Other liabilities and accrued expenses	249,418
Total liabilities	4,143,247
Net assets	$1,895,729,517
Net assets consist of
Paid-in capital	$2,204,411,090
Total distributable earnings (loss)	(308,681,573)
Net assets	$1,895,729,517

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($104,815,140 ÷ 8,656,031 shares)[1]	$12.11
Class C ($4,905,312 ÷ 407,486 shares)[1]	$12.04
Class I ($112,334,757 ÷ 9,252,513 shares)	$12.14
Class R2 ($5,461,971 ÷ 450,586 shares)	$12.12
Class R4 ($160,409 ÷ 13,232 shares)	$12.12
Class R6 ($390,896,314 ÷ 32,181,129 shares)	$12.15
Class NAV ($1,277,155,614 ÷ 105,173,237 shares)	$12.14
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.75

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
14	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-22

Investment income
Dividends	$70,250,284
Interest	760,732
Securities lending	329,902
Less foreign taxes withheld	(6,855,568)
Total investment income	64,485,350
Expenses
Investment management fees	15,852,603
Distribution and service fees	352,758
Accounting and legal services fees	314,413
Transfer agent fees	276,625
Trustees’ fees	36,990
Custodian fees	558,934
State registration fees	131,868
Printing and postage	20,370
Professional fees	140,362
Other	98,256
Total expenses	17,783,179
Less expense reductions	(167,933)
Net expenses	17,615,246
Net investment income	46,870,104
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	18,239,023
Affiliated investments	2,848
Capital gain distributions received from affiliated investments	3
18,241,874
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(352,823,273)
Affiliated investments	2,398
(352,820,875)
Net realized and unrealized loss	(334,579,001)
Decrease in net assets from operations	$(287,708,897)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-22	Year ended 10-31-21
Increase (decrease) in net assets
From operations
Net investment income	$46,870,104	$58,495,383
Net realized gain	18,241,874	260,623,538
Change in net unrealized appreciation (depreciation)	(352,820,875)	335,611,573
Increase (decrease) in net assets resulting from operations	(287,708,897)	654,730,494
Distributions to shareholders
From earnings
Class A	(3,567,029)	(1,328,785)
Class C	(147,560)	(38,994)
Class I	(2,232,886)	(721,891)
Class R2	(21,948)	(8,248)
Class R4	(5,774)	(2,049)
Class R6	(12,677,795)	(5,417,908)
Class NAV	(55,772,157)	(22,078,269)
Total distributions	(74,425,149)	(29,596,144)
From fund share transactions	26,525,490	(74,231,414)
Total increase (decrease)	(335,608,556)	550,902,936
Net assets
Beginning of year	2,231,338,073	1,680,435,137
End of year	$1,895,729,517	$2,231,338,073
16	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$14.54	$10.57	$12.21	$12.42	$14.28
Net investment income[1]	0.26	0.33	0.16	0.25	0.20
Net realized and unrealized gain (loss) on investments	(2.25)	3.80	(1.53)	—[2]	(1.71)
Total from investment operations	(1.99)	4.13	(1.37)	0.25	(1.51)
Less distributions
From net investment income	(0.44)	(0.16)	(0.27)	(0.14)	(0.11)
From net realized gain	—	—	—	(0.32)	(0.24)
Total distributions	(0.44)	(0.16)	(0.27)	(0.46)	(0.35)
Net asset value, end of period	$12.11	$14.54	$10.57	$12.21	$12.42
Total return (%)[3,4]	(14.05)	39.23	(11.53)	2.34	(10.87)
Ratios and supplemental data
Net assets, end of period (in millions)	$105	$118	$91	$114	$124
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20	1.20	1.23	1.28	1.31
Expenses including reductions	1.19	1.19	1.23	1.27	1.29
Net investment income	1.95	2.35	1.42	2.13	1.41
Portfolio turnover (%)	70	76	99[5]	96	95

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	17

CLASS C SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$14.45	$10.51	$12.16	$12.35	$14.21
Net investment income[1]	0.16	0.22	0.07	0.17	0.10
Net realized and unrealized gain (loss) on investments	(2.24)	3.79	(1.54)	—[2]	(1.71)
Total from investment operations	(2.08)	4.01	(1.47)	0.17	(1.61)
Less distributions
From net investment income	(0.33)	(0.07)	(0.18)	(0.04)	(0.01)
From net realized gain	—	—	—	(0.32)	(0.24)
Total distributions	(0.33)	(0.07)	(0.18)	(0.36)	(0.25)
Net asset value, end of period	$12.04	$14.45	$10.51	$12.16	$12.35
Total return (%)[3,4]	(14.67)	38.27	(12.30)	1.67	(11.52)
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$6	$6	$11	$14
Ratios (as a percentage of average net assets):
Expenses before reductions	1.95	1.95	1.98	2.00	2.01
Expenses including reductions	1.94	1.94	1.98	1.99	1.99
Net investment income	1.22	1.58	0.63	1.44	0.71
Portfolio turnover (%)	70	76	99[5]	96	95

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Excludes merger activity.
18	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$14.58	$10.59	$12.24	$12.45	$14.32
Net investment income[1]	0.28	0.36	0.19	0.27	0.24
Net realized and unrealized gain (loss) on investments	(2.25)	3.81	(1.54)	0.02	(1.72)
Total from investment operations	(1.97)	4.17	(1.35)	0.29	(1.48)
Less distributions
From net investment income	(0.47)	(0.18)	(0.30)	(0.18)	(0.15)
From net realized gain	—	—	—	(0.32)	(0.24)
Total distributions	(0.47)	(0.18)	(0.30)	(0.50)	(0.39)
Net asset value, end of period	$12.14	$14.58	$10.59	$12.24	$12.45
Total return (%)[2]	(13.79)	39.55	(11.36)	2.73	(10.65)
Ratios and supplemental data
Net assets, end of period (in millions)	$112	$69	$42	$88	$303
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95	0.95	0.98	1.01	1.02
Expenses including reductions	0.94	0.94	0.98	0.98	0.98
Net investment income	2.13	2.57	1.62	2.22	1.75
Portfolio turnover (%)	70	76	99[3]	96	95

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	19

CLASS R2 SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$14.55	$10.58	$12.22	$12.42	$14.29
Net investment income[1]	0.09	0.31	0.15	0.24	0.20
Net realized and unrealized gain (loss) on investments	(2.10)	3.80	(1.53)	0.01	(1.73)
Total from investment operations	(2.01)	4.11	(1.38)	0.25	(1.53)
Less distributions
From net investment income	(0.42)	(0.14)	(0.26)	(0.13)	(0.10)
From net realized gain	—	—	—	(0.32)	(0.24)
Total distributions	(0.42)	(0.14)	(0.26)	(0.45)	(0.34)
Net asset value, end of period	$12.12	$14.55	$10.58	$12.22	$12.42
Total return (%)[2]	(14.12)	39.06	(11.61)	2.32	(11.01)
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$1	$1	$1	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	1.29	1.32	1.35	1.41
Expenses including reductions	1.32	1.28	1.32	1.34	1.39
Net investment income	0.71	2.26	1.30	1.98	1.39
Portfolio turnover (%)	70	76	99[3]	96	95

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
20	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$14.55	$10.58	$12.22	$12.44	$14.30
Net investment income[1]	0.27	0.34	0.18	0.22	0.20
Net realized and unrealized gain (loss) on investments	(2.25)	3.80	(1.54)	0.04	(1.69)
Total from investment operations	(1.98)	4.14	(1.36)	0.26	(1.49)
Less distributions
From net investment income	(0.45)	(0.17)	(0.28)	(0.16)	(0.13)
From net realized gain	—	—	—	(0.32)	(0.24)
Total distributions	(0.45)	(0.17)	(0.28)	(0.48)	(0.37)
Net asset value, end of period	$12.12	$14.55	$10.58	$12.22	$12.44
Total return (%)[2]	(13.94)	39.33	(11.44)	2.45	(10.70)
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20	1.20	1.21	1.25	1.25
Expenses including reductions	1.09	1.09	1.11	1.14	1.13
Net investment income	2.03	2.45	1.68	1.84	1.42
Portfolio turnover (%)	70	76	99[4]	96	95

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
[4]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	21

CLASS R6 SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$14.58	$10.59	$12.24	$12.46	$14.32
Net investment income[1]	0.30	0.38	0.20	0.31	0.26
Net realized and unrealized gain (loss) on investments	(2.24)	3.81	(1.54)	(0.01)	(1.71)
Total from investment operations	(1.94)	4.19	(1.34)	0.30	(1.45)
Less distributions
From net investment income	(0.49)	(0.20)	(0.31)	(0.20)	(0.17)
From net realized gain	—	—	—	(0.32)	(0.24)
Total distributions	(0.49)	(0.20)	(0.31)	(0.52)	(0.41)
Net asset value, end of period	$12.15	$14.58	$10.59	$12.24	$12.46
Total return (%)[2]	(13.68)	39.77	(11.28)	2.77	(10.50)
Ratios and supplemental data
Net assets, end of period (in millions)	$391	$382	$287	$186	$219
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.85	0.87	0.89	0.92
Expenses including reductions	0.84	0.84	0.86	0.88	0.88
Net investment income	2.27	2.74	1.86	2.57	1.90
Portfolio turnover (%)	70	76	99[3]	96	95

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
22	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$14.58	$10.59	$12.24	$12.46	$14.32
Net investment income[1]	0.31	0.38	0.20	0.32	0.23
Net realized and unrealized gain (loss) on investments	(2.26)	3.81	(1.54)	(0.02)	(1.69)
Total from investment operations	(1.95)	4.19	(1.34)	0.30	(1.46)
Less distributions
From net investment income	(0.49)	(0.20)	(0.31)	(0.20)	(0.16)
From net realized gain	—	—	—	(0.32)	(0.24)
Total distributions	(0.49)	(0.20)	(0.31)	(0.52)	(0.40)
Net asset value, end of period	$12.14	$14.58	$10.59	$12.24	$12.46
Total return (%)[2]	(13.75)	39.80	(11.28)	2.77	(10.43)
Ratios and supplemental data
Net assets, end of period (in millions)	$1,277	$1,655	$1,254	$1,305	$794
Ratios (as a percentage of average net assets):
Expenses before reductions	0.84	0.84	0.86	0.88	0.90
Expenses including reductions	0.83	0.83	0.85	0.87	0.88
Net investment income	2.34	2.73	1.82	2.73	1.71
Portfolio turnover (%)	70	76	99[3]	96	95

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	23

Notes to financial statements
Note 1—Organization
John Hancock Disciplined Value International Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital growth.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee,
24	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT

following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2022, by major security category or type:
	Total value at 10-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$7,796,073	—	$7,796,073	—
Austria	19,880,846	—	19,880,846	—
Belgium	15,341,798	—	15,341,798	—
Bermuda	48,606,148	$48,606,148	—	—
Canada	170,697,323	170,697,323	—	—
China	8,719,558	—	8,719,558	—
Denmark	20,781,378	—	20,781,378	—
Finland	60,769,888	—	60,769,888	—
France	159,060,651	—	159,060,651	—
Germany	142,252,620	—	142,252,620	—
Greece	13,342,176	—	13,342,176	—
India	29,330,376	29,330,376	—	—
Ireland	51,583,260	—	51,583,260	—
Japan	215,615,500	—	215,615,500	—
Netherlands	67,077,843	—	67,077,843	—
Norway	30,522,259	—	30,522,259	—
Singapore	12,236,244	—	12,236,244	—
South Korea	56,785,064	—	56,785,064	—
Spain	4,839,640	—	4,839,640	—
Sweden	54,172,895	—	54,172,895	—
Switzerland	191,463,997	—	191,463,997	—
United Kingdom	356,560,131	85,780,962	270,779,169	—
ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	25

	Total value at 10-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
United States	$70,305,847	$70,305,847	—	—
Short-term investments	76,157,676	76,157,676	—	—
Total investments in securities	$1,883,899,191	$480,878,332	$1,403,020,859	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral. Effective November 19, 2021, JHCT converted to a prime money market fund.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of October 31, 2022, there were no securities on loan.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
26	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2022 were $9,422.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2022, the fund has a short-term capital loss carryforward of $132,784,073 and a long-term capital loss carryforward of $113,094,228 available to offset future net realized capital gains. These carryforwards do not expire.
Due to merger activity in year 2020, the total capital loss carryforward as of October 31, 2022, is limited to $2,610,689 each fiscal year due to IRC Section 382 limitation. Any unsused portion of this limitation will carryforward to the following fiscal years.
ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	27

As of October 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2022 and 2021 was as follows:
	October 31, 2022	October 31, 2021
Ordinary income	$74,425,149	$29,596,144
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2022, the components of distributable earnings on a tax basis consisted of $42,214,569 of undistributed ordinary income and $9,001,863 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, different treatment for corporate action and wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis based on the following: If aggregate average daily net assets are less than $300 million, then the management fee rate is 0.825% of all aggregate average daily net assets. If aggregate average daily net assets equal or exceed $300 million but are less than $2.5 billion, then the management fee rate is 0.775% of all aggregate average daily net assets. If aggregate average daily net assets exceed $2.5 billion, then the following fee schedule shall apply: a) 0.775% of the first $2.5 billion of aggregate average daily net assets; b) 0.750% of the next $500 million of aggregate average daily net assets; and c) 0.725% of the aggregate average daily net assets in excess of $3 billion. Aggregate net assets include the net assets of the fund, John Hancock Variable Insurance Trust Disciplined Value International Trust, Manulife Boston Partners International Equity Fund (Canada), the portion of the net assets of Manulife Balanced Fund (Canada) invested in Boston Partners International Equity Pooled Fund (Canada), and the portion of the net
28	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT

assets of MLI Pension Plus Growth Fund (Canada) invested in Boston Partners International Equity Pooled Fund (Canada). Prior to April 1, 2022, aggregate net assets include the net assets of the fund, JHVIT Disciplined Value International Trust and Manulife Boston Partners International Equity Fund (Canada). The Advisor has a subadvisory agreement Boston Partners Global Investors, Inc. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.88% of average daily net assets excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This expense limitation expires on February 28, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
Additionally, the Advisor has contractually agreed to waive and/or reimburse expenses for Class I and Class R6 shares of the fund to the extent they exceed 0.98% and 0.88% of the respective class’s average daily net assets. This expense limitation excludes taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, short dividend expense, borrowing costs, prime brokerage fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business. This waiver expires on February 28, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$9,257
Class C	465
Class I	7,283
Class R2	205
Class	Expense reduction
Class R4	$14
Class R6	31,025
Class NAV	119,514
Total	$167,763

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2022, were equivalent to a net annual effective rate of 0.77% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2022, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	29

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.25%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2023, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $170 for Class R4 shares for the year ended October 31, 2022.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $61,515 for the year ended October 31, 2022. Of this amount, $10,535 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $50,980 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2022, CDSCs received by the Distributor amounted to $1,337 and $1,508 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$282,726	$130,331
Class C	56,384	6,491
Class I	—	105,036
Class R2	13,052	255
30	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT

Class	Distribution and service fees	Transfer agent fees
Class R4	$596	$15
Class R6	—	34,497
Total	$352,758	$276,625
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$3,800,000	1	0.540%	$(57)
Lender	$41,100,000	3	0.718%	$2,460
Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2022 and 2021 were as follows:
	Year Ended 10-31-22		Year Ended 10-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,435,044	$19,123,562	842,185	$11,762,883
Distributions reinvested	259,411	3,530,587	102,330	1,316,984
Repurchased	(1,183,221)	(15,763,785)	(1,447,163)	(19,941,446)
Net increase (decrease)	511,234	$6,890,364	(502,648)	$(6,861,579)
Class C shares
Sold	89,728	$1,155,183	50,459	$698,732
Distributions reinvested	10,834	147,560	3,015	38,834
Repurchased	(140,764)	(1,863,139)	(193,192)	(2,613,823)
Net decrease	(40,202)	$(560,396)	(139,718)	$(1,876,257)
Class I shares
Sold	6,924,472	$91,790,627	1,658,400	$23,555,779
Distributions reinvested	163,444	2,226,107	55,897	719,959
Repurchased	(2,553,761)	(33,421,298)	(930,800)	(13,022,411)
Net increase	4,534,155	$60,595,436	783,497	$11,253,327
ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	31

	Year Ended 10-31-22		Year Ended 10-31-21
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	413,495	$5,595,831	13,578	$191,982
Distributions reinvested	1,608	21,929	615	7,938
Repurchased	(15,877)	(207,287)	(24,320)	(336,346)
Net increase (decrease)	399,226	$5,410,473	(10,127)	$(136,426)
Class R4 shares
Sold	1,358	$17,995	1,033	$14,567
Distributions reinvested	424	5,774	159	2,049
Repurchased	(967)	(13,480)	(1,000)	(13,665)
Net increase	815	$10,289	192	$2,951
Class R6 shares
Sold	8,526,378	$111,245,299	5,025,809	$69,189,620
Distributions reinvested	931,488	12,677,552	420,967	5,417,840
Repurchased	(3,473,541)	(46,184,352)	(6,301,254)	(89,255,766)
Net increase (decrease)	5,984,325	$77,738,499	(854,478)	$(14,648,306)
Class NAV shares
Sold	5,206,733	$68,253,384	12,590,605	$174,874,892
Distributions reinvested	4,097,881	55,772,157	1,715,483	22,078,269
Repurchased	(17,630,666)	(247,584,716)	(19,181,201)	(258,918,285)
Net decrease	(8,326,052)	$(123,559,175)	(4,875,113)	$(61,965,124)
Total net increase (decrease)	3,063,501	$26,525,490	(5,598,395)	$(74,231,414)
Affiliates of the fund owned 84% of shares of Class NAV on October 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $1,360,825,539 and $1,363,301,803, respectively, for the year ended October 31, 2022.
Note 7—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2022, funds within the John Hancock group of funds complex held 55.2% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
JHF II Multimanager Lifestyle Growth Portfolio	18.4%
JHF II Multimanager Lifestyle Balanced Portfolio	14.3%
JHF II Multimanager Lifestyle Aggressive Portfolio	8.0%
32	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT

Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	—	$51,917,162	$378,697,311	$(430,619,719)	$2,848	$2,398	$329,902	$3	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 9—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Disciplined Value International Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Disciplined Value International Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Income derived from foreign sources was $83,858,053. The fund intends to pass through foreign tax credits of $5,763,917.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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SHAREHOLDER MEETING

(Unaudited)
The fund held a Special Joint Meeting of Shareholders on Friday, September 9, 2022. The following proposal was considered by the shareholders:
Proposal: To elect eight Trustees as members of the Board of Trustees of each of the Trusts.
THE PROPOSAL PASSED ON September 9, 2022.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	930,432,312.451	29,179,649.679
Frances G. Rathke	931,340,368.276	28,271,593.854
Noni L. Ellison	931,852,358.590	27,759,603.540
Dean C. Garfield	931,587,791.505	28,024,170.625
Patricia Lizarraga	931,662,411.746	27,949,550.384

Non-Independent Trustees
Andrew G. Arnott	931,573,268.898	28,038,693.232
Marianne Harrison	932,138,670.225	27,473,291.905
Paul Lorentz	931,257,810.391	28,354,151.739
36	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Boston Partners Global Investors, Inc. (the Subadvisor), for John Hancock Disciplined Value International Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
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Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
38	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-year period and underperformed its benchmark index for the three-, five- and ten-year periods ended December 31, 2021. The Board also noted that the fund outperformed the peer group median for the one-, three-, five- and ten-year periods ended December 31, 2021. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-year period and to the peer group median for the one-, three-, five- and ten-year periods. The Board took into account management’s discussion of the factors that contributed to the fund’s underperformance relative to its benchmark index for the three-, five- and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	39

currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund’s distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
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(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	41

orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
42	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	183
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	183
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	1986	183
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	183
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022)
Deborah C. Jackson, Born: 1952	2008	183
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	1994	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	45

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	183
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	183
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

46	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	47

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Boston Partners Global Investors, Inc.
Portfolio Managers
Joseph F. Feeney, Jr., CFA
Christopher K. Hart, CFA
Joshua M. Jones, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
48	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Disciplined Value International Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2574444	455A 10/22
12/2022

Annual report
John Hancock
Diversified Macro Fund
Alternative
October 31, 2022

A message to shareholders
Dear shareholders,
The world equity markets suffered sizable losses and high volatility during the 12 months ended October 31, 2022. Persistently high inflation prompted the U.S. Federal Reserve and other major central banks to tighten monetary policy aggressively, leading to a sharp rise in bond yields across the globe. Russia’s invasion of Ukraine, which exacerbated stress in global supply chains and raised concerns about the potential for an energy crisis in Europe, also weighed heavily on sentiment. Worries about China’s policy direction fueled a large downturn in the nation’s market and pressured the outlook for global growth more broadly. In combination, these developments depressed corporate earnings estimates and led to a compression of valuations.
While nearly all market segments lost ground in the sell-off, Europe, the emerging markets, and mega-cap U.S. technology-related stocks were hit particularly hard. On the other hand, energy stocks and resource-heavy nations held up reasonably well in the downturn thanks to the rally in crude oil prices.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Diversified Macro Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Consolidated Fund’s investments
15	Consolidated financial statements
18	Consolidated financial highlights
23	Notes to consolidated financial statements
34	Report of independent registered public accounting firm
35	Tax information
36	Shareholder meeting
37	Evaluation of advisory and subadvisory agreements by the Board of Trustees
44	Trustees and Officers
48	More information
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2022 (%)

The Intercontinental Exchange (ICE) Bank of America (BofA) 0-3 Month U.S. Treasury Bill Index tracks the performance of Treasury bills maturing in zero to three months.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global interest rates rose considerably during the period
Global central banks, led by the U.S. Federal Reserve (Fed), implemented hawkish monetary policy to combat soaring inflation, resulting in higher yields across most developed markets, large sell-offs in global equity markets, and a stronger U.S. dollar.
The fund generated gains in a declining, volatile market
The fund posted a positive return and outperformed its benchmark, the ICE BofA 0-3 Month U.S. Treasury Bill Index.
Global currencies and commodities drove fund performance
The fund finished the period with gains from positions in currencies, most notably from long positions in the U.S. dollar versus various global currencies; additionally, the dollar was a valuable diversifier in the portfolio as other markets became more highly correlated.
FUTURES CONTRACTS EXPOSURE AS OF 10/31/2022 (Notional basis as a % of net assets)
Equity	20.2
Energy	11.0
Ags/Softs	3.6
Currency	1.8
Base Metals	0.9
Precious Metals	(11.8)
Long Term/Intermediate Rates	(24.7)
Short Term Rates	(77.9)
TOTAL	(76.9)
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	3

FORWARD FOREIGN CURRENCY CONTRACTS ALLOCATION AS OF 10/31/2022 (% of net assets)

The fund’s assets are exposed to both short (unfavored) and long (favored) currency positions.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Management’s discussion of fund performance
How would you describe the investment backdrop during the 12 months ended October 31, 2022?
As concerns over the COVID-19 pandemic began to fade, market activity during the period was driven primarily by persistent inflation, geopolitical factors, fears of economic recession, and the subsequent responses from global central banks. As inflationary pressure continued to mount in late 2021 and early 2022, most global central banks shifted toward hawkish monetary policy that resulted in rising rates and falling bond prices throughout the period. Global equities began selling off in response and continued to fall for most of the period.
Several moderate rallies occurred in global equity markets, primarily due to the belief among some investors that central banks would need to pivot to expansionary monetary policy sooner than anticipated in order to support economic growth, but overall global equity markets finished the period at their lowest levels since late 2020.
The U.S. dollar was notably stronger versus most major currencies, while energy and agricultural commodity prices fluctuated as geopolitical events, like the Russian invasion of Ukraine, caused major disruptions in many markets. Precious metals weakened, influenced by reduced demand from a slowing global economy and loss in value as a safe haven for investors as the U.S. dollar continued to strengthen. Base metals also weakened due to pressure from a stronger U.S. dollar combined with the economic difficulties faced by China, the world’s leading user of industrial metals.
How did the fund perform in this environment?
The strategy recorded strong gains during the period and outperformed its benchmark. Performance and positioning were within expectations for the fund, which continued to seek diversification across its market universe through its four underlying trading styles. Portfolio construction and risk management processes are important elements of the strategy, which, among other things, help to target consistent volatility and avoid overconcentration in any one asset class or market by assessing short- and long-term market correlations to generate a balanced portfolio.
The majority of gains came from long positions in the stronger U.S. dollar versus numerous global currencies, including the Japanese yen, euro, Australian dollar,
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	5

Swiss franc, and British pound sterling. The dollar was bolstered by the Fed’s aggressive tightening campaign and its status as a safe-haven currency for foreign investors. The fund benefited from long positions driven by signals from each of its underlying strategies, as well as additional portfolio diversification benefits.
The fund also recorded gains in commodities, primarily from long positions in energy with smaller profits from short positions in gold. Energy prices faced pressure from contractionary monetary policy and geopolitical turmoil but still finished the period with gains across most markets.
In fixed income, positions in short-term rates led to positive performance but was partially offset by positions in long-term and intermediate rates. The fund experienced losses in equities, particularly from positions in U.S. benchmark indexes.
MANAGED BY

Kenneth G. Tropin
Pablo E. Calderini
The views expressed in this report are exclusively those of the portfolio management team at Graham Capital Management, L.P., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2022

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception (7-29-19)	Since inception (7-29-19)
Class A	11.88	3.14	10.59
Class C	15.87	4.00	13.66
Class I1	18.08	5.07	17.50
Class R6[1]	18.18	5.19	17.93
Class NAV[1]	18.21	5.17	17.86
Index†	0.85	0.69	2.26
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Consolidated financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.67	2.42	1.42	1.31	1.30
Net (%)	1.66	2.41	1.41	1.30	1.29
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the ICE BofA 0-3 Month U.S. Treasury Bill Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Diversified Macro Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the ICE BofA 0-3 Month U.S. Treasury Bill Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	7-29-19	11,366	11,366	10,226
Class I1	7-29-19	11,750	11,750	10,226
Class R6[1]	7-29-19	11,793	11,793	10,226
Class NAV[1]	7-29-19	11,786	11,786	10,226
The Intercontinental Exchange (ICE) Bank of America (BofA) 0-3 Month U.S. Treasury Bill Index tracks the performance of Treasury bills maturing in zero to three months.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2022	Ending value on 10-31-2022	Expenses paid during period ended 10-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,034.90	$8.41	1.64%
	Hypothetical example	1,000.00	1,016.90	8.34	1.64%
Class C	Actual expenses/actual returns	1,000.00	1,030.20	12.28	2.40%
	Hypothetical example	1,000.00	1,013.10	12.18	2.40%
Class I	Actual expenses/actual returns	1,000.00	1,035.70	7.18	1.40%
	Hypothetical example	1,000.00	1,018.10	7.12	1.40%
Class R6	Actual expenses/actual returns	1,000.00	1,036.70	6.52	1.27%
	Hypothetical example	1,000.00	1,018.80	6.46	1.27%
Class NAV	Actual expenses/actual returns	1,000.00	1,036.70	6.42	1.25%
	Hypothetical example	1,000.00	1,018.90	6.36	1.25%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Consolidated Fund’s investments
AS OF 10-31-22
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 42.8%				$325,012,626
(Cost $325,147,928)
U.S. Government 42.8%				325,012,626
U.S. Treasury Bill	2.427	11-03-22	31,500,000	31,496,253
U.S. Treasury Bill	2.510	11-10-22	44,000,000	43,971,173
U.S. Treasury Bill	2.670	11-17-22	12,500,000	12,484,196
U.S. Treasury Bill	2.719	11-25-22	35,500,000	35,422,545
U.S. Treasury Bill	2.880	12-15-22	38,500,000	38,335,423
U.S. Treasury Bill	2.968	12-08-22	36,500,000	36,371,009
U.S. Treasury Bill	2.990	12-01-22	25,000,000	24,928,281
U.S. Treasury Bill	2.997	12-22-22	45,000,000	44,767,392
U.S. Treasury Bill	3.240	12-29-22	14,000,000	13,913,838
U.S. Treasury Bill	3.549	01-05-23	15,400,000	15,294,617
U.S. Treasury Bill	3.878	01-12-23	28,250,000	28,027,899

Total investments (Cost $325,147,928) 42.8%	$325,012,626
Other assets and liabilities, net 57.2%	434,734,676
Total net assets 100.0%	$759,747,302

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	11

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	336	Long	Dec 2022	$37,342,145	$37,191,000	$(151,145)
5-Year U.S. Treasury Note Futures	40	Long	Jan 2023	4,266,807	4,266,563	(244)
Australian 10-Year Bond Futures	218	Long	Dec 2022	16,388,232	16,438,749	50,517
Brent Crude Futures	203	Long	Dec 2022	18,534,431	18,785,620	251,189
CAC40 Index Futures	371	Long	Nov 2022	22,244,062	23,001,201	757,139
Canadian 10-Year Bond Futures	218	Long	Dec 2022	19,422,221	19,670,966	248,745
Cocoa Futures	70	Long	Dec 2022	1,543,494	1,539,697	(3,797)
Cocoa Futures	68	Long	Mar 2023	1,455,075	1,469,971	14,896
Coffee ’C’ Futures	129	Long	Mar 2023	8,594,090	8,414,831	(179,259)
Copper Futures	109	Long	Dec 2022	20,722,915	20,434,775	(288,140)
Corn Futures	806	Long	Dec 2022	26,597,343	27,756,625	1,159,282
Dow Jones Industrial Average E-Mini Index Futures	20	Long	Dec 2022	3,140,139	3,277,500	137,361
Euro STOXX 50 Index Futures	208	Long	Dec 2022	7,230,973	7,434,958	203,985
FTSE 100 Index Futures	321	Long	Dec 2022	26,838,353	26,191,986	(646,367)
Gasoline RBOB Futures	168	Long	Dec 2022	17,597,339	17,769,830	172,491
Hard Red Winter Wheat Futures	20	Long	Dec 2022	970,732	973,000	2,268
Long Gilt Futures	183	Long	Dec 2022	21,545,904	21,488,056	(57,848)
Low Sulphur Gasoil Futures	163	Long	Dec 2022	16,698,486	16,422,250	(276,236)
Natural Gas Futures	74	Long	Nov 2022	4,385,618	4,667,920	282,302
Nikkei 225 Index Futures	307	Long	Dec 2022	56,287,671	56,880,527	592,856
NY Harbor ULSD Futures	124	Long	Dec 2022	18,918,895	19,203,979	285,084
Russell 2000 E-Mini Index Futures	94	Long	Dec 2022	8,513,660	8,709,100	195,440
S&P 500 E-Mini Index Futures	5	Long	Dec 2022	914,108	970,750	56,642
Soybean Meal Futures	198	Long	Dec 2022	7,829,144	8,456,580	627,436
Soybean Oil Futures	173	Long	Dec 2022	6,870,472	7,602,312	731,840
Sugar No. 11 (World) Futures	138	Long	Mar 2023	2,743,120	2,778,989	35,869
Tokyo Price Index Futures	480	Long	Dec 2022	61,217,709	62,237,466	1,019,757
U.S. Dollar Index Futures	124	Long	Dec 2022	13,585,993	13,820,420	234,427
WTI Crude Oil Futures	84	Long	Nov 2022	7,218,083	7,240,800	22,717
10-Year Japan Government Bond Futures	14	Short	Dec 2022	(13,975,972)	(14,000,471)	(24,499)
2-Year U.S. Treasury Note Futures	757	Short	Jan 2023	(154,706,558)	(154,765,102)	(58,544)
30-Year U.S. Treasury Bond Futures	94	Short	Dec 2022	(11,635,312)	(11,368,125)	267,187
3-Month EURIBOR Futures	668	Short	Dec 2023	(162,050,584)	(160,078,318)	1,972,266
3-Month SOFR Index Futures	1,503	Short	Mar 2024	(360,887,061)	(358,747,312)	2,139,749
3-Month SONIA Index Futures	247	Short	Mar 2024	(68,661,254)	(67,398,206)	1,263,048
Cotton No. 2 Futures	124	Short	Dec 2022	(4,834,194)	(4,472,680)	361,514
Euro-BOBL Futures	183	Short	Dec 2022	(21,531,503)	(21,651,326)	(119,823)
Euro-Bund Futures	94	Short	Dec 2022	(12,699,201)	(12,861,378)	(162,177)
Euro-Schatz Futures	668	Short	Dec 2022	(70,518,979)	(70,616,332)	(97,353)
12	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FUTURES (continued)
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
German Stock Index Futures	25	Short	Dec 2022	$(7,959,257)	$(8,200,002)	$(240,745)
Gold 100 Oz Futures	346	Short	Dec 2022	(59,194,485)	(56,574,460)	2,620,025
Hang Seng Index Futures	223	Short	Nov 2022	(21,872,457)	(20,784,666)	1,087,791
NASDAQ 100 E-Mini Index Futures	15	Short	Dec 2022	(3,426,498)	(3,434,175)	(7,677)
Primary Aluminum Futures	129	Short	Dec 2022	(7,405,712)	(7,175,625)	230,087
SGX Japanese Government Bond Futures	18	Short	Dec 2022	(1,799,353)	(1,798,245)	1,108
Silver Futures	321	Short	Dec 2022	(30,726,176)	(30,655,500)	70,676
Soybean Futures	134	Short	Mar 2023	(9,371,621)	(9,557,550)	(185,929)
Wheat Futures	346	Short	Dec 2022	(14,898,997)	(15,193,725)	(294,728)
Zinc Futures	79	Short	Dec 2022	(6,837,640)	(5,361,829)	1,475,811
						$15,776,994
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	57,246,000	USD	36,660,086	BOA	12/23/2022	$20,349	—
CAD	79,984,000	USD	60,347,066	BOA	12/23/2022	—	$(1,599,326)
CHF	4,210,000	USD	4,252,471	BOA	12/23/2022	—	(20,796)
EUR	110,349,000	USD	110,086,734	BOA	12/23/2022	—	(549,809)
GBP	69,403,000	USD	77,520,448	BOA	12/23/2022	2,219,883	—
JPY	7,296,196,000	USD	50,311,521	BOA	12/23/2022	—	(905,841)
MXN	658,773,000	USD	32,357,610	BOA	12/23/2022	583,482	—
NZD	5,412,000	USD	3,064,728	BOA	12/23/2022	84,338	—
USD	106,970,490	AUD	160,134,000	BOA	12/23/2022	4,364,459	—
USD	139,723,119	CAD	191,400,000	BOA	12/23/2022	—	(858,964)
USD	85,160,388	CHF	81,344,000	BOA	12/23/2022	3,397,591	—
USD	112,264,285	EUR	111,732,000	BOA	12/23/2022	1,354,537	—
USD	106,618,896	GBP	92,338,000	BOA	12/23/2022	527,479	—
USD	145,897,748	JPY	20,785,467,000	BOA	12/23/2022	5,150,414	—
USD	2,012,040	MXN	40,712,000	BOA	12/23/2022	—	(23,711)
USD	40,181,424	NZD	67,194,000	BOA	12/23/2022	1,083,433	—
						$18,785,965	$(3,958,447)

Derivatives Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	13

MXN	Mexican Peso
NZD	New Zealand Dollar
USD	U.S. Dollar

Derivatives Abbreviations
BOA	Bank of America, N.A.
EURIBOR	Euro Interbank Offered Rate
OTC	Over-the-counter
RBOB	Reformulated Blendstock for Oxygenate Blending
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
WTI	West Texas Intermediate
At 10-31-22, the aggregate cost of investments for federal income tax purposes was $350,670,992. Net unrealized appreciation aggregated to $4,946,146, of which $5,081,949 related to gross unrealized appreciation and $135,803 related to gross unrealized depreciation.
See Notes to Consolidated financial statements regarding investment transactions and other derivatives information.
14	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Consolidated financial statements
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES 10-31-22

Assets
Unaffiliated investments, at value (Cost $325,147,928)	$325,012,626
Unrealized appreciation on forward foreign currency contracts	18,785,965
Receivable for futures variation margin	3,237,971
Cash	371,822,250
Collateral held at broker for futures contracts	39,838,075
Interest receivable	372,165
Receivable for fund shares sold	5,054,562
Other assets	91,219
Total assets	764,214,833
Liabilities
Unrealized depreciation on forward foreign currency contracts	3,958,447
Payable for fund shares repurchased	298,092
Payable to affiliates
Accounting and legal services fees	42,878
Transfer agent fees	34,101
Trustees’ fees	527
Other liabilities and accrued expenses	133,486
Total liabilities	4,467,531
Net assets	$759,747,302
Net assets consist of
Paid-in capital	$695,414,162
Total distributable earnings (loss)	64,333,140
Net assets	$759,747,302

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($13,308,075 ÷ 1,246,531 shares)[1]	$10.68
Class C ($3,026,510 ÷ 286,191 shares)[1]	$10.58
Class I ($343,332,454 ÷ 32,029,902 shares)	$10.72
Class R6 ($207,283,048 ÷ 19,308,613 shares)	$10.74
Class NAV ($192,797,215 ÷ 17,970,153 shares)	$10.73
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.24

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	15

CONSOLIDATED STATEMENT OF OPERATIONS For the year ended 10-31-22

Investment income
Interest	$3,686,090
Expenses
Investment management fees	7,259,874
Distribution and service fees	21,078
Accounting and legal services fees	99,481
Transfer agent fees	173,770
Trustees’ fees	9,835
Custodian fees	111,872
State registration fees	104,939
Printing and postage	30,298
Professional fees	93,780
Other	34,031
Total expenses	7,938,958
Less expense reductions	(48,444)
Net expenses	7,890,514
Net investment loss	(4,204,424)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	9,452,241
Futures contracts	21,648,536
Forward foreign currency contracts	38,177,742
69,278,519
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(110,796)
Futures contracts	20,566,059
Forward foreign currency contracts	9,378,944
29,834,207
Net realized and unrealized gain	99,112,726
Increase in net assets from operations	$94,908,302
16	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-22	Year ended 10-31-21
Increase (decrease) in net assets
From operations
Net investment loss	$(4,204,424)	$(4,863,224)
Net realized gain	69,278,519	9,941,159
Change in net unrealized appreciation (depreciation)	29,834,207	(297,458)
Increase in net assets resulting from operations	94,908,302	4,780,477
Distributions to shareholders
From earnings
Class A	(7,402)	(1,297)
Class C	(2,387)	(597)
Class I	(1,259,681)	(446,147)
Class R6	(6,077,007)	(728,458)
Class NAV	(10,343,589)	(4,462,481)
Total distributions	(17,690,066)	(5,638,980)
From fund share transactions	171,230,977	265,351,574
Total increase	248,449,213	264,493,071
Net assets
Beginning of year	511,298,089	246,805,018
End of year	$759,747,302	$511,298,089
SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	17

CONSOLIDATED FINANCIAL HIGHLIGHTS

CLASS A SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$9.36	$9.31	$10.22	$10.00
Net investment income (loss)[2]	(0.06)	(0.16)	(0.12)	0.01
Net realized and unrealized gain (loss) on investments	1.66	0.38	(0.42)	0.21
Total from investment operations	1.60	0.22	(0.54)	0.22
Less distributions
From net investment income	(0.28)	(0.17)	—	—
From net realized gain	—	—	(0.37)	—
Total distributions	(0.28)	(0.17)	(0.37)	—
Net asset value, end of period	$10.68	$9.36	$9.31	$10.22
Total return (%)[3,4]	17.74	2.41	(5.49)	2.20[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$13	$—[6]	$—[6]	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.65	1.67	1.84	1.84[7]
Expenses including reductions	1.64	1.66	1.71	1.70[7]
Net investment income (loss)	(0.60)	(1.66)	(1.29)	0.23[7]
Portfolio turnover (%)	0[8]	0[8]	0[8]	0[8]

[1]	Period from 7-29-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
18	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED FINANCIAL HIGHLIGHTS  (continued)

CLASS C SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$9.27	$9.22	$10.20	$10.00
Net investment loss[2]	(0.13)	(0.22)	(0.18)	(0.01)
Net realized and unrealized gain (loss) on investments	1.65	0.37	(0.43)	0.21
Total from investment operations	1.52	0.15	(0.61)	0.20
Less distributions
From net investment income	(0.21)	(0.10)	—	—
From net realized gain	—	—	(0.37)	—
Total distributions	(0.21)	(0.10)	(0.37)	—
Net asset value, end of period	$10.58	$9.27	$9.22	$10.20
Total return (%)[3,4]	16.87	1.67	(6.22)	2.00[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$—[6]	$—[6]	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.40	2.42	2.59	2.59[7]
Expenses including reductions	2.39	2.41	2.46	2.45[7]
Net investment loss	(1.24)	(2.41)	(1.93)	(0.52)[7]
Portfolio turnover (%)	0[8]	0[8]	0[8]	0[8]

[1]	Period from 7-29-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	19

CONSOLIDATED FINANCIAL HIGHLIGHTS  (continued)

CLASS I SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$9.39	$9.35	$10.23	$10.00
Net investment income (loss)[2]	(0.04)	(0.13)	(0.10)	0.01
Net realized and unrealized gain (loss) on investments	1.68	0.37	(0.41)	0.22
Total from investment operations	1.64	0.24	(0.51)	0.23
Less distributions
From net investment income	(0.31)	(0.20)	—	—
From net realized gain	—	—	(0.37)	—
Total distributions	(0.31)	(0.20)	(0.37)	—
Net asset value, end of period	$10.72	$9.39	$9.35	$10.23
Total return (%)[3]	18.08	2.59	(5.18)	2.30[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$343	$37	$23	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.40	1.42	1.59	1.59[5]
Expenses including reductions	1.39	1.41	1.46	1.45[5]
Net investment income (loss)	(0.42)	(1.41)	(1.09)	0.30[5]
Portfolio turnover (%)	0[6]	0[6]	0[6]	0[6]

[1]	Period from 7-29-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
20	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED FINANCIAL HIGHLIGHTS  (continued)

CLASS R6 SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$9.41	$9.36	$10.23	$10.00
Net investment income (loss)[2]	(0.07)	(0.12)	(0.10)	0.02
Net realized and unrealized gain (loss) on investments	1.72	0.37	(0.40)	0.21
Total from investment operations	1.65	0.25	(0.50)	0.23
Less distributions
From net investment income	(0.32)	(0.20)	—	—
From net realized gain	—	—	(0.37)	—
Total distributions	(0.32)	(0.20)	(0.37)	—
Net asset value, end of period	$10.74	$9.41	$9.36	$10.23
Total return (%)[3]	18.18	2.77	(5.09)	2.30[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$207	$169	$29	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	1.31	1.48	1.48[6]
Expenses including reductions	1.28	1.30	1.34	1.34[6]
Net investment income (loss)	(0.72)	(1.30)	(1.09)	0.59[6]
Portfolio turnover (%)	0[7]	0[7]	0[7]	0[7]

[1]	Period from 7-29-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	21

CONSOLIDATED FINANCIAL HIGHLIGHTS  (continued)

CLASS NAV SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$9.40	$9.36	$10.23	$10.00
Net investment income (loss)[2]	(0.08)	(0.12)	(0.07)	0.02
Net realized and unrealized gain (loss) on investments	1.73	0.37	(0.43)	0.21
Total from investment operations	1.65	0.25	(0.50)	0.23
Less distributions
From net investment income	(0.32)	(0.21)	—	—
From net realized gain	—	—	(0.37)	—
Total distributions	(0.32)	(0.21)	(0.37)	—
Net asset value, end of period	$10.73	$9.40	$9.36	$10.23
Total return (%)[3]	18.21	2.69	(5.09)	2.30[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$193	$305	$195	$213
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	1.30	1.46	1.47[5]
Expenses including reductions	1.27	1.29	1.33	1.33[5]
Net investment income (loss)	(0.81)	(1.29)	(0.76)	0.60[5]
Portfolio turnover (%)	0[6]	0[6]	0[6]	0[6]

[1]	Period from 7-29-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
22	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Notes to consolidated financial statements
Note 1—Organization
John Hancock Diversified Macro Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Consolidated statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Basis of consolidation. The accompanying consolidated financial statements include the accounts of John Hancock Diversified Macro Offshore Subsidiary Fund, Ltd. (the subsidiary), a Cayman Islands exempted company which was incorporated on January 4, 2019, a wholly-owned subsidiary of the fund. The fund and its subsidiary are advised by Graham Capital Management, L.P. (the subadvisor), under the supervision of John Hancock Investment Management LLC (the Advisor). The fund may gain exposure to the commodities markets by investing up to 25% of its total assets in the subsidiary. The subsidiary acts as an investment vehicle for the fund to enable the fund to obtain its commodity exposure by investing in commodity-linked derivative instruments. As of October 31, 2022, the net assets of the subsidiary were $59,564,077 representing 7.8% of the fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Consolidated Fund’s investments includes positions of the fund and the subsidiary.
The subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include but are not limited to total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. Neither the fund nor the subsidiary intends to invest directly in physical commodities. The subsidiary may also invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).
Note 2—Significant accounting policies
The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the consolidated financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker
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supplied prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the Consolidated Fund’s investments as of October 31, 2022, by major security category or type:
	Total value at 10-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Short-term investments	$325,012,626	—	$325,012,626	—
Total investments in securities	$325,012,626	—	$325,012,626	—
Derivatives:
Assets
Futures	$18,571,505	$17,483,714	$1,087,791	—
Forward foreign currency contracts	18,785,965	—	18,785,965	—
Liabilities
Futures	(2,794,511)	(2,794,511)	—	—
Forward foreign currency contracts	(3,958,447)	—	(3,958,447)	—
24	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Consolidated statement of operations. For the year ended October 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2022 were $5,156.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
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For federal income tax purposes, as of October 31, 2022, the fund has a short-term capital loss carryforward of $3,979,588 and a long-term capital loss carryforward of $10,006,336 available to offset future net realized capital gains. These carryforwards do not expire. Due to certain Internal Revenue Code rules, utilization of the capital loss carryforwards may be limited in future years.
As of October 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2022 and 2021 was as follows:
	October 31, 2022	October 31, 2021
Ordinary income	$17,690,066	$5,638,980
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2022, the components of distributable earnings on a tax basis consisted of $73,335,335 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s consolidated financial statements as a return of capital.
Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to controlled foreign corporation, foreign currency transactions and derivative transactions.
The subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. Therefore, the fund is required to increase its taxable income by its share of the subsidiary’s net taxable income. Net income and realized gains from investments held by the subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the subsidiary in any taxable year, the loss will generally not be available to offset the fund’s ordinary income and/or capital gains for that year.
Note 3—Derivative instruments
The fund or its subsidiary may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. Due to the fund’s use of derivative instruments, a significant portion of the fund’s assets may be invested directly or indirectly in money market instruments and cash and cash equivalents for use as margin or collateral for these derivative instruments. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
26	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT

Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund or its subsidiary may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Consolidated Fund’s investments, or if cash is posted, on the Consolidated statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular commodity, currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Consolidated statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund or the subsidiary is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund or the subsidiary, if any, is detailed in the Consolidated statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Consolidated Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the Consolidated statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended October 31, 2022, the fund or the subsidiary used futures contracts to implement its investment strategy. The fund and its subsidiary held futures contracts with USD notional values ranging from $1.5 billion to $2.6 billion, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the
ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	27

forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Consolidated statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended October 31, 2022, the fund used forward foreign currency contracts to implement its investment strategy. The fund held forward foreign currency contracts with USD notional values ranging from $889.2 million to $1.7 billion, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund and its subsidiary at October 31, 2022 by risk category:
Risk	Consolidated statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	$5,942,620	$(671,633)
Currency	Receivable/payable for futures variation margin[1]	Futures	234,427	—
Commodity	Receivable/payable for futures variation margin[1]	Futures	8,343,487	(1,228,089)
Equity	Receivable/payable for futures variation margin[1]	Futures	4,050,971	(894,789)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	18,785,965	(3,958,447)
			$37,357,470	$(6,752,958)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Consolidated Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Consolidated statement of assets and liabilities.
For financial reporting purposes, the fund and its subsidiary do not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Consolidated statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The tables below reflect the fund’s exposure to OTC derivative transactions and exposure to counterparties subject to an ISDA:
OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$18,785,965	$(3,958,447)
Totals	$18,785,965	$(3,958,447)

Counterparty	Assets	Liabilities	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty[1]	Collateral Posted by Fund[1]	Net Exposure
Bank of America	$18,785,965	($3,958,447)	$14,827,518	$6,170,107	—	$8,657,411
[1] Reflects collateral posted by the counterparty or posted by the fund, excluding any excess collateral amounts.
28	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT

Effect of derivative instruments on the Consolidated statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2022:
	Consolidated statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Total
Interest rate	$(4,977,627)	—	$(4,977,627)
Currency	1,278,617	$38,177,742	39,456,359
Commodity	28,622,981	—	28,622,981
Equity	(3,275,435)	—	(3,275,435)
Total	$21,648,536	$38,177,742	$59,826,278
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2022:
	Consolidated statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Total
Interest rate	$14,391,139	—	$14,391,139
Currency	155,268	$9,378,944	9,534,212
Commodity	4,415,815	—	4,415,815
Equity	1,603,837	—	1,603,837
Total	$20,566,059	$9,378,944	$29,945,003
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
The Advisor serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.200% of the first $1 billion of the fund’s average daily net assets and (b) 1.150% of the fund’s average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with the subadvisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor provides investment management and other services to the subsidiary. The Advisor does not receive separate compensation from the subsidiary for providing investment management or administrative services. However, the fund pays the Advisor based on the fund’s net assets, which include the assets of the subsidiary.
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The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund and its subsidiary exceed 1.33% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes; brokerage commissions; interest expense; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business; class-specific expenses; borrowing costs; prime brokerage fees; acquired fund fees and expenses paid indirectly; and short dividend expense. This agreement expires on February 28, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$368
Class C	64
Class I	9,715
Class	Expense reduction
Class R6	$15,541
Class NAV	22,756
Total	$48,444

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2022, were equivalent to a net annual effective rate of 1.19% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2022, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $66,211 for the year ended October 31, 2022. Of this amount, $11,798 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $54,413 was paid as sales commissions to broker-dealers.
30	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2022, CDSCs received by the Distributor amounted to $134 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$12,441	$5,816
Class C	8,637	1,004
Class I	—	149,379
Class R6	—	17,571
Total	$21,078	$173,770
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
Transactions in fund shares for the years ended October 31, 2022 and 2021 were as follows:
	Year Ended 10-31-22		Year Ended 10-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,755,356	$18,182,825	19,970	$187,613
Distributions reinvested	671	5,984	48	442
Repurchased	(533,398)	(5,546,335)	(3,695)	(34,747)
Net increase	1,222,629	$12,642,474	16,323	$153,308
ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	31

	Year Ended 10-31-22		Year Ended 10-31-21
	Shares	Amount	Shares	Amount
Class C shares
Sold	294,960	$3,087,392	5,382	$49,941
Distributions reinvested	149	1,322	9	84
Repurchased	(20,125)	(208,671)	—	—
Net increase	274,984	$2,880,043	5,391	$50,025
Class I shares
Sold	32,535,331	$338,928,518	2,968,824	$27,980,971
Distributions reinvested	141,220	1,259,681	48,317	445,003
Repurchased	(4,589,158)	(46,916,199)	(1,505,303)	(14,160,805)
Net increase	28,087,393	$293,272,000	1,511,838	$14,265,169
Class R6 shares
Sold	8,880,850	$87,908,517	17,748,074	$168,032,157
Distributions reinvested	680,455	6,076,463	79,088	728,398
Repurchased	(8,170,014)	(80,258,345)	(3,053,188)	(28,442,581)
Net increase	1,391,291	$13,726,635	14,773,974	$140,317,974
Class NAV shares
Sold	1,901,303	$19,186,083	12,241,680	$115,814,772
Distributions reinvested	1,158,297	10,343,589	484,526	4,462,481
Repurchased	(17,575,144)	(180,819,847)	(1,031,936)	(9,712,155)
Net increase (decrease)	(14,515,544)	$(151,290,175)	11,694,270	$110,565,098
Total net increase	16,460,753	$171,230,977	28,001,796	$265,351,574
Affiliates of the fund owned 2% and 100% of shares of Class C and Class NAV, respectively, on October 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
There were no purchases and sales of securities, other than short-term investments, for the year ended October 31, 2022.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2022, funds within the John Hancock group of funds complex held 25.4% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	7.4%
John Hancock Funds II Alternative Asset Allocation	7.0%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	5.2%
32	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT

Note 9—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Diversified Macro Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated fund’s investments, of John Hancock Diversified Macro Fund and its subsidiary (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related consolidated statement of operations for the year ended October 31, 2022, the consolidated statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the consolidated financial highlights for each of the three years in the period ended October 31, 2022 and for the period July 29, 2019 (commencement of operations) through October 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 and for the period July 29, 2019 (commencement of operations) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
34	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	35

SHAREHOLDER MEETING

(Unaudited)
The fund held a Special Joint Meeting of Shareholders on Friday, September 9, 2022. The following proposal was considered by the shareholders:
Proposal: To elect eight Trustees as members of the Board of Trustees of each of the Trusts.
THE PROPOSAL PASSED ON September 9, 2022.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	930,432,312.451	29,179,649.679
Frances G. Rathke	931,340,368.276	28,271,593.854
Noni L. Ellison	931,852,358.590	27,759,603.540
Dean C. Garfield	931,587,791.505	28,024,170.625
Patricia Lizarraga	931,662,411.746	27,949,550.384

Non-Independent Trustees
Andrew G. Arnott	931,573,268.898	28,038,693.232
Marianne Harrison	932,138,670.225	27,473,291.905
Paul Lorentz	931,257,810.391	28,354,151.739
36	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section1 describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Graham Capital Management, L.P. (the Subadvisor), for John Hancock Diversified Macro Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconference2 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of

1The fund invests in a wholly owned subsidiary of the fund organized as a company under the laws of the Cayman Islands, Diversified Macro Offshore Subsidiary Fund, Ltd. (the “Cayman Subsidiary”). The Cayman Subsidiary has separate, equivalent agreements with the Advisor and Subadvisor. Neither the Advisor or the Subadvisor is entitled to additional compensation under its separate agreements with the Cayman Subsidiary.

2On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	37

non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
38	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and the peer group median for the period from July 31, 2019 through December 31, 2021, and the one-year period ended December 31, 2021. The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to its benchmark index and the peer group for the period from July 31, 2019 through December 31, 2021, and the one-year period ended December 31, 2021, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	39

Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses for the fund are lower than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
40	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	41

and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
42	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	183
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	183
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	1986	183
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	183
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022)
Deborah C. Jackson, Born: 1952	2008	183
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	1994	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	45

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	183
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	183
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

46	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	47

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Graham Capital Management, L.P.
Portfolio Managers
Pablo E. Calderini
Kenneth G. Tropin
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
48	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Diversified Macro Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2574450	473A 10/22
12/2022

Annual report
John Hancock
Emerging Markets Equity Fund
International equity
October 31, 2022

A message to shareholders
Dear shareholders,
The world equity markets suffered sizable losses and high volatility during the 12 months ended October 31, 2022. Persistently high inflation prompted the U.S. Federal Reserve and other major central banks to tighten monetary policy aggressively, leading to a sharp rise in bond yields across the globe. Russia’s invasion of Ukraine, which exacerbated stress in global supply chains and raised concerns about the potential for an energy crisis in Europe, also weighed heavily on sentiment. Worries about China’s policy direction fueled a large downturn in the nation’s market and pressured the outlook for global growth more broadly. In combination, these developments depressed corporate earnings estimates and led to a compression of valuations.
While nearly all market segments lost ground in the sell-off, Europe, the emerging markets, and mega-cap U.S. technology-related stocks were hit particularly hard. On the other hand, energy stocks and resource-heavy nations held up reasonably well in the downturn thanks to the rally in crude oil prices.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Emerging Markets Equity Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
14	Financial statements
17	Financial highlights
24	Notes to financial statements
33	Report of independent registered public accounting firm
34	Tax information
35	Shareholder meeting
36	Evaluation of advisory and subadvisory agreements by the Board of Trustees
43	Trustees and Officers
47	More information
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2022 (%)

The MSCI Emerging Markets (EM) Index tracks the performance of publicly traded large- and mid-cap emerging-market stocks.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Inflation, rising rates, and other headwinds weighed on emerging-market stocks
The fund’s benchmark, the MSCI Emerging Markets Index, posted a negative return as many of the world’s central banks responded to rising inflation by lifting interest rates, fueling concerns about the potential for a global economic recession.
The fund trailed its benchmark index
The fund underperformed its benchmark as security selection in the communication services, information technology, and financials sectors significantly weighed on relative performance.
Selection in Latin America aided performance
Security selection in Latin America, particularly Mexico, had a positive effect.
PORTFOLIO COMPOSITION AS OF 10/31/2022 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	3

SECTOR COMPOSITION AS OF 10/31/2022 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Management’s discussion of fund performance
What were the main drivers of emerging-market equity performance during the 12 months ended October 31, 2022?
Emerging-market stocks posted sharply negative returns, as measured by the fund’s benchmark, which underperformed developed-market indexes. Among the many headwinds was the Russian invasion of Ukraine, which broke out in late February. The prolonged conflict continued to fuel high energy and food prices, adding to existing global inflationary pressures as well as supply chain disruptions. COVID-19-related lockdowns in key Chinese cities aggravated these logistical challenges, although the relaxation of some restrictions during the latter part of the period eased some of the pressures.
The persistence of rising inflation led to aggressive monetary policy tightening by key central banks, including steep interest-rate increases by the U.S. Federal Reserve. Fears of a potential U.S. economic recession increased, weighing on prices of key industrial metals. A number of firms downgraded their outlook on consumer electronics demand, leading to a sell-off for shares for economically sensitive technology companies in South Korea and Taiwan. Against this backdrop, all 11 sectors within the benchmark posted negative performance, yet with widely varying sector-specific results. Consumer discretionary and communication services were the weakest performers; utilities and financials were the strongest.
TOP 10 HOLDINGS AS OF 10/31/2022 (% of net assets)
Taiwan Semiconductor Manufacturing Company, Ltd.	4.9
Samsung Electronics Company, Ltd.	4.2
Reliance Industries, Ltd.	3.9
Anglo American PLC	3.8
Itau Unibanco Holding SA	3.7
Grupo Financiero Banorte SAB de CV, Series O	2.7
Alibaba Group Holding, Ltd.	2.7
AIA Group, Ltd.	2.5
LG Chem, Ltd.	2.5
Tencent Holdings, Ltd.	2.5
TOTAL	33.4
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 10/31/2022 (% of net assets)
China	22.9
India	15.2
South Korea	10.6
Taiwan	9.8
Brazil	8.6
Hong Kong	6.2
Mexico	5.6
United Kingdom	3.8
Indonesia	3.0
Saudi Arabia	2.7
TOTAL	88.4
Cash and cash equivalents are not included.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	5

How did the fund perform?
The fund underperformed the benchmark. Security selection in the communication services, information technology, and financials sectors significantly weighed on relative performance. In communication services, the negative impact was mitigated somewhat by the fund’s underweight in the sector, which underperformed. From a geographic perspective, stock selection in China—the benchmark’s largest component at the country level—significantly detracted from relative performance. However, this negative impact was partly offset by the fund’s underweight in the country, since Chinese equities underperformed. In India and Taiwan, our stock picking also had a negative impact. However, in Latin America overall—most notably in Mexico—our security selection had a positive impact, as did the fund’s modest overweight in a region that outperformed.
The position that detracted the most was an out-of-benchmark position in Sea, Ltd., a Singapore-based online gaming and e-commerce company. Among the other notable detractors were NAVER Corp., a South Korean internet search engine provider, and LUKOIL PJSC, Russia’s largest privately owned oil company. After the conflict broke out between Russia and Ukraine, shares of LUKOIL were written down to a value of almost zero at the end of February, and it was subsequently removed from the benchmark in March.
The position that had the most positive impact on relative performance was Itau Unibanco Holding SA, a Brazilian private bank. Other notable contributors were positions in Grupo Financiero Banorte SAB de CV, a Mexican bank, and WEG SA, a Brazilian manufacturer of electrical motors.
MANAGED BY

Kathryn Langridge
Philip Ehrmann
Talib Saifee
The views expressed in this report are exclusively those of Philip Ehrmann, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception (6-16-15)	5-year	Since inception (6-16-15)
Class A	-42.73	-4.22	-0.60	-19.38	-4.36
Class C	-40.65	-3.91	-0.59	-18.06	-4.29
Class I1	-39.50	-2.93	0.39	-13.84	2.89
Class R2[1]	-39.76	-3.17	0.17	-14.88	1.28
Class R4[1]	-39.56	-2.98	0.33	-14.06	2.47
Class R6[1]	-39.44	-2.82	0.50	-13.35	3.77
Class NAV[1]	-39.46	-2.84	0.49	-13.40	3.67
Index†	-31.03	-3.09	0.60	-14.54	4.49
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.40	2.10	1.10	1.49	1.34	0.99	0.98
Net (%)	1.24	1.94	0.94	1.33	1.08	0.83	0.82
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the MSCI Emerging Markets Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Emerging Markets Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI Emerging Markets Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	6-16-15	9,571	9,571	10,449
Class I1	6-16-15	10,289	10,289	10,449
Class R2[1]	6-16-15	10,128	10,128	10,449
Class R4[1]	6-16-15	10,247	10,247	10,449
Class R6[1]	6-16-15	10,377	10,377	10,449
Class NAV[1]	6-16-15	10,367	10,367	10,449
The MSCI Emerging Markets (EM) Index tracks the performance of publicly traded large- and mid-cap emerging-market stocks.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2022	Ending value on 10-31-2022	Expenses paid during period ended 10-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$831.90	$6.05	1.31%
	Hypothetical example	1,000.00	1,018.60	6.67	1.31%
Class C	Actual expenses/actual returns	1,000.00	829.50	9.27	2.01%
	Hypothetical example	1,000.00	1,015.10	10.21	2.01%
Class I	Actual expenses/actual returns	1,000.00	833.50	4.67	1.01%
	Hypothetical example	1,000.00	1,020.10	5.14	1.01%
Class R2	Actual expenses/actual returns	1,000.00	831.00	6.05	1.31%
	Hypothetical example	1,000.00	1,018.60	6.67	1.31%
Class R4	Actual expenses/actual returns	1,000.00	833.30	5.04	1.09%
	Hypothetical example	1,000.00	1,019.70	5.55	1.09%
Class R6	Actual expenses/actual returns	1,000.00	834.60	4.16	0.90%
	Hypothetical example	1,000.00	1,020.70	4.58	0.90%
Class NAV	Actual expenses/actual returns	1,000.00	833.50	4.11	0.89%
	Hypothetical example	1,000.00	1,020.70	4.53	0.89%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Fund’s investments
AS OF 10-31-22
	Shares	Value
Common stocks 88.0%		$1,466,449,320
(Cost $1,766,731,989)
Brazil 4.9%		81,331,501
Hapvida Participacoes e Investimentos S/A (A)	13,598,336	20,533,737
Suzano SA	2,292,700	23,612,746
WEG SA	4,768,600	37,185,018
China 22.9%		382,565,764
Airtac International Group	1,067,681	24,432,220
Alibaba Group Holding, Ltd. (B)	5,722,020	44,488,172
Bairong, Inc. (A)(B)	3,080,000	3,131,404
Centre Testing International Group Company, Ltd., Class A	4,247,808	10,911,791
China Tourism Group Duty Free Corp., Ltd., Class A	512,178	11,254,274
China Tourism Group Duty Free Corp., Ltd., H Shares (A)(B)	667,300	13,202,078
Glodon Company, Ltd., Class A	2,551,846	17,292,960
Guangzhou Kingmed Diagnostics Group Company, Ltd., Class A	1,112,271	11,487,557
JD.com, Inc., Class A	1,247,012	22,708,737
Kingdee International Software Group Company, Ltd. (B)	17,235,000	28,241,471
Kweichow Moutai Company, Ltd., Class A	51,476	9,541,283
Lenovo Group, Ltd.	18,942,000	15,138,596
Li Ning Company, Ltd.	1,885,000	9,750,954
Meituan, Class B (A)(B)	1,142,900	18,298,453
NARI Technology Company, Ltd., Class A	6,853,650	23,018,462
Sungrow Power Supply Company, Ltd., Class A	1,169,146	21,005,508
Tencent Holdings, Ltd.	1,565,700	41,141,576
WuXi Biologics Cayman, Inc. (A)(B)	4,025,000	18,111,061
Xinyi Solar Holdings, Ltd.	20,646,103	20,497,412
Yum China Holdings, Inc.	457,359	18,911,795
Hong Kong 6.2%		104,248,717
AIA Group, Ltd.	5,681,600	43,036,950
China Resources Beer Holdings Company, Ltd.	3,538,000	16,694,224
Hong Kong Exchanges & Clearing, Ltd.	869,700	23,084,985
Techtronic Industries Company, Ltd.	2,263,500	21,432,558
India 15.2%		253,209,351
Apollo Hospitals Enterprise, Ltd.	180,105	9,818,107
HDFC Bank, Ltd.	1,968,610	35,708,137
Housing Development Finance Corp., Ltd.	1,088,716	32,553,910
ICICI Bank, Ltd.	2,929,678	32,214,609
Infosys, Ltd.	1,844,145	34,407,071
Jubilant Foodworks, Ltd.	2,003,821	14,860,797
Metropolis Healthcare, Ltd. (A)	363,046	7,414,937
Reliance Industries, Ltd.	2,119,995	65,318,722
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	11

	Shares	Value
India (continued)
Tata Consumer Products, Ltd.	2,245,183	$20,913,061
Indonesia 3.0%		49,236,902
Bank Mandiri Persero Tbk PT	33,520,300	22,644,758
Bank Negara Indonesia Persero Tbk PT	44,104,600	26,592,144
Mexico 5.6%		92,834,787
Fomento Economico Mexicano SAB de CV	2,043,900	14,663,097
Grupo Financiero Banorte SAB de CV, Series O	5,545,900	45,147,035
Wal-Mart de Mexico SAB de CV	8,548,700	33,024,655
Netherlands 0.7%		11,711,707
Prosus NV (B)	270,843	11,711,707
Peru 1.6%		26,209,563
Credicorp, Ltd.	179,076	26,209,563
Poland 1.4%		23,447,781
Dino Polska SA (A)(B)	359,230	23,447,781
Russia 0.0%		126,756
Sberbank of Russia PJSC, ADR (B)(C)	558,398	126,756
Saudi Arabia 2.7%		44,393,808
Saudi Tadawul Group Holding Company	348,458	20,114,187
The Saudi National Bank	1,536,176	24,279,621
Singapore 0.7%		12,221,379
Sea, Ltd., ADR (B)	246,002	12,221,379
South Africa 1.9%		32,017,412
Anglo American Platinum, Ltd.	164,999	13,138,227
Capitec Bank Holdings, Ltd.	182,325	18,879,185
South Korea 6.4%		107,190,240
Hana Financial Group, Inc.	992,754	28,701,880
LG Chem, Ltd.	96,777	42,469,508
SK Hynix, Inc.	622,178	36,018,852
Taiwan 9.8%		163,235,755
ASE Technology Holding Company, Ltd.	5,769,000	14,244,530
eMemory Technology, Inc.	653,000	21,653,138
LandMark Optoelectronics Corp.	949,000	2,722,916
MediaTek, Inc.	1,913,000	34,870,549
Taiwan Semiconductor Manufacturing Company, Ltd.	6,744,000	81,077,781
Win Semiconductors Corp.	2,297,000	8,666,841
United Kingdom 3.8%		63,201,179
Anglo American PLC	2,109,922	63,201,179
12	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Uruguay 1.2%		$19,266,718

MercadoLibre, Inc. (B)	21,369	19,266,718
Preferred securities 7.9%		$132,374,019
(Cost $114,650,697)
Brazil 3.7%		61,263,754
Itau Unibanco Holding SA	10,409,800	61,263,754
South Korea 4.2%		71,110,265
Samsung Electronics Company, Ltd.	1,902,773	71,110,265

	Yield (%)	Shares	Value
Short-term investments 4.0%			$67,688,342
(Cost $67,688,342)
Short-term funds 4.0%			67,688,342
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class	2.6729(D)	67,688,342	67,688,342

Total investments (Cost $1,949,071,028) 99.9%	$1,666,511,681
Other assets and liabilities, net 0.1%	1,048,048
Total net assets 100.0%	$1,667,559,729

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Non-income producing security.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	The rate shown is the annualized seven-day yield as of 10-31-22.
At 10-31-22, the aggregate cost of investments for federal income tax purposes was $1,954,534,733. Net unrealized depreciation aggregated to $288,023,052, of which $110,976,172 related to gross unrealized appreciation and $398,999,224 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-22

Assets
Unaffiliated investments, at value (Cost $1,949,071,028)	$1,666,511,681
Foreign currency, at value (Cost $302,318)	304,545
Dividends and interest receivable	995,668
Receivable for fund shares sold	737,810
Receivable for investments sold	3,925,043
Other assets	101,216
Total assets	1,672,575,963
Liabilities
Due to custodian	109,236
Foreign capital gains tax payable	3,855,833
Payable for fund shares repurchased	539,816
Payable to affiliates
Accounting and legal services fees	102,831
Transfer agent fees	28,761
Distribution and service fees	19
Trustees’ fees	1,782
Other liabilities and accrued expenses	377,956
Total liabilities	5,016,234
Net assets	$1,667,559,729
Net assets consist of
Paid-in capital	$2,144,170,025
Total distributable earnings (loss)	(476,610,296)
Net assets	$1,667,559,729

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($19,902,909 ÷ 2,544,092 shares)[1]	$7.82
Class C ($689,566 ÷ 91,452 shares)[1]	$7.54
Class I ($267,886,586 ÷ 34,090,380 shares)	$7.86
Class R2 ($36,996 ÷ 4,731 shares)	$7.82
Class R4 ($48,078 ÷ 6,127 shares)	$7.85
Class R6 ($39,726,805 ÷ 5,050,645 shares)	$7.87
Class NAV ($1,339,268,789 ÷ 170,320,150 shares)	$7.86
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$8.23

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
14	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-22

Investment income
Dividends	$42,435,385
Interest	521,872
Non-cash dividends	2,335,594
Less foreign taxes withheld	(4,422,598)
Total investment income	40,870,253
Expenses
Investment management fees	18,667,933
Distribution and service fees	79,812
Accounting and legal services fees	311,504
Transfer agent fees	373,856
Trustees’ fees	37,321
Custodian fees	959,965
State registration fees	200,907
Printing and postage	88,424
Professional fees	128,667
Other	79,222
Total expenses	20,927,611
Less expense reductions	(3,193,113)
Net expenses	17,734,498
Net investment income	23,135,755
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(208,028,670)[1]
(208,028,670)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(844,490,412)[2]
(844,490,412)
Net realized and unrealized loss	(1,052,519,082)
Decrease in net assets from operations	$(1,029,383,327)

[1]	Net of foreign taxes of $(3,092,591).
[2]	Net of $8,442,717 decrease in deferred foreign withholding taxes.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-22	Year ended 10-31-21
Increase (decrease) in net assets
From operations
Net investment income	$23,135,755	$13,556,317
Net realized gain (loss)	(208,028,670)	254,343,260
Change in net unrealized appreciation (depreciation)	(844,490,412)	32,867,736
Increase (decrease) in net assets resulting from operations	(1,029,383,327)	300,767,313
Distributions to shareholders
From earnings
Class A	(2,213,269)	(268,351)
Class C	(227,187)	(25,935)
Class I	(36,979,763)	(1,759,952)
Class R2	(30,547)	(4,133)
Class R4	(9,380)	(3,889)
Class R6	(4,477,713)	(96,767)
Class NAV	(198,324,133)	(81,597,938)
Total distributions	(242,261,992)	(83,756,965)
From fund share transactions	822,733,904	56,062,830
Total increase (decrease)	(448,911,415)	273,073,178
Net assets
Beginning of year	2,116,471,144	1,843,397,966
End of year	$1,667,559,729	$2,116,471,144
16	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$14.45	$12.99	$10.95	$10.19	$11.85
Net investment income[1]	0.08	0.06	—[2]	0.19	0.10
Net realized and unrealized gain (loss) on investments	(5.35)	1.96	2.27	1.27	(1.59)
Total from investment operations	(5.27)	2.02	2.27	1.46	(1.49)
Less distributions
From net investment income	—	(0.07)	(0.23)	(0.04)	(0.04)
From net realized gain	(1.36)	(0.49)	—	(0.66)	(0.13)
Total distributions	(1.36)	(0.56)	(0.23)	(0.70)	(0.17)
Net asset value, end of period	$7.82	$14.45	$12.99	$10.95	$10.19
Total return (%)[3,4]	(39.72)	15.37	21.04	15.56	(12.79)
Ratios and supplemental data
Net assets, end of period (in millions)	$20	$22	$4	$3	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.43	1.40	1.44	1.42	1.44
Expenses including reductions	1.27	1.24	1.43	1.42	1.44
Net investment income	0.78	0.41	0.02	1.80	0.87
Portfolio turnover (%)	27	46	54	38	50

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	17

CLASS C SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$14.07	$12.69	$10.71	$10.00	$11.68
Net investment income (loss)[1]	—[2]	(0.05)	(0.08)	0.11	—[2]
Net realized and unrealized gain (loss) on investments	(5.17)	1.92	2.22	1.26	(1.55)
Total from investment operations	(5.17)	1.87	2.14	1.37	(1.55)
Less distributions
From net investment income	—	—	(0.16)	—	—
From net realized gain	(1.36)	(0.49)	—	(0.66)	(0.13)
Total distributions	(1.36)	(0.49)	(0.16)	(0.66)	(0.13)
Net asset value, end of period	$7.54	$14.07	$12.69	$10.71	$10.00
Total return (%)[3,4]	(40.12)	14.56	20.26	14.74	(13.44)
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$2	$1	$—[5]	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.13	2.10	2.14	2.12	2.14
Expenses including reductions	1.97	1.94	2.13	2.12	2.14
Net investment income (loss)	(0.04)	(0.36)	(0.70)	1.08	(0.03)
Portfolio turnover (%)	27	46	54	38	50

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Less than $500,000.
18	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$14.50	$13.03	$10.98	$10.22	$11.89
Net investment income[1]	0.11	0.08	0.01	0.26	0.12
Net realized and unrealized gain (loss) on investments	(5.36)	1.98	2.30	1.24	(1.59)
Total from investment operations	(5.25)	2.06	2.31	1.50	(1.47)
Less distributions
From net investment income	(0.03)	(0.10)	(0.26)	(0.08)	(0.07)
From net realized gain	(1.36)	(0.49)	—	(0.66)	(0.13)
Total distributions	(1.39)	(0.59)	(0.26)	(0.74)	(0.20)
Net asset value, end of period	$7.86	$14.50	$13.03	$10.98	$10.22
Total return (%)[2]	(39.50)	15.69	21.51	15.81	(12.52)
Ratios and supplemental data
Net assets, end of period (in millions)	$268	$67	$6	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.13	1.10	1.14	1.13	1.15
Expenses including reductions	0.97	0.94	1.12	1.12	1.15
Net investment income	1.08	0.51	0.07	2.53	0.97
Portfolio turnover (%)	27	46	54	38	50

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	19

CLASS R2 SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$14.45	$12.98	$10.95	$10.19	$11.86
Net investment income[1]	0.08	0.06	0.01	0.21	0.09
Net realized and unrealized gain (loss) on investments	(5.35)	1.97	2.26	1.27	(1.58)
Total from investment operations	(5.27)	2.03	2.27	1.48	(1.49)
Less distributions
From net investment income	—	(0.07)	(0.24)	(0.06)	(0.05)
From net realized gain	(1.36)	(0.49)	—	(0.66)	(0.13)
Total distributions	(1.36)	(0.56)	(0.24)	(0.72)	(0.18)
Net asset value, end of period	$7.82	$14.45	$12.98	$10.95	$10.19
Total return (%)[2]	(39.76)	15.57	21.15	15.67	(12.74)
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.47	1.29	1.42	1.34	1.30
Expenses including reductions	1.31	1.13	1.40	1.33	1.29
Net investment income	0.73	0.42	0.05	2.02	0.71
Portfolio turnover (%)	27	46	54	38	50

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
20	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$14.48	$13.02	$10.97	$10.21	$11.88
Net investment income[1]	0.09	0.07	0.03	0.20	0.10
Net realized and unrealized gain (loss) on investments	(5.34)	1.98	2.27	1.29	(1.58)
Total from investment operations	(5.25)	2.05	2.30	1.49	(1.48)
Less distributions
From net investment income	(0.02)	(0.10)	(0.25)	(0.07)	(0.06)
From net realized gain	(1.36)	(0.49)	—	(0.66)	(0.13)
Total distributions	(1.38)	(0.59)	(0.25)	(0.73)	(0.19)
Net asset value, end of period	$7.85	$14.48	$13.02	$10.97	$10.21
Total return (%)[2]	(39.56)	15.66	21.47	15.77	(12.58)
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.31	1.27	1.29	1.28	1.31
Expenses including reductions	1.05	1.02	1.17	1.17	1.20
Net investment income	0.88	0.45	0.26	1.93	0.82
Portfolio turnover (%)	27	46	54	38	50

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	21

CLASS R6 SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$14.52	$13.04	$10.99	$10.22	$11.89
Net investment income[1]	0.12	0.15	0.05	0.26	0.17
Net realized and unrealized gain (loss) on investments	(5.37)	1.94	2.27	1.26	(1.63)
Total from investment operations	(5.25)	2.09	2.32	1.52	(1.46)
Less distributions
From net investment income	(0.04)	(0.12)	(0.27)	(0.09)	(0.08)
From net realized gain	(1.36)	(0.49)	—	(0.66)	(0.13)
Total distributions	(1.40)	(0.61)	(0.27)	(0.75)	(0.21)
Net asset value, end of period	$7.87	$14.52	$13.04	$10.99	$10.22
Total return (%)[2]	(39.44)	15.86	21.61	16.08	(12.52)
Ratios and supplemental data
Net assets, end of period (in millions)	$40	$43	$2	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02	0.99	1.03	1.02	1.05
Expenses including reductions	0.87	0.84	1.02	1.01	1.04
Net investment income	1.19	0.97	0.48	2.48	1.45
Portfolio turnover (%)	27	46	54	38	50

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
22	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$14.51	$13.04	$10.99	$10.22	$11.89
Net investment income[1]	0.12	0.10	0.05	0.24	0.14
Net realized and unrealized gain (loss) on investments	(5.36)	1.98	2.27	1.28	(1.60)
Total from investment operations	(5.24)	2.08	2.32	1.52	(1.46)
Less distributions
From net investment income	(0.05)	(0.12)	(0.27)	(0.09)	(0.08)
From net realized gain	(1.36)	(0.49)	—	(0.66)	(0.13)
Total distributions	(1.41)	(0.61)	(0.27)	(0.75)	(0.21)
Net asset value, end of period	$7.86	$14.51	$13.04	$10.99	$10.22
Total return (%)[2]	(39.46)	15.79	21.62	16.10	(12.51)
Ratios and supplemental data
Net assets, end of period (in millions)	$1,339	$1,982	$1,830	$2,010	$1,010
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	0.98	1.02	1.01	1.04
Expenses including reductions	0.86	0.83	1.00	1.00	1.03
Net investment income	1.16	0.65	0.46	2.29	1.18
Portfolio turnover (%)	27	46	54	38	50

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	23

Notes to financial statements
Note 1—Organization
John Hancock Emerging Markets Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital growth.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee,
24	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT

following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2022, by major security category or type:
	Total value at 10-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Brazil	$81,331,501	$81,331,501	—	—
China	382,565,764	18,911,795	$363,653,969	—
Hong Kong	104,248,717	—	104,248,717	—
India	253,209,351	—	253,209,351	—
Indonesia	49,236,902	—	49,236,902	—
Mexico	92,834,787	92,834,787	—	—
Netherlands	11,711,707	—	11,711,707	—
Peru	26,209,563	26,209,563	—	—
Poland	23,447,781	—	23,447,781	—
Russia	126,756	—	—	$126,756
Saudi Arabia	44,393,808	—	44,393,808	—
Singapore	12,221,379	12,221,379	—	—
South Africa	32,017,412	—	32,017,412	—
South Korea	107,190,240	—	107,190,240	—
Taiwan	163,235,755	—	163,235,755	—
United Kingdom	63,201,179	—	63,201,179	—
Uruguay	19,266,718	19,266,718	—	—
Preferred securities
Brazil	61,263,754	61,263,754	—	—
South Korea	71,110,265	—	71,110,265	—
Short-term investments	67,688,342	67,688,342	—	—
Total investments in securities	$1,666,511,681	$379,727,839	$1,286,657,086	$126,756
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	25

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments or on exposures to investments in companies located in certain foreign countries, such as China. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People’s Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the fund’s performance.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar
26	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT

quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2022 were $9,346.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2022, the fund has a short-term capital loss carryforward of $148,414,508 and a long-term capital loss carryforward of $57,356,993 available to offset future net realized capital gains. These carryforwards do not expire.
As of October 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2022 and 2021 was as follows:
	October 31, 2022	October 31, 2021
Ordinary income	$24,979,182	$16,014,340
Long-term capital gains	217,282,810	67,742,625
Total	$242,261,992	$83,756,965
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2022, the components of distributable earnings on a tax basis consisted of $21,033,484 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies, foreign currency transactions and foreign capital gain tax.
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	27

Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.050% of the first $500 million of the fund’s average daily net assets; (b) 1.000% of the next $500 million of the fund’s average daily net assets; (c) 0.950% of the fund’s average daily net assets, if aggregate net assets exceed $1 billion, but are less than or equal to $2 billion, the rate applies retroactively to all assets; and (d) 0.900% of the fund’s average daily net assets, if the aggregate net assets exceed $2 billion, the rate applies retroactively to all assets. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually has agreed to reduce its management fee by an annual rate of 0.15% of the fund’s average daily assets. This agreement expires on February 28, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$33,856
Class C	2,280
Class I	472,011
Class R2	347
Class	Expense reduction
Class R4	$108
Class R6	68,158
Class NAV	2,616,285
Total	$3,193,045

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2022, were equivalent to a net annual effective rate of 0.77% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory
28	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT

reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2022, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2023, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $68 for Class R4 shares for the year ended October 31, 2022.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $71,945 for the year ended October 31, 2022. Of this amount, $12,771 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $59,174 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2022, CDSCs received by the Distributor amounted to $1,636 and $764 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$64,182	$24,657
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	29

Class	Distribution and service fees	Transfer agent fees
Class C	$14,451	$1,655
Class I	—	343,619
Class R2	985	20
Class R4	194	6
Class R6	—	3,899
Total	$79,812	$373,856
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2022 and 2021 were as follows:
	Year Ended 10-31-22		Year Ended 10-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,494,907	$15,379,542	1,694,795	$25,587,768
Distributions reinvested	184,593	2,213,269	18,647	268,323
Repurchased	(673,250)	(6,750,046)	(491,514)	(7,211,568)
Net increase	1,006,250	$10,842,765	1,221,928	$18,644,523
Class C shares
Sold	16,366	$178,052	164,667	$2,472,383
Distributions reinvested	19,535	227,187	1,841	25,935
Repurchased	(117,195)	(1,166,601)	(41,340)	(593,630)
Net increase (decrease)	(81,294)	$(761,362)	125,168	$1,904,688
Class I shares
Sold	36,098,613	$459,726,290	8,078,025	$120,156,918
Distributions reinvested	3,076,935	36,953,995	122,219	1,759,952
Repurchased	(9,674,840)	(97,285,184)	(4,107,670)	(60,155,554)
Net increase	29,500,708	$399,395,101	4,092,574	$61,761,316
Class R2 shares
Sold	12,297	$171,145	3,678	$56,598
Distributions reinvested	2,073	24,850	124	1,785
Repurchased	(20,703)	(171,749)	(123)	(1,839)
Net increase (decrease)	(6,333)	$24,246	3,679	$56,544
30	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT

	Year Ended 10-31-22		Year Ended 10-31-21
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	193	$1,943	2,685	$41,249
Distributions reinvested	300	3,601	99	1,430
Repurchased	(2,220)	(26,306)	(1,403)	(21,143)
Net increase (decrease)	(1,727)	$(20,762)	1,381	$21,536
Class R6 shares
Sold	3,282,718	$34,081,880	3,075,004	$46,362,698
Distributions reinvested	372,829	4,477,675	6,720	96,767
Repurchased	(1,599,129)	(16,131,851)	(241,966)	(3,582,794)
Net increase	2,056,418	$22,427,704	2,839,758	$42,876,671
Class NAV shares
Sold	19,172,412	$211,321,715	17,050,306	$256,442,495
Distributions reinvested	16,513,250	198,324,133	5,670,461	81,597,938
Repurchased	(1,903,733)	(18,819,636)	(26,571,188)	(407,242,881)
Net increase (decrease)	33,781,929	$390,826,212	(3,850,421)	$(69,202,448)
Total net increase	66,255,951	$822,733,904	4,434,067	$56,062,830
Affiliates of the fund owned 89%, 68%, 5% and 100% of shares of Class R2, Class R4, Class R6 and Class NAV, respectively, on October 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $1,095,561,732 and $521,823,871, respectively, for the year ended October 31, 2022.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Emerging-market risk
Foreign investing especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Funds that invest a significant portion of assets in the securities of issuers based in countries with emerging market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present other risks greater than, or in addition to, the risks of investing in developed foreign countries.
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	31

Note 9—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2022, funds within the John Hancock group of funds complex held 80.3% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	18.3%
John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	13.9%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	10.8%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	10.1%
John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	6.7%
Note 10—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
32	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Emerging Markets Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Emerging Markets Equity Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	33

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Income derived from foreign sources was $47,672,266. The fund intends to pass through foreign tax credits of $7,342,075.
The fund paid $217,282,810 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
34	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

SHAREHOLDER MEETING

(Unaudited)
The fund held a Special Joint Meeting of Shareholders on Friday, September 9, 2022. The following proposal was considered by the shareholders:
Proposal: To elect eight Trustees as members of the Board of Trustees of each of the Trusts.
THE PROPOSAL PASSED ON September 9, 2022.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	930,432,312.451	29,179,649.679
Frances G. Rathke	931,340,368.276	28,271,593.854
Noni L. Ellison	931,852,358.590	27,759,603.540
Dean C. Garfield	931,587,791.505	28,024,170.625
Patricia Lizarraga	931,662,411.746	27,949,550.384

Non-Independent Trustees
Andrew G. Arnott	931,573,268.898	28,038,693.232
Marianne Harrison	932,138,670.225	27,473,291.905
Paul Lorentz	931,257,810.391	28,354,151.739
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	35

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Emerging Markets Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
36	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	37

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group median for the three- and five-year periods and underperformed for the one-year period ended December 31, 2021. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the three- and five-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.
The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the
38	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund’s distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	39

(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and
40	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
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Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
42	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	183
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	183
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	1986	183
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	183
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022)
Deborah C. Jackson, Born: 1952	2008	183
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	1994	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	183
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	183
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	45

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
46	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Philip Ehrmann
Kathryn Langridge
Talib Saifee
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	47

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Emerging Markets Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2574455	456A 10/22
12/2022

Annual report
John Hancock
ESG International Equity Fund
International equity
October 31, 2022

A message to shareholders
Dear shareholders,
The world equity markets suffered sizable losses and high volatility during the 12 months ended October 31, 2022. Persistently high inflation prompted the U.S. Federal Reserve and other major central banks to tighten monetary policy aggressively, leading to a sharp rise in bond yields across the globe. Russia’s invasion of Ukraine, which exacerbated stress in global supply chains and raised concerns about the potential for an energy crisis in Europe, also weighed heavily on sentiment. Worries about China’s policy direction fueled a large downturn in the nation’s market and pressured the outlook for global growth more broadly. In combination, these developments depressed corporate earnings estimates and led to a compression of valuations.
While nearly all market segments lost ground in the sell-off, Europe, the emerging markets, and mega-cap U.S. technology-related stocks were hit particularly hard. On the other hand, energy stocks and resource-heavy nations held up reasonably well in the downturn thanks to the rally in crude oil prices.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
ESG International Equity Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
13	Financial statements
16	Financial highlights
19	Notes to financial statements
27	Report of independent registered public accounting firm
28	Tax information
29	Shareholder meeting
30	Evaluation of advisory and subadvisory agreements by the Board of Trustees
37	Trustees and Officers
41	More information
ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2022 (%)

The MSCI All Country World (ACWI) ex USA Index tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed markets and emerging markets, excluding the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

International equities fell sharply during the period
The fund’s benchmark, the MSCI ACWI ex USA Index, posted a loss, as inflation and supply chain shortages caused global market volatility.
The fund underperformed the index
A zero weighting in the energy sector contributed to the fund’s shortfall.
Stock selection was also a net detractor
While the fund outperformed in the financials and communication services sectors, the benefit was outweighed by weaker selection in consumer discretionary.
SECTOR COMPOSITION AS OF 10/31/2022 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	3

Management’s discussion of fund performance
How would you describe the investment environment during the 12 months ended October 31, 2022?
International equities suffered unusually poor performance. A number of factors played a role in the market’s poor showing. Russia’s invasion of Ukraine in February 2022—which exacerbated supply chain disruptions, led to a spike in energy prices, and weighed heavily on the economic outlook for Europe—was one of the primary reasons for the downturn. The conflict also fueled an acceleration in inflation, which had already been moving higher in the months prior to the invasion. Global central banks, with the exception of the Bank of Japan, responded by raising interest rates aggressively and winding down their stimulative quantitative easing policies. Bond yields rose sharply as a result, creating a more competitive alternative to stocks.
What factors helped and hurt the fund’s results?
The fund’s zero weighting in the energy sector played a large role in its underperformance relative to the index. While lack of a position in the sector is consistent with our ESG focus, it also prevented the fund from participating in the strong showing for energy stocks. Energy was the only sector to post a gain in the period, and it outpaced the broader index at a time of rising prices for crude oil
TOP 10 HOLDINGS AS OF 10/31/2022 (% of net assets)
Roche Holding AG	3.7
AXA SA	3.2
Deutsche Telekom AG	2.9
Oversea-Chinese Banking Corp., Ltd.	2.9
Unilever PLC (Euronext Amsterdam Exchange)	2.9
LG Chem, Ltd.	2.4
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	2.4
Telkom Indonesia Persero Tbk PT	2.3
Koninklijke Ahold Delhaize NV	2.3
Sociedad Quimica y Minera de Chile SA, ADR	2.2
TOTAL	27.2
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 10/31/2022 (% of net assets)
Japan	14.9
United Kingdom	8.8
Germany	8.7
France	7.3
China	5.5
South Korea	5.3
Indonesia	4.5
Netherlands	4.4
Brazil	3.7
Switzerland	3.7
TOTAL	66.8
Cash and cash equivalents are not included.
4	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

and other energy-related commodities. However, the benefit of the fund’s cash position offset some of the impact. Cash, while not a core aspect of our strategy, nonetheless provided a cushion against the substantial losses for the index.
Stock selection was a net detractor, with the largest shortfall occurring in the consumer discretionary sector. A number of holdings in China detracted from results, including Alibaba Group Holding, Ltd., Shimano, Inc., and BYD Company, Ltd. Positions in adidas AG, which reported slower-than-expected revenue growth, and Barratt Developments PLC, a U.K.-based home builder that was pressured by rising rates and slowing growth in the country, further detracted from performance.
The fund also experienced some weakness in industrials. Denmark-based Vestas Wind Systems A/S, the world’s largest maker of wind turbines, reported lower-than-expected profits due in part to supply chain issues and the effects of the Russian invasion. Elsewhere in the portfolio, the Russian internet stock Yandex NV—which sold off along with the rest of the country’s market—was the largest detractor.
On the positive side, our stock picks in the financials, information technology, and communication services sectors outperformed. A number of emerging markets stocks also did well despite a downturn in the broader category. Sociedad Quimica y Minera de Chile SA and the Brazilian stocks Itau Unibanco Holding SA, and WEG SA registered positive returns, as did Singapore-based Oversea-Chinese Banking Corp. Ltd. and Bank Rakyat Indonesia Persero Tbk PT.
MANAGED BY

Corné A. Biemans
Matthew A. Zalosh, CFA
Praveen S. Abichandani, CFA
The views expressed in this report are exclusively those of the portfolio management team at Boston Common Asset Management, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception (12-14-16)	5-year	Since inception (12-14-16)
Class A	-32.01	-1.31	3.34	-6.36	21.29
Class I1	-28.27	-0.06	4.51	-0.29	29.62
Class R6[1]	-28.22	0.06	4.61	0.28	30.37
Index†	-24.73	-0.60	2.92	-2.95	18.47
Performance figures assume all distributions have been reinvested. Figures reflect the maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class I	Class R6
Gross (%)	1.48	1.23	1.12
Net (%)	1.22	0.97	0.86
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the MSCI ACWI ex USA Index.
See the following page for footnotes.
6	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock ESG International Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI ACWI ex USA Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I1	12-14-16	12,962	12,962	11,847
Class R6[1]	12-14-16	13,037	13,037	11,847
The MSCI All Country World (ACWI) ex USA Index tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed markets and emerging markets, excluding the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectus.
ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2022	Ending value on 10-31-2022	Expenses paid during period ended 10-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$899.80	$5.84	1.22%
	Hypothetical example	1,000.00	1,019.10	6.21	1.22%
Class I	Actual expenses/actual returns	1,000.00	900.70	4.65	0.97%
	Hypothetical example	1,000.00	1,020.30	4.94	0.97%
Class R6	Actual expenses/actual returns	1,000.00	900.80	4.12	0.86%
	Hypothetical example	1,000.00	1,020.90	4.38	0.86%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	9

Fund’s investments
AS OF 10-31-22
	Shares	Value
Common stocks 95.5%		$125,001,000
(Cost $149,907,043)
Australia 2.5%		3,254,598
Macquarie Group, Ltd.	16,608	1,801,688
Mirvac Group	1,096,560	1,452,910
Brazil 3.7%		4,887,500
Itau Unibanco Holding SA, ADR	468,892	2,728,951
WEG SA	276,812	2,158,549
Canada 2.2%		2,812,295
Canadian Pacific Railway, Ltd.	37,754	2,812,295
Chile 2.2%		2,904,361
Sociedad Quimica y Minera de Chile SA, ADR	31,003	2,904,361
China 5.5%		7,229,816
Alibaba Group Holding, Ltd., ADR (A)	22,018	1,399,904
BYD Company, Ltd., H Shares	76,194	1,706,985
Ping An Insurance Group Company of China, Ltd., H Shares	383,427	1,535,008
Trip.com Group, Ltd., ADR (A)	74,722	1,690,959
Xinyi Solar Holdings, Ltd.	903,467	896,960
Denmark 3.6%		4,639,990
Novo Nordisk A/S, B Shares	18,356	1,995,871
Orsted A/S (B)	19,401	1,600,694
Vestas Wind Systems A/S	52,929	1,043,425
Finland 2.1%		2,726,700
Sampo OYJ, A Shares	59,629	2,726,700
France 7.3%		9,506,653
AXA SA	167,467	4,135,581
Schneider Electric SE	22,555	2,852,224
Valeo	75,185	1,238,522
Worldline SA (A)(B)	29,334	1,280,326
Germany 8.7%		11,349,474
adidas AG	8,250	805,325
BioNTech SE, ADR	11,437	1,574,189
Deutsche Telekom AG	203,780	3,846,448
Infineon Technologies AG	52,442	1,272,530
SAP SE	28,527	2,745,805
Vonovia SE	49,984	1,105,177
Hong Kong 1.2%		1,599,747
China Traditional Chinese Medicine Holdings Company, Ltd.	3,700,996	1,599,747
10	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India 1.8%		$2,306,155
HDFC Bank, Ltd., ADR	37,011	2,306,155
Indonesia 4.5%		5,863,802
Bank Rakyat Indonesia Persero Tbk PT	9,441,825	2,816,810
Telkom Indonesia Persero Tbk PT	10,849,144	3,046,992
Ireland 1.0%		1,340,577
Kerry Group PLC, Class A	6,553	569,160
Kerry Group PLC, Class A (London Stock Exchange)	8,685	771,417
Japan 14.9%		19,527,730
Daikin Industries, Ltd.	13,419	2,009,994
Eisai Company, Ltd.	30,694	1,850,946
Hoya Corp.	20,303	1,887,395
Kurita Water Industries, Ltd.	64,448	2,359,119
ORIX Corp.	189,934	2,789,694
Recruit Holdings Company, Ltd.	37,282	1,147,211
Shimano, Inc.	9,480	1,466,966
Shiseido Company, Ltd.	34,536	1,192,777
Sony Group Corp.	27,350	1,844,338
TDK Corp.	55,742	1,741,289
Yamaha Corp.	32,791	1,238,001
Netherlands 4.4%		5,813,670
ING Groep NV	282,210	2,776,831
Koninklijke Ahold Delhaize NV	108,893	3,036,839
Singapore 2.9%		3,809,310
Oversea-Chinese Banking Corp., Ltd.	443,764	3,809,310
South Africa 1.2%		1,561,381
Naspers, Ltd., N Shares	15,147	1,561,381
South Korea 5.3%		6,941,313
LG Chem, Ltd.	7,265	3,188,164
SK Hynix, Inc.	33,546	1,942,030
SK Telecom Company, Ltd., ADR	92,593	1,811,119
Sweden 2.6%		3,435,813
Atlas Copco AB, B Shares	171,812	1,661,622
Essity AB, B Shares	83,972	1,774,191
Switzerland 3.7%		4,873,454
Roche Holding AG	14,688	4,873,454
Taiwan 3.7%		4,855,055
Delta Electronics, Inc.	220,422	1,753,858
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	50,385	3,101,197
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	11

	Shares	Value
Thailand 1.7%		$2,243,783
Kasikornbank PCL	583,146	2,243,783
United Kingdom 8.8%		11,517,823
Barratt Developments PLC	421,010	1,815,858
Croda International PLC	17,931	1,389,110
Dechra Pharmaceuticals PLC	42,742	1,284,924
Spirax-Sarco Engineering PLC	12,724	1,568,027
SSE PLC	93,241	1,666,302
Unilever PLC (Euronext Amsterdam Exchange)	83,116	3,793,602

Total investments (Cost $149,907,043) 95.5%	$125,001,000
Other assets and liabilities, net 4.5%	5,952,195
Total net assets 100.0%	$130,953,195

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
At 10-31-22, the aggregate cost of investments for federal income tax purposes was $151,663,969. Net unrealized depreciation aggregated to $26,662,969, of which $2,858,203 related to gross unrealized appreciation and $29,521,172 related to gross unrealized depreciation.
12	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-22

Assets
Unaffiliated investments, at value (Cost $149,907,043)	$125,001,000
Cash	5,391,503
Foreign currency, at value (Cost $47,930)	48,150
Dividends and interest receivable	376,158
Receivable for fund shares sold	285,330
Receivable from affiliates	1,002
Other assets	15,641
Total assets	131,118,784
Liabilities
Payable for fund shares repurchased	64,781
Payable to affiliates
Accounting and legal services fees	7,562
Transfer agent fees	9,081
Trustees’ fees	132
Other liabilities and accrued expenses	84,033
Total liabilities	165,589
Net assets	$130,953,195
Net assets consist of
Paid-in capital	$156,692,454
Total distributable earnings (loss)	(25,739,259)
Net assets	$130,953,195

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($7,666,045 ÷ 667,186 shares)[1]	$11.49
Class I ($85,877,920 ÷ 7,453,671 shares)	$11.52
Class R6 ($37,409,230 ÷ 3,243,275 shares)	$11.53
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.09

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG International Equity Fund	13

STATEMENT OF OPERATIONS For the year ended 10-31-22

Investment income
Dividends	$4,597,072
Interest	16,211
Less foreign taxes withheld	(296,888)
Total investment income	4,316,395
Expenses
Investment management fees	1,070,957
Distribution and service fees	20,736
Accounting and legal services fees	19,472
Transfer agent fees	120,512
Trustees’ fees	2,251
Custodian fees	65,514
State registration fees	67,971
Printing and postage	16,552
Professional fees	72,199
Other	20,797
Total expenses	1,476,961
Less expense reductions	(264,088)
Net expenses	1,212,873
Net investment income	3,103,522
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(1,651,770)
(1,651,770)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(44,088,304)
(44,088,304)
Net realized and unrealized loss	(45,740,074)
Decrease in net assets from operations	$(42,636,552)
14	JOHN HANCOCK ESG International Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-22	Year ended 10-31-21
Increase (decrease) in net assets
From operations
Net investment income	$3,103,522	$925,239
Net realized gain (loss)	(1,651,770)	6,329,239
Change in net unrealized appreciation (depreciation)	(44,088,304)	7,005,676
Increase (decrease) in net assets resulting from operations	(42,636,552)	14,260,154
Distributions to shareholders
From earnings
Class A	(429,856)	(32,655)
Class I	(5,821,981)	(434,605)
Class R6	(139,657)	(4,428)
Total distributions	(6,391,494)	(471,688)
From fund share transactions	55,019,223	49,393,701
Total increase	5,991,177	63,182,167
Net assets
Beginning of year	124,962,018	61,779,851
End of year	$130,953,195	$124,962,018
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG International Equity Fund	15

Financial highlights
CLASS A SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$16.88	$13.87	$12.78	$11.63	$12.96
Net investment income[1]	0.29	0.08	0.05	0.26	0.14
Net realized and unrealized gain (loss) on investments	(4.90)	3.00	1.29	1.17	(1.37)
Total from investment operations	(4.61)	3.08	1.34	1.43	(1.23)
Less distributions
From net investment income	(0.29)	(0.07)	(0.25)	(0.11)	(0.04)
From net realized gain	(0.49)	—	—	(0.17)	(0.06)
Total distributions	(0.78)	(0.07)	(0.25)	(0.28)	(0.10)
Net asset value, end of period	$11.49	$16.88	$13.87	$12.78	$11.63
Total return (%)[2,3]	(28.43)	22.22	10.59	12.62	(9.55)
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$9	$6	$7	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	1.43	1.48	1.59	1.62	1.62
Expenses including reductions	1.22	1.25	1.29	1.28	1.27
Net investment income	2.19	0.46	0.36	2.12	1.06
Portfolio turnover (%)	27	28	34	32	19

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
16	JOHN HANCOCK ESG International Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$16.93	$13.90	$12.80	$11.66	$13.00
Net investment income[1]	0.34	0.18	0.08	0.28	0.17
Net realized and unrealized gain (loss) on investments	(4.93)	2.95	1.30	1.17	(1.38)
Total from investment operations	(4.59)	3.13	1.38	1.45	(1.21)
Less distributions
From net investment income	(0.33)	(0.10)	(0.28)	(0.14)	(0.07)
From net realized gain	(0.49)	—	—	(0.17)	(0.06)
Total distributions	(0.82)	(0.10)	(0.28)	(0.31)	(0.13)
Net asset value, end of period	$11.52	$16.93	$13.90	$12.80	$11.66
Total return (%)[2]	(28.27)	22.57	10.90	12.84	(9.37)
Ratios and supplemental data
Net assets, end of period (in millions)	$86	$114	$55	$50	$48
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	1.23	1.34	1.38	1.38
Expenses including reductions	0.97	1.00	1.04	1.04	1.03
Net investment income	2.48	1.05	0.62	2.31	1.28
Portfolio turnover (%)	27	28	34	32	19

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG International Equity Fund	17

CLASS R6 SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$16.95	$13.91	$12.81	$11.67	$13.00
Net investment income[1]	0.31	0.20	0.06	0.31	0.18
Net realized and unrealized gain (loss) on investments	(4.89)	2.96	1.33	1.15	(1.37)
Total from investment operations	(4.58)	3.16	1.39	1.46	(1.19)
Less distributions
From net investment income	(0.35)	(0.12)	(0.29)	(0.15)	(0.08)
From net realized gain	(0.49)	—	—	(0.17)	(0.06)
Total distributions	(0.84)	(0.12)	(0.29)	(0.32)	(0.14)
Net asset value, end of period	$11.53	$16.95	$13.91	$12.81	$11.67
Total return (%)[2]	(28.22)	22.73	11.01	12.95	(9.21)
Ratios and supplemental data
Net assets, end of period (in millions)	$37	$2	$1	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.07	1.12	1.23	1.27	1.28
Expenses including reductions	0.86	0.90	0.92	0.92	0.92
Net investment income	2.49	1.21	0.42	2.54	1.38
Portfolio turnover (%)	27	28	34	32	19

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
18	JOHN HANCOCK ESG International Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock ESG International Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
ANNUAL REPORT | JOHN HANCOCK ESG International Equity Fund	19

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2022, by major security category or type:
	Total value at 10-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$3,254,598	—	$3,254,598	—
Brazil	4,887,500	$4,887,500	—	—
Canada	2,812,295	2,812,295	—	—
Chile	2,904,361	2,904,361	—	—
China	7,229,816	3,090,863	4,138,953	—
Denmark	4,639,990	—	4,639,990	—
Finland	2,726,700	—	2,726,700	—
France	9,506,653	—	9,506,653	—
Germany	11,349,474	1,574,189	9,775,285	—
Hong Kong	1,599,747	—	1,599,747	—
India	2,306,155	2,306,155	—	—
Indonesia	5,863,802	—	5,863,802	—
Ireland	1,340,577	—	1,340,577	—
Japan	19,527,730	—	19,527,730	—
Netherlands	5,813,670	—	5,813,670	—
Singapore	3,809,310	—	3,809,310	—
South Africa	1,561,381	—	1,561,381	—
South Korea	6,941,313	1,811,119	5,130,194	—
Sweden	3,435,813	—	3,435,813	—
Switzerland	4,873,454	—	4,873,454	—
Taiwan	4,855,055	3,101,197	1,753,858	—
Thailand	2,243,783	—	2,243,783	—
United Kingdom	11,517,823	—	11,517,823	—
Total investments in securities	$125,001,000	$22,487,679	$102,513,321	—
20	JOHN HANCOCK ESG International Equity Fund | ANNUAL REPORT

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments or on exposures to investments in companies located in certain foreign countries, such as China. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People’s Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the fund’s performance.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund
ANNUAL REPORT | JOHN HANCOCK ESG International Equity Fund	21

based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2022 were $3,604.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2022, the fund has a short-term capital loss carryforward of $440,748 available to offset future net realized capital gains. This carryforward does not expire.
As of October 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2022 and 2021 was as follows:
	October 31, 2022	October 31, 2021
Ordinary income	$3,189,945	$471,688
Long-term capital gains	3,201,549	—
Total	$6,391,494	$471,688
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2022, the components of distributable earnings on a tax basis consisted of $1,375,577 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies and wash sale loss deferrals.
22	JOHN HANCOCK ESG International Equity Fund | ANNUAL REPORT

Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.850% of the first $250 million of the fund’s average daily net assets; b) 0.800% of the next $500 million of the fund’s average daily net assets; and c) 0.750% of the fund’s average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with Boston Common Asset Management, LLC. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.85% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This agreement expires on February 28, 2023, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$17,450
Class I	198,322
Class	Expense reduction
Class R6	$48,316
Total	$264,088

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2022, were equivalent to a net annual effective rate of 0.64% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory
ANNUAL REPORT | JOHN HANCOCK ESG International Equity Fund	23

reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2022, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $19,597 for the year ended October 31, 2022. Of this amount, $3,433 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $16,164 was paid as sales commissions to broker-dealers.
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2022, CDSCs received by the Distributor amounted to $525 for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$20,736	$9,554
Class I	—	108,805
Class R6	—	2,153
Total	$20,736	$120,512
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating
24	JOHN HANCOCK ESG International Equity Fund | ANNUAL REPORT

affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$10,900,000	2	0.540%	$(327)
Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2022 and 2021 were as follows:
	Year Ended 10-31-22		Year Ended 10-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	302,219	$4,034,209	485,177	$8,199,559
Distributions reinvested	28,187	429,856	462	7,506
Repurchased	(208,655)	(2,767,409)	(407,615)	(6,714,904)
Net increase	121,751	$1,696,656	78,024	$1,492,161
Class I shares
Sold	2,794,047	$38,308,867	3,071,776	$51,424,042
Distributions reinvested	217,779	3,321,135	7,623	123,874
Repurchased	(2,284,822)	(31,929,660)	(286,988)	(4,760,593)
Net increase	727,004	$9,700,342	2,792,411	$46,787,323
Class R6 shares
Sold	3,233,408	$44,865,849	76,548	$1,284,793
Distributions reinvested	9,152	139,657	273	4,428
Repurchased	(109,776)	(1,383,281)	(10,958)	(175,004)
Net increase	3,132,784	$43,622,225	65,863	$1,114,217
Total net increase	3,981,539	$55,019,223	2,936,298	$49,393,701
Affiliates of the fund owned 40% and 77% of shares of Class I and Class R6, respectively, on October 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $81,006,693 and $32,199,682, respectively, for the year ended October 31, 2022.
Note 7—Environmental, social, and governance (ESG) investing risk
Incorporating ESG criteria and investing primarily in instruments that have certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize an ESG investment strategy, or funds that utilize different ESG criteria. Although the manager has established its own process for evaluation of ESG factors, successful application of the fund’s sustainable investment strategy will depend on the manager’s skill in researching, identifying and analyzing material ESG issues as well as on the availability of relevant data. ESG factors may be evaluated differently by
ANNUAL REPORT | JOHN HANCOCK ESG International Equity Fund	25

different managers, and may not carry the same meaning to all investors and managers. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the fund to change its investment process with respect to ESG integration.
Note 8—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
26	JOHN HANCOCK ESG International Equity Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock ESG International Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock ESG International Equity Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	27

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Income derived from foreign sources was $4,610,962. The fund intends to pass through foreign tax credits of $297,294.
The fund paid $3,201,549 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
28	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

SHAREHOLDER MEETING

(Unaudited)
The fund held a Special Joint Meeting of Shareholders on Friday, September 9, 2022. The following proposal was considered by the shareholders:
Proposal: To elect eight Trustees as members of the Board of Trustees of each of the Trusts.
THE PROPOSAL PASSED ON September 9, 2022.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	930,432,312.451	29,179,649.679
Frances G. Rathke	931,340,368.276	28,271,593.854
Noni L. Ellison	931,852,358.590	27,759,603.540
Dean C. Garfield	931,587,791.505	28,024,170.625
Patricia Lizarraga	931,662,411.746	27,949,550.384

Non-Independent Trustees
Andrew G. Arnott	931,573,268.898	28,038,693.232
Marianne Harrison	932,138,670.225	27,473,291.905
Paul Lorentz	931,257,810.391	28,354,151.739
ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	29

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Boston Common Asset Management, LLC (the Subadvisor), for John Hancock ESG International Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications, and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the three- and five-year periods and underperformed for the one-year period ended December 31, 2021. The Board also noted that the fund outperformed the peer group median for the three- and five-year periods and underperformed for the one-year period ended December 31, 2021. The Board took into account management’s discussion of the fund’s performance, including favorable performance relative to its benchmark index and the peer group median for the three- and five-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.
32	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its
34	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
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(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
36	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	183
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	183
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	1986	183
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	183
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	37

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022)
Deborah C. Jackson, Born: 1952	2008	183
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	1994	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
38	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	183
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	183
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	39

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
40	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Boston Common Asset Management, LLC
Portfolio Managers
Praveen S. Abichandani, CFA
Corné Biemans
Matt A. Zalosh, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	41

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock ESG International Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2574462	469A 10/22
12/2022

Annual report
John Hancock
ESG Large Cap Core Fund
U.S. equity
October 31, 2022

A message to shareholders
Dear shareholder,
The U.S. stock market suffered sizable losses and high volatility during the 12 months ended October 31, 2022. Persistently high inflation prompted the U.S. Federal Reserve (Fed) to tighten monetary policy aggressively, leading to a sharp rise in bond yields. Russia’s invasion of Ukraine, which exacerbated stress in global supply chains, also weighed heavily on sentiment. The market rallied in July and October when encouraging data—including easing consumer demand—spurred hope that the Fed would soon be able to dial back its interest-rate hikes.
While nearly all market segments lost ground in the sell-off, mega-cap U.S. technology-related stocks were hit particularly hard. On the other hand, energy stocks held up reasonably well in the downturn thanks to the rally in crude oil prices.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
ESG Large Cap Core Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
14	Financial statements
17	Financial highlights
21	Notes to financial statements
29	Report of independent registered public accounting firm
30	Tax information
31	Shareholder meeting
32	Evaluation of advisory and subadvisory agreements by the Board of Trustees
39	Trustees and Officers
43	More information
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2022 (%)

The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Market volatility dominated the period
U.S. stocks sank as inflation, geopolitical tensions, and recession fears caused investor concern.
The fund underperformed its benchmark, the S&P 500 Index
The fund lagged largely due to a lack of exposure to the strong-performing energy sector, which failed to meet its ESG criteria.
Security selection in certain sectors was a positive
Strong security selection in consumer discretionary and an underweight and security selection in the lagging communication services sector helped the fund’s performance.
SECTOR COMPOSITION AS OF 10/31/2022 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	3

Management’s discussion of fund performance
How did the stock market perform during the 12 months ended October 31, 2022?
Equities fell as inflation accelerated through most of the period, fueling recessionary fears and leading the U.S. Federal Reserve (Fed) to initiate a course of interest-rate increases starting in March 2022. Geopolitical tensions—particularly the Russian invasion of Ukraine, the energy crisis in Europe, and China’s lockdowns—added to uncertainty, raising the risk of a global recession. These headwinds outweighed largely healthy corporate earnings reports and the hope that the Fed might slow its interest-rate hikes.
How did the fund perform?
The fund trailed its benchmark, mostly due to avoidance of the energy sector, which benefited from sharply higher energy prices and was the market’s best-performing category for the period. Entering this period, we had concluded that stocks in this group were falling short of our environmental standards and therefore didn’t warrant a place in the fund’s portfolio. Instead, we invested in several stocks we believed could benefit from the transition to a lower-carbon economy. Other performance challenges for the fund this period included security selection in information technology and financials. In contrast, the fund’s relative underweight and security selection in communication services boosted results, as did stock picking in consumer discretionary.
TOP 10 HOLDINGS AS OF 10/31/2022 (% of net assets)
Apple, Inc.	7.5
Microsoft Corp.	5.7
Alphabet, Inc., Class A	4.2
Elevance Health, Inc.	3.3
Target Corp.	2.5
Mastercard, Inc., Class A	2.5
Costco Wholesale Corp.	2.5
Merck & Company, Inc.	2.5
The TJX Companies, Inc.	2.0
UnitedHealth Group, Inc.	2.0
TOTAL	34.7
Cash and cash equivalents are not included.
COUNTRY COMPOSITION AS OF 10/31/2022 (% of net assets)
United States	87.8
Ireland	4.3
United Kingdom	3.9
Netherlands	1.7
Denmark	1.2
Canada	1.1
TOTAL	100.0
4	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

SVB Financial Group was the fund’s largest detractor. As market conditions weakened, the company’s investment banking business struggled, weighing on the stock. Further detracting was Adobe, Inc., a provider of online publishing solutions. Like many growth stocks this period, Adobe fell as interest rates rose. Also, in September, the company reported weaker-than-expected quarterly results.
The fund’s biggest relative contributor was Elevance Health, Inc. (formerly Anthem). Shares of this healthcare insurer rose as investors, facing a shaky market, appeared to favor stocks of relatively stable, less-volatile businesses. Another contributor was an out-of-benchmark investment in LPL Financial Holdings, Inc. This financial services firm and provider of technology brokerage and investment advisory services has benefited from increased adoption of its platform, which in turn has led to strong earnings growth for the company. As the period progressed, we trimmed the fund’s exposure to LPL to manage risk.
From an environmental, social, and governance (ESG) perspective, what trends were you monitoring?
One of our primary investment focuses this year has been the environment. Amid the Russian invasion of Ukraine, we believe uncertainty about energy supplies and the need for individual countries to secure their energy futures has grown. Given the changing climate, we believe it’s more important than ever to invest in companies positioned to potentially benefit from renewable energy and able to help bring about a lower-carbon future.
MANAGED BY

Cheryl I. Smith, Ph.D., CFA
Elizabeth R. Levy, CFA
Mitali Prasad, CFA
The views expressed in this report are exclusively those of the portfolio management team at Trillium Asset Management, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception (6-6-16)	5-year	Since inception (6-6-16)
Class A	-22.46	9.39	10.20	56.64	86.26
Class C	-19.75	9.71	10.27	58.92	87.02
Class I1	-18.13	10.79	11.37	66.93	99.38
Class R6[1]	-18.07	10.91	11.49	67.81	100.74
Index†	-14.61	10.44	12.06	64.31	107.37
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6
Gross (%)	1.30	2.05	1.05	0.94
Net (%)	1.12	1.87	0.87	0.76
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the S&P 500 Index.
See the following page for footnotes.
6	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock ESG Large Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the S&P 500 Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	6-6-16	18,702	18,702	20,737
Class I1	6-6-16	19,938	19,938	20,737
Class R6[1]	6-6-16	20,074	20,074	20,737
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectus.
[2]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2022	Ending value on 10-31-2022	Expenses paid during period ended 10-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$939.50	$5.48	1.12%
	Hypothetical example	1,000.00	1,019.60	5.70	1.12%
Class C	Actual expenses/actual returns	1,000.00	936.10	9.13	1.87%
	Hypothetical example	1,000.00	1,015.80	9.50	1.87%
Class I	Actual expenses/actual returns	1,000.00	940.70	4.26	0.87%
	Hypothetical example	1,000.00	1,020.80	4.43	0.87%
Class R6	Actual expenses/actual returns	1,000.00	941.30	3.72	0.76%
	Hypothetical example	1,000.00	1,021.40	3.87	0.76%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	9

Fund’s investments
AS OF 10-31-22
	Shares	Value
Common stocks 98.5%		$138,199,070
(Cost $108,402,972)
Communication services 6.5%		9,102,628
Diversified telecommunication services 1.2%
Verizon Communications, Inc.	44,349	1,657,322
Entertainment 1.1%
The Walt Disney Company (A)	14,188	1,511,590
Interactive media and services 4.2%
Alphabet, Inc., Class A (A)	62,784	5,933,716
Consumer discretionary 11.4%		16,050,269
Auto components 0.7%
Aptiv PLC (A)	10,433	950,133
Hotels, restaurants and leisure 1.8%
Starbucks Corp.	29,237	2,531,632
Multiline retail 2.5%
Target Corp.	21,759	3,573,916
Specialty retail 4.4%
The Home Depot, Inc.	6,063	1,795,436
The TJX Companies, Inc.	40,317	2,906,856
Tractor Supply Company	6,956	1,528,720
Textiles, apparel and luxury goods 2.0%
Lululemon Athletica, Inc. (A)	4,524	1,488,577
NIKE, Inc., Class B	13,757	1,274,999
Consumer staples 7.8%		10,939,646
Food and staples retailing 4.1%
Costco Wholesale Corp.	6,986	3,503,479
Sysco Corp.	25,545	2,211,175
Food products 1.1%
McCormick & Company, Inc.	19,236	1,512,719
Household products 1.1%
The Procter & Gamble Company	11,757	1,583,315
Personal products 1.5%
Unilever PLC, ADR	46,780	2,128,958
Financials 10.0%		14,073,821
Banks 5.4%
Bank of America Corp.	75,526	2,721,957
First Republic Bank	9,848	1,182,745
KeyCorp	69,955	1,250,096
SVB Financial Group (A)	4,585	1,058,952
10	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
The PNC Financial Services Group, Inc.	8,186	$1,324,740
Capital markets 1.4%
LPL Financial Holdings, Inc.	8,002	2,045,711
Insurance 3.2%
Aflac, Inc.	27,453	1,787,465
The Travelers Companies, Inc.	14,649	2,702,155
Health care 16.7%		23,350,672
Health care equipment and supplies 2.1%
Baxter International, Inc.	13,634	741,008
Medtronic PLC	11,048	964,932
Stryker Corp.	5,355	1,227,580
Health care providers and services 6.9%
CVS Health Corp.	23,298	2,206,321
Elevance Health, Inc.	8,618	4,712,060
UnitedHealth Group, Inc.	5,078	2,819,052
Life sciences tools and services 2.6%
IQVIA Holdings, Inc. (A)	6,494	1,361,597
Thermo Fisher Scientific, Inc.	2,739	1,407,764
West Pharmaceutical Services, Inc.	3,601	828,590
Pharmaceuticals 5.1%
AstraZeneca PLC, ADR	31,208	1,835,342
Merck & Company, Inc.	34,531	3,494,537
Novo Nordisk A/S, ADR	16,096	1,751,889
Industrials 10.4%		14,535,946
Air freight and logistics 1.4%
United Parcel Service, Inc., Class B	11,911	1,998,308
Building products 1.7%
Trane Technologies PLC	14,619	2,333,631
Commercial services and supplies 1.1%
Waste Management, Inc.	9,941	1,574,356
Electrical equipment 3.1%
Eaton Corp. PLC	17,511	2,627,876
Rockwell Automation, Inc.	6,802	1,736,551
Machinery 1.9%
Deere & Company	6,586	2,606,871
Road and rail 1.2%
JB Hunt Transport Services, Inc.	9,694	1,658,353
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	11

	Shares	Value
Information technology 27.7%		$38,860,369
IT services 5.2%
Accenture PLC, Class A	6,432	1,826,045
Mastercard, Inc., Class A	10,864	3,565,348
Visa, Inc., Class A	9,572	1,982,936
Semiconductors and semiconductor equipment 5.6%
ASML Holding NV, NYRS	2,708	1,279,313
First Solar, Inc. (A)	11,018	1,603,890
NVIDIA Corp.	11,202	1,511,934
NXP Semiconductors NV	7,386	1,078,947
Texas Instruments, Inc.	14,742	2,368,007
Software 9.4%
Adobe, Inc. (A)	5,417	1,725,315
Autodesk, Inc. (A)	8,894	1,905,984
Microsoft Corp.	34,161	7,929,793
Palo Alto Networks, Inc. (A)	9,140	1,568,333
Technology hardware, storage and peripherals 7.5%
Apple, Inc.	68,570	10,514,524
Materials 2.6%		3,687,034
Chemicals 2.6%
Ecolab, Inc.	7,171	1,126,349
International Flavors & Fragrances, Inc.	11,048	1,078,395
Linde PLC	4,985	1,482,290
Real estate 3.6%		5,070,260
Equity real estate investment trusts 3.6%
American Tower Corp.	12,219	2,531,655
AvalonBay Communities, Inc.	6,925	1,212,706
Prologis, Inc.	11,972	1,325,899
Utilities 1.8%		2,528,425
Electric utilities 0.9%
Avangrid, Inc.	31,146	1,267,019
Water utilities 0.9%
American Water Works Company, Inc.	8,679	1,261,406

	Yield (%)	Shares	Value
Short-term investments 1.3%			$1,853,069
(Cost $1,853,069)
Short-term funds 1.3%			1,853,069
Federated Government Obligations Fund, Institutional Class	2.8914(B)	1,853,069	1,853,069

12	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total investments (Cost $110,256,041) 99.8%	$140,052,139
Other assets and liabilities, net 0.2%	236,075
Total net assets 100.0%	$140,288,214

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 10-31-22.
At 10-31-22, the aggregate cost of investments for federal income tax purposes was $110,535,840. Net unrealized appreciation aggregated to $29,516,299, of which $34,088,703 related to gross unrealized appreciation and $4,572,404 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-22

Assets
Unaffiliated investments, at value (Cost $110,256,041)	$140,052,139
Cash	8,032
Dividends and interest receivable	121,805
Receivable for fund shares sold	275,308
Other assets	35,872
Total assets	140,493,156
Liabilities
Payable for investments purchased	81,130
Payable for fund shares repurchased	26,590
Payable to affiliates
Investment management fees	639
Accounting and legal services fees	8,793
Transfer agent fees	12,908
Trustees’ fees	181
Other liabilities and accrued expenses	74,701
Total liabilities	204,942
Net assets	$140,288,214
Net assets consist of
Paid-in capital	$111,278,167
Total distributable earnings (loss)	29,010,047
Net assets	$140,288,214

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($22,212,622 ÷ 1,254,840 shares)[1]	$17.70
Class C ($4,068,665 ÷ 237,285 shares)[1]	$17.15
Class I ($108,480,042 ÷ 6,105,916 shares)	$17.77
Class R6 ($5,526,885 ÷ 310,690 shares)	$17.79
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$18.63

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
14	JOHN HANCOCK ESG Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-22

Investment income
Dividends	$2,353,820
Interest	19,994
Less foreign taxes withheld	(6,590)
Total investment income	2,367,224
Expenses
Investment management fees	1,304,520
Distribution and service fees	100,504
Accounting and legal services fees	26,023
Transfer agent fees	194,941
Trustees’ fees	3,234
Custodian fees	43,681
State registration fees	82,108
Printing and postage	14,806
Professional fees	60,990
Other	23,449
Total expenses	1,854,256
Less expense reductions	(253,931)
Net expenses	1,600,325
Net investment income	766,899
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(1,243,080)
(1,243,080)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(36,468,276)
(36,468,276)
Net realized and unrealized loss	(37,711,356)
Decrease in net assets from operations	$(36,944,457)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Large Cap Core Fund	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-22	Year ended 10-31-21
Increase (decrease) in net assets
From operations
Net investment income	$766,899	$308,362
Net realized gain (loss)	(1,243,080)	6,027,240
Change in net unrealized appreciation (depreciation)	(36,468,276)	38,428,765
Increase (decrease) in net assets resulting from operations	(36,944,457)	44,764,367
Distributions to shareholders
From earnings
Class A	(611,278)	(159,536)
Class C	(161,131)	(42,081)
Class I	(5,092,980)	(1,766,772)
Class R6	(141,671)	(30,277)
Total distributions	(6,007,060)	(1,998,666)
From fund share transactions
Fund share transactions	(9,279,540)	52,622,759
Issued in reorganization	—	31,731,502
From fund share transactions	(9,279,540)	84,354,261
Total increase (decrease)	(52,231,057)	127,119,962
Net assets
Beginning of year	192,519,271	65,399,309
End of year	$140,288,214	$192,519,271
16	JOHN HANCOCK ESG Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$22.34	$15.63	$14.48	$12.79	$11.81
Net investment income[1]	0.05	—[2]	0.06	0.07	0.06
Net realized and unrealized gain (loss) on investments	(4.04)	7.09	1.28	1.88	1.04
Total from investment operations	(3.99)	7.09	1.34	1.95	1.10
Less distributions
From net investment income	—[2]	(0.05)	(0.07)	(0.05)	(0.03)
From net realized gain	(0.65)	(0.33)	(0.12)	(0.21)	(0.09)
Total distributions	(0.65)	(0.38)	(0.19)	(0.26)	(0.12)
Net asset value, end of period	$17.70	$22.34	$15.63	$14.48	$12.79
Total return (%)[3,4]	(18.36)	46.10	9.29	15.59	9.41
Ratios and supplemental data
Net assets, end of period (in millions)	$22	$20	$5	$9	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.26	1.30	1.46	1.47	1.55
Expenses including reductions	1.12	1.15	1.18	1.18	1.17
Net investment income	0.25	0.01	0.43	0.54	0.46
Portfolio turnover (%)	16	14[5]	30	21	22

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Large Cap Core Fund	17

CLASS C SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$21.82	$15.34	$14.26	$12.64	$11.73
Net investment loss[1]	(0.09)	(0.14)	(0.05)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	(3.93)	6.95	1.25	1.86	1.04
Total from investment operations	(4.02)	6.81	1.20	1.83	1.00
Less distributions
From net realized gain	(0.65)	(0.33)	(0.12)	(0.21)	(0.09)
Net asset value, end of period	$17.15	$21.82	$15.34	$14.26	$12.64
Total return (%)[2,3]	(18.96)	45.03	8.47	14.78	8.61
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$5	$2	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	2.01	2.05	2.21	2.22	2.30
Expenses including reductions	1.87	1.90	1.93	1.93	1.92
Net investment loss	(0.50)	(0.73)	(0.34)	(0.21)	(0.30)
Portfolio turnover (%)	16	14[4]	30	21	22

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes merger activity.
18	JOHN HANCOCK ESG Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$22.41	$15.67	$14.51	$12.82	$11.84
Net investment income[1]	0.10	0.06	0.10	0.11	0.09
Net realized and unrealized gain (loss) on investments	(4.04)	7.10	1.28	1.87	1.04
Total from investment operations	(3.94)	7.16	1.38	1.98	1.13
Less distributions
From net investment income	(0.05)	(0.09)	(0.10)	(0.08)	(0.06)
From net realized gain	(0.65)	(0.33)	(0.12)	(0.21)	(0.09)
Total distributions	(0.70)	(0.42)	(0.22)	(0.29)	(0.15)
Net asset value, end of period	$17.77	$22.41	$15.67	$14.51	$12.82
Total return (%)[2]	(18.13)	46.49	9.58	15.86	9.64
Ratios and supplemental data
Net assets, end of period (in millions)	$108	$164	$58	$51	$42
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	1.05	1.21	1.23	1.31
Expenses including reductions	0.87	0.90	0.93	0.93	0.93
Net investment income	0.49	0.28	0.64	0.79	0.69
Portfolio turnover (%)	16	14[3]	30	21	22

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Large Cap Core Fund	19

CLASS R6 SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$22.44	$15.69	$14.52	$12.83	$11.85
Net investment income[1]	0.12	0.07	0.12	0.12	0.10
Net realized and unrealized gain (loss) on investments	(4.05)	7.11	1.28	1.87	1.04
Total from investment operations	(3.93)	7.18	1.40	1.99	1.14
Less distributions
From net investment income	(0.07)	(0.10)	(0.11)	(0.09)	(0.07)
From net realized gain	(0.65)	(0.33)	(0.12)	(0.21)	(0.09)
Total distributions	(0.72)	(0.43)	(0.23)	(0.30)	(0.16)
Net asset value, end of period	$17.79	$22.44	$15.69	$14.52	$12.83
Total return (%)[2]	(18.07)	46.63	9.75	15.97	9.76
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$4	$1	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	0.94	1.10	1.12	1.20
Expenses including reductions	0.76	0.79	0.82	0.82	0.82
Net investment income	0.61	0.37	0.77	0.90	0.80
Portfolio turnover (%)	16	14[3]	30	21	22

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
20	JOHN HANCOCK ESG Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock ESG Large Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities
ANNUAL REPORT | JOHN HANCOCK ESG Large Cap Core Fund	21

valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of October 31, 2022, all investments are categorized as Level 1 under the hierarchy described above.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2022 were $3,687.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
22	JOHN HANCOCK ESG Large Cap Core Fund | ANNUAL REPORT

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2022, the fund has a short-term capital loss carryforward of $943,998 and a long-term capital loss carryforward of $158,724 available to offset future net realized capital gains. These carryforwards do not expire.
As of October 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2022 and 2021 was as follows:
	October 31, 2022	October 31, 2021
Ordinary income	$370,164	$398,168
Long-term capital gains	5,636,896	1,600,498
Total	$6,007,060	$1,998,666
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2022, the components of distributable earnings on a tax basis consisted of $596,470 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
ANNUAL REPORT | JOHN HANCOCK ESG Large Cap Core Fund	23

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.750% of the first $250 million of the fund’s average daily net assets; b) 0.725% of the next $250 million of the fund’s average daily net assets; c) 0.700% of the next $500 million of the fund’s average daily net assets; and d) 0.700% of the fund’s average daily net assets in excess of $1 billion. If net assets exceed $1 billion, then the advisory fee to be paid is 0.700% on all asset levels of average daily net assets. The Advisor has a subadvisory agreement with Trillium Asset Management, LLC. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.75% of average daily net assets of the fund. Expenses of the fund means all expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This agreement expires on February 28, 2023, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$29,693
Class C	7,208
Class I	209,932
Class	Expense reduction
Class R6	$7,098
Total	$253,931

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2022, were equivalent to a net annual effective rate of 0.60% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2022, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
24	JOHN HANCOCK ESG Large Cap Core Fund | ANNUAL REPORT

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $92,114 for the year ended October 31, 2022. Of this amount, $14,843 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $77,271 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2022, CDSCs received by the Distributor amounted to $135 and $1,195 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$51,145	$23,569
Class C	49,359	5,682
Class I	—	165,246
Class R6	—	444
Total	$100,504	$194,941
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating
ANNUAL REPORT | JOHN HANCOCK ESG Large Cap Core Fund	25

affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$1,500,000	4	2.16%	$(360)
Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2022 and 2021 were as follows:
	Year Ended 10-31-22		Year Ended 10-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	616,558	$12,215,419	593,862	$11,576,248
Issued in reorganization (Note 9)	—	—	489,221	9,600,766
Distributions reinvested	28,551	611,278	8,047	139,123
Repurchased	(273,794)	(5,380,178)	(542,317)	(11,059,880)
Net increase	371,315	$7,446,519	548,813	$10,256,257
Class C shares
Sold	50,640	$999,693	118,358	$2,215,490
Issued in reorganization (Note 9)	—	—	40,097	771,590
Distributions reinvested	7,721	161,131	2,475	42,081
Repurchased	(63,506)	(1,118,281)	(28,862)	(553,108)
Net increase (decrease)	(5,145)	$42,543	132,068	$2,476,053
Class I shares
Sold	1,895,239	$37,480,638	3,421,576	$66,357,717
Issued in reorganization (Note 9)	—	—	1,038,109	20,409,515
Distributions reinvested	150,612	3,229,126	43,557	753,970
Repurchased	(3,239,685)	(60,235,411)	(872,492)	(18,094,914)
Net increase (decrease)	(1,193,834)	$(19,525,647)	3,630,750	$69,426,288
Class R6 shares
Sold	188,231	$3,728,843	136,541	$2,699,309
Issued in reorganization (Note 9)	—	—	48,277	949,631
Distributions reinvested	6,605	141,671	1,749	30,277
Repurchased	(58,082)	(1,113,469)	(74,708)	(1,483,554)
Net increase	136,754	$2,757,045	111,859	$2,195,663
Total net increase (decrease)	(690,910)	$(9,279,540)	4,423,490	$84,354,261
Affiliates of the fund owned 30% of shares of Class I on October 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
26	JOHN HANCOCK ESG Large Cap Core Fund | ANNUAL REPORT

Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $27,727,927 and $41,516,458, respectively, for the year ended October 31, 2022.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Environmental, social, and governance (ESG) investing risk
Incorporating ESG criteria and investing primarily in instruments that have certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize an ESG investment strategy, or funds that utilize different ESG criteria. Although the manager has established its own process for evaluation of ESG factors, successful application of the fund’s sustainable investment strategy will depend on the manager’s skill in researching, identifying and analyzing material ESG issues as well as on the availability of relevant data. ESG factors may be evaluated differently by different managers, and may not carry the same meaning to all investors and managers. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the fund to change its investment process with respect to ESG integration.
Note 9—Reorganization
On April 9, 2021, the shareholders of John Hancock Investment Trust (JHIT) ESG All Cap Core Fund (the Acquired Fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of ESG Large Cap Core Fund (the Acquiring Fund) with a value equal to the net assets transferred. The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund with a value equal to the net assets transferred; (b) the liquidation of the Acquired Fund; and (c) the distribution to the Acquired Fund’s shareholders of such Acquiring Fund’s shares. The reorganization was intended to achieve a more consistent long-term performance record and stronger prospects for growth and achieve potential opportunities for economies of scale. As a result of the reorganization, the Acquiring Fund is the legal and accounting survivor.
The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Fund or their shareholders. Thus, the investments were transferred to the Acquiring Fund at the Acquired Fund’s identified cost. All distributable amounts of net income and realized gains from the Acquired Fund were distributed prior to the reorganization. In addition, the Advisor will bear the costs that are incurred in connection with the reorganization. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 16, 2021. The following outlines the reorganization:
Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio’s Investments	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
ESG Large Cap Core Fund	JHF ESG All Cap Core Fund	$31,731,502	$11,931,742	1,918,989	1,615,704	$119,285,580	$151,017,082
See Note 5 for capital shares issued in connection with the above referenced reorganization.
ANNUAL REPORT | JOHN HANCOCK ESG Large Cap Core Fund	27

Note 10—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
28	JOHN HANCOCK ESG Large Cap Core Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock ESG Large Cap Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock ESG Large Cap Core Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	29

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $5,636,896 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
30	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

SHAREHOLDER MEETING

(Unaudited)
The fund held a Special Joint Meeting of Shareholders on Friday, September 9, 2022. The following proposal was considered by the shareholders:
Proposal: To elect eight Trustees as members of the Board of Trustees of each of the Trusts.
THE PROPOSAL PASSED ON September 9, 2022.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	930,432,312.451	29,179,649.679
Frances G. Rathke	931,340,368.276	28,271,593.854
Noni L. Ellison	931,852,358.590	27,759,603.540
Dean C. Garfield	931,587,791.505	28,024,170.625
Patricia Lizarraga	931,662,411.746	27,949,550.384

Non-Independent Trustees
Andrew G. Arnott	931,573,268.898	28,038,693.232
Marianne Harrison	932,138,670.225	27,473,291.905
Paul Lorentz	931,257,810.391	28,354,151.739
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	31

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Trillium Asset Management, LLC (the Subadvisor), for John Hancock ESG Large Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
32	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	33

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and the peer group median for the one-, three- and five-year periods ended December 31, 2021. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to its benchmark index and the peer group for the one-, three- and five-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses for the fund are equal to the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light
34	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
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Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and
36	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	37

(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
38	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	183
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	183
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	1986	183
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	183
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	39

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022)
Deborah C. Jackson, Born: 1952	2008	183
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	1994	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
40	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	183
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	183
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	41

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
42	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Trillium Asset Management, LLC
Portfolio Managers
Elizabeth R. Levy, CFA
Mitali Prasad, CFA
Cheryl I. Smith, Ph.D., CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	43

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock ESG Large Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2574468	467A 10/22
12/2022

Annual report
John Hancock
Fundamental Large Cap Core Fund
U.S. equity
October 31, 2022

A message to shareholders
Dear shareholder,
The U.S. stock market suffered sizable losses and high volatility during the 12 months ended October 31, 2022. Persistently high inflation prompted the U.S. Federal Reserve (Fed) to tighten monetary policy aggressively, leading to a sharp rise in bond yields. Russia’s invasion of Ukraine, which exacerbated stress in global supply chains, also weighed heavily on sentiment. The market rallied in July and October when encouraging data—including easing consumer demand—spurred hope that the Fed would soon be able to dial back its interest-rate hikes.
While nearly all market segments lost ground in the sell-off, mega-cap U.S. technology-related stocks were hit particularly hard. On the other hand, energy stocks held up reasonably well in the downturn thanks to the rally in crude oil prices.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental Large Cap Core Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
13	Financial statements
16	Financial highlights
24	Notes to financial statements
33	Report of independent registered public accounting firm
34	Tax information
35	Shareholder meeting
36	Evaluation of advisory and subadvisory agreements by the Board of Trustees
43	Trustees and Officers
47	More information
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2022 (%)

The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks sank amid mounting recession fears
The fund’s benchmark, the S&P 500 Index, declined as the Fed tried to tame surging inflation by aggressively raising interest rates, in turn fueling recession fears.
The fund lagged its benchmark
Security selection and a sizable overweight in the consumer discretionary sector, a large overweight in communication services, an underweight and investment choices in healthcare, and stock picks in consumer staples hurt the fund’s performance.
Stock picks in industrials aided relative performance
Investment choices in the industrials sector, led by aerospace and defense holdings, boosted relative performance.
SECTOR COMPOSITION AS OF 10/31/2022 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	3

Management’s discussion of fund performance
How did the U.S. stock market perform during the 12 months ended October 31, 2022?
The U.S. Federal Reserve’s (Fed’s) efforts to tame inflation by aggressively raising interest rates spurred recession fears, pressuring returns. Geopolitical tensions, notably the Russian invasion of Ukraine, the energy crisis in Europe, and China’s lockdowns, added to uncertainty, raising the risk of a global recession. These headwinds outweighed largely healthy corporate earnings reports and periodic hope that the Fed might slow its interest-rate hikes.
Within the fund’s benchmark, the energy sector rose sharply as demand outstripped supply, boosting oil and gas prices. The more defensive consumer staples, utilities, and healthcare sectors eked out gains, but other sectors slid, most notably communication services, consumer discretionary, real estate, and information technology.
Why did the fund lag its benchmark?
Stock picks and a large overweight in the consumer discretionary sector, a notable overweight in communication services, underexposure to and security selection in healthcare, and investment choices in consumer staples hurt relative performance. In terms of individual detractors, a large overweight in Facebook’s parent company Meta Platforms, Inc. sank amid news the company would ramp up spending for its
TOP 10 HOLDINGS AS OF 10/31/2022 (% of net assets)
Apple, Inc.	8.3
Amazon.com, Inc.	7.5
Alphabet, Inc., Class A	5.5
Lennar Corp., A Shares	5.2
Morgan Stanley	5.0
Anheuser-Busch InBev SA/NV, ADR	4.7
Cheniere Energy, Inc.	4.3
Workday, Inc., Class A	4.1
salesforce.com, Inc.	4.0
Microsoft Corp.	3.8
TOTAL	52.4
Cash and cash equivalents are not included.
4	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

metaverse business while also investing to overcome competitive challenges to its core business. We sold the fund’s holdings in the company prior to period end. An overweight in CarMax, Inc., a leading auto retailer with an integrated omnichannel offering, fell sharply as rising interest rates increased borrowing costs, hindering sales. A nonindex stake in Workday, Inc., a cloud-based software company focused on human capital and financial management, declined following tepid revenue guidance and news that some larger sales deals would be delayed amid macroeconomic uncertainty.
What helped relative performance?
Security selection within industrials had a positive impact. Within the sector, an overweight in Lockheed Martin Corp. performed well, aided by growing demand for aerospace and defense products, favorable quarterly financial results, and a new share buyback program. Elsewhere, a nonindex stake in liquefied natural gas company Cheniere Energy, Inc. rallied sharply, thanks to full capacity production, strong demand globally, and elevated gas prices; news of a large dividend increase and improved financial guidance also boosted the stock’s return. Last, timely ownership of software giant Microsoft Corp. helped. We locked in gains mid-year and reestablished a stake late in the period after rising interest rates and recession fears had depressed the share price.
MANAGED BY

Emory W. Sanders, Jr., CFA
Jonathan T. White, CFA
The views expressed in this report are exclusively those of Emory W. Sanders, Jr., CFA, and Jonathan T. White, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	-26.60	6.03	10.43	34.00	169.80
Class C	-24.02	6.32	10.17	35.86	163.43
Class I1	-22.55	7.39	11.29	42.82	191.51
Class R2[1]	-22.84	6.98	10.87	40.12	180.75
Class R4[1]	-22.67	7.24	11.12	41.80	187.07
Class R5[1]	-22.50	7.45	11.35	43.24	192.94
Class R6[1]	-22.46	7.51	11.41	43.61	194.60
Class NAV[1,2]	-22.47	7.51	11.23	43.66	189.97
Index†	-14.61	10.44	12.79	64.31	233.08
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R5	Class R6	Class NAV
Gross (%)	1.02	1.77	0.77	1.16	1.01	0.71	0.66	0.65
Net (%)	1.01	1.76	0.76	1.15	0.90	0.70	0.65	0.64
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the S&P 500 Index.
See the following page for footnotes.
6	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental Large Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the S&P 500 Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	10-31-12	26,343	26,343	33,308
Class I1	10-31-12	29,151	29,151	33,308
Class R2[1]	10-31-12	28,075	28,075	33,308
Class R4[1]	10-31-12	28,707	28,707	33,308
Class R5[1]	10-31-12	29,294	29,294	33,308
Class R6[1]	10-31-12	29,460	29,460	33,308
Class NAV[1,2]	10-31-12	28,997	28,997	33,308
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	Class NAV shares were first offered on 2-8-17. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2022	Ending value on 10-31-2022	Expenses paid during period ended 10-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$912.80	$4.92	1.02%
	Hypothetical example	1,000.00	1,020.10	5.19	1.02%
Class C	Actual expenses/actual returns	1,000.00	909.30	8.52	1.77%
	Hypothetical example	1,000.00	1,016.30	9.00	1.77%
Class I	Actual expenses/actual returns	1,000.00	913.90	3.71	0.77%
	Hypothetical example	1,000.00	1,021.30	3.92	0.77%
Class R2	Actual expenses/actual returns	1,000.00	912.20	5.45	1.13%
	Hypothetical example	1,000.00	1,019.50	5.75	1.13%
Class R4	Actual expenses/actual returns	1,000.00	913.10	4.39	0.91%
	Hypothetical example	1,000.00	1,020.60	4.63	0.91%
Class R5	Actual expenses/actual returns	1,000.00	914.20	3.43	0.71%
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%
Class R6	Actual expenses/actual returns	1,000.00	914.40	3.18	0.66%
	Hypothetical example	1,000.00	1,021.90	3.36	0.66%
Class NAV	Actual expenses/actual returns	1,000.00	914.40	3.14	0.65%
	Hypothetical example	1,000.00	1,021.90	3.31	0.65%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	9

Fund’s investments
AS OF 10-31-22
	Shares	Value
Common stocks 98.4%		$4,566,694,105
(Cost $2,942,999,311)
Communication services 10.0%		463,550,052
Entertainment 3.6%
Liberty Media Corp.-Liberty Formula One, Series C (A)	2,138,087	123,431,763
The Walt Disney Company (A)	392,705	41,838,791
Interactive media and services 5.7%
Alphabet, Inc., Class A (A)	2,687,113	253,959,050
CarGurus, Inc. (A)	781,703	11,381,596
Media 0.7%
Comcast Corp., Class A	1,037,771	32,938,852
Consumer discretionary 14.2%		656,990,583
Hotels, restaurants and leisure 0.1%
Airbnb, Inc., Class A (A)	47,633	5,092,444
Household durables 5.2%
Lennar Corp., A Shares	2,991,038	241,376,767
Internet and direct marketing retail 7.5%
Amazon.com, Inc. (A)	3,404,637	348,771,014
Leisure products 1.3%
Polaris, Inc.	584,342	59,369,147
Specialty retail 0.1%
CarMax, Inc. (A)	37,791	2,381,211
Consumer staples 4.7%		216,584,605
Beverages 4.7%
Anheuser-Busch InBev SA/NV, ADR	4,323,046	216,584,605
Energy 4.3%		200,447,803
Oil, gas and consumable fuels 4.3%
Cheniere Energy, Inc.	1,136,261	200,447,803
Financials 17.5%		813,737,497
Banks 4.3%
JPMorgan Chase & Co.	1,025,454	129,084,150
Wells Fargo & Company	1,539,094	70,782,933
Capital markets 12.5%
KKR & Company, Inc.	3,425,975	166,605,164
Morgan Stanley	2,842,333	233,554,503
State Street Corp.	759,180	56,179,320
The Goldman Sachs Group, Inc.	359,356	123,801,736
10	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Consumer finance 0.7%
Synchrony Financial	948,529	$33,729,691
Health care 5.9%		272,983,641
Biotechnology 2.7%
Alnylam Pharmaceuticals, Inc. (A)	235,493	48,808,279
Moderna, Inc. (A)	515,384	77,477,677
Health care providers and services 0.6%
UnitedHealth Group, Inc.	50,865	28,237,705
Life sciences tools and services 2.6%
Danaher Corp.	282,965	71,213,802
Thermo Fisher Scientific, Inc.	91,924	47,246,178
Industrials 7.5%		350,178,704
Aerospace and defense 5.3%
Airbus SE	530,509	57,403,060
General Dynamics Corp.	262,465	65,563,757
Lockheed Martin Corp.	210,122	102,262,175
Raytheon Technologies Corp.	246,436	23,367,062
Building products 0.2%
Carrier Global Corp.	243,230	9,670,825
Machinery 0.2%
Otis Worldwide Corp.	121,625	8,591,590
Road and rail 1.8%
Union Pacific Corp.	422,645	83,320,235
Information technology 31.0%		1,436,882,217
IT services 2.0%
PayPal Holdings, Inc. (A)	495,859	41,443,895
Visa, Inc., Class A	253,705	52,557,528
Semiconductors and semiconductor equipment 5.8%
Analog Devices, Inc.	473,258	67,496,056
Broadcom, Inc.	70,084	32,947,890
KLA Corp.	239,828	75,893,571
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	663,167	40,817,929
Texas Instruments, Inc.	308,182	49,503,275
Software 14.9%
Adobe, Inc. (A)	7,686	2,447,991
Intuit, Inc.	201,195	86,010,863
Microsoft Corp.	769,312	178,580,395
Oracle Corp.	563,727	44,010,167
salesforce.com, Inc. (A)	1,143,169	185,867,848
Workday, Inc., Class A (A)	1,235,415	192,502,365
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	11

	Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals 8.3%
Apple, Inc.	2,522,515	$386,802,444
Materials 0.7%		33,782,873
Chemicals 0.7%
LyondellBasell Industries NV, Class A	441,895	33,782,873
Real estate 2.6%		121,556,130
Equity real estate investment trusts 2.6%
American Tower Corp.	422,702	87,579,627
Crown Castle, Inc.	254,964	33,976,503

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.7%				$79,160,303
(Cost $79,160,303)
U.S. Government Agency 0.3%				16,000,000
Federal Home Loan Bank Discount Note	2.500	11-01-22	16,000,000	16,000,000

	Yield (%)	Shares	Value
Short-term funds 0.1%			3,160,303
Federated Government Obligations Fund, Institutional Class	2.8914(B)	3,160,303	3,160,303

	Par value^	Value
Repurchase agreement 1.3%		60,000,000

Barclays Tri-Party Repurchase Agreement dated 10-31-22 at 3.000% to be repurchased at $60,005,000 on 11-1-22, collateralized by $98,248,100 U.S. Treasury Bonds, 1.875% due 11-15-51 (valued at $61,205,101)	60,000,000	60,000,000

Total investments (Cost $3,022,159,614) 100.1%	$4,645,854,408
Other assets and liabilities, net (0.1%)	(5,384,191)
Total net assets 100.0%	$4,640,470,217

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 10-31-22.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 10-31-22, the aggregate cost of investments for federal income tax purposes was $3,036,245,495. Net unrealized appreciation aggregated to $1,609,608,913, of which $1,766,618,046 related to gross unrealized appreciation and $157,009,133 related to gross unrealized depreciation.
12	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-22

Assets
Unaffiliated investments, at value (Cost $3,022,159,614)	$4,645,854,408
Cash	2,519
Interest receivable	3,423,121
Receivable for fund shares sold	1,774,484
Receivable for investments sold	86,333,364
Other assets	184,233
Total assets	4,737,572,129
Liabilities
Payable for investments purchased	91,088,242
Payable for fund shares repurchased	2,437,981
Payable to affiliates
Investment management fees	2,381,027
Accounting and legal services fees	276,789
Transfer agent fees	231,995
Distribution and service fees	393,606
Trustees’ fees	4,932
Other liabilities and accrued expenses	287,340
Total liabilities	97,101,912
Net assets	$4,640,470,217
Net assets consist of
Paid-in capital	$2,746,572,928
Total distributable earnings (loss)	1,893,897,289
Net assets	$4,640,470,217

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($1,670,120,851 ÷ 30,681,401 shares)[1]	$54.43
Class C ($53,010,643 ÷ 1,151,295 shares)[1]	$46.04
Class I ($672,057,114 ÷ 11,675,095 shares)	$57.56
Class R2 ($6,233,269 ÷ 109,241 shares)	$57.06
Class R4 ($1,578,186 ÷ 27,610 shares)	$57.16
Class R5 ($559,470 ÷ 9,689 shares)	$57.74
Class R6 ($478,050,174 ÷ 8,272,003 shares)	$57.79
Class NAV ($1,758,860,510 ÷ 30,445,642 shares)	$57.77
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$57.29

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	13

STATEMENT OF OPERATIONS For the year ended 10-31-22

Investment income
Dividends	$61,988,163
Interest	414,119
Less foreign taxes withheld	(436,702)
Total investment income	61,965,580
Expenses
Investment management fees	33,576,173
Distribution and service fees	5,625,415
Accounting and legal services fees	834,166
Transfer agent fees	3,305,933
Trustees’ fees	101,188
Custodian fees	590,814
State registration fees	178,782
Printing and postage	91,827
Professional fees	244,377
Other	172,184
Total expenses	44,720,859
Less expense reductions	(452,413)
Net expenses	44,268,446
Net investment income	17,697,134
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	292,129,689
292,129,689
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(1,687,135,261)
(1,687,135,261)
Net realized and unrealized loss	(1,395,005,572)
Decrease in net assets from operations	$(1,377,308,438)
14	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-22	Year ended 10-31-21
Increase (decrease) in net assets
From operations
Net investment income	$17,697,134	$9,445,222
Net realized gain	292,129,689	578,193,415
Change in net unrealized appreciation (depreciation)	(1,687,135,261)	1,684,455,104
Increase (decrease) in net assets resulting from operations	(1,377,308,438)	2,272,093,741
Distributions to shareholders
From earnings
Class A	(164,879,085)	(5,405,064)
Class C	(7,277,662)	—
Class I	(67,395,930)	(3,472,209)
Class R2	(630,655)	(13,648)
Class R4	(148,532)	(5,881)
Class R5	(58,656)	(3,233)
Class R6	(43,425,188)	(2,527,442)
Class NAV	(170,798,823)	(13,434,867)
Total distributions	(454,614,531)	(24,862,344)
From fund share transactions	170,535,939	(661,846,613)
Total increase (decrease)	(1,661,387,030)	1,585,384,784
Net assets
Beginning of year	6,301,857,247	4,716,472,463
End of year	$4,640,470,217	$6,301,857,247
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	15

Financial highlights
CLASS A SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$76.05	$50.84	$46.52	$46.66	$51.87
Net investment income (loss)[1]	0.08	(0.03)	0.20	0.24	0.16
Net realized and unrealized gain (loss) on investments	(16.10)	25.42	4.38	4.82	(1.10)
Total from investment operations	(16.02)	25.39	4.58	5.06	(0.94)
Less distributions
From net investment income	—	(0.18)	(0.26)	(0.13)	(0.26)
From net realized gain	(5.60)	—	—	(5.07)	(4.01)
Total distributions	(5.60)	(0.18)	(0.26)	(5.20)	(4.27)
Net asset value, end of period	$54.43	$76.05	$50.84	$46.52	$46.66
Total return (%)[2,3]	(22.73)	50.04	9.88	13.23	(2.20)
Ratios and supplemental data
Net assets, end of period (in millions)	$1,670	$2,242	$1,550	$1,550	$1,511
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02	1.02	1.04	1.03	1.03
Expenses including reductions	1.01	1.01	1.03	1.02	1.02
Net investment income (loss)	0.12	(0.04)	0.40	0.56	0.32
Portfolio turnover (%)	26	16	19	29[4]	47[4]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes in-kind transactions.
16	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$65.65	$44.08	$40.42	$41.41	$46.57
Net investment loss[1]	(0.34)	(0.46)	(0.14)	(0.07)	(0.19)
Net realized and unrealized gain (loss) on investments	(13.67)	22.03	3.80	4.15	(0.96)
Total from investment operations	(14.01)	21.57	3.66	4.08	(1.15)
Less distributions
From net realized gain	(5.60)	—	—	(5.07)	(4.01)
Net asset value, end of period	$46.04	$65.65	$44.08	$40.42	$41.41
Total return (%)[2,3]	(23.32)	48.93	9.05	12.38	(2.93)
Ratios and supplemental data
Net assets, end of period (in millions)	$53	$89	$84	$127	$184
Ratios (as a percentage of average net assets):
Expenses before reductions	1.77	1.77	1.79	1.78	1.78
Expenses including reductions	1.76	1.76	1.78	1.77	1.77
Net investment loss	(0.64)	(0.79)	(0.33)	(0.17)	(0.42)
Portfolio turnover (%)	26	16	19	29[4]	47[4]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	17

CLASS I SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$80.04	$53.47	$48.89	$48.78	$54.05
Net investment income[1]	0.25	0.14	0.34	0.37	0.29
Net realized and unrealized gain (loss) on investments	(17.01)	26.73	4.61	5.07	(1.15)
Total from investment operations	(16.76)	26.87	4.95	5.44	(0.86)
Less distributions
From net investment income	(0.12)	(0.30)	(0.37)	(0.26)	(0.40)
From net realized gain	(5.60)	—	—	(5.07)	(4.01)
Total distributions	(5.72)	(0.30)	(0.37)	(5.33)	(4.41)
Net asset value, end of period	$57.56	$80.04	$53.47	$48.89	$48.78
Total return (%)[2]	(22.55)	50.42	10.16	13.51	(1.97)
Ratios and supplemental data
Net assets, end of period (in millions)	$672	$941	$625	$819	$846
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	0.77	0.79	0.79	0.79
Expenses including reductions	0.76	0.76	0.78	0.78	0.78
Net investment income	0.37	0.20	0.66	0.81	0.56
Portfolio turnover (%)	26	16	19	29[3]	47[3]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
18	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$79.54	$53.16	$48.63	$48.51	$53.77
Net investment income (loss)[1]	—[2]	(0.12)	0.13	0.19	0.12
Net realized and unrealized gain (loss) on investments	(16.88)	26.60	4.59	5.06	(1.18)
Total from investment operations	(16.88)	26.48	4.72	5.25	(1.06)
Less distributions
From net investment income	—	(0.10)	(0.19)	(0.06)	(0.19)
From net realized gain	(5.60)	—	—	(5.07)	(4.01)
Total distributions	(5.60)	(0.10)	(0.19)	(5.13)	(4.20)
Net asset value, end of period	$57.06	$79.54	$53.16	$48.63	$48.51
Total return (%)[3]	(22.84)	49.87	9.73	13.09	(2.36)
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$9	$7	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.14	1.14	1.17	1.18	1.18
Expenses including reductions	1.13	1.13	1.17	1.17	1.18
Net investment income (loss)	—[4]	(0.17)	0.28	0.41	0.23
Portfolio turnover (%)	26	16	19	29[5]	47[5]

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Less than 0.005%.
[5]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	19

CLASS R4 SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$79.54	$53.15	$48.61	$48.51	$53.76
Net investment income[1]	0.15	0.04	0.26	0.36	0.20
Net realized and unrealized gain (loss) on investments	(16.90)	26.58	4.59	4.99	(1.13)
Total from investment operations	(16.75)	26.62	4.85	5.35	(0.93)
Less distributions
From net investment income	(0.03)	(0.23)	(0.31)	(0.18)	(0.31)
From net realized gain	(5.60)	—	—	(5.07)	(4.01)
Total distributions	(5.63)	(0.23)	(0.31)	(5.25)	(4.32)
Net asset value, end of period	$57.16	$79.54	$53.15	$48.61	$48.51
Total return (%)[2]	(22.67)	50.20	10.00	13.35	(2.10)
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$2	$1	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	1.01	1.02	1.03	1.03
Expenses including reductions	0.90	0.90	0.92	0.92	0.92
Net investment income	0.23	0.06	0.51	0.77	0.39
Portfolio turnover (%)	26	16	19	29[3]	47[3]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
20	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R5 SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$80.26	$53.61	$49.02	$48.89	$54.14
Net investment income[1]	0.29	0.19	0.36	0.40	0.34
Net realized and unrealized gain (loss) on investments	(17.06)	26.79	4.63	5.08	(1.17)
Total from investment operations	(16.77)	26.98	4.99	5.48	(0.83)
Less distributions
From net investment income	(0.15)	(0.33)	(0.40)	(0.28)	(0.41)
From net realized gain	(5.60)	—	—	(5.07)	(4.01)
Total distributions	(5.75)	(0.33)	(0.40)	(5.35)	(4.42)
Net asset value, end of period	$57.74	$80.26	$53.61	$49.02	$48.89
Total return (%)[2]	(22.50)	50.50	10.22	13.60	(1.92)
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.71	0.71	0.73	0.73	0.73
Expenses including reductions	0.70	0.70	0.72	0.72	0.72
Net investment income	0.43	0.26	0.71	0.86	0.64
Portfolio turnover (%)	26	16	19	29[4]	47[4]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
[4]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	21

CLASS R6 SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$80.32	$53.64	$49.04	$48.91	$54.16
Net investment income[1]	0.32	0.22	0.39	0.45	0.34
Net realized and unrealized gain (loss) on investments	(17.07)	26.81	4.63	5.05	(1.15)
Total from investment operations	(16.75)	27.03	5.02	5.50	(0.81)
Less distributions
From net investment income	(0.18)	(0.35)	(0.42)	(0.30)	(0.43)
From net realized gain	(5.60)	—	—	(5.07)	(4.01)
Total distributions	(5.78)	(0.35)	(0.42)	(5.37)	(4.44)
Net asset value, end of period	$57.79	$80.32	$53.64	$49.04	$48.91
Total return (%)[2]	(22.46)	50.59	10.28	13.63	(1.85)
Ratios and supplemental data
Net assets, end of period (in millions)	$478	$593	$386	$397	$963
Ratios (as a percentage of average net assets):
Expenses before reductions	0.66	0.66	0.68	0.68	0.68
Expenses including reductions	0.65	0.65	0.67	0.67	0.67
Net investment income	0.48	0.31	0.76	0.96	0.66
Portfolio turnover (%)	26	16	19	29[3]	47[3]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
22	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$80.29	$53.62	$49.02	$48.90	$54.15
Net investment income[1]	0.33	0.23	0.40	0.42	0.33
Net realized and unrealized gain (loss) on investments	(17.06)	26.80	4.63	5.07	(1.13)
Total from investment operations	(16.73)	27.03	5.03	5.49	(0.80)
Less distributions
From net investment income	(0.19)	(0.36)	(0.43)	(0.30)	(0.44)
From net realized gain	(5.60)	—	—	(5.07)	(4.01)
Total distributions	(5.79)	(0.36)	(0.43)	(5.37)	(4.45)
Net asset value, end of period	$57.77	$80.29	$53.62	$49.02	$48.90
Total return (%)[2]	(22.47)	50.60	10.30	13.65	(1.85)
Ratios and supplemental data
Net assets, end of period (in millions)	$1,759	$2,425	$2,063	$2,218	$1,671
Ratios (as a percentage of average net assets):
Expenses before reductions	0.65	0.65	0.67	0.67	0.67
Expenses including reductions	0.65	0.64	0.66	0.66	0.66
Net investment income	0.49	0.33	0.78	0.91	0.64
Portfolio turnover (%)	26	16	19	29[3]	47[3]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	23

Notes to financial statements
Note 1—Organization
John Hancock Fundamental Large Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a
24	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT

ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2022, by major security category or type:
	Total value at 10-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$463,550,052	$463,550,052	—	—
Consumer discretionary	656,990,583	656,990,583	—	—
Consumer staples	216,584,605	216,584,605	—	—
Energy	200,447,803	200,447,803	—	—
Financials	813,737,497	813,737,497	—	—
Health care	272,983,641	272,983,641	—	—
Industrials	350,178,704	292,775,644	$57,403,060	—
Information technology	1,436,882,217	1,436,882,217	—	—
Materials	33,782,873	33,782,873	—	—
Real estate	121,556,130	121,556,130	—	—
Short-term investments	79,160,303	3,160,303	76,000,000	—
Total investments in securities	$4,645,854,408	$4,512,451,348	$133,403,060	—
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	25

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
26	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT

Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2022 were $19,497.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of October 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2022 and 2021 was as follows:
	October 31, 2022	October 31, 2021
Ordinary income	$8,455,480	$24,862,344
Long-term capital gains	446,159,051	—
Total	$454,614,531	$24,862,344
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2022, the components of distributable earnings on a tax basis consisted of $16,318,701 of undistributed ordinary income and $268,018,017 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to treating a portion of the proceeds from redemptions as distributions for tax purposes and wash sale loss deferrals.
ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	27

Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.625% of the first $3 billion of the fund’s average daily net assets and (b) 0.600% of the fund’s average daily net assets in excess of $3 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to waive and/or reimburse a portion of the operating expenses for Class C and Class I shares of the fund to the extent they exceed 1.82% and 0.78%, respectively, of the average daily net assets attributable to each class. These waivers and/or reimbursements exclude taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, short dividend expense, litigation and indemnification expenses not incurred in the ordinary course of the fund’s business, borrowing costs, and prime brokerage fees. The waivers and/or reimbursements will expire on February 28, 2023, unless renewed by mutual agreement of the fund and Advisor based upon determination that this is appropriate under the circumstances at the time.
For the year ended October 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$160,842
Class C	5,762
Class I	66,519
Class R2	645
Class R4	151
Class	Expense reduction
Class R5	$59
Class R6	45,210
Class NAV	171,395
Total	$450,583

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2022, were equivalent to a net annual effective rate of 0.61% of the fund’s average daily net assets.
28	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2022, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.25%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
Class R5	—	0.05%
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2023, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $1,830 for Class R4 shares for the year ended October 31, 2022.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $676,595 for the year ended October 31, 2022. Of this amount, $115,769 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $560,826 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2022, CDSCs received by the Distributor amounted to $8,473 and $5,002 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	29

Class level expenses. Class level expenses for the year ended October 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$4,885,289	$2,247,243
Class C	696,183	79,971
Class I	—	928,118
Class R2	37,187	705
Class R4	6,398	165
Class R5	358	65
Class R6	—	49,666
Total	$5,625,415	$3,305,933
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2022 and 2021 were as follows:
	Year Ended 10-31-22		Year Ended 10-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,664,726	$170,231,936	2,267,498	$149,360,588
Distributions reinvested	2,223,295	156,385,999	86,657	5,108,118
Repurchased	(3,685,597)	(233,884,630)	(3,362,270)	(224,177,191)
Net increase (decrease)	1,202,424	$92,733,305	(1,008,115)	$(69,708,485)
Class C shares
Sold	119,754	$6,625,848	142,636	$8,339,464
Distributions reinvested	112,988	6,766,844	—	—
Repurchased	(433,361)	(23,749,308)	(690,721)	(37,968,593)
Net decrease	(200,619)	$(10,356,616)	(548,085)	$(29,629,129)
Class I shares
Sold	2,002,208	$137,223,888	2,139,180	$154,994,445
Distributions reinvested	759,500	56,377,658	46,317	2,867,015
Repurchased	(2,848,077)	(189,978,865)	(2,104,738)	(145,895,198)
Net increase (decrease)	(86,369)	$3,622,681	80,759	$11,966,262
Class R2 shares
Sold	10,702	$735,510	19,510	$1,358,046
Distributions reinvested	8,043	593,632	198	12,230
Repurchased	(24,999)	(1,646,110)	(38,717)	(2,690,377)
Net decrease	(6,254)	$(316,968)	(19,009)	$(1,320,101)
30	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT

	Year Ended 10-31-22		Year Ended 10-31-21
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	1,885	$125,743	1,579	$113,442
Distributions reinvested	2,013	148,532	95	5,881
Repurchased	(2,596)	(174,129)	(3,924)	(241,758)
Net increase (decrease)	1,302	$100,146	(2,250)	$(122,435)
Class R5 shares
Sold	2,246	$148,113	3,573	$264,677
Distributions reinvested	788	58,656	52	3,233
Repurchased	(3,445)	(212,152)	(3,270)	(249,616)
Net increase (decrease)	(411)	$(5,383)	355	$18,294
Class R6 shares
Sold	2,156,329	$148,755,312	1,853,288	$133,558,375
Distributions reinvested	581,114	43,263,963	40,435	2,509,807
Repurchased	(1,842,794)	(122,684,013)	(1,719,468)	(120,980,665)
Net increase	894,649	$69,335,262	174,255	$15,087,517
Class NAV shares
Sold	1,160,598	$70,535,654	876,559	$60,103,322
Distributions reinvested	2,295,066	170,798,823	216,552	13,434,867
Repurchased	(3,216,126)	(225,910,965)	(9,357,316)	(661,676,725)
Net increase (decrease)	239,538	$15,423,512	(8,264,205)	$(588,138,536)
Total net increase (decrease)	2,044,260	$170,535,939	(9,586,295)	$(661,846,613)
Affiliates of the fund owned 2% and 100% of shares of Class R6 and Class NAV, respectively on October 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $1,429,419,026 and $1,692,629,727, respectively, for the year ended October 31, 2022.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	31

Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2022, funds within the John Hancock group of funds complex held 35.9% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	8.5%
John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	7.6%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	5.0%
Note 9—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
32	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Fundamental Large Cap Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Fundamental Large Cap Core Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	33

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $473,811,133 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
34	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

SHAREHOLDER MEETING

(Unaudited)
The fund held a Special Joint Meeting of Shareholders on Friday, September 9, 2022. The following proposals were considered by the shareholders:
Proposal 1: To elect eight Trustees as members of the Board of Trustees of each of the Trusts.
THE PROPOSAL PASSED ON September 9, 2022.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	930,432,312.451	29,179,649.679
Frances G. Rathke	931,340,368.276	28,271,593.854
Noni L. Ellison	931,852,358.590	27,759,603.540
Dean C. Garfield	931,587,791.505	28,024,170.625
Patricia Lizarraga	931,662,411.746	27,949,550.384

Non-Independent Trustees
Andrew G. Arnott	931,573,268.898	28,038,693.232
Marianne Harrison	932,138,670.225	27,473,291.905
Paul Lorentz	931,257,810.391	28,354,151.739
Proposal 2: To approve a new form of Advisory Agreement between John Hancock Investment Trust, on behalf of the fund, and John Hancock Investment Management LLC.
THE PROPOSAL PASSED ON September 9, 2022 for John Hancock Fundamental Large Cap Core Fund, a series of John Hancock Investment Trust.
	Shares voted	% Of shares voted	% Of outstanding shares
For	42,781,829.288	58.086%	50.645%
Against	955,025.582	1.297%	1.130%
Abstain/Withheld	1,071,509.004	1.454%	1.268%
Broker Non-Vote	28,845,436.062	39.163%	34.147%
Proposal 3: To approve the adoption of a manager of managers structure.
THE PROPOSAL PASSED ON September 9, 2022 for John Hancock Fundamental Large Cap Core Fund, a series of John Hancock Investment Trust.
	Shares voted	% Of shares voted	% Of outstanding shares
For	42,453,748.722	57.640%	50.257%
Against	1,260,738.268	1.712%	1.492%
Abstain/Withheld	1,093,876.884	1.485%	1.294%
Broker Non-Vote	28,845,436.062	39.163%	34.147%
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	35

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Fundamental Large Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
36	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	37

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one- and three-year periods and underperformed its benchmark index for the five- and ten-year periods ended December 31, 2021. The Board also noted that the fund outperformed the peer group median for the one-, three- and ten-year periods and underperformed the peer group median for the five-year period ended December 31, 2021.The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to its benchmark index for the one- and three-year periods and to the peer group for the one-, three- and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are equal to the peer group median.
38	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund’s distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	39

(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as
40	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	41

* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
42	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	183
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	183
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	1986	183
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	183
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	43

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022)
Deborah C. Jackson, Born: 1952	2008	183
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	1994	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
44	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	183
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	183
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	45

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
46	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Emory W. (Sandy) Sanders, Jr., CFA
Jonathan T. White, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	47

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Fundamental Large Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2574476	50A 10/22
12/2022

Annual report
John Hancock
Global Environmental Opportunities Fund
International equity
October 31, 2022

A message to shareholders
Dear shareholders,
The world equity markets suffered sizable losses and high volatility during the 12 months ended October 31, 2022. Persistently high inflation prompted the U.S. Federal Reserve and other major central banks to tighten monetary policy aggressively, leading to a sharp rise in bond yields across the globe. Russia’s invasion of Ukraine, which exacerbated stress in global supply chains and raised concerns about the potential for an energy crisis in Europe, also weighed heavily on sentiment. Worries about China’s policy direction fueled a large downturn in the nation’s market and pressured the outlook for global growth more broadly. In combination, these developments depressed corporate earnings estimates and led to a compression of valuations.
While nearly all market segments lost ground in the sell-off, Europe, the emerging markets, and mega-cap U.S. technology-related stocks were hit particularly hard. On the other hand, energy stocks and resource-heavy nations held up reasonably well in the downturn thanks to the rally in crude oil prices.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Environmental Opportunities Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
12	Financial statements
15	Financial highlights
19	Notes to financial statements
27	Report of independent registered public accounting firm
28	Tax information
29	Shareholder meeting
30	Evaluation of advisory and subadvisory agreements by the Board of Trustees
37	Trustees and Officers
41	More information
ANNUAL REPORT | JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks growth through capital appreciation by investing primarily in Environmental Companies.1
TOTAL RETURNS AS OF 10/31/2022 (%)

The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
1The manager defines Environmental Companies as: (1) Companies that operate within the Safe Operating Space of the Planetary Boundaries, and (2) Companies, all or a portion of whose business activities reduce stress in at least one of the boundaries in the PB framework. For further information on the fund’s investment objective and strategy, see the fund’s prospectus. Unless otherwise indicated, defined terms have the same meaning as set forth in the fund’s prospectus.
2	JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Monetary tightening, geopolitical risks sparked global sell-off
Rising yields resulting from efforts to tame inflation, exacerbated by Russia’s invasion of Ukraine, led to sharp losses for equities, with growth stocks and companies in Europe faring the worst.
The fund’s stock selection weighed on relative performance
The fund had a negative absolute return and underperformed the MSCI All Country World Index due primarily to stock selection in the healthcare, materials, and information technology sectors and a lack of exposure to the strong-performing energy sector.
Strength in waste management was offset by weakness in energy efficiency
Across environmental themes, weak stock selection in the energy efficiency and dematerialized economy segment was offset by positive selection among stocks supporting the waste management and recycling and renewable energy themes.
SECTOR COMPOSITION AS OF 10/31/2022 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	3

Management’s discussion of fund performance
What factors affected global equity markets during the 12 months ended October 31, 2022?
Assets of all stripes suffered hefty losses for the period as the focus of policymakers on fighting the highest inflation since the 1980s motivated sharp, consistent interest-rate hikes that led to historic losses for U.S. stocks and bonds. European stocks also fared badly due to the region’s close geographical and economic links with the Russian invasion of Ukraine. With inflationary pressures high across Europe as well as the United States, the Bank of England and European Central Bank joined the U.S. Federal Reserve in raising interest rates. Corporate earnings forecasts were pared back as a jump in input costs continued to squeeze margins.
How did the fund respond to these market conditions?
The fund posted a negative absolute return and underperformed its benchmark, largely due to stock selection in the healthcare, materials, information technology, utilities, industrials, and consumer discretionary sectors and a lack of exposure to the energy sector. On the positive side, a lack of exposure to the communication services sector, an underweight in the consumer discretionary sector, and an overweight in the industrials sector contributed to performance.
The largest detractors were among energy efficiency companies, with underperformance across automotive electrification stocks such as Aptiv PLC, Nidec
TOP 10 HOLDINGS AS OF 10/31/2022 (% of net assets)
Republic Services, Inc.	4.5
Agilent Technologies, Inc.	4.1
American Water Works Company, Inc.	4.1
Thermo Fisher Scientific, Inc.	4.0
Waste Connections, Inc.	3.7
Waste Management, Inc.	3.2
Johnson Controls International PLC	2.9
Eaton Corp. PLC	2.8
Applied Materials, Inc.	2.8
Infineon Technologies AG	2.8
TOTAL	34.9
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 10/31/2022 (% of net assets)
United States	61.3
France	6.1
Japan	4.7
Germany	3.8
Switzerland	3.1
Ireland	2.8
Netherlands	2.7
Israel	2.4
Sweden	2.1
Denmark	2.0
TOTAL	91.0
Cash and cash equivalents are not included.
4	JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND | ANNUAL REPORT

Corp., and Infineon Technologies AG. Despite very robust backlogs, supply chain shortages, raw materials, inflation, and concerns about a potential economic slowdown weighed on investor sentiment. We sold the fund’s holdings in Nidec prior to period end. Dematerialized economy segment stocks also detracted from performance, as ANSYS, Inc. and Autodesk, Inc. suffered due to rising interest rates.
On the positive side, the waste management and recycling segment performed relatively well, with North American waste stocks such as Waste Management, Inc. and Waste Connections, Inc. behaving defensively thanks to their pricing power. Containerboard packaging stocks such as Westrock Company and SIG Group AG also performed well, thanks to strong valuation support. Renewable energy stocks such as SolarEdge Technologies, Inc. contributed positively thanks to an improved demand outlook.
How was the fund positioned at the end of the period?
We believe the outlook for environmental themes remains strong. The four largest segments in the fund show positive fundamentals. We feel that the current dislocations in the energy markets will continue to stimulate corporate investments in the energy efficiency segment, including infrastructure investments across electrification, electricity grids, renewables, green buildings, battery storage, and electric vehicles. Waste management companies are well positioned for an inflationary environment. The end-market demand for environmental remediation within the pollution control segment remains healthy, particularly in the United States. Finally, many environmental monitoring stocks are expected to be resilient in recessionary environments as they help industries reduce input costs.
MANAGED BY

Luciano Diana
Gabriel Micheli, CFA
Yi Du
The views expressed in this report are exclusively those of the portfolio management team at Pictet Asset Management SA, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2022

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception (7-21-21)	Since inception (7-21-21)
Class A	-29.39	-19.84	-24.69
Class C	-26.94	-17.12	-21.40
Class I1	-25.56	-16.38	-20.50
Class R6[1]	-25.47	-16.30	-20.40
Index†	-19.96	-12.74	-16.04
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6
Gross (%)	1.68	2.43	1.43	1.33
Net (%)	1.20	1.95	0.95	0.85
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the MSCI ACWI.
See the following page for footnotes.
6	JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Environmental Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI ACWI.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C	7-21-21	7,860	7,860	8,396
Class I1	7-21-21	7,950	7,950	8,396
Class R6[1]	7-21-21	7,960	7,960	8,396
The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectus.
ANNUAL REPORT | JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2022	Ending value on 10-31-2022	Expenses paid during period ended 10-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$913.60	$5.84	1.21%
	Hypothetical example	1,000.00	1,019.10	6.16	1.21%
Class C	Actual expenses/actual returns	1,000.00	910.80	9.44	1.96%
	Hypothetical example	1,000.00	1,015.30	9.96	1.96%
Class I	Actual expenses/actual returns	1,000.00	914.80	4.63	0.96%
	Hypothetical example	1,000.00	1,020.40	4.89	0.96%
Class R6	Actual expenses/actual returns	1,000.00	914.90	4.10	0.85%
	Hypothetical example	1,000.00	1,020.90	4.33	0.85%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	9

Fund’s investments
AS OF 10-31-22
	Shares	Value
Common stocks 95.4%		$23,739,199
(Cost $26,079,603)
Canada 1.9%		475,354
West Fraser Timber Company, Ltd.	6,331	475,354
Denmark 2.0%		507,080
Orsted A/S (A)	6,146	507,080
Finland 1.4%		360,197
Stora Enso OYJ, R Shares	27,625	360,197
France 6.1%		1,522,901
Dassault Systemes SE	10,037	336,428
Legrand SA	8,283	631,203
Schneider Electric SE	4,391	555,270
Germany 3.8%		954,016
Infineon Technologies AG	28,564	693,119
Symrise AG	2,556	260,897
Ireland 2.8%		693,767
Aptiv PLC (B)	2,572	234,232
Smurfit Kappa Group PLC	13,882	459,535
Israel 2.4%		585,196
SolarEdge Technologies, Inc. (B)	2,544	585,196
Japan 4.7%		1,157,172
Keyence Corp.	1,300	490,185
Shimano, Inc.	2,100	324,961
Tokyo Electron, Ltd.	1,300	342,026
Luxembourg 1.1%		266,366
Eurofins Scientific SE	4,161	266,366
Netherlands 2.7%		664,662
ASML Holding NV	852	399,662
Signify NV (A)	9,565	265,000
Sweden 2.1%		527,610
Hexagon AB, B Shares	53,370	527,610
Switzerland 3.1%		773,328
Givaudan SA	123	367,394
SIG Group AG (B)	21,117	405,934
United States 61.3%		15,251,550
A.O. Smith Corp.	4,722	258,671
10	JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
AECOM	8,823	$664,195
Agilent Technologies, Inc.	7,431	1,028,079
American Water Works Company, Inc.	6,958	1,011,276
ANSYS, Inc. (B)	2,404	531,669
Applied Materials, Inc.	7,960	702,788
Autodesk, Inc. (B)	2,051	439,529
Cadence Design Systems, Inc. (B)	3,788	573,465
Danaher Corp.	1,960	493,273
Eaton Corp. PLC	4,705	706,079
Ecolab, Inc.	1,667	261,836
Equinix, Inc.	611	346,095
International Paper Company	5,575	187,376
Johnson Controls International PLC	12,342	713,861
ON Semiconductor Corp. (B)	5,942	365,017
PTC, Inc. (B)	3,795	447,165
Republic Services, Inc.	8,407	1,114,939
Synopsys, Inc. (B)	2,354	688,663
Tetra Tech, Inc.	4,751	671,221
Thermo Fisher Scientific, Inc.	1,952	1,003,269
Waste Connections, Inc.	6,896	909,651
Waste Management, Inc.	5,035	797,393
Westrock Company	11,481	391,043
Weyerhaeuser Company	14,415	445,856
Xylem, Inc.	4,873	499,141

Total investments (Cost $26,079,603) 95.4%	$23,739,199
Other assets and liabilities, net 4.6%	1,148,088
Total net assets 100.0%	$24,887,287

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Non-income producing security.
At 10-31-22, the aggregate cost of investments for federal income tax purposes was $26,541,602. Net unrealized depreciation aggregated to $2,802,403, of which $257,980 related to gross unrealized appreciation and $3,060,383 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	11

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-22

Assets
Unaffiliated investments, at value (Cost $26,079,603)	$23,739,199
Cash	1,174,916
Foreign currency, at value (Cost $4,345)	4,308
Dividends and interest receivable	11,996
Other assets	35,469
Total assets	24,965,888
Liabilities
Payable to affiliates
Investment management fees	3,461
Accounting and legal services fees	1,462
Transfer agent fees	211
Trustees’ fees	40
Other liabilities and accrued expenses	73,427
Total liabilities	78,601
Net assets	$24,887,287
Net assets consist of
Paid-in capital	$28,278,348
Total distributable earnings (loss)	(3,391,061)
Net assets	$24,887,287

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($186,307 ÷ 23,479 shares)[1]	$7.94
Class C ($39,378 ÷ 5,010 shares)[1]	$7.86
Class I ($95,198 ÷ 11,970 shares)	$7.95
Class R6 ($24,566,404 ÷ 3,084,578 shares)	$7.96
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$8.36

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
12	JOHN HANCOCK Global Environmental Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-22

Investment income
Dividends	$136,505
Interest	2,742
Less foreign taxes withheld	(7,024)
Total investment income	132,223
Expenses
Investment management fees	114,065
Distribution and service fees	1,428
Accounting and legal services fees	2,393
Transfer agent fees	1,616
Trustees’ fees	224
Custodian fees	30,297
State registration fees	98,411
Printing and postage	18,553
Professional fees	241,649
Other	14,061
Total expenses	522,697
Less expense reductions	(401,367)
Net expenses	121,330
Net investment income	10,893
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(1,019,269)
(1,019,269)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(3,070,243)
(3,070,243)
Net realized and unrealized loss	(4,089,512)
Decrease in net assets from operations	$(4,078,619)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Environmental Opportunities Fund	13

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-22	Period ended 10-31-21[1]
Increase (decrease) in net assets
From operations
Net investment income (loss)	$10,893	$(11,275)
Net realized loss	(1,019,269)	(35,742)
Change in net unrealized appreciation (depreciation)	(3,070,243)	729,342
Increase (decrease) in net assets resulting from operations	(4,078,619)	682,325
From fund share transactions	18,203,453	10,080,128
Total increase	14,124,834	10,762,453
Net assets
Beginning of year	10,762,453	—
End of year	$24,887,287	$10,762,453

[1]	Period from 7-21-21 (commencement of operations) to 10-31-21.
14	JOHN HANCOCK Global Environmental Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-22	10-31-21[1]
Per share operating performance
Net asset value, beginning of period	$10.67	$10.00
Net investment loss[2]	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	(2.69)	0.69
Total from investment operations	(2.73)	0.67
Net asset value, end of period	$7.94	$10.67
Total return (%)[3,4]	(25.68)	6.70[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[6]	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.08	3.99[7]
Expenses including reductions	1.21	1.22[7]
Net investment loss	(0.43)	(0.73)[8]
Portfolio turnover (%)	38	7

[1]	Period from 7-21-21 (commencement of operations) to 10-31-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized. Certain expenses are presented unannualized.
[8]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Environmental Opportunities Fund	15

CLASS C SHARES Period ended	10-31-22	10-31-21[1]
Per share operating performance
Net asset value, beginning of period	$10.65	$10.00
Net investment loss[2]	(0.08)	(0.04)
Net realized and unrealized gain (loss) on investments	(2.71)	0.69
Total from investment operations	(2.79)	0.65
Net asset value, end of period	$7.86	$10.65
Total return (%)[3,4]	(26.20)	6.50[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[6]	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.83	4.74[7]
Expenses including reductions	1.96	1.97[7]
Net investment loss	(0.90)	(1.52)[8]
Portfolio turnover (%)	38	7

[1]	Period from 7-21-21 (commencement of operations) to 10-31-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized. Certain expenses are presented unannualized.
[8]	Annualized.
16	JOHN HANCOCK Global Environmental Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-22	10-31-21[1]
Per share operating performance
Net asset value, beginning of period	$10.68	$10.00
Net investment loss[2]	—[3]	(0.01)
Net realized and unrealized gain (loss) on investments	(2.73)	0.69
Total from investment operations	(2.73)	0.68
Net asset value, end of period	$7.95	$10.68
Total return (%)[4]	(25.56)	6.80[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[6]	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.83	3.74[7]
Expenses including reductions	0.96	0.97[7]
Net investment income (loss)	0.04	(0.48)[8]
Portfolio turnover (%)	38	7

[1]	Period from 7-21-21 (commencement of operations) to 10-31-21.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized. Certain expenses are presented unannualized.
[8]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Environmental Opportunities Fund	17

CLASS R6 SHARES Period ended	10-31-22	10-31-21[1]
Per share operating performance
Net asset value, beginning of period	$10.68	$10.00
Net investment income (loss)[2]	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	(2.73)	0.69
Total from investment operations	(2.72)	0.68
Net asset value, end of period	$7.96	$10.68
Total return (%)[3]	(25.47)	6.80[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$25	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	3.72	3.64[5]
Expenses including reductions	0.85	0.86[5]
Net investment income (loss)	0.09	(0.37)[6]
Portfolio turnover (%)	38	7

[1]	Period from 7-21-21 (commencement of operations) to 10-31-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized. Certain expenses are presented unannualized.
[6]	Annualized.
18	JOHN HANCOCK Global Environmental Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Global Environmental Opportunities Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek growth through capital appreciation by investing primarily in Environmental Companies. The manager defines Environmental Companies as: (1) Companies that operate within the Safe Operating Space of the Planetary Boundaries (PB), and (2) Companies, all or a portion of whose business activities reduce stress in at least one of the boundaries in the PB framework. For further information on the fund’s investment objective and strategy, see the fund’s prospectus. Unless otherwise indicated, defined terms have the same meaning as set forth in the fund’s prospectus.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities
ANNUAL REPORT | JOHN HANCOCK Global Environmental Opportunities Fund	19

between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2022, by major security category or type:
	Total value at 10-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Canada	$475,354	$475,354	—	—
Denmark	507,080	—	$507,080	—
Finland	360,197	—	360,197	—
France	1,522,901	—	1,522,901	—
Germany	954,016	—	954,016	—
Ireland	693,767	234,232	459,535	—
Israel	585,196	585,196	—	—
Japan	1,157,172	—	1,157,172	—
Luxembourg	266,366	—	266,366	—
Netherlands	664,662	—	664,662	—
Sweden	527,610	—	527,610	—
Switzerland	773,328	—	773,328	—
United States	15,251,550	15,251,550	—	—
Total investments in securities	$23,739,199	$16,546,332	$7,192,867	—
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
20	JOHN HANCOCK Global Environmental Opportunities Fund | ANNUAL REPORT

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2022 were $2,424.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
ANNUAL REPORT | JOHN HANCOCK Global Environmental Opportunities Fund	21

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2022, the fund has a short-term capital loss carryforward of $511,327 and a long-term capital loss carryforward of $87,642 available to offset future net realized capital gains. These carryforwards do not expire.
As of October 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
There were no distributions for the years ended October 31, 2022 and 2021.
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2022, the components of distributable earnings on a tax basis consisted of $10,808 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.840% of the first $250 million of the fund’s aggregate net assets; (b) 0.815% of the next $250 million of the fund’s aggregate net assets; (c) 0.790% of the next $500 million of the fund’s aggregate net assets; (d) 0.750% of the next $1 billion of the fund’s aggregate net assets; and (e) 0.730% of the fund’s aggregate net assets in excess of $2 billion.
22	JOHN HANCOCK Global Environmental Opportunities Fund | ANNUAL REPORT

When aggregate net assets exceed $1 billion, but are less than or equal to $2 billion, the advisory fee rate is 0.750% on all net assets of the fund. When aggregate net assets exceed $2 billion, the advisory fee rate is 0.730% on all net assets of the fund. Aggregate net assets include the net assets of the fund, John Hancock Global Thematic Opportunities Fund (a series of John Hancock Investment Trust), Manulife Global Thematic Opportunities Fund (a Canadian mutual fund trust), and Manulife Global Thematic Opportunities Class (a class of mutual fund shares of Manulife Investment Exchange Funds Corp.)(Canadian Class), excluding the Canadian Class invested in the Manulife Global Thematic Opportunities Fund. The Advisor has a subadvisory agreement with Pictet Asset Management SA. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.84% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on February 28, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$6,640
Class C	3,988
Class I	1,680
Class	Expense reduction
Class R6	$389,059
Total	$401,367

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2022, were equivalent to a net annual effective rate of 0.00% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2022, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
ANNUAL REPORT | JOHN HANCOCK Global Environmental Opportunities Fund	23

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $46 for the year ended October 31, 2022. Of this amount, $7 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $39 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2022, there were no CDSCs received by the Distributor for Class A and Class C shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$424	$194
Class C	1,004	115
Class I	—	62
Class R6	—	1,245
Total	$1,428	$1,616
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
24	JOHN HANCOCK Global Environmental Opportunities Fund | ANNUAL REPORT

Note 5—Fund share transactions
Transactions in fund shares for the year ended October 31, 2022 and period ended October 31, 2021 were as follows:
	Year Ended 10-31-22		Period ended 10-31-21[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	57,826	$590,298	5,487	$55,131
Repurchased	(39,834)	(387,381)	—	—
Net increase	17,992	$202,917	5,487	$55,131
Class C shares
Sold	184	$2,001	12,137	$126,000
Repurchased	(7,216)	(59,558)	(95)	(1,003)
Net increase	(7,032)	$(57,557)	12,042	$124,997
Class I shares
Sold	6,970	$57,989	5,000	$50,000
Net increase	6,970	$57,989	5,000	$50,000
Class R6 shares
Sold	2,099,578	$18,000,104	985,000	$9,850,000
Net increase	2,099,578	$18,000,104	985,000	$9,850,000
Total net increase	2,117,508	$18,203,453	1,007,529	$10,080,128

[1]	Period from 7-21-21 (commencement of operations) to 10-31-21.
Affiliates of the fund owned 21%, 100%, 42%, and 60% of shares of Class A, Class C, Class I, and Class R6, respectively, on October 31, 2022. As of October 31, 2022, one shareholder held approximately 39% of the fund. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $22,562,417 and $5,236,843, respectively, for the year ended October 31, 2022.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
ANNUAL REPORT | JOHN HANCOCK Global Environmental Opportunities Fund	25

Note 8—Environmentally focused and environmental, social, and governance (ESG) investing risks
The fund’s environmental criteria limit the available investments compared to funds with no such criteria. The fund’s incorporation of environmental criteria may affect the fund’s exposure to certain sectors and/or types of investments, and under certain economic conditions, this could cause the fund to underperform funds that invest in a broader array of investments depending on whether such sectors or investments are in or out of favor in the market. The data provided by third parties may be incomplete, inaccurate or unavailable, which could cause the manager to incorrectly assess environmental data related to a particular company.
Incorporating ESG criteria and investing primarily in instruments that have certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize an ESG investment strategy, or funds that utilize different ESG criteria. Although the manager has established its own process for evaluation of ESG factors, successful application of the fund’s sustainable investment strategy will depend on the manager’s skill in researching, identifying and analyzing material ESG issues, as well as on the availability of relevant data. ESG factors may be evaluated differently by different managers, and may not carry the same meaning to all investors and managers. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the fund to change its investment process with respect to ESG integration.
Note 9—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
26	JOHN HANCOCK Global Environmental Opportunities Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Global Environmental Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Global Environmental Opportunities Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022 and the statements of changes in net assets and the financial highlights for the year ended October 31, 2022 and for the period July 21, 2021 (commencement of operations) through October 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended October 31, 2022 and for the period July 21, 2021 (commencement of operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	27

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
28	JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND | ANNUAL REPORT

SHAREHOLDER MEETING

(Unaudited)
The fund held a Special Joint Meeting of Shareholders on Friday, September 9, 2022. The following proposal was considered by the shareholders:
Proposal: To elect eight Trustees as members of the Board of Trustees of each of the Trusts.
THE PROPOSAL PASSED ON September 9, 2022.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	930,432,312.451	29,179,649.679
Frances G. Rathke	931,340,368.276	28,271,593.854
Noni L. Ellison	931,852,358.590	27,759,603.540
Dean C. Garfield	931,587,791.505	28,024,170.625
Patricia Lizarraga	931,662,411.746	27,949,550.384

Non-Independent Trustees
Andrew G. Arnott	931,573,268.898	28,038,693.232
Marianne Harrison	932,138,670.225	27,473,291.905
Paul Lorentz	931,257,810.391	28,354,151.739
ANNUAL REPORT | JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	29

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Pictet Asset Management SA (the Subadvisor), for John Hancock Global Environmental Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group median for the period from July 21, 2021 through December 31, 2021. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark and peer group median for the period from July 21, 2021 through December 31, 2021. The Board also noted the fund’s relatively limited performance history. The Board concluded that the fund’s performance has outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are lower than the peer group median and net total expenses for the fund are equal to the peer group median.
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The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its
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operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
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(2)	the performance of the fund has generally outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	183
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	183
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	1986	183
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	183
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022)
Deborah C. Jackson, Born: 1952	2008	183
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	1994	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	183
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	183
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

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Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
40	JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Pictet Asset Management SA
Portfolio Managers
Luciano Diana
Yi Du
Gabriel Micheli, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	41

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
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U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
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Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
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Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
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Investors Trust
Preferred Income
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Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Global Environmental Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2574487	482A 10/22
12/2022

Annual report
John Hancock
Global Thematic Opportunities Fund
International equity
October 31, 2022

A message to shareholders
Dear shareholders,
The world equity markets suffered sizable losses and high volatility during the 12 months ended October 31, 2022. Persistently high inflation prompted the U.S. Federal Reserve and other major central banks to tighten monetary policy aggressively, leading to a sharp rise in bond yields across the globe. Russia’s invasion of Ukraine, which exacerbated stress in global supply chains and raised concerns about the potential for an energy crisis in Europe, also weighed heavily on sentiment. Worries about China’s policy direction fueled a large downturn in the nation’s market and pressured the outlook for global growth more broadly. In combination, these developments depressed corporate earnings estimates and led to a compression of valuations.
While nearly all market segments lost ground in the sell-off, Europe, the emerging markets, and mega-cap U.S. technology-related stocks were hit particularly hard. On the other hand, energy stocks and resource-heavy nations held up reasonably well in the downturn thanks to the rally in crude oil prices.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Thematic Opportunities Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
13	Financial statements
16	Financial highlights
21	Notes to financial statements
30	Report of independent registered public accounting firm
31	Tax information
32	Shareholder meeting
33	Evaluation of advisory and subadvisory agreements by the Board of Trustees
40	Trustees and Officers
44	More information
ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks growth through capital appreciation by investing mainly in equities of companies that may benefit from global long-term market themes.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2022 (%)

The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Monetary tightening, geopolitical risks sparked global sell-off
Rising yields resulting from efforts to tame inflation, exacerbated by Russia’s invasion of Ukraine, led to sharp losses for equities, with growth stocks and companies in the United States and Europe faring the worst.
Stock selection weighed on relative performance
The fund had a negative absolute return and underperformed the MSCI All Country World Index due primarily to stock selection in the information technology, industrials, and consumer staples sectors.
Weightings in certain sectors also detracted
A lack of exposure to the strong-performing energy sector and weightings in the lagging information technology and consumer staples sectors also hampered performance.
SECTOR COMPOSITION AS OF 10/31/2022 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	3

Management’s discussion of fund performance
What factors affected global equity markets during the 12 months ended October 31, 2022?
Assets of all stripes suffered hefty losses for the period as the focus of policymakers on fighting the highest inflation since the 1980s motivated sharp, consistent interest-rate hikes that led to historic losses for U.S. stocks and bonds. European stocks also fared badly due to the region’s close geographical and economic links with the Russian invasion of Ukraine.
With inflationary pressures high across Europe as well as the United States, the Bank of England and European Central Bank joined the U.S. Federal Reserve in raising interest rates. Corporate earnings forecasts were pared back as a jump in input costs continued to squeeze margins. Losses were more modest in Japan thanks to relatively stronger economic prospects and lower inflation. China was held back by restrictive COVID lockdowns across its major cities as well as negative market sentiment.
How did the fund respond to these market conditions?
The fund posted a negative absolute return and underperformed its benchmark largely due to stock selection in the information technology, industrials, and consumer staples sectors. A lack of holdings in the energy sector and weightings in the information technology and consumer staples sectors also detracted. The
TOP 10 HOLDINGS AS OF 10/31/2022 (% of net assets)
UnitedHealth Group, Inc.	4.7
Thermo Fisher Scientific, Inc.	4.1
Visa, Inc., Class A	3.5
The Toro Company	3.1
Boston Scientific Corp.	2.8
Danaher Corp.	2.6
Microsoft Corp.	2.6
Schneider Electric SE	2.5
Fidelity National Financial, Inc.	2.5
Allegion PLC	2.4
TOTAL	30.8
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 10/31/2022 (% of net assets)
United States	62.7
France	6.2
United Kingdom	4.0
Switzerland	3.1
Netherlands	2.4
Ireland	2.4
Denmark	2.3
China	2.3
Japan	2.2
Germany	2.2
TOTAL	89.8
Cash and cash equivalents are not included.
4	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

largest detractor was residential and commercial power generator manufacturer Generac Holdings, Inc. Shares of the company fell after a major customer filed for bankruptcy and it lowered its full year earnings outlook. Other detractors included PayPal Holdings, Inc., Global Payments, Inc., and Match Group, Inc.. Electronic payment and processing providers PayPal and Global Payments suffered from the risk of increasing competition as well as a slower-than-expected recovery in travel and leisure. Match Group, a consolidated holding of online dating applications, struggled with weaker sales and earnings.
Some of the fund’s largest contributors came from the healthcare sector. Managed care provider UnitedHealth Group, Inc. saw its stock rise after reporting increased earnings and forecasting continued growth into 2023. Turning Point Therapeutics, Inc., which develops targeted cancer therapies, saw its stock price climb after Bristol-Myers Squibb Company announced its acquisition in August 2022. Also contributing were Boston Scientific Corp. and Quest Diagnostics, Inc. Other positive contributors to relative performance included payment network Visa, Inc., Toro Company, tech giant NVIDIA Corp., and renewable energy utility NextEra Energy, Inc.
MANAGED BY

Hans Peter Portner, CFA
Gertjan van der Geer
The views expressed in this report are exclusively those of Hans Peter Portner, CFA, and Gertjan van der Geer, Pictet Asset Management SA, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2022

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception (12-14-18)	Since inception (12-14-18)
Class A	-31.56	3.56	14.53
Class C	-29.15	4.17	17.17
Class I1	-27.83	5.20	21.73
Class R6[1]	-27.75	5.29	22.15
Class NAV[1]	-27.67	5.32	22.29
Index†	-19.96	7.37	31.81
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.28	2.03	1.03	0.93	0.92
Net (%)	1.19	1.94	0.94	0.85	0.84
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the MSCI ACWI.
See the following page for footnotes.
6	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Thematic Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI ACWI.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	12-14-18	11,717	11,717	13,181
Class I1	12-14-18	12,173	12,173	13,181
Class R6[1]	12-14-18	12,215	12,215	13,181
Class NAV[1]	12-14-18	12,229	12,229	13,181
The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2022	Ending value on 10-31-2022	Expenses paid during period ended 10-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$892.30	$5.68	1.19%
	Hypothetical example	1,000.00	1,019.20	6.06	1.19%
Class C	Actual expenses/actual returns	1,000.00	889.30	9.24	1.94%
	Hypothetical example	1,000.00	1,015.40	9.86	1.94%
Class I	Actual expenses/actual returns	1,000.00	893.60	4.49	0.94%
	Hypothetical example	1,000.00	1,020.50	4.79	0.94%
Class R6	Actual expenses/actual returns	1,000.00	893.70	4.06	0.85%
	Hypothetical example	1,000.00	1,020.90	4.33	0.85%
Class NAV	Actual expenses/actual returns	1,000.00	894.50	4.01	0.84%
	Hypothetical example	1,000.00	1,021.00	4.28	0.84%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	9

Fund’s investments
AS OF 10-31-22
	Shares	Value
Common stocks 95.8%		$272,023,283
(Cost $262,826,591)
Canada 1.0%		2,802,448
BELLUS Health, Inc. (A)	143,146	1,325,532
Xenon Pharmaceuticals, Inc. (A)	40,386	1,476,916
China 2.3%		6,418,819
Baidu, Inc., ADR (A)	16,235	1,243,114
Baidu, Inc., Class A (A)	111,000	1,064,157
NetEase, Inc.	183,710	2,038,309
Tencent Holdings, Ltd.	78,900	2,073,239
Denmark 2.3%		6,601,401
Novo Nordisk A/S, B Shares	60,713	6,601,401
France 6.2%		17,489,154
EssilorLuxottica SA	25,919	4,098,524
Hermes International	4,865	6,297,186
Schneider Electric SE	56,094	7,093,444
Germany 2.2%		6,307,621
Siemens AG	43,434	4,743,384
Vonovia SE	70,746	1,564,237
Ireland 2.4%		6,749,493
Allegion PLC	64,422	6,749,493
Japan 2.2%		6,355,446
Persol Holdings Company, Ltd.	152,800	3,059,414
Shimano, Inc.	21,300	3,296,032
Luxembourg 1.5%		4,132,540
Eurofins Scientific SE	64,556	4,132,540
Netherlands 2.4%		6,915,347
Argenx SE, ADR (A)	4,447	1,725,125
NXP Semiconductors NV	35,530	5,190,222
Sweden 1.8%		5,266,523
Hexagon AB, B Shares	532,731	5,266,523
Switzerland 3.1%		8,948,738
Garmin, Ltd.	33,449	2,944,850
Roche Holding AG	18,095	6,003,888
Taiwan 1.7%		4,759,415
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	77,326	4,759,415
10	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United Kingdom 4.0%		$11,294,667
Capri Holdings, Ltd. (A)	114,757	5,242,100
Ferguson PLC	55,396	6,052,567
United States 62.7%		177,981,671
Applied Materials, Inc.	72,212	6,375,597
ASGN, Inc. (A)	35,781	3,033,513
Boston Scientific Corp. (A)	183,271	7,900,813
Coherent Corp. (A)	60,988	2,049,807
Comcast Corp., Class A	129,979	4,125,533
Cytokinetics, Inc. (A)	30,280	1,322,025
Danaher Corp.	29,725	7,480,891
Deere & Company	12,203	4,830,191
Electronic Arts, Inc.	36,208	4,560,760
Enphase Energy, Inc. (A)	7,849	2,409,643
Fidelity National Financial, Inc.	179,455	7,066,938
Fidelity National Information Services, Inc.	68,073	5,649,378
Generac Holdings, Inc. (A)	15,594	1,807,501
Horizon Therapeutics PLC (A)	25,982	1,619,198
IDEX Corp.	21,122	4,695,632
Intuit, Inc.	6,920	2,958,300
KLA Corp.	18,375	5,814,769
Korn Ferry	67,656	3,760,997
Match Group, Inc. (A)	48,610	2,099,952
Microsoft Corp.	31,754	7,371,056
NextEra Energy, Inc.	79,088	6,129,320
PayPal Holdings, Inc. (A)	39,752	3,322,472
Pool Corp.	10,695	3,253,740
Quest Diagnostics, Inc.	45,863	6,588,220
Republic Services, Inc.	44,157	5,856,101
salesforce.com, Inc. (A)	28,085	4,566,340
Synopsys, Inc. (A)	17,828	5,215,581
Teradyne, Inc.	32,277	2,625,734
The Toro Company	83,285	8,780,738
Thermo Fisher Scientific, Inc.	22,418	11,522,179
TopBuild Corp. (A)	26,640	4,532,530
UnitedHealth Group, Inc.	23,914	13,275,860
Visa, Inc., Class A	48,406	10,027,787
Zebra Technologies Corp., Class A (A)	18,899	5,352,575

Total investments (Cost $262,826,591) 95.8%	$272,023,283
Other assets and liabilities, net 4.2%	11,930,609
Total net assets 100.0%	$283,953,892

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	11

Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
At 10-31-22, the aggregate cost of investments for federal income tax purposes was $264,601,640. Net unrealized appreciation aggregated to $7,421,643, of which $40,619,426 related to gross unrealized appreciation and $33,197,783 related to gross unrealized depreciation.
12	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-22

Assets
Unaffiliated investments, at value (Cost $262,826,591)	$272,023,283
Cash	12,073,793
Dividends and interest receivable	351,248
Receivable from affiliates	20,472
Other assets	22,340
Total assets	284,491,136
Liabilities
Payable for investments purchased	442,678
Payable to affiliates
Accounting and legal services fees	16,464
Transfer agent fees	220
Trustees’ fees	328
Other liabilities and accrued expenses	77,554
Total liabilities	537,244
Net assets	$283,953,892
Net assets consist of
Paid-in capital	$282,136,586
Total distributable earnings (loss)	1,817,306
Net assets	$283,953,892

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($1,452,186 ÷ 146,091 shares)[1]	$9.94
Class C ($109,920 ÷ 11,314 shares)[1]	$9.72
Class I ($680,866 ÷ 68,153 shares)	$9.99
Class R6 ($93,611 ÷ 9,360 shares)	$10.00
Class NAV ($281,617,309 ÷ 28,145,461 shares)	$10.01
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.46

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Thematic Opportunities Fund	13

STATEMENT OF OPERATIONS For the year ended 10-31-22

Investment income
Dividends	$3,881,476
Interest	26,636
Securities lending	9,422
Less foreign taxes withheld	(201,220)
Total investment income	3,716,314
Expenses
Investment management fees	2,692,806
Distribution and service fees	11,073
Accounting and legal services fees	50,032
Transfer agent fees	3,569
Trustees’ fees	6,240
Custodian fees	86,617
State registration fees	49,766
Professional fees	66,552
Other	4,215
Total expenses	2,970,870
Less expense reductions	(180,333)
Net expenses	2,790,537
Net investment income	925,777
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(7,550,687)
Affiliated investments	(1,391)
(7,552,078)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(99,477,619)
Affiliated investments	13
(99,477,606)
Net realized and unrealized loss	(107,029,684)
Decrease in net assets from operations	$(106,103,907)
14	JOHN HANCOCK Global Thematic Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-22	Year ended 10-31-21
Increase (decrease) in net assets
From operations
Net investment income	$925,777	$674,033
Net realized gain (loss)	(7,552,078)	36,650,670
Change in net unrealized appreciation (depreciation)	(99,477,606)	57,104,991
Increase (decrease) in net assets resulting from operations	(106,103,907)	94,429,694
Distributions to shareholders
From earnings
Class A	(131,664)	(54,579)
Class C	(103,698)	(21,456)
Class I	(43,187)	(7,881)
Class R6	(11,783)	(6,028)
Class NAV	(36,666,879)	(21,760,929)
Total distributions	(36,957,211)	(21,850,873)
From fund share transactions	26,177,739	(4,976,594)
Total increase (decrease)	(116,883,379)	67,602,227
Net assets
Beginning of year	400,837,271	333,235,044
End of year	$283,953,892	$400,837,271
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Thematic Opportunities Fund	15

Financial highlights
CLASS A SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$15.23	$12.56	$12.04	$10.00
Net investment income (loss)[2]	(0.01)	(0.03)	0.06	0.04
Net realized and unrealized gain (loss) on investments	(3.85)	3.49	0.92	2.00
Total from investment operations	(3.86)	3.46	0.98	2.04
Less distributions
From net investment income	—	(0.05)	(0.06)	—
From net realized gain	(1.43)	(0.74)	(0.40)	—
Total distributions	(1.43)	(0.79)	(0.46)	—
Net asset value, end of period	$9.94	$15.23	$12.56	$12.04
Total return (%)[3,4]	(27.96)	28.39	8.30	20.40[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.26	1.28	1.33	1.37[6]
Expenses including reductions	1.19	1.19	1.19	1.19[6]
Net investment income (loss)	(0.05)	(0.20)	0.48	0.39[6]
Portfolio turnover (%)	48	43	58	59

[1]	Period from 12-14-18 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
16	JOHN HANCOCK Global Thematic Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$15.03	$12.44	$11.96	$10.00
Net investment loss[2]	(0.10)	(0.15)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	(3.78)	3.48	0.91	1.99
Total from investment operations	(3.88)	3.33	0.88	1.96
Less distributions
From net realized gain	(1.43)	(0.74)	(0.40)	—
Net asset value, end of period	$9.72	$15.03	$12.44	$11.96
Total return (%)[3,4]	(28.51)	27.48	7.50	19.60[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[6]	$1	$—[6]	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.01	2.03	2.08	2.12[7]
Expenses including reductions	1.94	1.94	1.94	1.94[7]
Net investment loss	(0.77)	(1.01)	(0.22)	(0.30)[7]
Portfolio turnover (%)	48	43	58	59

[1]	Period from 12-14-18 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Thematic Opportunities Fund	17

CLASS I SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$15.27	$12.59	$12.07	$10.00
Net investment income (loss)[2]	0.03	(0.01)	0.08	0.07
Net realized and unrealized gain (loss) on investments	(3.88)	3.51	0.93	2.00
Total from investment operations	(3.85)	3.50	1.01	2.07
Less distributions
From net investment income	—[3]	(0.08)	(0.09)	—
From net realized gain	(1.43)	(0.74)	(0.40)	—
Total distributions	(1.43)	(0.82)	(0.49)	—
Net asset value, end of period	$9.99	$15.27	$12.59	$12.07
Total return (%)[4]	(27.83)	28.77	8.53	20.70[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$—[6]	$—[6]	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	1.03	1.08	1.12[7]
Expenses including reductions	0.94	0.93	0.94	0.94[7]
Net investment income (loss)	0.28	(0.07)	0.69	0.73[7]
Portfolio turnover (%)	48	43	58	59

[1]	Period from 12-14-18 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the period.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
18	JOHN HANCOCK Global Thematic Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$15.29	$12.60	$12.07	$10.00
Net investment income[2]	0.03	0.02	0.09	0.08
Net realized and unrealized gain (loss) on investments	(3.87)	3.51	0.94	1.99
Total from investment operations	(3.84)	3.53	1.03	2.07
Less distributions
From net investment income	(0.02)	(0.10)	(0.10)	—
From net realized gain	(1.43)	(0.74)	(0.40)	—
Total distributions	(1.45)	(0.84)	(0.50)	—
Net asset value, end of period	$10.00	$15.29	$12.60	$12.07
Total return (%)[3]	(27.75)	28.85	8.70	20.70[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[5]	$—[5]	$—[5]	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.90	0.93	0.97	1.01[6]
Expenses including reductions	0.85	0.85	0.85	0.85[6]
Net investment income	0.28	0.16	0.79	0.82[6]
Portfolio turnover (%)	48	43	58	59

[1]	Period from 12-14-18 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Thematic Opportunities Fund	19

CLASS NAV SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$15.29	$12.60	$12.08	$10.00
Net investment income[2]	0.03	0.03	0.09	0.09
Net realized and unrealized gain (loss) on investments	(3.86)	3.49	0.93	1.99
Total from investment operations	(3.83)	3.52	1.02	2.08
Less distributions
From net investment income	(0.02)	(0.09)	(0.10)	—
From net realized gain	(1.43)	(0.74)	(0.40)	—
Total distributions	(1.45)	(0.83)	(0.50)	—
Net asset value, end of period	$10.01	$15.29	$12.60	$12.08
Total return (%)[3]	(27.67)	28.86	8.62	20.80[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$282	$398	$332	$362
Ratios (as a percentage of average net assets):
Expenses before reductions	0.89	0.92	0.96	1.00[5]
Expenses including reductions	0.84	0.84	0.84	0.84[5]
Net investment income	0.28	0.18	0.78	0.88[5]
Portfolio turnover (%)	48	43	58	59

[1]	Period from 12-14-18 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized.
20	JOHN HANCOCK Global Thematic Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Global Thematic Opportunities Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek growth through capital appreciation by investing mainly in equities of companies that may benefit from global long-term market themes.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee,
ANNUAL REPORT | JOHN HANCOCK Global Thematic Opportunities Fund	21

following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2022, by major security category or type:
	Total value at 10-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Canada	$2,802,448	$2,802,448	—	—
China	6,418,819	1,243,114	$5,175,705	—
Denmark	6,601,401	—	6,601,401	—
France	17,489,154	—	17,489,154	—
Germany	6,307,621	—	6,307,621	—
Ireland	6,749,493	6,749,493	—	—
Japan	6,355,446	—	6,355,446	—
Luxembourg	4,132,540	—	4,132,540	—
Netherlands	6,915,347	6,915,347	—	—
Sweden	5,266,523	—	5,266,523	—
Switzerland	8,948,738	2,944,850	6,003,888	—
Taiwan	4,759,415	4,759,415	—	—
United Kingdom	11,294,667	11,294,667	—	—
United States	177,981,671	177,981,671	—	—
Total investments in securities	$272,023,283	$214,691,005	$57,332,278	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
22	JOHN HANCOCK Global Thematic Opportunities Fund | ANNUAL REPORT

Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral. Effective November 19, 2021, JHCT converted to a prime money market fund.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of October 31, 2022, there were no securities on loan.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
ANNUAL REPORT | JOHN HANCOCK Global Thematic Opportunities Fund	23

Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2022 were $4,193.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2022, the fund has a short-term capital loss carryforward of $6,286,913 and a long-term capital loss carryforward of $63,976 available to offset future net realized capital gains. These carryforwards do not expire.
As of October 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2022 and 2021 was as follows:
	October 31, 2022	October 31, 2021
Ordinary income	$7,660,978	$8,690,233
Long-term capital gains	29,296,233	13,160,640
Total	$36,957,211	$21,850,873
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2022, the components of distributable earnings on a tax basis consisted of $762,531 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
24	JOHN HANCOCK Global Thematic Opportunities Fund | ANNUAL REPORT

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.840% of the first $250 million of the fund’s aggregate average daily net assets; (b) 0.815% of the next $250 million of the fund’s aggregate average daily net assets and (c) 0.790% of the next $500 million of the fund’s aggregate average daily net assets. When aggregate net assets exceed $1 billion, but are less than or equal to $2 billion, the advisory fee rate is 0.750% on all net assets of the fund. When aggregate net assets exceed $2 billion, the advisory fee rate is 0.730% on all net assets of the fund. Aggregate net assets include the net assets of the fund, Manulife Global Thematic Opportunities Fund (a Canadian mutual fund trust), and Manulife Global Thematic Opportunities Class (a class of mutual fund shares of Manulife Investment Exchange Funds Corp.) (Canadian Class), excluding the Canadian Class invested in the Manulife Global Thematic Opportunities Fund. The Advisor has a subadvisory agreement with Pictet Asset Management SA. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.84% of average daily net assets, and expenses of Class A, Class C, and Class I shares exceed 1.19%, 1.94%, and 0.94%, respectively, of average daily net assets attributable to the class. Expenses of the fund means all expenses of the fund excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. Expenses of Class A, Class C, and Class I shares means all expenses of the fund attributable to the applicable class plus class-specific expenses. Each agreement expires on February 28, 2023, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at that time.
ANNUAL REPORT | JOHN HANCOCK Global Thematic Opportunities Fund	25

For the year ended October 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$1,021
Class C	485
Class I	560
Class	Expense reduction
Class R6	$57
Class NAV	178,210
Total	$180,333

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2022, were equivalent to a net annual effective rate of 0.76% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2022, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $3,051 for the year ended October 31, 2022. Of this amount, $677 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $2,374 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2022, there were no CDSCs received by the Distributor for Class A and Class C shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6
26	JOHN HANCOCK Global Thematic Opportunities Fund | ANNUAL REPORT

Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$3,888	$1,793
Class C	7,185	825
Class I	—	941
Class R6	—	10
Total	$11,073	$3,569
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$1,500,000	1	0.54%	$(22)
Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2022 and 2021 were as follows:
	Year Ended 10-31-22		Year Ended 10-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	75,058	$938,289	36,013	$525,062
Distributions reinvested	9,555	131,664	4,043	54,579
Repurchased	(28,381)	(321,370)	(17,496)	(255,777)
Net increase	56,232	$748,583	22,560	$323,864
Class C shares
Sold	756	$9,000	50,074	$739,871
Distributions reinvested	7,647	103,698	1,326	17,762
Repurchased	(69,896)	(730,451)	(6,148)	(86,749)
Net increase (decrease)	(61,493)	$(617,753)	45,252	$670,884
ANNUAL REPORT | JOHN HANCOCK Global Thematic Opportunities Fund	27

	Year Ended 10-31-22		Year Ended 10-31-21
	Shares	Amount	Shares	Amount
Class I shares
Sold	94,883	$1,241,022	22,812	$343,026
Distributions reinvested	2,606	36,015	279	3,763
Repurchased	(58,803)	(694,777)	—	—
Net increase	38,686	$582,260	23,091	$346,789
Class R6 shares
Sold	1,018	$12,000	723	$10,500
Distributions reinvested	329	4,546	137	1,856
Net increase	1,347	$16,546	860	$12,356
Class NAV shares
Sold	787,385	$8,271,517	387,290	$5,722,008
Distributions reinvested	2,651,257	36,666,879	1,610,727	21,760,929
Repurchased	(1,302,750)	(19,490,293)	(2,322,838)	(33,813,424)
Net increase (decrease)	2,135,892	$25,448,103	(324,821)	$(6,330,487)
Total net increase (decrease)	2,170,664	$26,177,739	(233,058)	$(4,976,594)
Affiliates of the fund owned 53% and 100% of shares of Class R6 and Class NAV, respectively, on October 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $152,703,216 and $163,314,676, respectively, for the year ended October 31, 2022.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2022, funds within the John Hancock group of funds complex held 99.2% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	49.9%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	27.0%
28	JOHN HANCOCK Global Thematic Opportunities Fund | ANNUAL REPORT

Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	22.3%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	—	$249,618	$22,895,903	$(23,144,143)	$(1,391)	$13	$9,422	—	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
ANNUAL REPORT | JOHN HANCOCK Global Thematic Opportunities Fund	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Global Thematic Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Global Thematic Opportunities Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 and for the period December 14, 2018 (commencement of operations) through October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 and for the period December 14, 2018 (commencement of operations) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
30	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $29,296,233 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	31

SHAREHOLDER MEETING

(Unaudited)
The fund held a Special Joint Meeting of Shareholders on Friday, September 9, 2022. The following proposal was considered by the shareholders:
Proposal: To elect eight Trustees as members of the Board of Trustees of each of the Trusts.
THE PROPOSAL PASSED ON September 9, 2022.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	930,432,312.451	29,179,649.679
Frances G. Rathke	931,340,368.276	28,271,593.854
Noni L. Ellison	931,852,358.590	27,759,603.540
Dean C. Garfield	931,587,791.505	28,024,170.625
Patricia Lizarraga	931,662,411.746	27,949,550.384

Non-Independent Trustees
Andrew G. Arnott	931,573,268.898	28,038,693.232
Marianne Harrison	932,138,670.225	27,473,291.905
Paul Lorentz	931,257,810.391	28,354,151.739
32	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Pictet Asset Management SA (the Subadvisor), for John Hancock Global Thematic Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	33

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
34	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group median for the three-year period ended December 31, 2021. The Board also noted that the fund underperformed its benchmark index and peer group median for the one-year period ended December 31, 2021. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark and peer group median for the three-year period. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses for the fund are lower than the peer group median.
ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	35

The Board took into account management’s discussion of the fund’s expenses. The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
36	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its
ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	37

operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
38	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	39

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	183
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	183
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	1986	183
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	183
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
40	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022)
Deborah C. Jackson, Born: 1952	2008	183
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	1994	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	41

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	183
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	183
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

42	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	43

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Pictet Asset Management SA
Portfolio Managers
Hans Peter Portner, CFA
Gertjan van der Geer
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
44	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Global Thematic Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2574481	471A 10/22
12/2022

Annual report
John Hancock
Infrastructure Fund
Alternative
October 31, 2022

A message to shareholders
Dear shareholders,
The world equity markets suffered sizable losses and high volatility during the 12 months ended October 31, 2022. Persistently high inflation prompted the U.S. Federal Reserve and other major central banks to tighten monetary policy aggressively, leading to a sharp rise in bond yields across the globe. Russia’s invasion of Ukraine, which exacerbated stress in global supply chains and raised concerns about the potential for an energy crisis in Europe, also weighed heavily on sentiment. Worries about China’s policy direction fueled a large downturn in the nation’s market and pressured the outlook for global growth more broadly. In combination, these developments depressed corporate earnings estimates and led to a compression of valuations.
While nearly all market segments lost ground in the sell-off, Europe, the emerging markets, and mega-cap U.S. technology-related stocks were hit particularly hard. On the other hand, energy stocks and resource-heavy nations held up reasonably well in the downturn thanks to the rally in crude oil prices.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Infrastructure Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
12	Financial statements
15	Financial highlights
20	Notes to financial statements
29	Report of independent registered public accounting firm
30	Tax information
31	Shareholder meeting
32	Evaluation of advisory and subadvisory agreements by the Board of Trustees
39	Trustees and Officers
43	More information
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks total return from capital appreciation and income, with an emphasis on absolute returns over a full market cycle.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2022 (%)

The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Infrastructure stocks posted negative absolute returns
While the sector was pressured by the downturn in global equities, it outpaced the broader market due to its defensive characteristics.
The fund posted a loss but outperformed its benchmark, the MSCI ACWI
A large weighting in the utilities sector was the primary driver of positive relative performance.
Stock selection had a neutral effect on performance
The strong showing for a number of utility stocks helped results, but the benefit was largely offset by positions in companies that were hurt by broader macroeconomic factors.
SECTOR COMPOSITION AS OF 10/31/2022 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	3

Management’s discussion of fund performance
Can you describe the market environment during the 12 months ended October 31, 2022?
The world equity markets lost ground in the period, due largely to the challenging backdrop of high inflation and aggressive interest-rate increases by the world’s central banks. Russia’s invasion of Ukraine, which exacerbated stress in global supply chains and raised concerns about the potential for an energy crisis in Europe, also weighed heavily on sentiment. In addition, worries about China’s policy direction fueled a downturn in the nation’s market and pressured the outlook for global growth more broadly.
Infrastructure stocks, while losing ground in absolute terms, performed better than other industries in this difficult environment. The segment benefited from its large weighting in businesses whose services remained necessary even in times of slow growth, including utilities companies. Many stocks in the industry were positioned to benefit from rising energy prices, which was a further plus. Not least, many companies’ high current cash flows helped reduce their vulnerability to higher inflation and rising interest rates.
TOP 10 HOLDINGS AS OF 10/31/2022 (% of net assets)
The AES Corp.	4.4
Sempra Energy	3.8
Vinci SA	3.8
Nippon Telegraph & Telephone Corp.	3.7
Canadian National Railway Company	3.7
KDDI Corp.	3.6
Engie SA	3.5
American Electric Power Company, Inc.	3.5
Exelon Corp.	3.4
SK Telecom Company, Ltd.	3.3
TOTAL	36.7
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 10/31/2022 (% of net assets)
United States	43.1
Canada	12.5
China	7.8
France	7.3
Japan	7.3
Spain	6.9
South Korea	3.3
United Kingdom	3.1
Brazil	2.9
Germany	2.7
TOTAL	96.9
Cash and cash equivalents are not included.
4	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

What aspects of the fund’s positioning helped and hurt relative performance?
The fund outperformed its benchmark, thanks primarily to a large overweight in utilities. Although the sector lost ground its more defensive companies were attractive to investors. The fund also benefited from the gains for three individual holdings. Cia de Saneamento Basico do Estado de São Paulo, a Brazilian water and waste management company, was the strongest performer. The company reported better-than-expected earnings and revenues, boosting its shares. Constellation Energy Corp. also delivered a strong gain. The stock advanced along with those of other U.S. renewable energy companies after the Inflation Reduction Act of 2022 pledged more than $350 billion in climate investments over the next decade. The U.S. utility company Sempra Energy, which rallied on better-than-expected results and positive forward guidance, was another leading contributor.
Holdings in the U.S. cable providers Charter Communications, Inc. and Comcast Corp. underperformed considerably due to concerns about the longer-term impact of cord cutting; we eliminated the fund’s positions in both holdings. Cellnex Telecom SA, based in Spain, was another detractor in the communication services sector as the stock came under pressure from the slowdown in the European economy and the general weakness in the shares of faster-growing companies. Broader factors also weighed on the fund’s positions in China Longyuan Power Group Corp., Ltd. and China Gas Holdings Ltd. Both stocks fell in sympathy with the Chinese equity market on fears that continued COVID-19 lockdowns would hamper economic activity. We sold the fund’s holdings in China Gas Holdings prior to period end.
MANAGED BY

G. Thomas Levering
The views expressed in this report are exclusively those of G. Thomas Levering, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	Since inception (12-20-13)	5-year	Since inception (12-20-13)	as of 10-31-22	as of 10-31-22
Class A	-18.54	2.48	4.47	13.01	47.30	1.57	1.56
Class C1	-15.65	2.81	4.37	14.88	46.13	0.98	0.97
Class I2	-13.96	3.87	5.39	20.88	59.29	1.94	1.94
Class R6[2]	-13.91	3.96	5.51	21.41	60.82	2.06	2.05
Class NAV[2]	-13.90	3.97	5.52	21.47	61.03	2.07	2.06
Index††	-19.96	5.24	6.43	29.09	73.77	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.29	1.99	0.99	0.88	0.87
Net (%)	1.28	1.98	0.98	0.87	0.86
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the MSCI ACWI.
See the following page for footnotes.
6	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Infrastructure Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI ACWI.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	12-20-13	14,613	14,613	17,377
Class I2	12-20-13	15,929	15,929	17,377
Class R6[2]	12-20-13	16,082	16,082	17,377
Class NAV[2]	12-20-13	16,103	16,103	17,377
The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class C shares were first offered on 5-16-14. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2022	Ending value on 10-31-2022	Expenses paid during period ended 10-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$895.30	$5.97	1.25%
	Hypothetical example	1,000.00	1,018.90	6.36	1.25%
Class C	Actual expenses/actual returns	1,000.00	892.00	9.30	1.95%
	Hypothetical example	1,000.00	1,015.40	9.91	1.95%
Class I	Actual expenses/actual returns	1,000.00	897.00	4.54	0.95%
	Hypothetical example	1,000.00	1,020.40	4.84	0.95%
Class R6	Actual expenses/actual returns	1,000.00	897.00	4.06	0.85%
	Hypothetical example	1,000.00	1,020.90	4.33	0.85%
Class NAV	Actual expenses/actual returns	1,000.00	897.70	4.02	0.84%
	Hypothetical example	1,000.00	1,021.00	4.28	0.84%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	9

Fund’s investments
AS OF 10-31-22
	Shares	Value
Common stocks 98.2%		$695,665,908
(Cost $687,318,015)
Brazil 2.9%		20,288,913
Cia de Saneamento Basico do Estado de Sao Paulo	1,743,800	20,288,913
Canada 12.5%		88,364,363
Canadian National Railway Company	219,609	26,017,464
Enbridge, Inc.	604,957	23,570,388
Pembina Pipeline Corp.	563,933	18,619,082
TC Energy Corp.	458,915	20,157,429
China 7.8%		55,393,651
China Longyuan Power Group Corp., Ltd., H Shares	19,851,068	22,683,221
ENN Energy Holdings, Ltd.	1,137,900	11,313,052
Shanghai International Airport Company, Ltd., Class A (A)	2,924,200	21,397,378
France 7.3%		51,869,104
Electricite de France SA	6,921	81,737
Engie SA	1,931,372	25,094,996
Vinci SA	290,018	26,692,371
Germany 2.7%		18,953,234
RWE AG	492,354	18,953,234
Italy 1.3%		9,574,119
Enel SpA	2,143,133	9,574,119
Japan 7.3%		51,578,507
KDDI Corp.	855,100	25,274,165
Nippon Telegraph & Telephone Corp.	953,723	26,304,342
South Korea 3.3%		23,628,656
SK Telecom Company, Ltd.	672,382	23,628,656
Spain 6.9%		48,944,275
Acciona SA	48,667	8,763,057
Cellnex Telecom SA (A)(B)	600,607	19,658,007
Iberdrola SA	2,018,159	20,523,211
United Kingdom 3.1%		21,636,208
National Grid PLC	1,985,863	21,636,208
United States 43.1%		305,434,878
American Electric Power Company, Inc.	285,311	25,084,543
American Tower Corp.	108,407	22,460,846
Atmos Energy Corp.	206,069	21,956,652
Berkshire Hathaway, Inc., Class B (A)	76,707	22,635,469
Constellation Energy Corp.	219,063	20,710,216
10	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
Duke Energy Corp.	233,826	$21,787,907
Edison International	368,078	22,099,403
Exelon Corp.	619,215	23,895,507
FirstEnergy Corp.	555,199	20,936,554
Public Service Enterprise Group, Inc.	186,554	10,460,083
Sempra Energy	180,336	27,219,916
Sun Communities, Inc.	161,742	21,810,909
Targa Resources Corp.	193,409	13,223,373
The AES Corp.	1,190,883	31,153,500

	Par value^	Value
Short-term investments 1.6%		$11,200,000
(Cost $11,200,000)
Repurchase agreement 1.6%		11,200,000
Royal Bank of Scotland Tri-Party Repurchase Agreement dated 10-31-22 at 3.000% to be repurchased at $11,200,933 on 11-1-22, collateralized by $7,740,900 U.S. Treasury Bonds, 1.125% - 7.500% due 11-15-24 to 11-15-49 (valued at $6,482,089) and $5,168,500 U.S. Treasury Notes, 3.250% due 6-30-29 (valued at $4,941,963)	11,200,000	11,200,000

Total investments (Cost $698,518,015) 99.8%	$706,865,908
Other assets and liabilities, net 0.2%	1,472,136
Total net assets 100.0%	$708,338,044

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
At 10-31-22, the aggregate cost of investments for federal income tax purposes was $713,822,896. Net unrealized depreciation aggregated to $6,956,988, of which $34,780,200 related to gross unrealized appreciation and $41,737,188 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	11

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-22

Assets
Unaffiliated investments, at value (Cost $698,518,015)	$706,865,908
Cash	5,440
Dividends and interest receivable	1,699,285
Receivable for fund shares sold	929,233
Receivable for securities lending income	26
Other assets	42,236
Total assets	709,542,128
Liabilities
Foreign currency overdraft, at value (cost $84,729)	82,737
Payable for investments purchased	158,023
Payable for fund shares repurchased	659,907
Payable to affiliates
Accounting and legal services fees	43,090
Transfer agent fees	50,452
Trustees’ fees	660
Other liabilities and accrued expenses	209,215
Total liabilities	1,204,084
Net assets	$708,338,044
Net assets consist of
Paid-in capital	$753,294,115
Total distributable earnings (loss)	(44,956,071)
Net assets	$708,338,044

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($64,174,950 ÷ 5,315,021 shares)[1]	$12.07
Class C ($10,798,257 ÷ 906,476 shares)[1]	$11.91
Class I ($445,487,973 ÷ 36,861,304 shares)	$12.09
Class R6 ($111,802,307 ÷ 9,231,217 shares)	$12.11
Class NAV ($76,074,557 ÷ 6,282,722 shares)	$12.11
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.71

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
12	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-22

Investment income
Dividends	$20,981,385
Interest	146,528
Non-cash dividends	1,852,155
Securities lending	124,205
Less foreign taxes withheld	(1,955,044)
Total investment income	21,149,229
Expenses
Investment management fees	5,700,725
Distribution and service fees	321,600
Accounting and legal services fees	117,811
Transfer agent fees	656,164
Trustees’ fees	13,247
Custodian fees	211,826
State registration fees	118,647
Professional fees	59,526
Other	30,240
Total expenses	7,229,786
Less expense reductions	(60,570)
Net expenses	7,169,216
Net investment income	13,980,013
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(39,496,104)
Affiliated investments	(10,077)
Capital gain distributions received from affiliated investments	658
(39,505,523)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(86,530,271)
(86,530,271)
Net realized and unrealized loss	(126,035,794)
Decrease in net assets from operations	$(112,055,781)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	13

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-22	Year ended 10-31-21
Increase (decrease) in net assets
From operations
Net investment income	$13,980,013	$9,205,812
Net realized gain (loss)	(39,505,523)	26,031,913
Change in net unrealized appreciation (depreciation)	(86,530,271)	88,645,910
Increase (decrease) in net assets resulting from operations	(112,055,781)	123,883,635
Distributions to shareholders
From earnings
Class A	(4,213,098)	(860,403)
Class C	(702,758)	(105,679)
Class I	(30,962,148)	(7,340,098)
Class R6	(7,153,988)	(1,405,309)
Class NAV	(5,360,320)	(1,804,600)
Total distributions	(48,392,312)	(11,516,089)
From fund share transactions	172,112,111	170,079,814
Total increase	11,664,018	282,447,360
Net assets
Beginning of year	696,674,026	414,226,666
End of year	$708,338,044	$696,674,026
14	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$15.03	$11.99	$13.39	$11.60	$12.20
Net investment income[1]	0.22	0.19	0.19	0.21	0.20
Net realized and unrealized gain (loss) on investments	(2.27)	3.11	(1.00)	2.02	(0.58)
Total from investment operations	(2.05)	3.30	(0.81)	2.23	(0.38)
Less distributions
From net investment income	(0.42)	(0.20)	(0.19)	(0.20)	(0.18)
From net realized gain	(0.49)	(0.06)	(0.40)	(0.24)	(0.04)
Total distributions	(0.91)	(0.26)	(0.59)	(0.44)	(0.22)
Net asset value, end of period	$12.07	$15.03	$11.99	$13.39	$11.60
Total return (%)[2,3]	(14.26)	27.67	(6.23)	19.69	(3.20)
Ratios and supplemental data
Net assets, end of period (in millions)	$64	$63	$33	$24	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.25	1.29	1.32	1.35	1.46
Expenses including reductions	1.25	1.28	1.31	1.31	1.36
Net investment income	1.63	1.35	1.55	1.66	1.65
Portfolio turnover (%)	33	27	34	26	19

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the period.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	15

CLASS C SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$14.85	$11.86	$13.26	$11.50	$12.11
Net investment income[1]	0.13	0.09	0.11	0.12	0.11
Net realized and unrealized gain (loss) on investments	(2.24)	3.07	(1.00)	2.01	(0.58)
Total from investment operations	(2.11)	3.16	(0.89)	2.13	(0.47)
Less distributions
From net investment income	(0.34)	(0.11)	(0.11)	(0.13)	(0.10)
From net realized gain	(0.49)	(0.06)	(0.40)	(0.24)	(0.04)
Total distributions	(0.83)	(0.17)	(0.51)	(0.37)	(0.14)
Net asset value, end of period	$11.91	$14.85	$11.86	$13.26	$11.50
Total return (%)[2,3]	(14.85)	26.81	(6.92)	18.93	(3.90)
Ratios and supplemental data
Net assets, end of period (in millions)	$11	$12	$6	$6	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.95	1.99	2.02	2.05	2.16
Expenses including reductions	1.95	1.98	2.01	2.01	2.06
Net investment income	0.99	0.66	0.89	0.94	0.91
Portfolio turnover (%)	33	27	34	26	19

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the period.
[3]	Does not reflect the effect of sales charges, if any.
16	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$15.05	$12.00	$13.41	$11.61	$12.21
Net investment income[1]	0.26	0.24	0.23	0.26	0.28
Net realized and unrealized gain (loss) on investments	(2.27)	3.11	(1.01)	2.02	(0.63)
Total from investment operations	(2.01)	3.35	(0.78)	2.28	(0.35)
Less distributions
From net investment income	(0.46)	(0.24)	(0.23)	(0.24)	(0.21)
From net realized gain	(0.49)	(0.06)	(0.40)	(0.24)	(0.04)
Total distributions	(0.95)	(0.30)	(0.63)	(0.48)	(0.25)
Net asset value, end of period	$12.09	$15.05	$12.00	$13.41	$11.61
Total return (%)[2]	(13.96)	28.12	(5.99)	20.13	(2.89)
Ratios and supplemental data
Net assets, end of period (in millions)	$445	$463	$246	$213	$61
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95	0.99	1.02	1.05	1.18
Expenses including reductions	0.95	0.98	1.00	1.00	1.02
Net investment income	1.93	1.67	1.85	2.08	2.38
Portfolio turnover (%)	33	27	34	26	19

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the period.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	17

CLASS R6 SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$15.08	$12.02	$13.43	$11.63	$12.23
Net investment income[1]	0.23	0.25	0.25	0.27	0.24
Net realized and unrealized gain (loss) on investments	(2.23)	3.12	(1.02)	2.02	(0.58)
Total from investment operations	(2.00)	3.37	(0.77)	2.29	(0.34)
Less distributions
From net investment income	(0.48)	(0.25)	(0.24)	(0.25)	(0.22)
From net realized gain	(0.49)	(0.06)	(0.40)	(0.24)	(0.04)
Total distributions	(0.97)	(0.31)	(0.64)	(0.49)	(0.26)
Net asset value, end of period	$12.11	$15.08	$12.02	$13.43	$11.63
Total return (%)[2]	(13.91)	28.28	(5.88)	20.18	(2.81)
Ratios and supplemental data
Net assets, end of period (in millions)	$112	$77	$53	$50	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.88	0.91	0.94	1.07
Expenses including reductions	0.84	0.87	0.90	0.92	0.97
Net investment income	1.68	1.75	1.97	2.11	2.01
Portfolio turnover (%)	33	27	34	26	19

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the period.
18	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$15.08	$12.02	$13.43	$11.63	$12.23
Net investment income[1]	0.29	0.25	0.24	0.26	0.24
Net realized and unrealized gain (loss) on investments	(2.29)	3.12	(1.01)	2.03	(0.58)
Total from investment operations	(2.00)	3.37	(0.77)	2.29	(0.34)
Less distributions
From net investment income	(0.48)	(0.25)	(0.24)	(0.25)	(0.22)
From net realized gain	(0.49)	(0.06)	(0.40)	(0.24)	(0.04)
Total distributions	(0.97)	(0.31)	(0.64)	(0.49)	(0.26)
Net asset value, end of period	$12.11	$15.08	$12.02	$13.43	$11.63
Total return (%)[2]	(13.90)	28.29	(5.87)	20.19	(2.80)
Ratios and supplemental data
Net assets, end of period (in millions)	$76	$82	$76	$84	$86
Ratios (as a percentage of average net assets):
Expenses before reductions	0.84	0.87	0.90	0.93	1.05
Expenses including reductions	0.83	0.86	0.89	0.92	0.96
Net investment income	2.15	1.76	1.95	2.06	2.00
Portfolio turnover (%)	33	27	34	26	19

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the period.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	19

Notes to financial statements
Note 1—Organization
John Hancock Infrastructure Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return from capital appreciation and income, with an emphasis on absolute returns over a full market cycle.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities
20	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT

between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2022, by major security category or type:
	Total value at 10-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Brazil	$20,288,913	$20,288,913	—	—
Canada	88,364,363	88,364,363	—	—
China	55,393,651	—	$55,393,651	—
France	51,869,104	—	51,869,104	—
Germany	18,953,234	—	18,953,234	—
Italy	9,574,119	—	9,574,119	—
Japan	51,578,507	—	51,578,507	—
South Korea	23,628,656	—	23,628,656	—
Spain	48,944,275	—	48,944,275	—
United Kingdom	21,636,208	—	21,636,208	—
United States	305,434,878	305,434,878	—	—
Short-term investments	11,200,000	—	11,200,000	—
Total investments in securities	$706,865,908	$414,088,154	$292,777,754	—
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	21

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral. Effective November 19, 2021, JHCT converted to a prime money market fund.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of October 31, 2022, there were no securities on loan.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign
22	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT

currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments or on exposures to investments in companies located in certain foreign countries, such as China. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People’s Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the fund’s performance.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2022 were $5,534.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	23

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2022, the fund has a short-term capital loss carryforward of $27,708,898 and a long-term capital loss carryforward of $11,870,267 available to offset future net realized capital gains. These carryforwards do not expire.
As of October 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2022 and 2021 was as follows:
	October 31, 2022	October 31, 2021
Ordinary income	$24,152,217	$9,430,676
Long-term capital gains	24,240,095	2,085,413
Total	$48,392,312	$11,516,089
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2022, the components of distributable earnings on a tax basis consisted of $848,350 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and different treatment for corporate action.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.800% of the first $250 million of the fund’s aggregate average daily net assets and (b) 0.750% of fund’s aggregate average daily
24	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT

net assets in excess of $250 million. Aggregate net assets include the net assets of the fund and the portion of the net assets of John Hancock Diversified Real Assets Fund, a series of John Hancock Investment Trust, subadvised by Wellington Management Company LLP in the Infrastructure approach. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agreed to reduce its management fee or, if necessary make payment to Class A, Class C, Class I, Class R6 and Class NAV shares, in an amount equal to the amount by which the expenses of Class A, Class C, Class I, Class R6 and Class NAV shares, as applicable, exceed 1.31%, 2.01%, 1.00%, 0.92% and 0.92%, respectively, of the average daily net assets attributable to the class. For purposes of this agreement, “expenses of Class A, Class C, Class I, Class R6 and Class NAV shares” means all expenses of the applicable class excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees paid indirectly, borrowing costs, prime brokerage fees, and short dividend expenses. This agreement expires on February 28, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$5,470
Class C	976
Class I	39,082
Class	Expense reduction
Class R6	$8,717
Class NAV	6,325
Total	$60,570

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2022, were equivalent to a net annual effective rate of 0.76% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2022, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%
ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	25

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $215,454 for the year ended October 31, 2022. Of this amount, $33,771 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $181,683 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2022, CDSCs received by the Distributor amounted to $1,399 and $2,540 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$201,928	$77,618
Class C	119,672	13,794
Class I	—	554,971
Class R6	—	9,781
Total	$321,600	$656,164
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$7,400,000	2	1.625%	$668
26	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT

Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2022 and 2021 were as follows:
	Year Ended 10-31-22		Year Ended 10-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,025,592	$27,709,972	2,071,929	$29,666,085
Distributions reinvested	307,611	4,185,603	60,788	857,881
Repurchased	(1,224,810)	(16,304,441)	(652,355)	(9,233,453)
Net increase	1,108,393	$15,591,134	1,480,362	$21,290,513
Class C shares
Sold	210,028	$2,892,655	374,855	$5,313,101
Distributions reinvested	52,135	702,758	7,622	105,679
Repurchased	(160,827)	(2,156,310)	(100,987)	(1,392,867)
Net increase	101,336	$1,439,103	281,490	$4,025,913
Class I shares
Sold	16,696,562	$228,918,364	15,836,901	$226,076,557
Distributions reinvested	1,853,883	25,181,513	407,141	5,756,609
Repurchased	(12,442,522)	(166,094,417)	(6,009,324)	(84,749,019)
Net increase	6,107,923	$88,005,460	10,234,718	$147,084,147
Class R6 shares
Sold	5,287,259	$72,480,165	1,786,740	$25,773,402
Distributions reinvested	524,756	7,141,103	99,677	1,403,974
Repurchased	(1,668,381)	(22,490,341)	(1,243,675)	(17,366,237)
Net increase	4,143,634	$57,130,927	642,742	$9,811,139
Class NAV shares
Sold	1,550,600	$19,788,219	540,349	$7,698,433
Distributions reinvested	393,299	5,360,320	128,743	1,804,600
Repurchased	(1,102,653)	(15,203,052)	(1,523,727)	(21,634,931)
Net increase (decrease)	841,246	$9,945,487	(854,635)	$(12,131,898)
Total net increase	12,302,532	$172,112,111	11,784,677	$170,079,814
Affiliates of the fund owned 100% of shares of Class NAV on October 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $390,768,944 and $237,416,683, respectively, for the year ended October 31, 2022.
ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	27

Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2022, funds within the John Hancock group of funds complex held 10.7% of the fund’s net assets. There were no individual affiliated funds with an ownership of 5% or more of the fund’s net assets.
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	—	—	$199,623,853	$(199,613,776)	$(10,077)	—	$124,205	$658	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
28	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Infrastructure Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Infrastructure Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Income derived from foreign sources was $24,868,637. The fund intends to pass through foreign tax credits of $1,426,324.
The fund paid $24,240,095 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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SHAREHOLDER MEETING

(Unaudited)
The fund held a Special Joint Meeting of Shareholders on Friday, September 9, 2022. The following proposal was considered by the shareholders:
Proposal: To elect eight Trustees as members of the Board of Trustees of each of the Trusts.
THE PROPOSAL PASSED ON September 9, 2022.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	930,432,312.451	29,179,649.679
Frances G. Rathke	931,340,368.276	28,271,593.854
Noni L. Ellison	931,852,358.590	27,759,603.540
Dean C. Garfield	931,587,791.505	28,024,170.625
Patricia Lizarraga	931,662,411.746	27,949,550.384

Non-Independent Trustees
Andrew G. Arnott	931,573,268.898	28,038,693.232
Marianne Harrison	932,138,670.225	27,473,291.905
Paul Lorentz	931,257,810.391	28,354,151.739
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Infrastructure Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2021. The Board also noted that the fund outperformed the peer group median for the three- and five-year periods and underperformed for the one-year period ended December 31, 2021. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the three- and five-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses for the fund are lower than the peer group median.
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The Board took into account management’s discussion of the fund’s expenses. The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its
36	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the subadvisory fees for the fund are equal to the peer group median. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
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(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
38	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	183
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	183
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	1986	183
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	183
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022)
Deborah C. Jackson, Born: 1952	2008	183
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	1994	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
40	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	183
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	183
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	41

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
42	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Manager
G. Thomas Levering
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	43

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Infrastructure Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2574499	438A 10/22
12/2022

Annual report
John Hancock
International Dynamic Growth Fund
International equity
October 31, 2022

A message to shareholders
Dear shareholders,
The world equity markets suffered sizable losses and high volatility during the 12 months ended October 31, 2022. Persistently high inflation prompted the U.S. Federal Reserve and other major central banks to tighten monetary policy aggressively, leading to a sharp rise in bond yields across the globe. Russia’s invasion of Ukraine, which exacerbated stress in global supply chains and raised concerns about the potential for an energy crisis in Europe, also weighed heavily on sentiment. Worries about China’s policy direction fueled a large downturn in the nation’s market and pressured the outlook for global growth more broadly. In combination, these developments depressed corporate earnings estimates and led to a compression of valuations.
While nearly all market segments lost ground in the sell-off, Europe, the emerging markets, and mega-cap U.S. technology-related stocks were hit particularly hard. On the other hand, energy stocks and resource-heavy nations held up reasonably well in the downturn thanks to the rally in crude oil prices.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
International Dynamic Growth Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
14	Financial statements
17	Financial highlights
22	Notes to financial statements
31	Report of independent registered public accounting firm
32	Tax information
33	Shareholder meeting
34	Evaluation of advisory and subadvisory agreements by the Board of Trustees
41	Trustees and Officers
45	More information
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2022 (%)

The MSCI All Country World (ACWI) ex USA Growth Index tracks the performance of growth stocks in the developed and emerging markets, excluding the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.
1Class A shares were first offered on 5-3-19. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Inflation fueled recessionary fears, weighing on global stocks
In an especially challenging period for the growth equity style, most global stocks generated sharply negative returns as the Fed and other central banks responded to rising inflation by lifting interest rates, fueling concerns about the potential for a recession.
The fund lagged its benchmark index due to stock selection in selected sectors
The fund underperformed its benchmark, the MSCI AC World (ACWI) ex USA Growth Index, owing in part to stock selection in the healthcare, information technology, and industrials sectors.
Stock picking in consumer discretionary aided relative performance
Security selection in the consumer discretionary sector significantly contributed to relative performance; in financials, the fund’s overweight position had a positive relative impact, as the sector outperformed.
SECTOR COMPOSITION AS OF 10/31/2022 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	3

suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

Management’s discussion of fund performance
What were the main drivers of global equity market performance during the 12 months ended October 31, 2022?
Global stocks fell sharply starting in early 2022, reversing course in the wake of a 2021 rally that extended into the opening months of the period covered by this report. As 2022 progressed, inflation accelerated and equities fell. The U.S. Federal Reserve initiated a course of interest-rate increases starting in March 2022 that eventually lifted the short-term rate to the highest level since 2008. Central banks in most of the world’s other key economies also raised rates and took other measures to rein in accommodative monetary policies. The Russian invasion of Ukraine served as one of several catalysts for the inflationary run, fueling higher global energy and food prices. Fears of a potential economic recession persisted, although the resilience of some economic indicators such as U.S. jobs growth helped to counter the narrative that an extended period of economic contraction was inevitable. Other factors weighed on equities, including China’s continuation of tight economic restrictions intended to limit the spread of COVID-19 variants.
How did the fund perform?
The fund underperformed the benchmark. Stock selection in the healthcare, information technology, and industrials sectors detracted from relative performance. On the positive side, security selection had a positive impact in the consumer discretionary sector. The fund’s overweight in the outperforming
TOP 10 HOLDINGS AS OF 10/31/2022 (% of net assets)
Nestle SA	4.7
LVMH Moet Hennessy Louis Vuitton SE	4.5
Novo Nordisk A/S, B Shares	3.9
Canadian National Railway Company	3.7
Wolters Kluwer NV	3.5
Microsoft Corp.	3.3
Zurich Insurance Group AG	3.0
Diageo PLC	3.0
DBS Group Holdings, Ltd.	2.8
Loblaw Companies, Ltd.	2.8
TOTAL	35.2
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 10/31/2022 (% of net assets)
United Kingdom	22.4
Canada	15.3
France	11.8
Switzerland	11.0
United States	6.4
Netherlands	6.3
Germany	5.1
Denmark	3.9
Japan	3.4
Singapore	2.8
TOTAL	88.4
Cash and cash equivalents are not included.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	5

financials sector also contributed to relative performance. At the regional level, holdings in Europe and the United Kingdom detracted from relative performance; in Asia (ex-Japan), the fund’s underweight had a notably positive impact, as that region underperformed, owing in part to lagging results from Chinese equities.
The fund’s top detractor relative to the benchmark was a position in Sartorius Stedim Biotech SA, a French pharmaceutical company. Shares of Sartorius Stedim fell as investors focused on challenges for segments of the company’s vaccine-related business, which had surged earlier in the COVID-19 pandemic. Other holdings that notably detracted from relative performance were Adyen NV (Netherlands), a payments technology company; Baidu, Inc. (China), an internet technology company; and EQT AB (Sweden), a private equity investment firm.
The position that had the most significant positive impact was DBS Group Holdings, Ltd. (Singapore), a financial services company. Its shares rose early in the period after the firm issued a strong outlook for 2022 financial performance, with fee income ahead of consensus expectations and favorable sensitivity to interest-rate increases. Other positions that notably contributed to relative performance were two Canadian firms, Toronto-Dominion Bank and Canadian National Railway Company, and Wolters Kluwer NV, a Netherlands-based information services and publishing company.
Can you tell us about an addition to the portfolio management team?
Effective April 1, 2022, Dean Bumbaca, CFA, was added to the team.
MANAGED BY

Andrew H. Jacobson, CFA
Bradley Amoils
Dean Bumbaca, CFA
The views expressed in this report are exclusively those of the portfolio management team at Axiom Investors LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2022

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception (4-17-19)	Since inception (4-17-19)
Class A1	-39.32	3.10	11.44
Class C1	-37.12	3.85	14.31
Class I1,2	-35.99	4.88	18.41
Class R6[1,2]	-35.98	4.95	18.69
Class NAV[2]	-35.91	4.99	18.83
Index†	-30.99	-0.45	-1.57
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.29	2.04	1.04	0.93	0.92
Net (%)	1.20	1.95	0.95	0.84	0.83
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the MSCI ACWI ex USA Growth Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Dynamic Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI ACWI ex USA Growth Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	4-17-19	11,431	11,431	9,843
Class I1,2	4-17-19	11,841	11,841	9,843
Class R6[1,2]	4-17-19	11,869	11,869	9,843
Class NAV[2]	4-17-19	11,883	11,883	9,843
The MSCI All Country World (ACWI) ex USA Growth Index tracks the performance of growth stocks in the developed and emerging markets, excluding the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class A, Class C, Class I, and Class R6 shares were first offered on 5-3-19. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2022	Ending value on 10-31-2022	Expenses paid during period ended 10-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$858.30	$5.62	1.20%
	Hypothetical example	1,000.00	1,019.20	6.11	1.20%
Class C	Actual expenses/actual returns	1,000.00	855.20	9.12	1.95%
	Hypothetical example	1,000.00	1,015.40	9.91	1.95%
Class I	Actual expenses/actual returns	1,000.00	859.50	4.45	0.95%
	Hypothetical example	1,000.00	1,020.40	4.84	0.95%
Class R6	Actual expenses/actual returns	1,000.00	859.70	3.94	0.84%
	Hypothetical example	1,000.00	1,021.00	4.28	0.84%
Class NAV	Actual expenses/actual returns	1,000.00	859.90	3.89	0.83%
	Hypothetical example	1,000.00	1,021.00	4.23	0.83%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

Fund’s investments
AS OF 10-31-22
	Shares	Value
Common stocks 96.1%		$307,038,820
(Cost $342,504,582)
Australia 2.3%		7,369,615
Macquarie Group, Ltd.	33,740	3,660,222
Woodside Energy Group, Ltd.	160,451	3,709,393
Brazil 0.5%		1,579,266
B3 SA - Brasil Bolsa Balcao	542,400	1,579,266
Canada 15.3%		48,995,442
Bank of Montreal	65,900	6,070,240
Canadian National Railway Company	100,220	11,873,240
Dollarama, Inc.	110,600	6,571,784
Loblaw Companies, Ltd.	109,200	8,946,970
Nutrien, Ltd.	9,260	782,412
TELUS Corp.	310,600	6,488,434
The Toronto-Dominion Bank	129,100	8,262,362
China 0.8%		2,623,801
Baidu, Inc., ADR (A)	30,185	2,311,265
Baidu, Inc., Class A (A)	32,600	312,536
Denmark 3.9%		12,529,538
Novo Nordisk A/S, B Shares	115,234	12,529,538
France 11.8%		37,622,765
Gaztransport Et Technigaz SA	28,877	3,359,510
Hermes International	3,951	5,114,117
L’Oreal SA	19,955	6,265,956
LVMH Moet Hennessy Louis Vuitton SE	22,843	14,413,812
Sartorius Stedim Biotech SA	2,681	850,785
Teleperformance	28,435	7,618,585
Germany 5.1%		16,194,492
Bayer AG	61,490	3,233,209
Deutsche Boerse AG	53,831	8,753,982
Hensoldt AG	179,073	4,207,301
Ireland 1.2%		3,906,351
ICON PLC (A)	19,745	3,906,351
Israel 2.1%		6,836,267
Check Point Software Technologies, Ltd. (A)	52,900	6,836,267
Italy 1.2%		3,898,565
Davide Campari-Milano NV	434,123	3,898,565
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	11

	Shares	Value
Japan 3.4%		$10,753,146
BayCurrent Consulting, Inc.	134,000	3,759,664
Sony Group Corp.	38,600	2,602,978
Tokio Marine Holdings, Inc.	242,500	4,390,504
Netherlands 6.3%		20,095,824
Adyen NV (A)(B)	1,485	2,119,985
ASML Holding NV	7,721	3,621,821
Universal Music Group NV	161,431	3,169,770
Wolters Kluwer NV	105,255	11,184,248
Singapore 2.8%		9,025,019
DBS Group Holdings, Ltd.	373,300	9,025,019
Sweden 0.6%		2,054,635
Atlas Copco AB, A Shares	51,603	550,772
EQT AB	76,416	1,503,863
Switzerland 11.0%		35,047,778
Alcon, Inc.	89,250	5,415,690
Lonza Group AG	8,929	4,596,508
Nestle SA	136,606	14,870,766
Straumann Holding AG	6,293	598,913
Zurich Insurance Group AG	22,446	9,565,901
Taiwan 0.7%		2,069,927
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	33,630	2,069,927
United Kingdom 22.4%		71,511,410
Ashtead Group PLC	30,571	1,592,541
AstraZeneca PLC, ADR	144,700	8,509,807
BAE Systems PLC	910,879	8,519,986
Compass Group PLC	233,745	4,923,106
Croda International PLC	77,314	5,989,496
Diageo PLC	230,167	9,471,969
London Stock Exchange Group PLC	92,984	8,060,059
Reckitt Benckiser Group PLC	115,993	7,697,776
RELX PLC (Euronext Amsterdam Exchange)	143,690	3,862,564
Rentokil Initial PLC	1,038,487	6,480,286
Shell PLC	231,171	6,403,820
United States 3.4%		10,682,857
Microsoft Corp.	45,050	10,457,457
NVIDIA Corp.	1,670	225,400
Uruguay 1.3%		4,242,122

MercadoLibre, Inc. (A)	4,705	4,242,122
12	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value

Exchange-traded funds 3.0%		$9,459,625
(Cost $11,577,270)
iShares Core MSCI EAFE ETF	79,000	4,401,880
iShares Core MSCI Total International Stock ETF	95,700	5,057,745

Total investments (Cost $354,081,852) 99.1%	$316,498,445
Other assets and liabilities, net 0.9%	2,945,705
Total net assets 100.0%	$319,444,150

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
At 10-31-22, the aggregate cost of investments for federal income tax purposes was $360,257,022. Net unrealized depreciation aggregated to $43,758,577, of which $1,682,270 related to gross unrealized appreciation and $45,440,847 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-22

Assets
Unaffiliated investments, at value (Cost $354,081,852)	$316,498,445
Cash	4,362,983
Foreign currency, at value (Cost $103,463)	103,403
Dividends and interest receivable	393,329
Receivable for fund shares sold	39,586
Receivable for investments sold	1,544,034
Receivable from affiliates	3,435
Other assets	37,133
Total assets	322,982,348
Liabilities
Payable for investments purchased	3,226,755
Payable for fund shares repurchased	195,657
Payable to affiliates
Accounting and legal services fees	17,826
Transfer agent fees	6,231
Trustees’ fees	311
Other liabilities and accrued expenses	91,418
Total liabilities	3,538,198
Net assets	$319,444,150
Net assets consist of
Paid-in capital	$385,619,147
Total distributable earnings (loss)	(66,174,997)
Net assets	$319,444,150

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($11,778,380 ÷ 1,399,309 shares)[1]	$8.42
Class C ($260,818 ÷ 32,006 shares)[1]	$8.15
Class I ($54,404,857 ÷ 6,400,480 shares)	$8.50
Class R6 ($15,861,702 ÷ 1,860,613 shares)	$8.52
Class NAV ($237,138,393 ÷ 27,794,580 shares)	$8.53
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$8.86

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
14	JOHN HANCOCK International Dynamic Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-22

Investment income
Dividends	$5,372,420
Interest	14,941
Securities lending	7,379
Less foreign taxes withheld	(441,841)
Total investment income	4,952,899
Expenses
Investment management fees	2,605,992
Distribution and service fees	35,799
Accounting and legal services fees	50,183
Transfer agent fees	61,442
Trustees’ fees	5,713
Custodian fees	111,561
State registration fees	76,804
Printing and postage	15,374
Professional fees	69,620
Other	24,690
Total expenses	3,057,178
Less expense reductions	(289,115)
Net expenses	2,768,063
Net investment income	2,184,836
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(29,918,805)
Affiliated investments	(2,620)
Capital gain distributions received from affiliated investments	939
(29,920,486)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(116,934,101)
Affiliated investments	259
(116,933,842)
Net realized and unrealized loss	(146,854,328)
Decrease in net assets from operations	$(144,669,492)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Dynamic Growth Fund	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-22	Year ended 10-31-21
Increase (decrease) in net assets
From operations
Net investment income (loss)	$2,184,836	$(37,417)
Net realized gain (loss)	(29,920,486)	82,765,774
Change in net unrealized appreciation (depreciation)	(116,933,842)	14,545,932
Increase (decrease) in net assets resulting from operations	(144,669,492)	97,274,289
Distributions to shareholders
From earnings
Class A	(3,661,761)	(414,774)
Class C	(87,201)	(8,541)
Class I	(4,601,374)	(629,246)
Class R6	(22,841)	(4,060)
Class NAV	(64,585,936)	(14,085,853)
Total distributions	(72,959,113)	(15,142,474)
From fund share transactions	216,428,934	(8,848,861)
Total increase (decrease)	(1,199,671)	73,282,954
Net assets
Beginning of year	320,643,821	247,360,867
End of year	$319,444,150	$320,643,821
16	JOHN HANCOCK International Dynamic Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$17.37	$13.24	$10.48	$10.09
Net investment income (loss)[2]	0.03	(0.06)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	(5.03)	5.01	2.82	0.41
Total from investment operations	(5.00)	4.95	2.76	0.39
Less distributions
From net investment income	—	—	—[3]	—
From net realized gain	(3.95)	(0.82)	—	—
Total distributions	(3.95)	(0.82)	—	—
Net asset value, end of period	$8.42	$17.37	$13.24	$10.48
Total return (%)[4,5]	(36.14)	38.72	26.39	3.87[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$12	$15	$6	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	1.29	1.32	1.33[7]
Expenses including reductions	1.20	1.20	1.20	1.20[7]
Net investment income (loss)	0.31	(0.35)	(0.50)	(0.31)[7]
Portfolio turnover (%)	94	133	135	48

[1]	The inception date for Class A shares is 5-3-19.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Dynamic Growth Fund	17

CLASS C SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$17.05	$13.10	$10.44	$10.09
Net investment loss[2]	(0.06)	(0.19)	(0.14)	(0.04)
Net realized and unrealized gain (loss) on investments	(4.89)	4.96	2.80	0.39
Total from investment operations	(4.95)	4.77	2.66	0.35
Less distributions
From net realized gain	(3.95)	(0.82)	—	—
Net asset value, end of period	$8.15	$17.05	$13.10	$10.44
Total return (%)[3,4]	(36.64)	37.71	25.48	3.47[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[6]	$1	$—[6]	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.03	2.04	2.07	2.08[7]
Expenses including reductions	1.94	1.95	1.95	1.95[7]
Net investment loss	(0.52)	(1.18)	(1.21)	(0.75)[7]
Portfolio turnover (%)	94	133	135	48

[1]	The inception date for Class C shares is 5-3-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
18	JOHN HANCOCK International Dynamic Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$17.46	$13.27	$10.49	$10.09
Net investment income (loss)[2]	0.07	(0.02)	—[3]	0.02
Net realized and unrealized gain (loss) on investments	(5.08)	5.03	2.80	0.38
Total from investment operations	(5.01)	5.01	2.80	0.40
Less distributions
From net investment income	—	—	(0.02)	—
From net realized gain	(3.95)	(0.82)	—	—
Total distributions	(3.95)	(0.82)	(0.02)	—
Net asset value, end of period	$8.50	$17.46	$13.27	$10.49
Total return (%)[4]	(35.99)	39.11	26.64	4.06[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$54	$17	$9	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	1.04	1.08	1.08[7]
Expenses including reductions	0.95	0.95	0.95	0.95[7]
Net investment income (loss)	0.74	(0.12)	0.01	0.31[7]
Portfolio turnover (%)	94	133	135	48

[1]	The inception date for Class I shares is 5-3-19.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Dynamic Growth Fund	19

CLASS R6 SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$17.49	$13.28	$10.50	$10.09
Net investment income (loss)[2]	0.10	—[3]	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	(5.12)	5.03	2.82	0.39
Total from investment operations	(5.02)	5.03	2.81	0.41
Less distributions
From net investment income	—	—	(0.03)	—
From net realized gain	(3.95)	(0.82)	—	—
Total distributions	(3.95)	(0.82)	(0.03)	—
Net asset value, end of period	$8.52	$17.49	$13.28	$10.50
Total return (%)[4]	(35.98)	39.23	26.82	4.06[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$16	$—[6]	$—[6]	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	0.93	0.96	0.98[7]
Expenses including reductions	0.84	0.84	0.84	0.84[7]
Net investment income (loss)	1.11	—[8]	(0.07)	0.45[7]
Portfolio turnover (%)	94	133	135	48

[1]	The inception date for Class R6 shares is 5-3-19.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Less than 0.005%.
20	JOHN HANCOCK International Dynamic Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$17.50	$13.28	$10.50	$10.00
Net investment income[2]	0.07	—[3]	—[3]	0.03
Net realized and unrealized gain (loss) on investments	(5.09)	5.04	2.81	0.47
Total from investment operations	(5.02)	5.04	2.81	0.50
Less distributions
From net investment income	—	—	(0.03)	—
From net realized gain	(3.95)	(0.82)	—	—
Total distributions	(3.95)	(0.82)	(0.03)	—
Net asset value, end of period	$8.53	$17.50	$13.28	$10.50
Total return (%)[4]	(35.91)	39.13	26.92	5.00[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$237	$288	$232	$337
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	0.92	0.95	0.96[6]
Expenses including reductions	0.83	0.83	0.83	0.83[6]
Net investment income (loss)	0.67	0.01	(0.03)	0.62[6]
Portfolio turnover (%)	94	133	135	48

[1]	Period from 4-17-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Dynamic Growth Fund	21

Notes to financial statements
Note 1—Organization
John Hancock International Dynamic Growth Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee,
22	JOHN HANCOCK International Dynamic Growth Fund | ANNUAL REPORT

following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2022, by major security category or type:
	Total value at 10-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$7,369,615	—	$7,369,615	—
Brazil	1,579,266	$1,579,266	—	—
Canada	48,995,442	48,995,442	—	—
China	2,623,801	2,311,265	312,536	—
Denmark	12,529,538	—	12,529,538	—
France	37,622,765	—	37,622,765	—
Germany	16,194,492	—	16,194,492	—
Ireland	3,906,351	3,906,351	—	—
Israel	6,836,267	6,836,267	—	—
Italy	3,898,565	—	3,898,565	—
Japan	10,753,146	—	10,753,146	—
Netherlands	20,095,824	—	20,095,824	—
Singapore	9,025,019	—	9,025,019	—
Sweden	2,054,635	—	2,054,635	—
Switzerland	35,047,778	5,415,690	29,632,088	—
Taiwan	2,069,927	2,069,927	—	—
United Kingdom	71,511,410	8,509,807	63,001,603	—
United States	10,682,857	10,682,857	—	—
Uruguay	4,242,122	4,242,122	—	—
Exchange-traded funds	9,459,625	9,459,625	—	—
Total investments in securities	$316,498,445	$104,008,619	$212,489,826	—
ANNUAL REPORT | JOHN HANCOCK International Dynamic Growth Fund	23

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral. Effective November 19, 2021, JHCT converted to a prime money market fund.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of October 31, 2022, there were no securities on loan.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
24	JOHN HANCOCK International Dynamic Growth Fund | ANNUAL REPORT

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2022 were $4,187.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2022, the fund has a short-term capital loss carryforward of $24,460,184 available to offset future net realized capital gains. This carryforward does not expire.
As of October 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2022 and 2021 was as follows:
	October 31, 2022	October 31, 2021
Ordinary income	$18,342,139	—
Long-term capital gains	54,616,974	$15,142,474
Total	$72,959,113	$15,142,474
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2022, the components of distributable earnings on a tax basis consisted of $2,044,545 of undistributed ordinary income.
ANNUAL REPORT | JOHN HANCOCK International Dynamic Growth Fund	25

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.810% of the first $1 billion of the fund’s average daily net assets; and (b) 0.750% of the fund’s average daily net assets in excess of $1 billion. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.750% on all assets. The Advisor has a subadvisory agreement with Axiom Investors LLC. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee for the fund, or if necessary, make payment to the fund, in an amount equal to the amount by which the fund’s expenses exceed 0.83% of average daily net assets, on an annualized basis. Expenses means all the expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense. This agreement expires on February 28, 2023, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at that time.
26	JOHN HANCOCK International Dynamic Growth Fund | ANNUAL REPORT

For the year ended October 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$11,908
Class C	237
Class I	35,493
Class	Expense reduction
Class R6	$10,513
Class NAV	230,964
Total	$289,115

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2022, were equivalent to a net annual effective rate of 0.72% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2022, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $8,207 for the year ended October 31, 2022. Of this amount, $1,619 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $6,588 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2022, CDSCs received by the Distributor amounted to $167 and $424 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6
ANNUAL REPORT | JOHN HANCOCK International Dynamic Growth Fund	27

Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$33,172	$15,269
Class C	2,627	300
Class I	—	44,768
Class R6	—	1,105
Total	$35,799	$61,442
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$10,000,000	1	2.400%	$667
Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2022 and 2021 were as follows:
	Year Ended 10-31-22		Year Ended 10-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	707,453	$7,772,438	591,752	$9,212,409
Distributions reinvested	294,255	3,660,538	29,168	414,774
Repurchased	(460,367)	(4,729,116)	(204,626)	(3,169,719)
Net increase	541,341	$6,703,860	416,294	$6,457,464
Class C shares
Sold	18,040	$166,364	49,721	$807,191
Distributions reinvested	7,189	87,201	320	4,496
Repurchased	(28,715)	(397,260)	(26,075)	(392,673)
Net increase (decrease)	(3,486)	$(143,695)	23,966	$419,014
28	JOHN HANCOCK International Dynamic Growth Fund | ANNUAL REPORT

	Year Ended 10-31-22		Year Ended 10-31-21
	Shares	Amount	Shares	Amount
Class I shares
Sold	7,110,912	$73,349,889	755,860	$12,499,725
Distributions reinvested	366,936	4,601,374	44,127	629,246
Repurchased	(2,026,817)	(19,459,149)	(553,824)	(8,970,125)
Net increase	5,451,031	$58,492,114	246,163	$4,158,846
Class R6 shares
Sold	1,859,832	$20,532,448	721	$11,542
Distributions reinvested	260	3,273	1	15
Repurchased	(5,165)	(50,019)	(10)	(162)
Net increase	1,854,927	$20,485,702	712	$11,395
Class NAV shares
Sold	6,458,117	$70,669,833	3,502,229	$53,111,398
Distributions reinvested	5,138,102	64,585,936	986,404	14,085,853
Repurchased	(290,004)	(4,364,816)	(5,461,152)	(87,092,831)
Net increase (decrease)	11,306,215	$130,890,953	(972,519)	$(19,895,580)
Total net increase (decrease)	19,150,028	$216,428,934	(285,384)	$(8,848,861)
Affiliates of the fund owned 100% of shares of Class NAV on October 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $446,637,295 and $301,816,823, respectively, for the year ended October 31, 2022.
Note 7—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2022, funds within the John Hancock group of funds complex held 74.2% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	25.30%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	19.10%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	10.80%
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
ANNUAL REPORT | JOHN HANCOCK International Dynamic Growth Fund	29

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	—	$6,736,135	$38,641,114	$(45,374,888)	$(2,620)	$259	$7,379	$939	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 9—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
30	JOHN HANCOCK International Dynamic Growth Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock International Dynamic Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock International Dynamic Growth Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	31

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Income derived from foreign sources was $4,892,005. The fund intends to pass through foreign tax credits of $407,057.
The fund paid $54,616,974 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
32	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

SHAREHOLDER MEETING

(Unaudited)
The fund held a Special Joint Meeting of Shareholders on Friday, September 9, 2022. The following proposal was considered by the shareholders:
Proposal: To elect eight Trustees as members of the Board of Trustees of each of the Trusts.
THE PROPOSAL PASSED ON September 9, 2022.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	930,432,312.451	29,179,649.679
Frances G. Rathke	931,340,368.276	28,271,593.854
Noni L. Ellison	931,852,358.590	27,759,603.540
Dean C. Garfield	931,587,791.505	28,024,170.625
Patricia Lizarraga	931,662,411.746	27,949,550.384

Non-Independent Trustees
Andrew G. Arnott	931,573,268.898	28,038,693.232
Marianne Harrison	932,138,670.225	27,473,291.905
Paul Lorentz	931,257,810.391	28,354,151.739
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	33

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Axiom Investors LLC (the Subadvisor), for John Hancock International Dynamic Growth Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
34	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	35

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and the peer group median for the one-year period ended December 31, 2021. The Board also noted the fund’s relatively limited performance history. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to its benchmark index and the peer group for the one-year period ended December 31, 2021. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light
36	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	37

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and
38	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	39

(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
40	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	183
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	183
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	1986	183
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	183
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	41

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022)
Deborah C. Jackson, Born: 1952	2008	183
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	1994	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
42	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	183
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	183
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	43

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
44	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Axiom Investors LLC
Portfolio Managers
Bradley Amoils
Dean Bumbaca, CFA
Andrew Jacobson, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	45

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock International Dynamic Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2574502	474A 10/22
12/2022

Annual report
John Hancock
Seaport Long/Short Fund
Alternative
October 31, 2022

A message to shareholders
Dear shareholders,
The world equity markets suffered sizable losses and high volatility during the 12 months ended October 31, 2022. Persistently high inflation prompted the U.S. Federal Reserve and other major central banks to tighten monetary policy aggressively, leading to a sharp rise in bond yields across the globe. Russia’s invasion of Ukraine, which exacerbated stress in global supply chains and raised concerns about the potential for an energy crisis in Europe, also weighed heavily on sentiment. Worries about China’s policy direction fueled a large downturn in the nation’s market and pressured the outlook for global growth more broadly. In combination, these developments depressed corporate earnings estimates and led to a compression of valuations.
While nearly all market segments lost ground in the sell-off, Europe, the emerging markets, and mega-cap U.S. technology-related stocks were hit particularly hard. On the other hand, energy stocks and resource-heavy nations held up reasonably well in the downturn thanks to the rally in crude oil prices.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Seaport Long/Short Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
78	Financial statements
82	Financial highlights
87	Notes to financial statements
102	Report of independent registered public accounting firm
103	Tax information
104	Shareholder meeting
105	Evaluation of advisory and subadvisory agreements by the Board of Trustees
112	Trustees and Officers
116	More information
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2022 (%)

The MSCI World Index tracks the performance of publicly traded large- and mid-cap stocks of developed-market companies.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global equities suffered sizable losses during the period
Surging inflation and rising interest rates weighed heavily on risk assets.
The fund outperformed the MSCI World Index
While the fund produced a negative absolute return, it outpaced its benchmark.
Long positions were the primary detractor from performance
While long positions declined, the fund’s short positions posted a gain and made a strong contribution to results.
PORTFOLIO COMPOSITION AS OF 10/31/2022 (% of net assets)

Common stocks	62.4
Health care	16.5
Financials	15.9
Information technology	10.7
Energy	5.3
Industrials	4.0
Communication services	3.3
Consumer discretionary	2.5
Materials	1.8
Utilities	1.7
Consumer staples	0.7
Exchange-traded funds	1.0
Corporate bonds	0.9
Preferred securities	0.2
Purchased options	0.1
Short-term investments and other	35.4
TOTAL	100.0
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	3

Management’s discussion of fund performance
Can you describe the market environment during the 12 months ended October 31, 2022?
Global equities declined as high inflation, rising interest rates, geopolitical turmoil, and growing signs of a global economic slowdown weighed heavily on investor sentiment and depressed the performance of risk assets.
What aspects of the fund’s positioning helped and hurt relative performance?
The fund is a diversified long/short equity portfolio that combines five distinct strategies. We use derivatives to gain exposure to a security or market and to minimize the impact of volatility in the areas in which the fund holds long positions. As of period end, the fund’s allocations—including exposure to derivatives—were healthcare (23% of assets), diversified equity (22%), capital cycles (20%), financials (19%), and technology (16%). The financials portfolio generated positive absolute returns when both long and short positions are included. In addition, the capital cycles, diversified equity, and healthcare portfolios outperformed the benchmark.
The fund’s long portfolio returned -22.2% and underperformed the index. The shortfall was primarily the result of the weakness in the fund’s positions in large companies in the information technology and healthcare sectors. Five9, Inc.,
TOP 10 HOLDINGS AS OF 10/31/2022 (% of net assets)
The Charles Schwab Corp.	1.6
Diamondback Energy, Inc.	1.3
FinecoBank Banca Fineco SpA	1.3
Vertex Pharmaceuticals, Inc.	1.2
Ares Management Corp., Class A	1.2
VanEck Gold Miners ETF	1.0
Eli Lilly & Company	1.0
Credit Suisse Group AG	0.9
Morgan Stanley	0.8
Synovus Financial Corp.	0.8
TOTAL	11.1
Cash and cash equivalents are not included.
COUNTRY COMPOSITION AS OF 10/31/2022 (% of net assets)
United States	78.5
United Kingdom	3.2
Italy	2.1
Switzerland	2.0
Japan	1.7
Ireland	1.5
France	1.4
Canada	1.4
China	1.3
Netherlands	1.2
Other countries	5.7
TOTAL	100.0
4	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

Dynatrace, Inc., and Meta Platforms, Inc. (formerly Facebook) were among the leading individual detractors in the long portfolio. Eli Lilly & Company, Vertex Pharmaceuticals, Inc., and Fluor Corp. were notable contributors. The fund’s short positions—executed with derivatives, primarily exchange-traded funds that track both broader indexes and specific sectors—contributed to results, rising 13.5% in the aggregate, offsetting some of the decline in the long portfolio.
Can you tell us about changes to the portfolio management team?
Effective April 1, 2022, Michael G. Toman was added to the portfolio management team. Effective June 30, 2022, Robert L. Deresiewicz left the portfolio management team. Effective July 1, 2022, Wen Shi, CFA, Ph.D., was added to the portfolio management team. Effective October 1, 2022, Steven C. Angeli, CFA, left the portfolio management team.
MANAGED BY

The Seaport Long/Short Fund is
managed by a team of portfolio
managers at Wellington
Management Company LLP.
The views expressed in this report are exclusively those of the portfolio management team at Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception (12-20-13)	5-year	Since inception (12-20-13)
Class A	-15.16	1.35	2.73	6.93	27.01
Class C1	-12.16	1.66	2.63	8.57	25.93
Class I2	-10.49	2.69	3.65	14.17	37.41
Class R6[2]	-10.37	2.81	3.79	14.87	39.05
Class NAV[2]	-10.38	2.81	3.79	14.88	39.07
Index†	-18.48	6.37	7.18	36.20	84.87
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.93	2.63	1.63	1.52	1.51
Net (%)	1.92	2.62	1.62	1.51	1.50
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the MSCI World Index.
See the following page for footnotes.
6	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Seaport Long/Short Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI World Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	12-20-13	12,593	12,593	18,487
Class I2	12-20-13	13,741	13,741	18,487
Class R6[2]	12-20-13	13,905	13,905	18,487
Class NAV[2]	12-20-13	13,907	13,907	18,487
The MSCI World Index tracks the performance of publicly traded large- and mid-cap stocks of developed-market companies.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class C shares were first offered on 5-16-14. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2022	Ending value on 10-31-2022	Expenses paid during period ended 10-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$961.10	$9.49	1.92%
	Hypothetical example	1,000.00	1,015.50	9.75	1.92%
Class C	Actual expenses/actual returns	1,000.00	957.90	12.93	2.62%
	Hypothetical example	1,000.00	1,012.00	13.29	2.62%
Class I	Actual expenses/actual returns	1,000.00	962.10	7.96	1.61%
	Hypothetical example	1,000.00	1,017.10	8.19	1.61%
Class R6	Actual expenses/actual returns	1,000.00	963.40	7.47	1.51%
	Hypothetical example	1,000.00	1,017.60	7.68	1.51%
Class NAV	Actual expenses/actual returns	1,000.00	962.60	7.42	1.50%
	Hypothetical example	1,000.00	1,017.60	7.63	1.50%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	9

Fund’s investments
AS OF 10-31-22
	Shares	Value
Common stocks 62.4%		$510,530,738
(Cost $510,178,372)
Communication services 3.3%		27,201,448
Diversified telecommunication services 0.3%
Telkom Indonesia Persero Tbk PT	8,341,500	2,342,717
Entertainment 0.6%
Netflix, Inc. (A)	7,923	2,312,565
Take-Two Interactive Software, Inc. (A)	8,172	968,219
Ubisoft Entertainment SA (A)	37,732	1,035,211
Warner Brothers Discovery, Inc. (A)	38,013	494,169
Interactive media and services 1.3%
Alphabet, Inc., Class A (A)	7,913	747,858
Alphabet, Inc., Class C (A)	4,814	455,693
Baidu, Inc., Class A (A)	104,198	998,946
Bumble, Inc., Class A (A)	46,870	1,190,498
CarGurus, Inc. (A)	68,294	994,361
Meta Platforms, Inc., Class A (A)	22,581	2,103,646
Pinterest, Inc., Class A (A)	62,897	1,547,266
Tencent Holdings, Ltd.	24,600	646,409
ZoomInfo Technologies, Inc. (A)	37,056	1,650,104
Media 0.4%
Charter Communications, Inc., Class A (A)	3,428	1,260,201
DISH Network Corp., Class A (A)	20,631	307,608
Publicis Groupe SA	37,399	2,094,508
Wireless telecommunication services 0.7%
Bharti Airtel, Ltd.	272,833	2,743,824
T-Mobile US, Inc. (A)	21,824	3,307,645
Consumer discretionary 2.5%		20,423,709
Automobiles 0.0%
Great Wall Motor Company, Ltd., H Shares	6,813	7,443
Mahindra & Mahindra, Ltd.	428	6,992
SAIC Motor Corp., Ltd., Class A	5,300	10,005
XPeng, Inc., A Shares (A)	14,783	47,328
Diversified consumer services 0.0%
Hope Education Group Company, Ltd. (B)(C)	2,724,451	168,318
Hotels, restaurants and leisure 0.5%
Airbnb, Inc., Class A (A)	31,351	3,351,735
Domino’s Pizza, Inc.	2,877	955,854
Sands China, Ltd. (A)	7,170	12,535
Household durables 0.2%
Midea Group Company, Ltd., Class A	600	3,305
10	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer discretionary (continued)
Household durables (continued)
Panasonic Holdings Corp.	3,176	$22,621
Skyline Champion Corp. (A)	22,023	1,281,959
Internet and direct marketing retail 0.9%
Alibaba Group Holding, Ltd. (A)	160,210	1,245,618
Amazon.com, Inc. (A)	55,390	5,674,152
Specialty retail 0.6%
Ross Stores, Inc.	21,249	2,033,317
The TJX Companies, Inc.	12,236	882,216
Ulta Beauty, Inc. (A)	4,820	2,021,363
Textiles, apparel and luxury goods 0.3%
Li Ning Company, Ltd.	235,000	1,215,636
Lululemon Athletica, Inc. (A)	4,508	1,483,312
Consumer staples 0.7%		5,928,482
Food products 0.4%
Cranswick PLC	44,005	1,502,414
Nomad Foods, Ltd. (A)	116,900	1,800,260
WH Group, Ltd. (B)	22,177	11,200
Personal products 0.1%
Unilever PLC	17,926	814,814
Tobacco 0.2%
Imperial Brands PLC	73,886	1,799,794
Energy 5.3%		43,288,290
Energy equipment and services 1.4%
China Oilfield Services, Ltd., H Shares	18,846	21,215
Diamond Offshore Drilling, Inc. (A)	201,099	1,980,825
John Wood Group PLC (A)	404,555	650,471
Noble Corp. PLC (A)	33,015	1,189,861
ProFrac Holding Corp., Class A (A)	52,944	1,160,003
Schlumberger NV	59,636	3,102,861
Subsea 7 SA	130,682	1,303,800
Technip Energies NV	124,908	1,612,407
Vallourec SA (A)	42,039	447,282
Oil, gas and consumable fuels 3.9%
ARC Resources, Ltd.	213,260	3,002,405
Banpu PCL	51,540	16,942
Cheniere Energy, Inc.	24,311	4,288,704
Chesapeake Energy Corp.	19,227	1,966,345
ConocoPhillips	13,907	1,753,534
Cosan SA	198,644	648,367
Coterra Energy, Inc.	47,044	1,464,480
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	11

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Diamondback Energy, Inc.	67,605	$10,621,422
Pioneer Natural Resources Company	12,910	3,310,253
Shell PLC	70,574	1,955,012
SK Innovation Company, Ltd. (A)	148	17,921
Targa Resources Corp.	20,535	1,403,978
Thungela Resources, Ltd.	10,682	163,032
Viper Energy Partners LP	36,197	1,207,170
Financials 15.9%		130,280,309
Banks 7.7%
AIB Group PLC	1,683,816	4,871,134
Amerant Bancorp, Inc.	31,936	961,274
Ameris Bancorp	92,712	4,775,595
Axis Bank, Ltd.	424,266	4,652,703
Banco Bradesco SA, ADR	4,968	18,829
Bangkok Bank PCL	3,471	13,292
Bank Rakyat Indonesia Persero Tbk PT	5,743,628	1,713,514
Bankinter SA	196,371	1,187,840
Banner Corp.	8,404	628,199
BAWAG Group AG (A)(B)	98,104	4,736,049
Cadence Bank	9,302	257,200
Comerica, Inc.	11,774	830,067
Commerzbank AG (A)	242,008	1,933,571
Enterprise Financial Services Corp.	15,409	823,919
Erste Group Bank AG	43,105	1,062,320
FinecoBank Banca Fineco SpA	777,266	10,474,116
Fukuoka Financial Group, Inc.	66,400	1,129,836
Heritage Financial Corp.	34,903	1,175,882
Home BancShares, Inc.	44,886	1,144,144
JPMorgan Chase & Co.	6,595	830,179
KB Financial Group, Inc.	500	16,825
M&T Bank Corp.	11,615	1,955,618
National Bank Holdings Corp., Class A	13,685	599,677
OTP Bank NYRT	40,260	878,305
Popular, Inc.	29,927	2,116,437
Security Bank Corp.	12,086	18,097
Sumitomo Mitsui Financial Group, Inc.	580	16,287
Synovus Financial Corp.	159,744	6,365,798
The Chiba Bank, Ltd.	264,000	1,446,488
The Shiga Bank, Ltd.	56,300	953,079
UniCredit SpA	246,570	3,057,780
Western Alliance Bancorp	35,214	2,365,324
12	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets 4.8%
Ares Management Corp., Class A	126,748	$9,611,301
Morgan Stanley	79,857	6,561,850
MSCI, Inc.	2,442	1,144,956
Nasdaq, Inc.	20,327	1,265,152
Patria Investments, Ltd., Class A	55,492	789,096
Raymond James Financial, Inc.	7,286	860,768
The Charles Schwab Corp.	165,729	13,203,629
The Goldman Sachs Group, Inc.	8,688	2,993,103
Tradeweb Markets, Inc., Class A	45,941	2,530,430
Consumer finance 0.2%
American Express Company	13,787	2,046,680
Diversified financial services 1.1%
Apollo Global Management, Inc.	28,567	1,581,469
BFF Bank SpA (B)	319,264	2,252,271
EXOR NV (A)	55,292	3,715,677
Investor AB, B Shares	98,335	1,604,887
Insurance 2.1%
AIA Group, Ltd.	118,400	896,855
ASR Nederland NV	29,214	1,286,376
Beazley PLC	338,954	2,430,914
Enstar Group, Ltd. (A)	4,992	1,000,996
Intact Financial Corp.	25,799	3,920,175
Ping An Insurance Group Company of China, Ltd., H Shares	2,703	10,821
T&D Holdings, Inc.	166,200	1,643,751
Talanx AG	17,555	659,267
The Progressive Corp.	20,310	2,607,804
Trupanion, Inc. (A)(C)	52,560	2,652,703
Health care 16.5%		134,732,507
Biotechnology 7.1%
2seventy bio, Inc. (A)	51,791	822,441
Abcam PLC (A)	16,445	254,558
Alkermes PLC (A)	81,153	1,842,173
Alnylam Pharmaceuticals, Inc. (A)	15,298	3,170,663
Amicus Therapeutics, Inc. (A)	3,401	34,010
Amoy Diagnostics Company, Ltd., Class A	83,317	267,857
Apellis Pharmaceuticals, Inc. (A)	35,883	2,170,563
Argenx SE, ADR (A)	7,605	2,950,208
Ascendis Pharma A/S, ADR (A)(C)	21,729	2,498,835
Biogen, Inc. (A)	16,228	4,599,664
Blueprint Medicines Corp. (A)	15,104	782,991
Celldex Therapeutics, Inc. (A)	18,177	638,558
Clementia Pharmaceuticals, Inc. (A)(D)	9,185	0
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	13

	Shares	Value
Health care (continued)
Biotechnology (continued)
CTI BioPharma Corp. (A)	18,491	$90,606
Cytokinetics, Inc. (A)	31,916	1,393,453
Denali Therapeutics, Inc. (A)	25,800	739,944
Everest Medicines, Ltd. (A)(B)	96,028	75,681
Exact Sciences Corp. (A)	25,858	899,341
Genmab A/S (A)	5,992	2,308,164
Genus PLC	22,105	646,030
Grifols SA (A)	32,537	276,811
Immatics NV (A)	9,104	102,875
ImmunoGen, Inc. (A)	174,929	1,039,078
Incyte Corp. (A)	31,576	2,347,360
Ironwood Pharmaceuticals, Inc. (A)	81,639	893,131
Karuna Therapeutics, Inc. (A)	8,087	1,773,803
Kymera Therapeutics, Inc. (A)	27,165	824,186
Legend Biotech Corp., ADR (A)	11,261	561,023
Merus NV (A)	57,859	1,186,110
Mirati Therapeutics, Inc. (A)	19,054	1,282,715
Moderna, Inc. (A)	17,255	2,593,944
PMV Pharmaceuticals, Inc. (A)	53,985	664,555
PTC Therapeutics, Inc. (A)	3,800	143,716
Regeneron Pharmaceuticals, Inc. (A)	3,044	2,279,195
Remegen Company, Ltd., H Shares (A)(B)	36,438	229,303
Sage Therapeutics, Inc. (A)	11,000	414,260
Seagen, Inc. (A)	18,458	2,347,119
Vaxcyte, Inc. (A)	4,078	177,842
Veracyte, Inc. (A)	15,767	317,074
Vertex Pharmaceuticals, Inc. (A)	32,699	10,202,088
Zai Lab, Ltd. (A)	336,800	774,221
Zealand Pharma A/S (A)	28,038	722,126
Zentalis Pharmaceuticals, Inc. (A)	35,472	889,992
Health care equipment and supplies 2.1%
Abbott Laboratories	26,815	2,653,076
Alcon, Inc.	23,637	1,439,147
Align Technology, Inc. (A)	1,305	253,562
Baxter International, Inc.	14,371	781,064
Becton, Dickinson and Company	7,034	1,659,813
Boston Scientific Corp. (A)	16,123	695,063
DexCom, Inc. (A)	21,616	2,610,780
DiaSorin SpA	6,476	846,644
Edwards Lifesciences Corp. (A)	19,180	1,389,207
Glaukos Corp. (A)	6,205	347,914
Hologic, Inc. (A)	27,409	1,858,330
Insulet Corp. (A)	7,360	1,904,842
14	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Health care equipment and supplies (continued)
Lifetech Scientific Corp. (A)	65,993	$20,709
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	171,131	235,782
Smith & Nephew PLC	22,690	268,125
Stryker Corp.	1,159	265,689
Health care providers and services 2.3%
AdaptHealth Corp. (A)	40,814	930,559
Addus HomeCare Corp. (A)	9,908	1,014,777
agilon health, Inc. (A)	38,972	773,594
Centene Corp. (A)	33,662	2,865,646
Elevance Health, Inc.	1,277	698,225
Encompass Health Corp.	10,455	569,170
Hapvida Participacoes e Investimentos S/A (B)	663,830	1,002,396
HCA Healthcare, Inc.	4,535	986,226
Humana, Inc.	9,944	5,549,548
Laboratory Corp. of America Holdings	1,809	401,345
Molina Healthcare, Inc. (A)	1,371	491,997
Owens & Minor, Inc.	26,303	447,151
UnitedHealth Group, Inc.	4,628	2,569,234
Health care technology 0.2%
Health Catalyst, Inc. (A)	811	7,153
Veeva Systems, Inc., Class A (A)	8,997	1,510,956
Life sciences tools and services 1.0%
Agilent Technologies, Inc.	3,687	510,096
Avantor, Inc. (A)	3,884	78,340
Bio-Techne Corp.	2,588	766,721
Danaher Corp.	12,412	3,123,728
ICON PLC (A)	6,123	1,211,374
Illumina, Inc. (A)	1,862	426,063
Lonza Group AG	869	447,347
NanoString Technologies, Inc. (A)	41,732	436,517
Syneos Health, Inc. (A)	1,947	98,090
Tecan Group AG	2,267	831,612
Thermo Fisher Scientific, Inc.	566	290,907
Pharmaceuticals 3.8%
Aclaris Therapeutics, Inc. (A)	92,430	1,442,832
Astellas Pharma, Inc.	30,734	424,073
AstraZeneca PLC	41,604	4,881,485
Chugai Pharmaceutical Company, Ltd.	86,500	2,004,366
CSPC Pharmaceutical Group, Ltd.	723,248	742,892
Daiichi Sankyo Company, Ltd.	62,500	2,000,673
Eisai Company, Ltd.	10,634	641,264
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	15

	Shares	Value
Health care (continued)
Pharmaceuticals (continued)
Elanco Animal Health, Inc. (A)	12,351	$162,910
Eli Lilly & Company	21,940	7,944,255
Hikma Pharmaceuticals PLC	26,389	378,820
Intra-Cellular Therapies, Inc. (A)	37,380	1,707,145
Merck & Company, Inc.	11,344	1,148,013
Novartis AG	23,366	1,890,092
Ono Pharmaceutical Company, Ltd.	42,676	1,004,318
Third Harmonic Bio, Inc. (A)	29,463	706,228
UCB SA	32,708	2,465,129
Verona Pharma PLC, ADR (A)	37,489	479,859
Zoetis, Inc.	8,034	1,211,367
Industrials 4.0%		32,588,479
Aerospace and defense 0.8%
Babcock International Group PLC (A)	194,113	613,136
BWX Technologies, Inc.	51,356	2,926,265
Dassault Aviation SA	15,529	2,306,341
Hensoldt AG	20,877	490,502
Rheinmetall AG	1,010	164,177
Building products 0.6%
Builders FirstSource, Inc. (A)	32,652	2,013,322
Johnson Controls International PLC	54,267	3,138,803
Commercial services and supplies 0.1%
Aker Carbon Capture ASA (A)	53,345	60,030
Serco Group PLC	449,560	840,802
Construction and engineering 0.0%
China Railway Group, Ltd., Class A	288,520	197,476
Metallurgical Corp. of China, Ltd., Class A	26,500	10,476
Sinopec Engineering Group Company, Ltd., H Shares	33,265	11,895
Electrical equipment 0.5%
Contemporary Amperex Technology Company, Ltd., Class A	25,188	1,292,641
Fluence Energy, Inc. (A)	1,525	22,768
Schneider Electric SE	13,432	1,698,561
Zhejiang HangKe Technology, Inc., Company, Class A	98,226	674,479
Machinery 0.4%
CNH Industrial NV	113,006	1,461,967
IMI PLC	32,494	457,739
Sany Heavy Industry Company, Ltd., Class A	6,200	11,505
SKF AB, B Shares	17,912	259,287
The Japan Steel Works, Ltd.	53,500	1,104,693
Wuxi Lead Intelligent Equipment Company, Ltd., Class A	2,200	15,126
16	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Machinery (continued)
Zoomlion Heavy Industry Science and Technology Company, Ltd., Class A	16,100	$11,818
Marine 0.4%
Irish Continental Group PLC	867,466	3,507,087
Road and rail 1.0%
ALD SA (B)	209,060	2,230,476
Uber Technologies, Inc. (A)	214,227	5,692,011
Trading companies and distributors 0.2%
Applied Industrial Technologies, Inc.	10,911	1,357,110
Transportation infrastructure 0.0%
Malaysia Airports Holdings BHD (A)	14,225	17,986
Information technology 10.7%		87,382,467
Communications equipment 0.1%
Arista Networks, Inc. (A)	5,863	708,602
IT services 3.2%
Accenture PLC, Class A	2,753	781,577
Block, Inc. (A)	89,649	5,385,215
FleetCor Technologies, Inc. (A)	7,464	1,389,200
Gartner, Inc. (A)	2,374	716,758
Genpact, Ltd.	2,327	112,860
Global Payments, Inc.	20,287	2,317,993
GoDaddy, Inc., Class A (A)	28,494	2,290,918
Mastercard, Inc., Class A	6,237	2,046,859
MongoDB, Inc. (A)	6,991	1,279,563
Okta, Inc. (A)	29,331	1,646,056
PayPal Holdings, Inc. (A)	30,817	2,575,685
Snowflake, Inc., Class A (A)	16,966	2,719,650
WEX, Inc. (A)	13,527	2,220,322
Wise PLC, Class A (A)	98,940	753,605
Semiconductors and semiconductor equipment 2.7%
Advanced Micro Devices, Inc. (A)	41,134	2,470,508
ASML Holding NV, NYRS	1,559	736,503
ASPEED Technology, Inc.	20,590	1,067,401
Intel Corp.	99,294	2,822,928
KLA Corp.	8,767	2,774,317
Lam Research Corp.	3,117	1,261,699
Marvell Technology, Inc.	110,345	4,378,490
NVIDIA Corp.	15,156	2,045,605
ON Semiconductor Corp. (A)	28,996	1,781,224
Rohm Company, Ltd.	1,198	84,177
Sanken Electric Company, Ltd.	47,000	1,609,951
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	17

	Shares	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
STMicroelectronics NV	18,507	$575,456
Software 4.7%
Atlassian Corp., Class A (A)	6,699	1,358,088
Bill.com Holdings, Inc. (A)	13,674	1,823,565
Ceridian HCM Holding, Inc. (A)	58,368	3,863,378
Datadog, Inc., Class A (A)	39,789	3,203,412
Dynatrace, Inc. (A)	103,070	3,632,187
Five9, Inc. (A)	17,847	1,075,460
HubSpot, Inc. (A)	13,107	3,887,012
Intuit, Inc.	6,611	2,826,203
Lightspeed Commerce, Inc. (A)	90,867	1,741,012
Microsoft Corp.	14,348	3,330,601
Palo Alto Networks, Inc. (A)	12,931	2,218,830
Paycom Software, Inc. (A)	4,051	1,401,646
salesforce.com, Inc. (A)	17,697	2,877,355
Samsara, Inc., Class A (A)(C)	119,616	1,472,473
ServiceNow, Inc. (A)	7,121	2,996,090
Workday, Inc., Class A (A)	5,630	877,267
Technology hardware, storage and peripherals 0.0%
Samsung Electronics Company, Ltd.	5,881	244,766
Materials 1.8%		14,690,023
Chemicals 0.5%
Cabot Corp.	23,170	1,702,532
Guangzhou Tinci Materials Technology Company, Ltd., Class A	12,246	71,354
Livent Corp. (A)	12,120	382,628
Orbia Advance Corp. SAB de CV	5,950	10,009
Sinoma Science & Technology Company, Ltd., Class A	503,400	1,236,563
Yunnan Energy New Material Company, Ltd., Class A	14,000	283,926
Construction materials 0.0%
Anhui Conch Cement Company, Ltd., H Shares	3,802	9,786
China National Building Material Company, Ltd., H Shares	15,614	9,067
Metals and mining 1.3%
Angang Steel Company, Ltd., H Shares	46,201	9,586
Anglo American PLC	43,031	1,288,959
Baoshan Iron & Steel Company, Ltd., Class A	28,200	18,621
Barrick Gold Corp.	77,758	1,168,703
Centamin PLC	172,503	175,366
Endeavour Mining PLC	82,837	1,473,293
Fresnillo PLC	124,569	1,041,462
Ganfeng Lithium Group Company, Ltd., Class A	14,760	159,803
Ganfeng Lithium Group Company, Ltd., H Shares (B)(C)	24,917	168,529
18	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Materials (continued)
Metals and mining (continued)
Glencore PLC	699,671	$4,011,262
Vale SA, ADR	113,491	1,468,574
Real estate 0.0%		216,850
Real estate management and development 0.0%
Hufvudstaden AB, A Shares	18,197	216,850
Utilities 1.7%		13,798,174
Electric utilities 1.7%
American Electric Power Company, Inc.	57,412	5,047,663
Constellation Energy Corp.	1,607	151,926
Enel SpA	115,962	518,043
Exelon Corp.	152,602	5,888,911
Public Power Corp. SA (A)	332,624	2,099,579
Gas utilities 0.0%
China Gas Holdings, Ltd.	92,056	81,698
Independent power and renewable electricity producers 0.0%

China Longyuan Power Group Corp., Ltd., H Shares	9,061	10,354
Preferred securities 0.2%		$1,185,656
(Cost $871,065)
Industrials 0.2%		1,185,656
Construction and engineering 0.2%

Fluor Corp., 6.500%	816	1,185,656
Exchange-traded funds 1.0%		$8,489,945
(Cost $8,429,289)
VanEck Gold Miners ETF	351,405	8,489,945

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 0.9%				$7,627,984
(Cost $8,037,010)
Financials 0.9%				7,627,984
Capital markets 0.9%
Credit Suisse Group AG (7.250% to 9-12-25, then 5 Year ICE Swap Rate + 4.332%) (B)(E)	7.250	09-12-25	9,742,000	7,627,984

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	19

	Contracts/Notional amount	Value
Purchased options 0.1%		$741,938
(Cost $5,051,678)
Calls 0.0%		192,403
Exchange Traded Option on Meta Platforms, Inc., Class A (Expiration Date: 11-18-22; Strike Price: $140.00; Notional Amount: 5,100) (A)	51	434
Exchange Traded Option on NVIDIA Corp. (Expiration Date: 11-18-22; Strike Price: $140.00; Notional Amount: 11,900) (A)	119	72,888
Exchange Traded Option on Snowflake, Inc., Class A (Expiration Date: 11-18-22; Strike Price: $190.00; Notional Amount: 10,800) (A)	108	15,660
Exchange Traded Option on SPDR S&P Biotech ETF (Expiration Date: 11-18-22; Strike Price: $86.00; Notional Amount: 35,600) (A)	356	73,628
Over the Counter Option on Alibaba Group Holding, Ltd. (Expiration Date: 12-29-22; Strike Price: HKD 109.92; Counterparty: Morgan Stanley & Company International PLC) (A)(F)	527,829	17,741
Over the Counter Option on Contemporary Amperex Technology Company, Ltd., Class A (Expiration Date: 12-29-22; Strike Price: CNY 559.36; Counterparty: Morgan Stanley & Company International PLC) (A)(F)	56,831	56
Over the Counter Option on EURO STOXX 50 Index vs. S&P 500 Index (Expiration Date: 12-16-22; Strike Rate: 2.500%; Counterparty: Goldman Sachs International) (A)(F)	51,044,529	10,310
Over the Counter Option on EURO STOXX 50 Index vs. S&P 500 Index (Expiration Date: 12-16-22; Strike Rate: 2.500%; Counterparty: Goldman Sachs International) (A)(F)	8,574,301	292
Over the Counter Option on EURO STOXX 50 Index vs. S&P 500 Index (Expiration Date: 12-16-22; Strike Rate: 2.500%; Counterparty: Goldman Sachs International) (A)(F)	7,653,501	168
Over the Counter Option on EURO STOXX 50 Index vs. S&P 500 Index (Expiration Date: 12-16-22; Strike Rate: 2.500%; Counterparty: JPMorgan Chase Bank, N.A.) (A)(F)	13,271,470	1,208
20	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Contracts/Notional amount	Value
Calls (continued)
Over the Counter Option on Sinoma Science & Technology Company, Ltd., Class A (Expiration Date: 12-29-22; Strike Price: CNY 28.04; Counterparty: Goldman Sachs International) (A)(F)	1,175,649	$6
Over the Counter Option on XPeng, Inc., A Shares (Expiration Date: 12-29-22; Strike Price: HKD 97.47; Counterparty: Goldman Sachs International) (A)(F)	6,026	12
Puts 0.1%		549,535
Exchange Traded Option on Airbnb, Inc., Class A (Expiration Date: 11-18-22; Strike Price: $105.00; Notional Amount: 5,500) (A)	55	35,200
Exchange Traded Option on Dynatrace, Inc. (Expiration Date: 11-18-22; Strike Price: $30.00; Notional Amount: 19,800) (A)	198	12,375
Exchange Traded Option on HubSpot, Inc. (Expiration Date: 11-18-22; Strike Price: $240.00; Notional Amount: 5,200) (A)	52	19,500
Exchange Traded Option on iShares MSCI EAFE ETF (Expiration Date: 11-18-22; Strike Price: $54.00; Notional Amount: 518,300) (A)	5,183	80,337
Exchange Traded Option on iShares Russell 2000 ETF (Expiration Date: 11-18-22; Strike Price: $160.00; Notional Amount: 136,400) (A)	1,364	41,602
Exchange Traded Option on Microsoft Corp. (Expiration Date: 11-18-22; Strike Price: $225.00; Notional Amount: 5,400) (A)	54	23,220
Exchange Traded Option on S&P 500 Index (Expiration Date: 11-18-22; Strike Price: $3,500.00; Notional Amount: 7,400) (A)	74	52,170
Exchange Traded Option on ServiceNow, Inc. (Expiration Date: 11-18-22; Strike Price: $320.00; Notional Amount: 3,600) (A)	36	3,600
Exchange Traded Option on Uber Technologies, Inc. (Expiration Date: 11-4-22; Strike Price: $25.00; Notional Amount: 39,600) (A)	396	27,648
Exchange Traded Option on ZoomInfo Technologies, Inc. (Expiration Date: 11-18-22; Strike Price: $40.00; Notional Amount: 27,900) (A)	279	32,732
Over the Counter Option on EURO STOXX 50 Index (Expiration Date: 11-18-22; Strike Price: EUR 3,300.00; Counterparty: Goldman Sachs International) (A)(F)	6,236	45,898
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	21

	Contracts/Notional amount	Value
Puts (continued)
Over the Counter Option on EURO STOXX 50 Index (Expiration Date: 1-20-23; Strike Price: EUR 3,225.00; Counterparty: JPMorgan Chase Bank, N.A.) (A)(F)	4,045	$173,969
Over the Counter Option on Taiwan Stock Exchange Weighted Index (Expiration Date: 12-21-22; Strike Price: TWD 11,529.00; Counterparty: Citibank, N.A.) (A)(F)	392	1,284

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 38.1%				$311,843,422
(Cost $311,976,457)
U.S. Government 30.2%				247,268,308
U.S. Cash Management Bill (G)	3.409	01-10-23	15,500,000	15,383,830
U.S. Cash Management Bill (G)	3.455	01-24-23	25,815,000	25,571,169
U.S. Cash Management Bill (G)	3.583	01-31-23	48,335,000	47,847,013
U.S. Cash Management Bill	3.869	01-17-23	2,565,000	2,543,280
U.S. Treasury Bill (G)	2.550	11-22-22	29,765,000	29,707,587
U.S. Treasury Bill (G)	2.560	11-15-22	1,710,000	1,708,005
U.S. Treasury Bill	2.592	11-01-22	2,040,000	2,040,000
U.S. Treasury Bill (G)	2.941	12-08-22	4,185,000	4,170,210
U.S. Treasury Bill	3.064	12-20-22	3,085,000	3,069,443
U.S. Treasury Bill (G)	3.225	12-06-22	64,995,000	64,772,651
U.S. Treasury Bill	3.421	12-13-22	20,195,000	20,112,125
U.S. Treasury Bill	3.835	01-12-23	28,085,000	27,864,196
U.S. Treasury Bill	3.945	04-06-23	2,525,000	2,478,799

	Yield (%)	Shares	Value
Short-term funds 7.9%			64,575,114
John Hancock Collateral Trust (H)	3.1986(I)	354,910	3,545,902
State Street Institutional U.S. Government Money Market Fund, Premier Class	2.9329(I)	61,029,212	61,029,212

Total investments (Cost $844,543,871) 102.7%	$840,419,683
Other assets and liabilities, net (2.7%)	(22,123,677)
Total net assets 100.0%	$818,296,006

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
CNY	Chinese Yuan Renminbi
EUR	Euro
HKD	Hong Kong Dollar
22	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

TWD	New Taiwan Dollar

Security Abbreviations and Legend
ADR	American Depositary Receipt
ICE	Intercontinental Exchange
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 10-31-22.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	For this type of option, notional amounts are equivalent to number of contracts.
(G)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(I)	The rate shown is the annualized seven-day yield as of 10-31-22.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	23

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
DAX Index Futures	3	Short	Dec 2022	$(914,644)	$(984,964)	$(70,320)
SGX FTSE Taiwan Index Futures	25	Short	Nov 2022	(1,121,136)	(1,144,250)	(23,114)
SGX Nifty 50 Index Futures	86	Short	Nov 2022	(3,047,584)	(3,114,576)	(66,992)
						$(160,426)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	8,380,000	USD	5,370,591	SSB	11/30/2022	—	$(6,050)
CAD	10,125,000	USD	7,438,924	SSB	11/30/2022	—	(5,748)
CAD	6,545,000	USD	4,923,842	MSI	12/21/2022	—	(116,887)
CHF	6,435,000	USD	6,440,491	DB	11/30/2022	$5,260	—
DKK	13,070,000	USD	1,738,925	MSI	11/30/2022	—	(465)
EUR	6,045,000	USD	6,011,347	MSI	12/21/2022	—	(12,960)
GBP	7,494,000	USD	8,492,451	SSB	11/30/2022	108,232	—
GBP	4,255,000	USD	4,899,265	BNP	12/21/2022	—	(11,293)
HKD	10,630,000	USD	1,356,552	GSI	12/21/2022	—	(1,482)
JPY	1,217,000,000	USD	8,205,758	MSI	11/30/2022	4,306	—
JPY	1,479,000,000	USD	10,379,764	MSI	12/21/2022	—	(371,119)
KRW	4,370,780,000	USD	3,045,967	DB	11/30/2022	16,600	—
USD	2,481,640	CAD	3,445,000	SCB	12/21/2022	—	(48,530)
USD	7,396,959	CNY	51,417,000	BNP	12/21/2022	368,226	—
USD	17,040,344	EUR	17,240,000	SSB	11/30/2022	—	(30,904)
USD	11,530,526	EUR	11,708,000	BNP	12/21/2022	—	(87,195)
USD	16,102,001	EUR	16,271,000	DB	12/21/2022	—	(43,536)
USD	1,114,753	GBP	987,000	JPM	11/30/2022	—	(18,003)
USD	4,772,548	GBP	4,255,000	BNP	12/21/2022	—	(115,424)
USD	1,355,956	HKD	10,630,000	GSI	12/21/2022	886	—
USD	1,844,958	IDR	28,726,000,000	CITI	11/30/2022	7,593	—
USD	3,024,728	INR	251,370,000	MSI	11/30/2022	—	(1,605)
USD	10,444,185	JPY	1,479,000,000	SSB	12/21/2022	435,543	—
						$946,646	$(871,201)
24	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

WRITTEN OPTIONS
Options on securities
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
MSI	Alibaba Group Holding, Ltd.	HKD	146.56	Dec 2022	527,829	527,829	$83,837	$(6,107)
MSI	Contemporary Amperex Technology Company, Ltd., Class A	CNY	639.27	Dec 2022	56,831	56,831	209,706	—
GSI	Sinoma Science & Technology Company, Ltd., Class A	CNY	33.39	Dec 2022	1,175,649	1,175,649	175,293	—
GSI	XPeng, Inc., A Shares	HKD	120.68	Dec 2022	6,026	6,026	5,074	(3)
							$473,910	$(6,110)
Exchange-traded	Datadog, Inc., Class A	USD	95.00	Nov 2022	103	10,300	40,859	(16,995)
Exchange-traded	SPDR S&P Biotech ETF	USD	95.00	Nov 2022	356	35,600	10,745	(10,745)
							$51,604	$(27,740)
Puts
MSI	Alibaba Group Holding, Ltd.	HKD	73.28	Dec 2022	373,225	373,225	$176,100	$(657,149)
MSI	Contemporary Amperex Technology Company, Ltd., Class A	CNY	452.82	Dec 2022	56,831	56,831	232,886	(637,760)
GSI	Sinoma Science & Technology Company, Ltd., Class A	CNY	22.70	Dec 2022	1,175,649	1,175,649	219,769	(774,081)
GSI	XPeng, Inc., A Shares	HKD	69.62	Dec 2022	6,026	6,026	4,103	(33,657)
							$632,858	$(2,102,647)
Exchange-traded	SPDR S&P Oil & Gas Exploration & Production ETF	USD	120.00	Nov 2022	563	56,300	140,566	(11,542)
							$1,298,938	$(2,148,039)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	25

Options on index
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Puts
CITI	Taiwan Stock Exchange Weighted Index	TWD	10,248.00	Dec 2022	392	392	$466	$(259)
GSI	Euro STOXX 50 Index	EUR	2,950.00	Nov 2022	6,236	6,236	134,595	(6,027)
JPM	Euro STOXX 50 Index	EUR	2,875.00	Jan 2023	4,045	4,045	98,396	(62,817)
							$233,457	$(69,103)
SWAPS
Total return swaps
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	EURO STOXX 50 Index	1-Month EUR ESTR Compounded OIS - 0.40%	Monthly	EUR	6,315,073	May 2023	GSI	—	$(222,435)	$(222,435)
Pay	EURO STOXX 600 Automobiles & Parts Index	1-Month EUR ESTR Compounded OIS - 0.40%	Monthly	EUR	475,134	May 2023	GSI	—	(12,955)	(12,955)
Pay	EURO STOXX 600 Oil & Gas Index	1-Month EUR ESTR Compounded OIS - 0.40%	Monthly	EUR	4,229,802	May 2023	GSI	—	(205,215)	(205,215)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	1,537,651	May 2023	GSI	—	(45,606)	(45,606)
Pay	Invesco QQQ Trust Series 1	1-Month USD OBFR - 0.28%	Monthly	USD	409,585	May 2023	GSI	—	(13,200)	(13,200)
Pay	iShares GBP High Yield Corporate Bond UCITS ETF	1-Month EUR ESTR Compounded OIS - 0.35%	Monthly	EUR	173,097	May 2023	GSI	—	(2,996)	(2,996)
Pay	iShares Russell 2000 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,874	May 2023	GSI	—	(241)	(241)
Pay	iShares Russell 2000 ETF	1-Month USD OBFR - 0.70%	Monthly	USD	4,067,200	May 2023	GSI	—	(341,945)	(341,945)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.75%	Monthly	USD	931,964	May 2023	GSI	—	(66,544)	(66,544)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.75%	Monthly	USD	899,266	May 2023	GSI	—	(64,209)	(64,209)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	937,651	May 2023	GSI	—	(66,851)	(66,851)
26	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.75%	Monthly	USD	1,585,524	May 2023	GSI	—	$(113,209)	$(113,209)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	3,623,286	May 2023	GSI	—	(258,325)	(258,325)
Pay	iShares Semiconductor ETF	1-Month USD OBFR - 0.28%	Monthly	USD	974,730	May 2023	GSI	—	(51,444)	(51,444)
Pay	iShares Semiconductor ETF	1-Month USD OBFR - 0.28%	Monthly	USD	205,794	May 2023	GSI	—	(10,861)	(10,861)
Pay	iShares Semiconductor ETF	1-Month USD OBFR - 0.28%	Monthly	USD	542,068	May 2023	GSI	—	(28,609)	(28,609)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	174,301	May 2023	GSI	—	(18,295)	(18,295)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,496,847	May 2023	GSI	—	(151,484)	(151,484)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,072,113	May 2023	GSI	—	(65,045)	(65,045)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	571,136	May 2023	GSI	—	(34,651)	(34,651)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	707,434	May 2023	GSI	—	(42,920)	(42,920)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	528,748	May 2023	GSI	—	(32,079)	(32,079)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	426,799	May 2023	GSI	—	(25,894)	(25,894)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	200,610	May 2023	GSI	—	(12,171)	(12,171)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,229,605	May 2023	GSI	—	(74,600)	(74,600)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	642,756	May 2023	GSI	—	(38,996)	(38,996)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	902,928	May 2023	GSI	—	(54,781)	(54,781)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	615,350	May 2023	GSI	—	(37,333)	(37,333)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	740,962	May 2023	GSI	—	(15,279)	(15,279)
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,590,022	May 2023	GSI	—	(111,549)	(111,549)
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 0.28%	Monthly	USD	435,153	May 2023	GSI	—	(23,706)	(23,706)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	27

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 0.28%	Monthly	USD	752,383	May 2023	GSI	—	$(40,988)	$(40,988)
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 0.28%	Monthly	USD	985,855	May 2023	GSI	—	(6,201)	(6,201)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.28%	Monthly	USD	7,536,728	May 2023	GSI	—	(537,266)	(537,266)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.28%	Monthly	USD	5,106,061	May 2023	GSI	—	(363,993)	(363,993)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,581,527	May 2023	GSI	—	(112,741)	(112,741)
Pay	TOPIX Index	1-Month JPY TONAR Compounded OIS - 0.50%	Monthly	JPY	239,526,753	May 2023	GSI	—	(28,223)	(28,223)
Pay	TOPIX Index	1-Month JPY TONAR Compounded OIS - 0.50%	Monthly	JPY	72,054,011	May 2023	GSI	—	(8,526)	(8,526)
Pay	TOPIX Index	1-Month JPY TONAR Compounded OIS - 0.50%	Monthly	JPY	13,353,163	May 2023	GSI	—	(1,588)	(1,588)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	769,762	May 2023	GSI	—	(32,402)	(32,402)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,088,936	May 2023	GSI	—	(87,930)	(87,930)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 1.20%	Monthly	USD	1,904,597	May 2023	JPM	—	(29,385)	(29,385)
Pay	iShares Expanded Tech Sector ETF	1-Month USD OBFR - 3.96%	Monthly	USD	1,086,078	May 2023	JPM	—	25,974	25,974
Pay	iShares Expanded Tech Sector ETF	1-Month USD OBFR - 1.70%	Monthly	USD	307,018	May 2023	JPM	—	7,636	7,636
Pay	iShares Expanded Tech Sector ETF	1-Month USD OBFR - 1.70%	Monthly	USD	306,723	May 2023	JPM	—	7,628	7,628
Pay	iShares MSCI Eurozone ETF	1-Month USD OBFR - 0.82%	Monthly	USD	509,339	May 2023	JPM	—	7,160	7,160
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	313,018	May 2023	JPM	—	(3,172)	(3,172)
28	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	461,664	May 2023	JPM	—	$(4,678)	$(4,678)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.86%	Monthly	USD	99,293	May 2023	JPM	—	(1,046)	(1,046)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.95%	Monthly	USD	15,068,711	May 2023	JPM	—	(159,705)	(159,705)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.95%	Monthly	USD	11,719,867	May 2023	JPM	—	(124,212)	(124,212)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.70%	Monthly	USD	1,477,594	May 2023	JPM	—	(15,404)	(15,404)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.95%	Monthly	USD	6,333,225	May 2023	JPM	—	(67,122)	(67,122)
Pay	iShares Semiconductor ETF	1-Month USD OBFR - 1.20%	Monthly	USD	6,035,710	May 2023	JPM	—	381,753	381,753
Pay	iShares Semiconductor ETF	1-Month USD OBFR - 0.96%	Monthly	USD	808,149	May 2023	JPM	—	51,249	51,249
Pay	iShares Semiconductor ETF	1-Month USD OBFR - 1.07%	Monthly	USD	180,285	May 2023	JPM	—	11,418	11,418
Pay	S&P Oil & Gas Equipment Select Industry Index	1-Month USD OBFR - 0.05%	Monthly	USD	1,225,883	May 2023	JPM	—	(277,597)	(277,597)
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 1.20%	Monthly	USD	3,724,862	May 2023	JPM	—	28,280	28,280
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 1.20%	Monthly	USD	3,731,724	May 2023	JPM	—	28,332	28,332
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 1.20%	Monthly	USD	367,055	May 2023	JPM	—	2,787	2,787
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 1.32%	Monthly	USD	2,314,760	May 2023	JPM	—	17,373	17,373
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 1.07%	Monthly	USD	2,752,250	May 2023	JPM	—	21,134	21,134
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 1.07%	Monthly	USD	3,725,689	May 2023	JPM	—	28,609	28,609
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 1.07%	Monthly	USD	1,672,579	May 2023	JPM	—	12,844	12,844
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 0.82%	Monthly	USD	2,029,383	May 2023	JPM	—	15,936	15,936
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 0.82%	Monthly	USD	1,773,685	May 2023	JPM	—	13,928	13,928
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	29

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 0.82%	Monthly	USD	2,060,054	May 2023	JPM	—	$16,177	$16,177
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 0.82%	Monthly	USD	2,091,138	May 2023	JPM	—	16,421	16,421
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 0.82%	Monthly	USD	2,055,011	May 2023	JPM	—	16,137	16,137
Pay	SPDR S&P Metals & Mining ETF	1-Month USD OBFR - 1.19%	Monthly	USD	2,315,261	May 2023	JPM	—	(64,279)	(64,279)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.81%	Monthly	USD	706,613	May 2023	JPM	—	(17,024)	(17,024)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.81%	Monthly	USD	4,864,111	May 2023	JPM	—	(117,187)	(117,187)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 1.73%	Monthly	USD	297,410	May 2023	JPM	—	(7,355)	(7,355)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 1.11%	Monthly	USD	3,202,920	May 2023	JPM	—	(77,832)	(77,832)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.46%	Monthly	USD	1,008,823	May 2023	JPM	—	(24,060)	(24,060)
Pay	ARK Innovation ETF	1-Month USD OBFR - 5.58%	Monthly	USD	1,329,110	May 2023	MSI	—	(115,960)	(115,960)
Pay	Consumer Discretionary Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	7,660,722	May 2023	MSI	—	(170,234)	(170,234)
Pay	Consumer Discretionary Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	993,203	May 2023	MSI	—	(22,071)	(22,071)
Pay	Consumer Discretionary Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	6,860,783	May 2023	MSI	—	(152,458)	(152,458)
Pay	Energy Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	2,461,565	May 2023	MSI	—	(261,601)	(261,601)
Pay	Energy Select Sector SPDR Fund	1-Month USD OBFR - 1.33%	Monthly	USD	1,784,346	May 2023	MSI	—	(49,696)	(49,696)
Pay	EURO STOXX 50 Index	1-Month EUR ESTR Compounded OIS - 0.40%	Monthly	EUR	1,817,186	May 2023	MSI	—	(91,618)	(91,618)
30	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	EURO STOXX 50 Index	1-Month EUR ESTR Compounded OIS - 0.40%	Monthly	EUR	4,990,378	May 2023	MSI	—	$(251,601)	$(251,601)
Pay	EURO STOXX 50 Index	1-Month EUR ESTR Compounded OIS - 0.40%	Monthly	EUR	5,121,160	May 2023	MSI	—	(258,195)	(258,195)
Pay	EURO STOXX 50 Index	1-Month EUR ESTR Compounded OIS - 0.40%	Monthly	EUR	1,982,912	May 2023	MSI	—	(20,901)	(20,901)
Pay	EURO STOXX 600 Automobiles & Parts Index	1-Month EUR ESTR Compounded OIS - 0.40%	Monthly	EUR	369,805	May 2023	MSI	—	(16,833)	(16,833)
Pay	EURO STOXX 600 Automobiles & Parts Index	1-Month EUR ESTR Compounded OIS - 0.40%	Monthly	EUR	833,056	May 2023	MSI	—	(37,919)	(37,919)
Pay	EURO STOXX 600 Automobiles & Parts Index	1-Month EUR ESTR Compounded OIS - 0.50%	Monthly	EUR	104,381	May 2023	MSI	—	(4,751)	(4,751)
Pay	EURO STOXX 600 Basic Resources Index	1-Month EUR ESTR Compounded OIS - 0.40%	Monthly	EUR	1,235,400	May 2023	MSI	—	18,437	18,437
Pay	EURO STOXX Banks Index	1-Month EUR ESTR Compounded OIS - 0.50%	Monthly	EUR	243,798	May 2023	MSI	—	(13,477)	(13,477)
Pay	EURO STOXX Banks Index	1-Month EUR ESTR Compounded OIS - 0.40%	Monthly	EUR	4,139,101	May 2023	MSI	—	(229,722)	(229,722)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	957,419	May 2023	MSI	—	(64,990)	(64,990)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	125,348	May 2023	MSI	—	(8,509)	(8,509)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	108,404	May 2023	MSI	—	(7,358)	(7,358)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	287,095	May 2023	MSI	—	(19,488)	(19,488)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	193,029	May 2023	MSI	—	(13,103)	(13,103)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	31

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	276,986	May 2023	MSI	—	$(18,802)	$(18,802)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	297,109	May 2023	MSI	—	(20,168)	(20,168)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	941,048	May 2023	MSI	—	(63,879)	(63,879)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	164,609	May 2023	MSI	—	(11,151)	(11,151)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	505,525	May 2023	MSI	—	(34,315)	(34,315)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	628,552	May 2023	MSI	—	(42,666)	(42,666)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	515,475	May 2023	MSI	—	(34,991)	(34,991)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	308,744	May 2023	MSI	—	(20,958)	(20,958)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	199,864	May 2023	MSI	—	(13,567)	(13,567)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	395,023	May 2023	MSI	—	(26,814)	(26,814)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	576,067	May 2023	MSI	—	(39,104)	(39,104)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	693,467	May 2023	MSI	—	(47,073)	(47,073)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	757,492	May 2023	MSI	—	(51,419)	(51,419)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	844,374	May 2023	MSI	—	(57,316)	(57,316)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	11,621,597	May 2023	MSI	—	(788,877)	(788,877)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	1,055,428	May 2023	MSI	—	(71,643)	(71,643)
32	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	FTSE MIB Index	1-Month EUR ESTR Compounded OIS - 0.40%	Monthly	EUR	831,469	May 2023	MSI	—	$(51,276)	$(51,276)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	883,622	May 2023	MSI	—	(47,259)	(47,259)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.54%	Monthly	USD	2,784,435	May 2023	MSI	—	(149,186)	(149,186)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.54%	Monthly	USD	1,495,699	May 2023	MSI	—	(80,137)	(80,137)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	5,273,154	May 2023	MSI	—	(282,023)	(282,023)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	2,264,509	May 2023	MSI	—	(121,112)	(121,112)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	1,728,218	May 2023	MSI	—	(92,430)	(92,430)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	2,835,546	May 2023	MSI	—	(151,653)	(151,653)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	1,488,649	May 2023	MSI	—	(79,617)	(79,617)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	898,477	May 2023	MSI	—	(48,053)	(48,053)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	422,487	May 2023	MSI	—	(22,596)	(22,596)
Pay	Industrial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	589,158	May 2023	MSI	—	(52,204)	(52,204)
Pay	Industrial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	1,108,265	May 2023	MSI	—	(98,202)	(98,202)
Pay	Industrial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	798,100	May 2023	MSI	—	(70,718)	(70,718)
Pay	Industrial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	1,984,383	May 2023	MSI	—	(175,833)	(175,833)
Pay	Industrial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	1,984,296	May 2023	MSI	—	(175,825)	(175,825)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	33

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Invesco QQQ Trust Series 1	1-Month USD OBFR - 0.28%	Monthly	USD	5,844,895	May 2023	MSI	—	$(180,721)	$(180,721)
Pay	Invesco QQQ Trust Series 1	1-Month USD OBFR - 0.28%	Monthly	USD	132,520	May 2023	MSI	—	(4,097)	(4,097)
Pay	Invesco QQQ Trust Series 1	1-Month USD OBFR - 0.28%	Monthly	USD	139,254	May 2023	MSI	—	(4,306)	(4,306)
Pay	Invesco QQQ Trust Series 1	1-Month USD OBFR - 0.28%	Monthly	USD	117,706	May 2023	MSI	—	(3,639)	(3,639)
Pay	Invesco QQQ Trust Series 1	1-Month USD OBFR - 0.28%	Monthly	USD	146,257	May 2023	MSI	—	(4,522)	(4,522)
Pay	Invesco QQQ Trust Series 1	1-Month USD OBFR - 0.28%	Monthly	USD	726,437	May 2023	MSI	—	(22,461)	(22,461)
Pay	Invesco QQQ Trust Series 1	1-Month USD OBFR - 0.28%	Monthly	USD	77,842	May 2023	MSI	—	(2,407)	(2,407)
Pay	Invesco QQQ Trust Series 1	1-Month USD OBFR - 0.28%	Monthly	USD	322,143	May 2023	MSI	—	(9,960)	(9,960)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 1.10%	Monthly	USD	378,739	May 2023	MSI	—	(18,592)	(18,592)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 1.18%	Monthly	USD	2,375,694	May 2023	MSI	—	(116,688)	(116,688)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,650,430	May 2023	MSI	—	(80,526)	(80,526)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 1.50%	Monthly	USD	1,141,974	May 2023	MSI	—	(56,223)	(56,223)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 1.49%	Monthly	USD	839,057	May 2023	MSI	—	(41,306)	(41,306)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 1.49%	Monthly	USD	473,791	May 2023	MSI	—	(23,324)	(23,324)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 1.32%	Monthly	USD	900,179	May 2023	MSI	—	(44,260)	(44,260)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 1.32%	Monthly	USD	961,179	May 2023	MSI	—	(47,259)	(47,259)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 2.18%	Monthly	USD	422,591	May 2023	MSI	—	(20,909)	(20,909)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 2.18%	Monthly	USD	662,426	May 2023	MSI	—	(32,776)	(32,776)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 1.53%	Monthly	USD	2,106,950	May 2023	MSI	—	(103,754)	(103,754)
34	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 1.18%	Monthly	USD	2,276,004	May 2023	MSI	—	$(146,364)	$(146,364)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 1.18%	Monthly	USD	1,261,375	May 2023	MSI	—	(81,116)	(81,116)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 1.63%	Monthly	USD	3,216,256	May 2023	MSI	—	(207,352)	(207,352)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 1.88%	Monthly	USD	2,186,049	May 2023	MSI	—	(141,132)	(141,132)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 2.73%	Monthly	USD	1,268,411	May 2023	MSI	—	(82,278)	(82,278)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 1.63%	Monthly	USD	14,393,198	May 2023	MSI	—	(137,482)	(137,482)
Pay	iShares GBP High Yield Corporate Bond UCITS ETF	1-Month EUR ESTR Compounded OIS - 3.38%	Monthly	EUR	748,685	May 2023	MSI	—	(10,550)	(10,550)
Pay	iShares GBP High Yield Corporate Bond UCITS ETF	1-Month EUR ESTR Compounded OIS - 0.30%	Monthly	EUR	387,121	May 2023	MSI	—	(5,289)	(5,289)
Pay	iShares GBP High Yield Corporate Bond UCITS ETF	1-Month EUR ESTR Compounded OIS - 3.38%	Monthly	EUR	1,853,016	May 2023	MSI	—	(26,113)	(26,113)
Pay	iShares GBP High Yield Corporate Bond UCITS ETF	1-Month EUR ESTR Compounded OIS - 3.38%	Monthly	EUR	492,948	May 2023	MSI	—	(6,947)	(6,947)
Pay	iShares GBP High Yield Corporate Bond UCITS ETF	1-Month EUR ESTR Compounded OIS - 2.63%	Monthly	EUR	998,075	May 2023	MSI	—	(14,065)	(14,065)
Pay	iShares GBP High Yield Corporate Bond UCITS ETF	1-Month EUR ESTR Compounded OIS - 2.63%	Monthly	EUR	2,060,298	May 2023	MSI	—	(29,034)	(29,034)
Pay	iShares MSCI EAFE ETF	1-Month USD OBFR - 0.28%	Monthly	USD	85,970	May 2023	MSI	—	(2,789)	(2,789)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	35

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares MSCI Eurozone ETF	1-Month USD OBFR - 1.23%	Monthly	USD	2,266,650	May 2023	MSI	$(346,998)	$233,466	$(113,532)
Pay	iShares MSCI Eurozone ETF	1-Month USD OBFR - 1.38%	Monthly	USD	109,980	May 2023	MSI	—	(5,512)	(5,512)
Pay	iShares MSCI Eurozone ETF	1-Month USD OBFR - 1.73%	Monthly	USD	167,550	May 2023	MSI	—	(8,419)	(8,419)
Pay	iShares MSCI Eurozone ETF	1-Month USD OBFR - 1.13%	Monthly	USD	546,649	May 2023	MSI	—	(27,349)	(27,349)
Pay	iShares Russell 1000 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,397,641	May 2023	MSI	—	(71,161)	(71,161)
Pay	iShares Russell 1000 ETF	1-Month USD OBFR - 1.28%	Monthly	USD	394,902	May 2023	MSI	—	(20,250)	(20,250)
Pay	iShares Russell 1000 ETF	1-Month USD OBFR - 1.33%	Monthly	USD	394,902	May 2023	MSI	—	(20,257)	(20,257)
Pay	iShares Russell 2000 ETF	1-Month USD OBFR - 1.33%	Monthly	USD	10,873,796	May 2023	MSI	—	(700,694)	(700,694)
Pay	iShares Russell 2000 Value ETF	1-Month USD OBFR - 0.53%	Monthly	USD	7,279,055	May 2023	MSI	—	(487,796)	(487,796)
Pay	iShares Russell 3000 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	450,457	May 2023	MSI	—	(23,554)	(23,554)
Pay	iShares Russell 3000 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	988,710	May 2023	MSI	—	(51,698)	(51,698)
Pay	iShares Russell 3000 ETF	1-Month USD OBFR - 0.63%	Monthly	USD	406,666	May 2023	MSI	—	(21,316)	(21,316)
Pay	iShares Russell 3000 ETF	1-Month USD OBFR - 0.68%	Monthly	USD	406,666	May 2023	MSI	—	(21,323)	(21,323)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 1.18%	Monthly	USD	9,883,952	May 2023	MSI	—	(589,956)	(589,956)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.98%	Monthly	USD	2,263,304	May 2023	MSI	—	(134,929)	(134,929)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.88%	Monthly	USD	3,622,711	May 2023	MSI	—	(48,824)	(48,824)
Pay	iShares Semiconductor ETF	1-Month USD OBFR - 1.05%	Monthly	USD	164,705	May 2023	MSI	—	(11,474)	(11,474)
Pay	iShares Semiconductor ETF	1-Month USD OBFR - 2.38%	Monthly	USD	2,080,850	May 2023	MSI	—	(6,010)	(6,010)
Pay	MSCI International Taiwan Price Index	1-Month USD OBFR - 0.70%	Monthly	USD	51,157	May 2023	MSI	—	569	569
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	6,810,747	May 2023	MSI	—	(389,669)	(389,669)
36	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 1.18%	Monthly	USD	1,962,463	May 2023	MSI	—	$(33,922)	$(33,922)
Pay	SPDR S&P Oil & Gas Exploration & Production ETF	1-Month USD OBFR - 1.48%	Monthly	USD	2,335,442	May 2023	MSI	—	(170,697)	(170,697)
Pay	SPDR S&P Oil & Gas Exploration & Production ETF	1-Month USD OBFR - 1.53%	Monthly	USD	2,540,325	May 2023	MSI	—	(185,718)	(185,718)
Pay	SPDR S&P Oil & Gas Exploration & Production ETF	1-Month USD OBFR - 0.28%	Monthly	USD	6,002,766	May 2023	MSI	—	(436,129)	(436,129)
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 1.12%	Monthly	USD	613,230	May 2023	MSI	—	(14,989)	(14,989)
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 1.07%	Monthly	USD	1,268,422	May 2023	MSI	—	(30,926)	(30,926)
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 1.82%	Monthly	USD	1,535,940	May 2023	MSI	—	(38,864)	(38,864)
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 4.07%	Monthly	USD	505,976	May 2023	MSI	—	(13,503)	(13,503)
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 2.73%	Monthly	USD	1,105,232	May 2023	MSI	—	(29,109)	(29,109)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.83%	Monthly	USD	1,034,789	May 2023	MSI	—	(12,770)	(12,770)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.83%	Monthly	USD	423,788	May 2023	MSI	—	(5,230)	(5,230)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.83%	Monthly	USD	1,384,537	May 2023	MSI	—	(17,086)	(17,086)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.83%	Monthly	USD	1,805,232	May 2023	MSI	—	(22,278)	(22,278)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.83%	Monthly	USD	3,887,056	May 2023	MSI	—	(47,969)	(47,969)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 1.38%	Monthly	USD	3,709,752	May 2023	MSI	—	(46,518)	(46,518)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 2.03%	Monthly	USD	5,381,737	May 2023	MSI	—	(68,746)	(68,746)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	37

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,552,573	May 2023	MSI	—	$(30,989)	$(30,989)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 1.73%	Monthly	USD	575,465	May 2023	MSI	—	(7,289)	(7,289)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 1.73%	Monthly	USD	1,347,928	May 2023	MSI	—	(17,072)	(17,072)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 1.73%	Monthly	USD	4,644,117	May 2023	MSI	—	(58,821)	(58,821)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 1.73%	Monthly	USD	2,978,633	May 2023	MSI	—	(37,726)	(37,726)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 1.98%	Monthly	USD	1,725,133	May 2023	MSI	—	(22,006)	(22,006)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 1.98%	Monthly	USD	768,595	May 2023	MSI	—	(15,751)	(15,751)
Pay	SPDR S&P Retail ETF	1-Month USD OBFR - 4.28%	Monthly	USD	434,005	May 2023	MSI	—	(27,898)	(27,898)
Pay	SPDR S&P Retail ETF	1-Month USD OBFR - 4.58%	Monthly	USD	1,414,215	May 2023	MSI	—	(90,907)	(90,907)
Pay	SPDR S&P Retail ETF	1-Month USD OBFR - 4.58%	Monthly	USD	946,780	May 2023	MSI	—	(60,860)	(60,860)
Pay	SPDR S&P Retail ETF	1-Month USD OBFR - 4.88%	Monthly	USD	374,101	May 2023	MSI	—	(24,048)	(24,048)
Pay	SPDR S&P Retail ETF	1-Month USD OBFR - 3.38%	Monthly	USD	895,543	May 2023	MSI	—	(57,566)	(57,566)
Pay	SPDR S&P Retail ETF	1-Month USD OBFR - 3.38%	Monthly	USD	895,484	May 2023	MSI	—	(57,563)	(57,563)
Pay	VanEck Oil Services ETF	1-Month USD OBFR - 2.38%	Monthly	USD	1,857,705	May 2023	MSI	—	(394,030)	(394,030)
Pay	VanEck Semiconductor ETF	1-Month USD OBFR - 0.83%	Monthly	USD	2,101,831	May 2023	MSI	—	(140,240)	(140,240)
Pay	VanEck Semiconductor ETF	1-Month USD OBFR - 1.38%	Monthly	USD	17,371	May 2023	MSI	—	(1,162)	(1,162)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,311,010	May 2023	MSI	—	(44,406)	(44,406)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,043,225	May 2023	MSI	—	(35,335)	(35,335)
38	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,578,152	May 2023	MSI	—	$(87,325)	$(87,325)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,094,909	May 2023	MSI	—	(70,957)	(70,957)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,238,780	May 2023	MSI	—	(41,788)	(41,788)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,496,084	May 2023	MSI	—	(84,546)	(84,546)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	5,796,230	May 2023	MSI	—	(196,326)	(196,326)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	4,739,253	May 2023	MSI	—	(160,525)	(160,525)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	3,141,227	May 2023	MSI	—	(106,397)	(106,397)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	4,141,107	May 2023	MSI	—	(140,265)	(140,265)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	375,309	May 2023	MSI	—	(12,712)	(12,712)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,014,406	May 2023	MSI	—	(68,231)	(68,231)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,533,027	May 2023	MSI	—	(51,926)	(51,926)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	4,815,806	May 2023	MSI	—	(163,118)	(163,118)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	326,038	May 2023	MSI	—	(11,043)	(11,043)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	6,161,365	May 2023	MSI	—	(208,693)	(208,693)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,570,586	May 2023	MSI	—	(87,069)	(87,069)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.78%	Monthly	USD	1,004,762	May 2023	MSI	—	(34,216)	(34,216)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	39

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.58%	Monthly	USD	8,696,023	May 2023	MSI	—	$(295,503)	$(295,503)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.58%	Monthly	USD	3,911,002	May 2023	MSI	—	(132,901)	(132,901)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.58%	Monthly	USD	3,722,490	May 2023	MSI	—	(126,496)	(126,496)
Pay	iShares MSCI USA Momentum Factor ETF	Fixed 0.00%	Monthly	USD	2,033,851	May 2023	MSI	—	—	—
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.40%	Monthly	JPY	6,100,665	May 2023	CITI	$(882)	4,215	3,333
Receive	Meta Platforms, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	144,359	May 2023	CITI	—	(44,102)	(44,102)
Receive	Meta Platforms, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	27,293	May 2023	CITI	—	(8,337)	(8,337)
Receive	Agilent Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	192,814	May 2023	GSI	—	19,181	19,181
Receive	Agilent Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	48,109	May 2023	GSI	—	4,786	4,786
Receive	Agilent Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	557,285	May 2023	GSI	—	55,439	55,439
Receive	Agilent Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	410,187	May 2023	GSI	—	40,805	40,805
Receive	Alcon, Inc.	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	135,488	May 2023	GSI	—	5,016	5,016
Receive	Alcon, Inc.	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	218,191	May 2023	GSI	—	8,078	8,078
Receive	ALD SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	102,154	May 2023	GSI	—	2,432	2,432
Receive	ALD SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	60,974	May 2023	GSI	—	1,452	1,452
Receive	Amoy Diagnostics Company, Ltd., Class A	1-Month USD OBFR + 0.75%	Monthly	USD	9,234	May 2023	GSI	—	(643)	(643)
40	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Amoy Diagnostics Company, Ltd., Class A	1-Month USD OBFR + 0.75%	Monthly	USD	151,777	May 2023	GSI	—	$(10,557)	$(10,557)
Receive	Amoy Diagnostics Company, Ltd., Class A	1-Month USD OBFR + 0.75%	Monthly	USD	1,762	May 2023	GSI	—	(123)	(123)
Receive	Amoy Diagnostics Company, Ltd., Class A	1-Month USD OBFR + 0.75%	Monthly	USD	7,387	May 2023	GSI	—	(491)	(491)
Receive	Amoy Diagnostics Company, Ltd., Class A	1-Month USD OBFR + 0.75%	Monthly	USD	121,416	May 2023	GSI	$3	(8,061)	(8,058)
Receive	Amoy Diagnostics Company, Ltd., Class A	1-Month USD OBFR + 0.75%	Monthly	USD	1,408	May 2023	GSI	(1)	(93)	(94)
Receive	Arvinas, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	633,443	May 2023	GSI	—	131,680	131,680
Receive	AstraZeneca PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	917,320	May 2023	GSI	—	62,133	62,133
Receive	Avantor, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	738,295	May 2023	GSI	—	17,846	17,846
Receive	Bank Rakyat Indonesia Persero Tbk PT	1-Month USD OBFR + 1.20%	Monthly	USD	471,010	May 2023	GSI	—	27,012	27,012
Receive	Bankinter SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	103,142	May 2023	GSI	—	(1,869)	(1,869)
Receive	BAWAG Group AG	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	289,595	May 2023	GSI	—	12,098	12,098
Receive	Baxter International, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	2,035	May 2023	GSI	—	(26)	(26)
Receive	Baxter International, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	111,815	May 2023	GSI	—	(1,403)	(1,403)
Receive	Baxter International, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	186,835	May 2023	GSI	—	(2,344)	(2,344)
Receive	Boston Scientific Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	63,402	May 2023	GSI	—	4,493	4,493
Receive	Boston Scientific Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	716,255	May 2023	GSI	—	50,755	50,755
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	41

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Boston Scientific Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	281,610	May 2023	GSI	—	$19,955	$19,955
Receive	Boston Scientific Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	1,864,580	May 2023	GSI	—	132,127	132,127
Receive	Bristol-Myers Squibb Company	1-Month USD OBFR + 0.20%	Monthly	USD	837,517	May 2023	GSI	—	96,253	96,253
Receive	Bristol-Myers Squibb Company	1-Month USD OBFR + 0.20%	Monthly	USD	1,641,899	May 2023	GSI	—	177,584	177,584
Receive	China Railway Group, Ltd., Class A	1-Month USD OBFR + 0.75%	Monthly	USD	91,882	May 2023	GSI	—	(4,606)	(4,606)
Receive	China Railway Group, Ltd., Class A	1-Month USD OBFR + 0.75%	Monthly	USD	177,009	May 2023	GSI	—	(8,873)	(8,873)
Receive	China Three Gorges Renewables Company, Ltd.	1-Month USD OBFR + 0.75%	Monthly	USD	18,400	May 2023	GSI	—	(1,262)	(1,262)
Receive	Commerzbank AG	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	784,527	May 2023	GSI	$(173,604)	184,544	10,940
Receive	Commerzbank AG	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	403,601	May 2023	GSI	—	5,664	5,664
Receive	Constellation Energy Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	975,822	May 2023	GSI	—	114,460	114,460
Receive	CSPC Pharmaceutical Group, Ltd.	1-Month HKD HIBOR + 0.20%	Monthly	HKD	166,200	May 2023	GSI	—	(644)	(644)
Receive	CTI BioPharma Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	859,869	May 2023	GSI	—	45,605	45,605
Receive	Daiichi Sankyo Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	235,803,399	May 2023	GSI	—	120,720	120,720
Receive	Daiichi Sankyo Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	53,518,300	May 2023	GSI	—	28,497	28,497
Receive	Daiichi Sankyo Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	62,541,220	May 2023	GSI	—	33,302	33,302
Receive	DISH Network Corp., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	87,689	May 2023	GSI	—	6,105	6,105
Receive	Eastern Bankshares, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	314,043	May 2023	GSI	—	(1,188)	(1,188)
42	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Edwards Lifesciences Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	162,172	May 2023	GSI	—	$(21,920)	$(21,920)
Receive	Edwards Lifesciences Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	400,158	May 2023	GSI	—	(54,088)	(54,088)
Receive	Edwards Lifesciences Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	251,040	May 2023	GSI	—	(33,932)	(33,932)
Receive	Edwards Lifesciences Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	194,807	May 2023	GSI	—	(26,332)	(26,332)
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	28,123,848	May 2023	GSI	—	17,959	17,959
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	57,834,000	May 2023	GSI	—	36,932	36,932
Receive	Elanco Animal Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	4,470	May 2023	GSI	—	473	473
Receive	Elevance Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	103,457	May 2023	GSI	—	9,105	9,105
Receive	Elevance Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	624,762	May 2023	GSI	—	54,966	54,966
Receive	Elevance Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	743,788	May 2023	GSI	—	65,438	65,438
Receive	Encompass Health Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	48,007	May 2023	GSI	—	4,874	4,874
Receive	Encompass Health Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	221,564	May 2023	GSI	—	22,493	22,493
Receive	Encompass Health Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	162,987	May 2023	GSI	—	16,547	16,547
Receive	Encompass Health Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	133,402	May 2023	GSI	—	13,543	13,543
Receive	Erste Group Bank AG	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	203,804	May 2023	GSI	—	2,563	2,563
Receive	Erste Group Bank AG	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	71,693	May 2023	GSI	—	902	902
Receive	Erste Group Bank AG	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	286,749	May 2023	GSI	—	3,606	3,606
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	43

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Erste Group Bank AG	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	312,822	May 2023	GSI	—	$3,934	$3,934
Receive	Erste Group Bank AG	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	727,644	May 2023	GSI	—	9,150	9,150
Receive	Five9, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	97,034	May 2023	GSI	—	8,652	8,652
Receive	Fluor Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	60,709	May 2023	GSI	—	5,759	5,759
Receive	Fluor Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	751,513	May 2023	GSI	—	71,286	71,286
Receive	Ganfeng Lithium Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	1,355,046	May 2023	GSI	—	(2,707)	(2,707)
Receive	Ganfeng Lithium Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	817,987	May 2023	GSI	—	(1,630)	(1,630)
Receive	Genmab A/S	1-Month DKK CIBOR + 0.20%	Monthly	DKK	3,653,920	May 2023	GSI	—	20,236	20,236
Receive	Genpact, Ltd.	1-Month USD OBFR + 0.20%	Monthly	USD	1,730,147	May 2023	GSI	—	126,292	126,292
Receive	Genus PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	4,086	May 2023	GSI	—	(42)	(42)
Receive	Genus PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	44,718	May 2023	GSI	—	(456)	(456)
Receive	Genus PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	18,298	May 2023	GSI	—	(187)	(187)
Receive	Glaukos Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	294,566	May 2023	GSI	—	7,606	7,606
Receive	Global Payments, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	3,085,322	May 2023	GSI	—	38,246	38,246
Receive	Global Payments, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	396,083	May 2023	GSI	—	4,910	4,910
Receive	Global Payments, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	672,056	May 2023	GSI	—	8,331	8,331
Receive	Global Payments, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	783,483	May 2023	GSI	—	9,712	9,712
Receive	Global Payments, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	545,742	May 2023	GSI	—	6,765	6,765
44	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	GSK PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	212,667	May 2023	GSI	—	$11,206	$11,206
Receive	GSK PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	208,476	May 2023	GSI	—	10,985	10,985
Receive	GSK PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	187,647	May 2023	GSI	—	9,887	9,887
Receive	GSK PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	476,126	May 2023	GSI	—	25,088	25,088
Receive	GSK PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	477,750	May 2023	GSI	—	25,173	25,173
Receive	Guangzhou Tinci Materials Technology Company, Ltd., Class A	1-Month USD OBFR + 0.75%	Monthly	USD	10,322	May 2023	GSI	—	(1,108)	(1,108)
Receive	Guangzhou Tinci Materials Technology Company, Ltd., Class A	1-Month USD OBFR + 0.75%	Monthly	USD	161,796	May 2023	GSI	$(1)	(17,360)	(17,361)
Receive	Guangzhou Tinci Materials Technology Company, Ltd., Class A	1-Month USD OBFR + 0.75%	Monthly	USD	257,385	May 2023	GSI	(1)	(27,617)	(27,618)
Receive	Hikma Pharmaceuticals PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	13,606	May 2023	GSI	—	524	524
Receive	Hikma Pharmaceuticals PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	15,942	May 2023	GSI	—	614	614
Receive	Hikma Pharmaceuticals PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	23,375	May 2023	GSI	—	900	900
Receive	Hikma Pharmaceuticals PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	7,202	May 2023	GSI	—	277	277
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	45

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Hologic, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	28,336	May 2023	GSI	—	$2,831	$2,831
Receive	Hologic, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	69,115	May 2023	GSI	—	6,906	6,906
Receive	Hologic, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	133,857	May 2023	GSI	—	13,375	13,375
Receive	Hologic, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	18,603	May 2023	GSI	—	1,859	1,859
Receive	Hologic, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	215,662	May 2023	GSI	—	21,549	21,549
Receive	Hologic, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	256,749	May 2023	GSI	—	25,655	25,655
Receive	Home BancShares, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	70,745	May 2023	GSI	—	5,292	5,292
Receive	Home BancShares, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	585,177	May 2023	GSI	—	43,772	43,772
Receive	Hufvudstaden AB, A Shares	1-Month SEK STIBOR + 0.20%	Monthly	SEK	1,966,516	May 2023	GSI	—	8,997	8,997
Receive	Hufvudstaden AB, A Shares	1-Month SEK STIBOR + 0.20%	Monthly	SEK	2,090,715	May 2023	GSI	—	9,565	9,565
Receive	Humana, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	171,314	May 2023	GSI	—	18,018	18,018
Receive	Humana, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	371,432	May 2023	GSI	—	39,065	39,065
Receive	IDEXX Laboratories, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,987	May 2023	GSI	—	169	169
Receive	IDEXX Laboratories, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	11,923	May 2023	GSI	—	1,017	1,017
Receive	IDEXX Laboratories, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	164,606	May 2023	GSI	—	14,035	14,035
Receive	Immatics NV	1-Month USD OBFR + 0.20%	Monthly	USD	910,669	May 2023	GSI	—	62,232	62,232
Receive	Inari Medical, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	193,006	May 2023	GSI	—	13,333	13,333
Receive	Ironwood Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	24,531	May 2023	GSI	—	2,396	2,396
Receive	Meta Platforms, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	49,981	May 2023	GSI	—	(14,617)	(14,617)
Receive	Midea Group Company, Ltd.	1-Month USD OBFR + 0.75%	Monthly	USD	11,650	May 2023	GSI	—	(1,192)	(1,192)
Receive	Mirati Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	78,259	May 2023	GSI	—	5,363	5,363
Receive	Mirati Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	12,592	May 2023	GSI	—	863	863
Receive	Mirati Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	53,768	May 2023	GSI	—	3,684	3,684
46	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Molina Healthcare, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	147,059	May 2023	GSI	—	$1,761	$1,761
Receive	Molina Healthcare, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	441,887	May 2023	GSI	—	5,290	5,290
Receive	Morgan Stanley	1-Month USD OBFR + 0.20%	Monthly	USD	807,900	May 2023	GSI	—	66,334	66,334
Receive	Morgan Stanley	1-Month USD OBFR + 0.20%	Monthly	USD	721,495	May 2023	GSI	—	59,239	59,239
Receive	MVB Financial Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	138,286	May 2023	GSI	—	(2,677)	(2,677)
Receive	MVB Financial Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	62,116	May 2023	GSI	—	(1,202)	(1,202)
Receive	MVB Financial Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	199,014	May 2023	GSI	—	(3,852)	(3,852)
Receive	MVB Financial Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	79,626	May 2023	GSI	—	(1,541)	(1,541)
Receive	MVB Financial Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	78,718	May 2023	GSI	—	(1,524)	(1,524)
Receive	MVB Financial Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	194,927	May 2023	GSI	—	(3,773)	(3,773)
Receive	NanoString Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	42,089	May 2023	GSI	—	3,884	3,884
Receive	NanoString Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	34,442	May 2023	GSI	—	3,178	3,178
Receive	Nippon Shinyaku Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	18,947,730	May 2023	GSI	—	13,297	13,297
Receive	Novartis AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	144,399	May 2023	GSI	—	9,063	9,063
Receive	Novartis AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	632,460	May 2023	GSI	—	39,765	39,765
Receive	PayPal Holdings, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,024,058	May 2023	GSI	—	(15,239)	(15,239)
Receive	Pfizer, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	30,981	May 2023	GSI	—	2,606	2,606
Receive	Ping An Insurance Group Company of China, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	3,170,910	May 2023	GSI	—	(63,903)	(63,903)
Receive	PTC Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	107,690	May 2023	GSI	—	(18,589)	(18,589)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	47

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	PTC Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	192,545	May 2023	GSI	—	$(33,236)	$(33,236)
Receive	PTC Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	65,765	May 2023	GSI	—	(11,352)	(11,352)
Receive	PTC Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,528,849	May 2023	GSI	—	(263,898)	(263,898)
Receive	Remegen Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	1,610,884	May 2023	GSI	—	25,032	25,032
Receive	Remegen Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	1,000,472	May 2023	GSI	—	15,547	15,547
Receive	Remegen Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	1,678,644	May 2023	GSI	—	26,085	26,085
Receive	REVOLUTION Medicines, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	796,732	May 2023	GSI	—	115,686	115,686
Receive	Rheinmetall AG	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	389,428	May 2023	GSI	—	13,327	13,327
Receive	Roche Holding AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	1,095,533	May 2023	GSI	—	32,907	32,907
Receive	Rohm Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	3,376,439	May 2023	GSI	$(6,921)	8,260	1,339
Receive	Sage Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	244,429	May 2023	GSI	—	12,235	12,235
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	537,959	May 2023	GSI	—	(7,288)	(7,288)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	81,838	May 2023	GSI	—	(1,109)	(1,109)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	93,989	May 2023	GSI	—	(1,273)	(1,273)
48	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	62,867	May 2023	GSI	—	$(852)	$(852)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	45,433	May 2023	GSI	—	(615)	(615)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	45,018	May 2023	GSI	—	(610)	(610)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	55,656	May 2023	GSI	—	(754)	(754)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	87,925	May 2023	GSI	—	(1,191)	(1,191)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	42,907	May 2023	GSI	—	(581)	(581)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	85,302	May 2023	GSI	—	(1,156)	(1,156)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	337,574	May 2023	GSI	—	(4,573)	(4,573)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	90,646	May 2023	GSI	—	(1,228)	(1,228)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	150,084	May 2023	GSI	—	(2,033)	(2,033)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	49

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	15,128	May 2023	GSI	—	$(205)	$(205)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	106,408	May 2023	GSI	—	(1,441)	(1,441)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	128,405	May 2023	GSI	—	(1,739)	(1,739)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	114,692	May 2023	GSI	—	(1,554)	(1,554)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	48,800	May 2023	GSI	—	(661)	(661)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	97,600	May 2023	GSI	—	(1,322)	(1,322)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	90,231	May 2023	GSI	—	(1,222)	(1,222)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	48,995	May 2023	GSI	—	(664)	(664)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	28,743	May 2023	GSI	—	(389)	(389)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	26,450	May 2023	GSI	—	(358)	(358)
50	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	29,219	May 2023	GSI	—	$(396)	$(396)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	48,800	May 2023	GSI	—	(661)	(661)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	56,523	May 2023	GSI	—	(766)	(766)
Receive	Shenzhen Dynanonic Company, Ltd.	1-Month USD OBFR + 0.75%	Monthly	USD	3,713	May 2023	GSI	—	(424)	(424)
Receive	Shenzhen Dynanonic Company, Ltd.	1-Month USD OBFR + 0.75%	Monthly	USD	2,955	May 2023	GSI	$(1)	(338)	(339)
Receive	Shenzhen Dynanonic Company, Ltd.	1-Month USD OBFR + 0.75%	Monthly	USD	3,195	May 2023	GSI	(1)	(365)	(366)
Receive	Shenzhen Dynanonic Company, Ltd.	1-Month USD OBFR + 0.75%	Monthly	USD	3,195	May 2023	GSI	(1)	(365)	(366)
Receive	Shenzhen XFH Technology Company, Ltd.	1-Month USD OBFR + 0.75%	Monthly	USD	7,135	May 2023	GSI	—	(1,287)	(1,287)
Receive	Shenzhen XFH Technology Company, Ltd.	1-Month USD OBFR + 0.75%	Monthly	USD	11,352	May 2023	GSI	—	(2,048)	(2,048)
Receive	Smith & Nephew PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	5,437	May 2023	GSI	—	190	190
Receive	Smith & Nephew PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	327,362	May 2023	GSI	—	13,519	13,519
Receive	Syndax Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	458,909	May 2023	GSI	—	11,139	11,139
Receive	Syndax Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	454,451	May 2023	GSI	—	11,031	11,031
Receive	Syndax Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	75,242	May 2023	GSI	—	1,826	1,826
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	51

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Syndax Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	379,165	May 2023	GSI	—	$9,204	$9,204
Receive	Syneos Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	272,754	May 2023	GSI	—	22,879	22,879
Receive	Tecan Group AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	7,814	May 2023	GSI	—	265	265
Receive	Teleflex, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	9,684	May 2023	GSI	—	1,037	1,037
Receive	Teleflex, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	128,984	May 2023	GSI	—	13,819	13,819
Receive	UCB SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	362,500	May 2023	GSI	—	13,707	13,707
Receive	UCB SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	31,212	May 2023	GSI	—	1,180	1,180
Receive	UniCredit SpA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	348,765	May 2023	GSI	—	38,429	38,429
Receive	Vallourec SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	136,595	May 2023	GSI	—	3,002	3,002
Receive	Vallourec SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	169,902	May 2023	GSI	—	3,734	3,734
Receive	Veracyte, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	18,158	May 2023	GSI	—	5,680	5,680
Receive	Veracyte, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	34,264	May 2023	GSI	—	10,718	10,718
Receive	Zhejiang HangKe Technology, Inc., Company, Class A	1-Month USD OBFR + 0.75%	Monthly	USD	370	May 2023	GSI	—	(34)	(34)
Receive	Zhejiang HangKe Technology, Inc., Company, Class A	1-Month USD OBFR + 0.75%	Monthly	USD	2,964	May 2023	GSI	—	(270)	(270)
Receive	Zoetis, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	679,254	May 2023	GSI	—	30,899	30,899
Receive	ABIOMED, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	997,827	May 2023	JPM	—	(48,239)	(48,239)
52	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Advanced Micro Devices, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	60,127	May 2023	JPM	—	$(7,110)	$(7,110)
Receive	Advanced Micro Devices, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	469,873	May 2023	JPM	—	(55,565)	(55,565)
Receive	Advanced Micro Devices, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	142,742	May 2023	JPM	—	(16,880)	(16,880)
Receive	Agilent Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,160,733	May 2023	JPM	—	50,097	50,097
Receive	ALD SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	35,410	May 2023	JPM	—	2,316	2,316
Receive	Alibaba Group Holding, Ltd.	1-Month HKD HIBOR + 0.30%	Monthly	HKD	269,440	May 2023	JPM	—	(9,509)	(9,509)
Receive	Alphabet, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	1,921,794	May 2023	JPM	—	(135,477)	(135,477)
Receive	Alphabet, Inc., Class C	1-Month USD OBFR + 0.20%	Monthly	USD	2,228,294	May 2023	JPM	—	(169,861)	(169,861)
Receive	Amazon.com, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	2,712,183	May 2023	JPM	—	(421,227)	(421,227)
Receive	Amazon.com, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	224,967	May 2023	JPM	—	(34,939)	(34,939)
Receive	Amazon.com, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	123,369	May 2023	JPM	—	(19,160)	(19,160)
Receive	Amazon.com, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	453,200	May 2023	JPM	—	(70,386)	(70,386)
Receive	Aneka Tambang Tbk	1-Month USD OBFR + 1.20%	Monthly	USD	3,982	May 2023	JPM	—	(289)	(289)
Receive	Anglo American PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	587,747	May 2023	JPM	—	(61,677)	(61,677)
Receive	Anglo American PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	376,487	May 2023	JPM	—	(39,508)	(39,508)
Receive	Ares Management Corp., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	830,608	May 2023	JPM	—	91,040	91,040
Receive	ASML Holding NV, NYRS	1-Month USD OBFR + 0.20%	Monthly	USD	589,898	May 2023	JPM	—	2,595	2,595
Receive	ASML Holding NV, NYRS	1-Month USD OBFR + 0.20%	Monthly	USD	727,869	May 2023	JPM	—	3,202	3,202
Receive	ASML Holding NV, NYRS	1-Month USD OBFR + 0.20%	Monthly	USD	249,193	May 2023	JPM	—	1,096	1,096
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	53

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	16,127,101	May 2023	JPM	—	$4,931	$4,931
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	4,981,482	May 2023	JPM	—	1,523	1,523
Receive	AstraZeneca PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	883,425	May 2023	JPM	—	27,643	27,643
Receive	AstraZeneca PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	914,848	May 2023	JPM	—	28,626	28,626
Receive	Atlassian Corp. PLC, Class A	1-Month USD OBFR + 0.20%	Monthly	USD	433,034	May 2023	JPM	—	(71,941)	(71,941)
Receive	Atlassian Corp. PLC, Class A	1-Month USD OBFR + 0.20%	Monthly	USD	380,905	May 2023	JPM	—	(63,281)	(63,281)
Receive	Banco Santander SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	1,207,608	May 2023	JPM	—	12,139	12,139
Receive	Banco Santander SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	1,164,665	May 2023	JPM	—	—	—
Receive	Bank Rakyat Indonesia Persero Tbk PT	1-Month USD OBFR + 1.20%	Monthly	USD	44,753	May 2023	JPM	$(1)	(41)	(42)
Receive	Bankinter SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	520,476	May 2023	JPM	—	19,856	19,856
Receive	Bankinter SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	417,071	May 2023	JPM	—	11,710	11,710
Receive	Banner Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	1,099,415	May 2023	JPM	—	222,636	222,636
Receive	Banner Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	71,896	May 2023	JPM	—	14,559	14,559
Receive	Baxter International, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	2,943	May 2023	JPM	—	(178)	(178)
Receive	Baxter International, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	411,472	May 2023	JPM	—	(24,891)	(24,891)
Receive	Becton, Dickinson and Company	1-Month USD OBFR + 0.20%	Monthly	USD	251,513	May 2023	JPM	—	(1,484)	(1,484)
54	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Blueprint Medicines Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	251,420	May 2023	JPM	—	$(51,474)	$(51,474)
Receive	Boston Scientific Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	409,572	May 2023	JPM	—	17,020	17,020
Receive	Centamin PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	69,011	May 2023	JPM	—	2,251	2,251
Receive	Centamin PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	199,007	May 2023	JPM	—	(530)	(530)
Receive	Centamin PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	236,236	May 2023	JPM	—	(629)	(629)
Receive	Centamin PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	127,204	May 2023	JPM	—	(339)	(339)
Receive	Concordia Financial Group, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	86,833,192	May 2023	JPM	—	(31,846)	(31,846)
Receive	Concordia Financial Group, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	34,011,775	May 2023	JPM	—	(13,795)	(13,795)
Receive	CONSOL Energy, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	455,289	May 2023	JPM	—	(51,293)	(51,293)
Receive	Daiichi Sankyo Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	13,555,200	May 2023	JPM	—	11,554	11,554
Receive	Daiichi Sankyo Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	16,944,000	May 2023	JPM	—	14,443	14,443
Receive	Datadog, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	244,052	May 2023	JPM	—	(38,018)	(38,018)
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	10,710,135	May 2023	JPM	—	14,055	14,055
Receive	Elanco Animal Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	234,090	May 2023	JPM	—	7,547	7,547
Receive	Elevance Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,720,807	May 2023	JPM	—	240,377	240,377
Receive	Eli Lilly & Company	1-Month USD OBFR + 0.20%	Monthly	USD	1,177,487	May 2023	JPM	—	102,335	102,335
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	55

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Eli Lilly & Company	1-Month USD OBFR + 0.20%	Monthly	USD	1,493,010	May 2023	JPM	—	$133,005	$133,005
Receive	Eli Lilly & Company	1-Month USD OBFR + 0.20%	Monthly	USD	1,476,421	May 2023	JPM	—	131,527	131,527
Receive	Encompass Health Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	22,649	May 2023	JPM	—	2,247	2,247
Receive	Encompass Health Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	160,227	May 2023	JPM	—	15,898	15,898
Receive	ENEOS Holdings, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	3,024,555	May 2023	JPM	—	467	467
Receive	Erste Group Bank AG	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	156,607	May 2023	JPM	—	6,024	6,024
Receive	Erste Group Bank AG	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	398,443	May 2023	JPM	—	12,690	12,690
Receive	FinecoBank Banca Fineco SpA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	836,872	May 2023	JPM	—	35,972	35,972
Receive	FinecoBank Banca Fineco SpA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	131,397	May 2023	JPM	—	5,648	5,648
Receive	FinecoBank Banca Fineco SpA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	402,669	May 2023	JPM	—	10,716	10,716
Receive	HCA Healthcare, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,125,920	May 2023	JPM	—	80,439	80,439
Receive	Health Catalyst, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	182,529	May 2023	JPM	—	(30,922)	(30,922)
Receive	Health Catalyst, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	12,517	May 2023	JPM	—	(2,121)	(2,121)
Receive	Health Catalyst, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	23,626	May 2023	JPM	—	(4,003)	(4,003)
Receive	Health Catalyst, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	2,393	May 2023	JPM	—	(405)	(405)
Receive	Hologic, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	231,509	May 2023	JPM	—	4,926	4,926
Receive	Hope Education Group Company, Ltd.	1-Month HKD HIBOR + 0.30%	Monthly	HKD	9,856	May 2023	JPM	—	(208)	(208)
Receive	Humana, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,745,287	May 2023	JPM	—	185,149	185,149
56	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Humana, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	820,154	May 2023	JPM	—	$86,144	$86,144
Receive	IDEXX Laboratories, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	659,976	May 2023	JPM	—	16,522	16,522
Receive	IDEXX Laboratories, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	138,998	May 2023	JPM	—	3,480	3,480
Receive	Immunocore Holdings PLC, ADR	1-Month USD OBFR + 0.20%	Monthly	USD	1,022,416	May 2023	JPM	—	240,057	240,057
Receive	Insulet Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	665,120	May 2023	JPM	—	35,780	35,780
Receive	Investor AB, B Shares	1-Month SEK STIBOR + 0.20%	Monthly	SEK	10,732,601	May 2023	JPM	—	63,036	63,036
Receive	Johnson & Johnson	1-Month USD OBFR + 0.20%	Monthly	USD	413,270	May 2023	JPM	—	21,238	21,238
Receive	Karuna Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	45,263	May 2023	JPM	—	38	38
Receive	Laboratory Corp. of America Holdings	1-Month USD OBFR + 0.20%	Monthly	USD	1,294,911	May 2023	JPM	—	38,190	38,190
Receive	Laboratory Corp. of America Holdings	1-Month USD OBFR + 0.20%	Monthly	USD	30,104	May 2023	JPM	—	888	888
Receive	Laboratory Corp. of America Holdings	1-Month USD OBFR + 0.20%	Monthly	USD	765,077	May 2023	JPM	—	22,564	22,564
Receive	Laboratory Corp. of America Holdings	1-Month USD OBFR + 0.20%	Monthly	USD	232,447	May 2023	JPM	—	6,855	6,855
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.30%	Monthly	HKD	54,115	May 2023	JPM	—	(523)	(523)
Receive	Lonza Group AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	357,398	May 2023	JPM	—	7,391	7,391
Receive	Merck & Company, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	799,664	May 2023	JPM	—	121,455	121,455
Receive	Meta Platforms, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	138,563	May 2023	JPM	—	(45,997)	(45,997)
Receive	Meta Platforms, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	108,960	May 2023	JPM	—	(36,170)	(36,170)
Receive	Moderna, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	93,461	May 2023	JPM	—	18,172	18,172
Receive	Nasdaq, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	796,068	May 2023	JPM	—	33,592	33,592
Receive	National Bank Holdings Corp., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	376,860	May 2023	JPM	—	25,903	25,903
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	57

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Novartis AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	641,340	May 2023	JPM	—	$38,720	$38,720
Receive	Palo Alto Networks, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	2,016,110	May 2023	JPM	—	(51,179)	(51,179)
Receive	Panasonic Holdings Corp.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	38,179,650	May 2023	JPM	—	3,339	3,339
Receive	PayPal Holdings, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	615,994	May 2023	JPM	—	(68,690)	(68,690)
Receive	Pfizer, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	186,363	May 2023	JPM	—	9,841	9,841
Receive	Pfizer, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	475,658	May 2023	JPM	—	25,118	25,118
Receive	Pfizer, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	475,569	May 2023	JPM	—	25,113	25,113
Receive	Pfizer, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	992,038	May 2023	JPM	—	52,386	52,386
Receive	Pfizer, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	811,102	May 2023	JPM	—	42,831	42,831
Receive	Pfizer, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	352,960	May 2023	JPM	—	18,638	18,638
Receive	Popular, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	604,297	May 2023	JPM	—	(34,181)	(34,181)
Receive	POSCO Holdings, Inc.	1-Month USD OBFR + 0.50%	Monthly	USD	270,436	May 2023	JPM	—	30,438	30,438
Receive	QuidelOrtho Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	272,577	May 2023	JPM	—	67,222	67,222
Receive	QuidelOrtho Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	3,884	May 2023	JPM	—	958	958
Receive	QuidelOrtho Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	106,945	May 2023	JPM	—	26,374	26,374
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	265,650	May 2023	JPM	—	47	47
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	3,028,410	May 2023	JPM	—	578	578
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	14,861,220	May 2023	JPM	—	2,839	2,839
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	51,505,740	May 2023	JPM	—	9,838	9,838
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	27,179,790	May 2023	JPM	—	5,191	5,191
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	5,267,460	May 2023	JPM	—	1,006	1,006
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	5,806,350	May 2023	JPM	—	1,109	1,109
58	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	10,762,620	May 2023	JPM	—	$2,056	$2,056
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	13,783,440	May 2023	JPM	—	2,633	2,633
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	4,295,940	May 2023	JPM	—	821	821
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	15,271,080	May 2023	JPM	—	2,917	2,917
Receive	Rohm Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	34,238,000	May 2023	JPM	—	11,443	11,443
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	129,470	May 2023	JPM	—	(14)	(14)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	60,986	May 2023	JPM	—	(7)	(7)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	89,653	May 2023	JPM	—	(9)	(9)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	72,845	May 2023	JPM	—	(8)	(8)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	86,601	May 2023	JPM	—	(9)	(9)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	92,694	May 2023	JPM	—	(10)	(10)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	305,211	May 2023	JPM	—	(33)	(33)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	59

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	383,767	May 2023	JPM	—	$(42)	$(42)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	97,882	May 2023	JPM	—	(10)	(10)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	227,243	May 2023	JPM	—	(24)	(24)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	85,521	May 2023	JPM	—	(9)	(9)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	91,429	May 2023	JPM	—	(10)	(10)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	273,263	May 2023	JPM	—	(29)	(29)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	59,111	May 2023	JPM	—	(6)	(6)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	88,072	May 2023	JPM	—	(9)	(9)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	81,249	May 2023	JPM	—	(9)	(9)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	51,775	May 2023	JPM	—	(5)	(5)
60	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	113,611	May 2023	JPM	—	$(12)	$(12)
Receive	Stoke Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	213,247	May 2023	JPM	—	25,086	25,086
Receive	Syneos Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	142,973	May 2023	JPM	—	(2,889)	(2,889)
Receive	Syneos Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	7,695	May 2023	JPM	—	(155)	(155)
Receive	Teleflex, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	183,967	May 2023	JPM	—	7,646	7,646
Receive	Teleflex, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	543,269	May 2023	JPM	—	22,580	22,580
Receive	The Bank of Kyoto, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	2,385,809	May 2023	JPM	$(1,586)	2,375	789
Receive	The Bank of Kyoto, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	17,084,779	May 2023	JPM	(8,279)	8,233	(46)
Receive	The Bank of Kyoto, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	13,286,959	May 2023	JPM	(6,439)	6,403	(36)
Receive	The Bank of Kyoto, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	8,353,039	May 2023	JPM	(5,519)	5,496	(23)
Receive	The Bank of Kyoto, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	14,428,469	May 2023	JPM	(6,992)	6,953	(39)
Receive	The Bank of Kyoto, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	16,695,259	May 2023	JPM	(8,090)	8,045	(45)
Receive	The Bank of Kyoto, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	10,630,649	May 2023	JPM	(5,151)	5,122	(29)
Receive	The Bank of Kyoto, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	11,382,640	May 2023	JPM	—	(31)	(31)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	61

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	The Bank of Kyoto, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	4,176,520	May 2023	JPM	—	$(11)	$(11)
Receive	The Bank of Kyoto, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	4,933,919	May 2023	JPM	$(2,391)	2,378	(13)
Receive	The Bank of Kyoto, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	5,691,319	May 2023	JPM	(2,758)	2,743	(15)
Receive	The Bank of Kyoto, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	8,353,040	May 2023	JPM	—	(23)	(23)
Receive	The Bank of Kyoto, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	21,634,590	May 2023	JPM	—	(59)	(59)
Receive	The Bank of Kyoto, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	16,770,999	May 2023	JPM	—	(46)	(46)
Receive	The Bank of Kyoto, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	35,164,999	May 2023	JPM	—	(97)	(97)
Receive	The Bank of Kyoto, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	7,032,999	May 2023	JPM	—	(19)	(19)
Receive	The Chiba Bank, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	57,939,034	May 2023	JPM	—	10,303	10,303
Receive	The Goldman Sachs Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	735,068	May 2023	JPM	—	91,443	91,443
Receive	Thermo Fisher Scientific, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	356,168	May 2023	JPM	—	(21,394)	(21,394)
Receive	Thermo Fisher Scientific, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	682,291	May 2023	JPM	—	(41,517)	(41,517)
Receive	Thermo Fisher Scientific, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,185,952	May 2023	JPM	—	(72,165)	(72,165)
Receive	Tokyo Century Corp.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	28,170,450	May 2023	JPM	—	7,352	7,352
62	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	TOPIX Banks Index	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	107,849,880	May 2023	JPM	—	$14,680	$14,680
Receive	Trupanion, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	48,188	May 2023	JPM	—	(6,155)	(6,155)
Receive	UniCredit SpA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	774,566	May 2023	JPM	—	122,829	122,829
Receive	UniCredit SpA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	415,558	May 2023	JPM	—	60,587	60,587
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	951,888	May 2023	JPM	—	48,551	48,551
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,375,653	May 2023	JPM	—	70,165	70,165
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	565,546	May 2023	JPM	—	28,846	28,846
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,694,530	May 2023	JPM	—	86,429	86,429
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	370,003	May 2023	JPM	—	18,872	18,872
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	711,017	May 2023	JPM	—	36,265	36,265
Receive	Vaxcyte, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	653,016	May 2023	JPM	—	532,092	532,092
Receive	Waters Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	1,365,494	May 2023	JPM	—	36,009	36,009
Receive	Abcam PLC	1-Month GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	12,897	May 2023	MSI	—	73	73
Receive	Abcam PLC	1-Month GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	200,132	May 2023	MSI	—	1,132	1,132
Receive	Abcam PLC	1-Month GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	205,984	May 2023	MSI	—	1,165	1,165
Receive	Acciona SA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	457,398	May 2023	MSI	—	40,109	40,109
Receive	Airbnb, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	512,600	May 2023	MSI	—	(42,801)	(42,801)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	63

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Airbnb, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	350,898	May 2023	MSI	—	$(29,299)	$(29,299)
Receive	Airbnb, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	296,959	May 2023	MSI	—	(24,796)	(24,796)
Receive	Airbnb, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	186,866	May 2023	MSI	—	(15,603)	(15,603)
Receive	Airbnb, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	53,357	May 2023	MSI	—	(4,455)	(4,455)
Receive	Airbnb, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	509,921	May 2023	MSI	—	(42,578)	(42,578)
Receive	ALD SA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	92,875	May 2023	MSI	—	4,388	4,388
Receive	ALD SA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	161,236	May 2023	MSI	—	7,617	7,617
Receive	ALD SA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	27,759	May 2023	MSI	—	1,321	1,321
Receive	ALD SA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	81,872	May 2023	MSI	—	2,550	2,550
Receive	ALD SA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	37,493	May 2023	MSI	—	246	246
Receive	ALD SA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	98,554	May 2023	MSI	—	1,326	1,326
Receive	ALD SA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	56,337	May 2023	MSI	—	1,522	1,522
Receive	ALD SA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	88,276	May 2023	MSI	—	991	991
Receive	ALD SA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	33,125	May 2023	MSI	—	206	206
Receive	ALD SA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	327	May 2023	MSI	—	(3)	(3)
64	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	ALD SA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	779	May 2023	MSI	—	$9	$9
Receive	ALD SA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	3,996	May 2023	MSI	—	—	—
Receive	Align Technology, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	442,544	May 2023	MSI	—	(36,397)	(36,397)
Receive	Alnylam Pharmaceuticals, Inc.	1-Month USD OBFR + 0.25%	Monthly	USD	739,586	May 2023	MSI	—	45,250	45,250
Receive	Alnylam Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	916,923	May 2023	MSI	—	56,116	56,116
Receive	Amedisys, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	479,389	May 2023	MSI	—	7,019	7,019
Receive	Amedisys, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	547,791	May 2023	MSI	—	8,020	8,020
Receive	Amicus Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	331,228	May 2023	MSI	—	(30,229)	(30,229)
Receive	Amicus Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	689,842	May 2023	MSI	—	(62,957)	(62,957)
Receive	Aneka Tambang Tbk	1-Month USD OBFR + 0.75%	Monthly	USD	5,983	May 2023	MSI	—	85	85
Receive	Aneka Tambang Tbk	1-Month USD OBFR + 0.75%	Monthly	USD	3,974	May 2023	MSI	—	57	57
Receive	Aneka Tambang Tbk	1-Month USD OBFR + 0.75%	Monthly	USD	4,988	May 2023	MSI	—	71	71
Receive	Arista Networks, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	32,936	May 2023	MSI	—	5,096	5,096
Receive	Arista Networks, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,039,640	May 2023	MSI	—	160,843	160,843
Receive	ASML Holding NV, NYRS	1-Month USD OBFR + 0.20%	Monthly	USD	41,183	May 2023	MSI	—	8,372	8,372
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	3,498,404	May 2023	MSI	$(7,004)	8,253	1,249
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	1,674,096	May 2023	MSI	—	598	598
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	2,433,072	May 2023	MSI	—	869	869
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	65

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	1,976,499	May 2023	MSI	$(3,957)	$4,663	$706
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	855,825	May 2023	MSI	—	306	306
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	4,840,449	May 2023	MSI	—	1,730	1,730
Receive	AstraZeneca PLC	1-Month GBP SONIA Compounded OIS + 0.50%	Monthly	GBP	590,438	May 2023	MSI	—	24,718	24,718
Receive	AstraZeneca PLC	1-Month GBP SONIA Compounded OIS + 0.50%	Monthly	GBP	134,814	May 2023	MSI	—	5,644	5,644
Receive	AstraZeneca PLC	1-Month GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	335,308	May 2023	MSI	—	14,064	14,064
Receive	Atlassian Corp. PLC, Class A	1-Month USD OBFR + 0.20%	Monthly	USD	106,428	May 2023	MSI	—	(1,134)	(1,134)
Receive	Atlassian Corp. PLC, Class A	1-Month USD OBFR + 0.20%	Monthly	USD	31,315	May 2023	MSI	—	(334)	(334)
Receive	Atlassian Corp. PLC, Class A	1-Month USD OBFR + 0.20%	Monthly	USD	766,694	May 2023	MSI	—	(8,173)	(8,173)
Receive	Bank Rakyat Indonesia Persero Tbk PT	1-Month USD OBFR + 0.75%	Monthly	USD	277,355	May 2023	MSI	—	20,299	20,299
Receive	Bank Rakyat Indonesia Persero Tbk PT	1-Month USD OBFR + 0.75%	Monthly	USD	289,110	May 2023	MSI	—	21,158	21,158
Receive	Bankinter SA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	543,782	May 2023	MSI	—	17,416	17,416
Receive	Baxter International, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	13,592	May 2023	MSI	—	(237)	(237)
Receive	Bayer AG	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	631,416	May 2023	MSI	—	36,889	36,889
Receive	BFF Bank SpA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	122,132	May 2023	MSI	—	1,820	1,820
66	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	BFF Bank SpA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	80,444	May 2023	MSI	—	$1,195	$1,195
Receive	BFF Bank SpA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	47,741	May 2023	MSI	—	712	712
Receive	BFF Bank SpA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	53,569	May 2023	MSI	—	798	798
Receive	BFF Bank SpA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	33,076	May 2023	MSI	—	493	493
Receive	Bio-Techne Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	9,477	May 2023	MSI	—	(8)	(8)
Receive	Block, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	259,413	May 2023	MSI	—	18,946	18,946
Receive	Block, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	121,458	May 2023	MSI	—	8,870	8,870
Receive	Block, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	39,647	May 2023	MSI	—	2,896	2,896
Receive	Block, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	30,197	May 2023	MSI	—	2,205	2,205
Receive	Bloomberry Resorts Corp.	1-Month USD OBFR + 0.75%	Monthly	USD	13,523	May 2023	MSI	$(1,091)	2,117	1,026
Receive	Boston Scientific Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	57,858	May 2023	MSI	—	3,118	3,118
Receive	Boston Scientific Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	574,778	May 2023	MSI	—	30,972	30,972
Receive	Bristol-Myers Squibb Company	1-Month USD OBFR + 0.20%	Monthly	USD	713,800	May 2023	MSI	—	65,457	65,457
Receive	British American Tobacco PLC	1-Month GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	1,278,816	May 2023	MSI	(107,485)	209,778	102,293
Receive	Cadence Bank	1-Month USD OBFR + 0.20%	Monthly	USD	293,664	May 2023	MSI	—	(9,105)	(9,105)
Receive	Cadence Bank	1-Month USD OBFR + 0.20%	Monthly	USD	1,253,487	May 2023	MSI	—	(38,865)	(38,865)
Receive	Cadence Bank	1-Month USD OBFR + 0.20%	Monthly	USD	892,877	May 2023	MSI	—	(27,684)	(27,684)
Receive	Cadence Bank	1-Month USD OBFR + 0.20%	Monthly	USD	887,975	May 2023	MSI	—	(27,532)	(27,532)
Receive	Celldex Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	159,202	May 2023	MSI	—	12,325	12,325
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	67

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Celldex Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	114,353	May 2023	MSI	—	$8,853	$8,853
Receive	Celldex Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	65,759	May 2023	MSI	—	5,091	5,091
Receive	Celldex Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	591,927	May 2023	MSI	—	45,826	45,826
Receive	Ceridian HCM Holding, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	206,602	May 2023	MSI	—	37,263	37,263
Receive	Ceridian HCM Holding, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	112,880	May 2023	MSI	—	20,359	20,359
Receive	Ceridian HCM Holding, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	112,992	May 2023	MSI	—	20,379	20,379
Receive	Ceridian HCM Holding, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	174,950	May 2023	MSI	—	31,554	31,554
Receive	Ceridian HCM Holding, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	39,942	May 2023	MSI	—	7,204	7,204
Receive	China Gas Holdings, Ltd.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	825,449	May 2023	MSI	—	(18,366)	(18,366)
Receive	Danaher Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	477,491	May 2023	MSI	—	(15,154)	(15,154)
Receive	DISH Network Corp., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	32,828	May 2023	MSI	—	2,321	2,321
Receive	Edwards Lifesciences Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	29,580	May 2023	MSI	—	(4,554)	(4,554)
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	5,526,704	May 2023	MSI	—	4,687	4,687
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	6,546,895	May 2023	MSI	—	5,552	5,552
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	1,662,831	May 2023	MSI	—	1,410	1,410
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	5,647,199	May 2023	MSI	—	4,789	4,789
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	4,185,193	May 2023	MSI	—	3,549	3,549
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	2,482,197	May 2023	MSI	—	2,105	2,105
68	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	3,349,761	May 2023	MSI	—	$2,841	$2,841
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	3,912,071	May 2023	MSI	—	3,318	3,318
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	3,349,761	May 2023	MSI	—	2,841	2,841
Receive	Elevance Health, Inc.	1-Month USD OBFR + 0.50%	Monthly	USD	52,956	May 2023	MSI	—	7,667	7,667
Receive	Elevance Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,113,028	May 2023	MSI	—	161,272	161,272
Receive	Elevance Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	51,048	May 2023	MSI	—	7,397	7,397
Receive	Encompass Health Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	531,639	May 2023	MSI	—	60,694	60,694
Receive	Endeavour Mining PLC	1-Month CAD CDOR + 0.20%	Monthly	CAD	759,604	May 2023	MSI	—	18,466	18,466
Receive	Endeavour Mining PLC	1-Month CAD CDOR + 0.20%	Monthly	CAD	494,513	May 2023	MSI	—	12,022	12,022
Receive	Endeavour Mining PLC	1-Month CAD CDOR + 0.20%	Monthly	CAD	659,296	May 2023	MSI	—	16,028	16,028
Receive	Erste Group Bank AG	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	489,481	May 2023	MSI	—	3,667	3,667
Receive	Etsy, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	27,179	May 2023	MSI	—	(1,326)	(1,326)
Receive	Etsy, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	164,940	May 2023	MSI	—	(7,272)	(7,272)
Receive	Etsy, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	460,183	May 2023	MSI	—	(20,288)	(20,288)
Receive	Five9, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	131,195	May 2023	MSI	—	3,332	3,332
Receive	Five9, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	71,673	May 2023	MSI	—	1,820	1,820
Receive	FleetCor Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	65,597	May 2023	MSI	—	5,423	5,423
Receive	FleetCor Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	211,387	May 2023	MSI	—	17,477	17,477
Receive	FleetCor Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	316,995	May 2023	MSI	—	26,208	26,208
Receive	FleetCor Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	450,937	May 2023	MSI	—	37,282	37,282
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	69

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	FleetCor Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	46,193	May 2023	MSI	—	$3,819	$3,819
Receive	Flowserve Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	253,449	May 2023	MSI	—	32,994	32,994
Receive	Ganfeng Lithium Company, Ltd., Class A	1-Month USD OBFR + 0.70%	Monthly	USD	4,398	May 2023	MSI	$2	(75)	(73)
Receive	Ganfeng Lithium Company, Ltd., Class A	1-Month USD OBFR + 0.70%	Monthly	USD	2,641	May 2023	MSI	(1)	(45)	(46)
Receive	Genpact, Ltd.	1-Month USD OBFR + 0.20%	Monthly	USD	259,698	May 2023	MSI	—	18,530	18,530
Receive	Genpact, Ltd.	1-Month USD OBFR + 0.20%	Monthly	USD	476,031	May 2023	MSI	—	33,966	33,966
Receive	Genus PLC	1-Month GBP SONIA Compounded OIS + 0.50%	Monthly	GBP	322,500	May 2023	MSI	—	(4,871)	(4,871)
Receive	Hangzhou Tigermed Consulting Company, Ltd., Class A	1-Month USD OBFR + 0.70%	Monthly	USD	566,410	May 2023	MSI	—	(48,346)	(48,346)
Receive	Hikma Pharmaceuticals PLC	1-Month GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	90,902	May 2023	MSI	—	729	729
Receive	Horizon Therapeutics PLC	1-Month USD OBFR + 0.20%	Monthly	USD	2,133,249	May 2023	MSI	—	(65,310)	(65,310)
Receive	Horizon Therapeutics PLC	1-Month USD OBFR + 0.20%	Monthly	USD	417,365	May 2023	MSI	—	(12,778)	(12,778)
Receive	HubSpot, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	50,630	May 2023	MSI	—	4,767	4,767
Receive	Humana, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	49,879	May 2023	MSI	—	5,949	5,949
Receive	Hypera SA	1-Month USD OBFR + 0.55%	Monthly	USD	145,398	May 2023	MSI	(25,102)	44,664	19,562
Receive	Hypera SA	1-Month USD OBFR + 0.55%	Monthly	USD	695,371	May 2023	MSI	(120,051)	202,043	81,992
Receive	Hypera SA	1-Month USD OBFR + 0.55%	Monthly	USD	334,815	May 2023	MSI	(57,803)	97,281	39,478
Receive	Illumina, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	640,177	May 2023	MSI	—	66,350	66,350
Receive	Inari Medical, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	607,534	May 2023	MSI	—	(1,427)	(1,427)
Receive	Incyte Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	80,633	May 2023	MSI	—	4,466	4,466
70	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Insulet Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	966,802	May 2023	MSI	—	$148,304	$148,304
Receive	Intellia Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	845,726	May 2023	MSI	—	(28,740)	(28,740)
Receive	Investor AB, B Shares	1-Month SEK STIBOR + 0.30%	Monthly	SEK	6,498,583	May 2023	MSI	—	35,779	35,779
Receive	Investor AB, B Shares	1-Month SEK STIBOR + 0.30%	Monthly	SEK	4,341,952	May 2023	MSI	—	23,905	23,905
Receive	Johnson & Johnson	1-Month USD OBFR + 0.20%	Monthly	USD	78,297	May 2023	MSI	—	2,839	2,839
Receive	JPMorgan Chase & Co.	1-Month USD OBFR + 0.20%	Monthly	USD	1,630,730	May 2023	MSI	—	139,106	139,106
Receive	JPMorgan Chase & Co.	1-Month USD OBFR + 0.20%	Monthly	USD	3,119,290	May 2023	MSI	—	216,006	216,006
Receive	Kymera Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	65,798	May 2023	MSI	—	17,408	17,408
Receive	Laboratory Corp. of America Holdings	1-Month USD OBFR + 0.20%	Monthly	USD	464,584	May 2023	MSI	—	20,075	20,075
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	267,993	May 2023	MSI	—	(4,045)	(4,045)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	316,559	May 2023	MSI	—	(4,778)	(4,778)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	327,956	May 2023	MSI	—	(4,950)	(4,950)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	253,246	May 2023	MSI	—	(3,822)	(3,822)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	316,562	May 2023	MSI	—	(4,778)	(4,778)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	506,497	May 2023	MSI	—	(7,645)	(7,645)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	110,487	May 2023	MSI	—	(1,668)	(1,668)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	139,285	May 2023	MSI	—	(2,102)	(2,102)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	10,130	May 2023	MSI	—	(153)	(153)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	48,116	May 2023	MSI	—	(726)	(726)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	108,896	May 2023	MSI	—	(1,644)	(1,644)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	326,692	May 2023	MSI	—	(4,931)	(4,931)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	106,550	May 2023	MSI	—	(1,608)	(1,608)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	117,049	May 2023	MSI	—	(1,767)	(1,767)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	71

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	680,721	May 2023	MSI	—	$(10,274)	$(10,274)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	59,148	May 2023	MSI	—	(893)	(893)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	267,840	May 2023	MSI	—	(4,043)	(4,043)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	132,246	May 2023	MSI	—	(1,996)	(1,996)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	132,246	May 2023	MSI	—	(1,996)	(1,996)
Receive	Lightspeed Commerce, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	145,483	May 2023	MSI	—	5,920	5,920
Receive	Lightspeed Commerce, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	283,831	May 2023	MSI	—	11,549	11,549
Receive	Lightspeed Commerce, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	69,128	May 2023	MSI	—	2,813	2,813
Receive	Lightspeed Commerce, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	79,849	May 2023	MSI	—	3,249	3,249
Receive	M&T Bank Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	473,071	May 2023	MSI	—	6,311	6,311
Receive	Marvell Technology, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	62,183	May 2023	MSI	—	3,174	3,174
Receive	Marvell Technology, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	347,533	May 2023	MSI	—	16,751	16,751
Receive	Mastercard, Inc., Class A	1-Month USD OBFR + 0.50%	Monthly	USD	563,821	May 2023	MSI	—	64,589	64,589
Receive	Mastercard, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	570,017	May 2023	MSI	—	64,300	64,300
Receive	Mastercard, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	279,108	May 2023	MSI	—	31,484	31,484
Receive	Mastercard, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	388,273	May 2023	MSI	—	43,799	43,799
Receive	Mastercard, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	95,003	May 2023	MSI	—	10,717	10,717
Receive	Meta Platforms, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	44,769	May 2023	MSI	—	(13,707)	(13,707)
Receive	Molina Healthcare, Inc.	1-Month USD OBFR + 0.50%	Monthly	USD	1,489,496	May 2023	MSI	—	25,126	25,126
Receive	Molina Healthcare, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	470,887	May 2023	MSI	—	7,994	7,994
Receive	Molina Healthcare, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	33,836	May 2023	MSI	—	574	574
Receive	MongoDB, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	134,757	May 2023	MSI	—	343	343
Receive	MongoDB, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	673,966	May 2023	MSI	—	1,717	1,717
72	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	MongoDB, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	199,673	May 2023	MSI	—	$509	$509
Receive	MongoDB, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	39,570	May 2023	MSI	—	101	101
Receive	Morphic Holding, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	735,772	May 2023	MSI	—	27,220	27,220
Receive	NanoString Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	103,743	May 2023	MSI	—	(6,630)	(6,630)
Receive	NanoString Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	2,377	May 2023	MSI	—	(152)	(152)
Receive	Nippon Shinyaku Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	15,203,160	May 2023	MSI	—	10,210	10,210
Receive	Nippon Shinyaku Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	57,531,600	May 2023	MSI	—	37,252	37,252
Receive	Novartis AG	1-Month CHF SARON Compounded OIS + 0.30%	Monthly	CHF	572,729	May 2023	MSI	—	29,636	29,636
Receive	NVIDIA Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	37,328	May 2023	MSI	—	5,008	5,008
Receive	Okta, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	257,288	May 2023	MSI	—	19,921	19,921
Receive	Okta, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	47,139	May 2023	MSI	—	3,650	3,650
Receive	Owens & Minor, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	5,980	May 2023	MSI	—	167	167
Receive	Palo Alto Networks, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	133,491	May 2023	MSI	—	10,835	10,835
Receive	Palo Alto Networks, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	91,795	May 2023	MSI	—	7,448	7,448
Receive	Palo Alto Networks, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	98,929	May 2023	MSI	—	8,026	8,026
Receive	Palo Alto Networks, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	349,105	May 2023	MSI	—	28,324	28,324
Receive	Palo Alto Networks, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	305,824	May 2023	MSI	—	24,812	24,812
Receive	PayPal Holdings, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	473,080	May 2023	MSI	$(8,222)	1,646	(6,576)
Receive	Pembina Pipeline Corp.	1-Month CAD CDOR + 0.20%	Monthly	CAD	1,689,986	May 2023	MSI	—	55,238	55,238
Receive	Pfizer, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	161,811	May 2023	MSI	—	10,559	10,559
Receive	Popular, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	72,696	May 2023	MSI	—	(3,830)	(3,830)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	73

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	PTC Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	83,281	May 2023	MSI	—	$(25,893)	$(25,893)
Receive	QuidelOrtho Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	73,754	May 2023	MSI	—	11,847	11,847
Receive	Regeneron Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	2,707,597	May 2023	MSI	—	43,857	43,857
Receive	Sage Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	573,334	May 2023	MSI	—	(6,852)	(6,852)
Receive	Sarepta Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	2,119,903	May 2023	MSI	—	(9,730)	(9,730)
Receive	Seagen, Inc.	1-Month USD OBFR + 0.25%	Monthly	USD	78,466	May 2023	MSI	—	(5,189)	(5,189)
Receive	Seagen, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	149,589	May 2023	MSI	—	(9,890)	(9,890)
Receive	Seagen, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	161,964	May 2023	MSI	—	(10,708)	(10,708)
Receive	Seagen, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,457,133	May 2023	MSI	—	(96,334)	(96,334)
Receive	Seagen, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	442,783	May 2023	MSI	—	(29,273)	(29,273)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.40%	Monthly	HKD	8,836	May 2023	MSI	—	(55)	(55)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.40%	Monthly	HKD	39,824	May 2023	MSI	—	(249)	(249)
Receive	Smith & Nephew PLC	1-Month GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	433,146	May 2023	MSI	—	19,786	19,786
Receive	Smith & Nephew PLC	1-Month GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	240,620	May 2023	MSI	—	10,992	10,992
Receive	Smith & Nephew PLC	1-Month GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	155,886	May 2023	MSI	—	7,121	7,121
Receive	Stoke Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	65,908	May 2023	MSI	—	14,601	14,601
Receive	Stoke Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	145,656	May 2023	MSI	—	32,343	32,343
Receive	Stoke Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	21,488	May 2023	MSI	—	4,771	4,771
74	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Stryker Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	1,063,487	May 2023	MSI	—	$69,379	$69,379
Receive	Syneos Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	103,464	May 2023	MSI	—	4,580	4,580
Receive	Syneos Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	145,052	May 2023	MSI	—	6,421	6,421
Receive	Syneos Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	172,713	May 2023	MSI	—	7,645	7,645
Receive	Syneos Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	496,357	May 2023	MSI	—	21,971	21,971
Receive	Talanx AG	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	1,682,923	May 2023	MSI	—	65,918	65,918
Receive	Talanx AG	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	483,607	May 2023	MSI	—	18,942	18,942
Receive	Teleflex, Inc.	1-Month USD OBFR + 0.50%	Monthly	USD	2,424	May 2023	MSI	—	147	147
Receive	Teleflex, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	16,567	May 2023	MSI	—	1,007	1,007
Receive	Tenaris SA, ADR	1-Month USD OBFR + 0.20%	Monthly	USD	728,234	May 2023	MSI	—	76,012	76,012
Receive	The Charles Schwab Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	787,245	May 2023	MSI	—	141,972	141,972
Receive	The Charles Schwab Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	783,074	May 2023	MSI	—	126,373	126,373
Receive	The Chiba Bank, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	30,323,432	May 2023	MSI	—	7,766	7,766
Receive	The Chiba Bank, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	31,246,168	May 2023	MSI	—	5,106	5,106
Receive	The Chiba Bank, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	69,649,600	May 2023	MSI	—	3,846	3,846
Receive	The Goldman Sachs Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	5,666,206	May 2023	MSI	—	407,875	407,875
Receive	The Goldman Sachs Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	786,109	May 2023	MSI	—	76,447	76,447
Receive	Tokyo Century Corp.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	108,727,920	May 2023	MSI	—	34,123	34,123
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	75

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Tokyo Century Corp.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	27,478,080	May 2023	MSI	—	$7,755	$7,755
Receive	Trupanion, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	194,558	May 2023	MSI	—	(13,853)	(13,853)
Receive	Trupanion, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	28,112	May 2023	MSI	—	(2,002)	(2,002)
Receive	Trupanion, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	313,138	May 2023	MSI	—	(22,296)	(22,296)
Receive	Ultragenyx Pharmaceutical, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	159,788	May 2023	MSI	—	8,823	8,823
Receive	Ultragenyx Pharmaceutical, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	799,513	May 2023	MSI	—	44,146	44,146
Receive	United Tractors Tbk PT	1-Month USD OBFR + 0.75%	Monthly	USD	19,482	May 2023	MSI	$(3,818)	3,898	80
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	328,263	May 2023	MSI	—	20,539	20,539
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	108,029	May 2023	MSI	—	6,759	6,759
Receive	Vale Indonesia Tbk PT	1-Month USD OBFR + 0.75%	Monthly	USD	14,762	May 2023	MSI	(3,699)	3,441	(258)
Receive	Veracyte, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	198,591	May 2023	MSI	—	39,176	39,176
Receive	Veracyte, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	3,255	May 2023	MSI	—	642	642
Receive	XPeng, Inc., ADR	1-Month USD OBFR + 0.20%	Monthly	USD	49,237	May 2023	MSI	—	(11,482)	(11,482)
Receive	XPeng, Inc., ADR	1-Month USD OBFR + 0.20%	Monthly	USD	101,328	May 2023	MSI	—	(23,630)	(23,630)
Receive	Zhejiang HangKe Technology, Inc., Company, Class A	1-Month USD OBFR + 0.70%	Monthly	USD	2,119	May 2023	MSI	—	(241)	(241)
Receive	Zoetis, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	918,812	May 2023	MSI	—	6,981	6,981
								$(913,845)	$(9,216,793)	$(10,130,638)
* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.
Derivatives Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
76	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
SEK	Swedish Krona
TWD	New Taiwan Dollar
USD	U.S. Dollar

Derivatives Abbreviations
ADR	American Depositary Receipt
BNP	BNP Paribas
CDOR	Canadian Dollar Offered Rate
CIBOR	Copenhagen Interbank Offered Rate
CITI	Citibank, N.A.
DB	Deutsche Bank AG
ESTR	Euro Short-Term Rate
GSI	Goldman Sachs International
HIBOR	Hong Kong Interbank Offered Rate
JPM	JPMorgan Chase Bank, N.A.
MSI	Morgan Stanley & Co. International PLC
NYRS	New York Registry Shares
OBFR	Overnight Bank Funding Rate
OIS	Overnight Index Swap
OTC	Over-the-counter
SARON	Swiss Average Rate Overnight
SCB	Standard Chartered Bank
SONIA	Sterling Overnight Interbank Average Rate
SSB	State Street Bank and Trust Company
STIBOR	Stockholm Interbank Offered Rate
TONAR	Tokyo Overnight Average Rate
At 10-31-22, the aggregate cost of investments for federal income tax purposes was $858,714,353. Net unrealized depreciation aggregated to $30,727,431, of which $42,567,066 related to gross unrealized appreciation and $73,294,497 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	77

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-22

Assets
Unaffiliated investments, at value (Cost $840,997,860) including $3,524,376 of securities loaned	$836,873,781
Affiliated investments, at value (Cost $3,546,011)	3,545,902
Total investments, at value (Cost $844,543,871)	840,419,683
Swap contracts, at value (net unamortized upfront payment of $(509,304))	11,624,972
Unrealized appreciation on forward foreign currency contracts	946,646
Receivable for futures variation margin	67,836
Foreign currency, at value (Cost $399,436)	312,911
Collateral segregated at custodian for OTC derivative contracts	398,000
Dividends and interest receivable	843,466
Receivable for fund shares sold	2,112,626
Receivable for investments sold	4,215,204
Receivable for securities lending income	420
Other assets	46,667
Total assets	860,988,431
Liabilities
Unrealized depreciation on forward foreign currency contracts	871,201
Written options, at value (Premiums received $1,532,395)	2,217,142
Swap contracts, at value (net unamortized upfront payment of $(404,541))	21,755,610
Due to custodian	1,739,728
Foreign capital gains tax payable	173,986
Payable for collateral on OTC derivatives	1,210,000
Payable for investments purchased	10,121,166
Payable for fund shares repurchased	570,093
Payable upon return of securities loaned	3,546,099
Payable to affiliates
Accounting and legal services fees	56,440
Transfer agent fees	74,143
Trustees’ fees	943
Other liabilities and accrued expenses	355,874
Total liabilities	42,692,425
Net assets	$818,296,006
Net assets consist of
Paid-in capital	$856,638,724
Total distributable earnings (loss)	(38,342,718)
Net assets	$818,296,006

78	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES 10-31-22  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($10,866,044 ÷ 1,024,422 shares)[1]	$10.61
Class C ($2,986,781 ÷ 298,474 shares)[1]	$10.01
Class I ($691,070,798 ÷ 63,295,487 shares)	$10.92
Class R6 ($39,518,853 ÷ 3,574,408 shares)	$11.06
Class NAV ($73,853,530 ÷ 6,676,523 shares)	$11.06
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.17

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	79

STATEMENT OF OPERATIONS For the year ended 10-31-22

Investment income
Dividends	$11,501,970
Interest	4,184,092
Securities lending	72,927
Other income	815
Less foreign taxes withheld	(695,991)
Total investment income	15,063,813
Expenses
Investment management fees	14,769,479
Distribution and service fees	76,409
Accounting and legal services fees	160,008
Transfer agent fees	1,067,739
Trustees’ fees	19,200
Custodian fees	321,808
State registration fees	103,334
Printing and postage	1,560
Professional fees	175,016
Other	78,558
Total expenses	16,773,111
Less expense reductions	(84,305)
Net expenses	16,688,806
Net investment loss	(1,624,993)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(57,088,045)
Affiliated investments	(1,898)
Capital gain distributions received from affiliated investments	297
Futures contracts	(425,039)
Forward foreign currency contracts	(11,682,676)
Written options	(889,232)
Swap contracts	48,510,504
(21,576,089)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(87,937,557)
Affiliated investments	(63)
Futures contracts	(244,486)
Forward foreign currency contracts	346,337
Written options	(1,217,646)
Swap contracts	(4,770,348)
(93,823,763)
Net realized and unrealized loss	(115,399,852)
Decrease in net assets from operations	$(117,024,845)
80	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-22	Year ended 10-31-21
Increase (decrease) in net assets
From operations
Net investment loss	$(1,624,993)	$(8,623,250)
Net realized gain (loss)	(21,576,089)	100,138,645
Change in net unrealized appreciation (depreciation)	(93,823,763)	20,333,075
Increase (decrease) in net assets resulting from operations	(117,024,845)	111,848,470
Distributions to shareholders
From earnings
Class A	(958,141)	(480,110)
Class C	(268,997)	(208,694)
Class I	(61,631,044)	(23,472,130)
Class R6	(3,086,648)	(1,392,785)
Class NAV	(3,588,697)	(2,186,187)
Total distributions	(69,533,527)	(27,739,906)
From fund share transactions	(142,510,196)	334,155,522
Total increase (decrease)	(329,068,568)	418,264,086
Net assets
Beginning of year	1,147,364,574	729,100,488
End of year	$818,296,006	$1,147,364,574
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	81

Financial highlights
CLASS A SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$12.73	$11.60	$11.02	$10.73	$11.82
Net investment loss[1]	(0.05)	(0.15)	(0.10)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.25)	1.73	0.78	0.67	(0.11)
Total from investment operations	(1.30)	1.58	0.68	0.64	(0.18)
Less distributions
From net investment income	—	—	(0.10)	—	—
From net realized gain	(0.82)	(0.45)	—	(0.35)	(0.91)
Total distributions	(0.82)	(0.45)	(0.10)	(0.35)	(0.91)
Net asset value, end of period	$10.61	$12.73	$11.60	$11.02	$10.73
Total return (%)[2,3]	(10.69)	13.69	6.15	6.09	(1.57)
Ratios and supplemental data
Net assets, end of period (in millions)	$11	$16	$12	$11	$19
Ratios (as a percentage of average net assets):
Expenses before reductions	1.93	1.97	2.00	1.98	2.00
Expenses including reductions	1.92	1.96	1.99	1.97	1.99
Net investment loss	(0.47)	(1.18)	(0.87)	(0.25)	(0.61)
Portfolio turnover (%)	214	259	221	170	169

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
82	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$12.13	$11.16	$10.61	$10.42	$11.57
Net investment loss[1]	(0.13)	(0.23)	(0.17)	(0.10)	(0.15)
Net realized and unrealized gain (loss) on investments	(1.17)	1.65	0.74	0.64	(0.09)
Total from investment operations	(1.30)	1.42	0.57	0.54	(0.24)
Less distributions
From net investment income	—	—	(0.02)	—	—
From net realized gain	(0.82)	(0.45)	—	(0.35)	(0.91)
Total distributions	(0.82)	(0.45)	(0.02)	(0.35)	(0.91)
Net asset value, end of period	$10.01	$12.13	$11.16	$10.61	$10.42
Total return (%)[2,3]	(11.33)	12.86	5.33	5.39	(2.26)
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$5	$5	$6	$10
Ratios (as a percentage of average net assets):
Expenses before reductions	2.63	2.67	2.70	2.68	2.70
Expenses including reductions	2.62	2.66	2.69	2.67	2.69
Net investment loss	(1.20)	(1.89)	(1.56)	(0.99)	(1.33)
Portfolio turnover (%)	214	259	221	170	169

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	83

CLASS I SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$13.04	$11.84	$11.24	$10.92	$11.97
Net investment loss[1]	(0.02)	(0.11)	(0.07)	—[2]	(0.04)
Net realized and unrealized gain (loss) on investments	(1.28)	1.76	0.80	0.67	(0.10)
Total from investment operations	(1.30)	1.65	0.73	0.67	(0.14)
Less distributions
From net investment income	—	—	(0.13)	—	—
From net realized gain	(0.82)	(0.45)	—	(0.35)	(0.91)
Total distributions	(0.82)	(0.45)	(0.13)	(0.35)	(0.91)
Net asset value, end of period	$10.92	$13.04	$11.84	$11.24	$10.92
Total return (%)[3]	(10.49)	14.00	6.57	6.36	(1.28)
Ratios and supplemental data
Net assets, end of period (in millions)	$691	$1,019	$616	$565	$566
Ratios (as a percentage of average net assets):
Expenses before reductions	1.63	1.67	1.70	1.69	1.71
Expenses including reductions	1.62	1.66	1.69	1.68	1.70
Net investment loss	(0.16)	(0.86)	(0.58)	—[4]	(0.36)
Portfolio turnover (%)	214	259	221	170	169

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Less than 0.005%.
84	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$13.18	$11.95	$11.34	$11.00	$12.04
Net investment income (loss)[1]	(0.01)	(0.10)	(0.06)	0.01	(0.03)
Net realized and unrealized gain (loss) on investments	(1.29)	1.78	0.81	0.68	(0.10)
Total from investment operations	(1.30)	1.68	0.75	0.69	(0.13)
Less distributions
From net investment income	—	—	(0.14)	—	—
From net realized gain	(0.82)	(0.45)	—	(0.35)	(0.91)
Total distributions	(0.82)	(0.45)	(0.14)	(0.35)	(0.91)
Net asset value, end of period	$11.06	$13.18	$11.95	$11.34	$11.00
Total return (%)[2]	(10.37)	14.22	6.62	6.50	(1.19)
Ratios and supplemental data
Net assets, end of period (in millions)	$40	$51	$37	$27	$30
Ratios (as a percentage of average net assets):
Expenses before reductions	1.53	1.56	1.59	1.58	1.60
Expenses including reductions	1.52	1.55	1.58	1.57	1.60
Net investment income (loss)	(0.07)	(0.76)	(0.51)	0.12	(0.23)
Portfolio turnover (%)	214	259	221	170	169

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	85

CLASS NAV SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$13.18	$11.96	$11.35	$11.00	$12.04
Net investment income (loss)[1]	—[2]	(0.10)	(0.04)	0.01	(0.03)
Net realized and unrealized gain (loss) on investments	(1.30)	1.77	0.79	0.69	(0.10)
Total from investment operations	(1.30)	1.67	0.75	0.70	(0.13)
Less distributions
From net investment income	—	—	(0.14)	—	—
From net realized gain	(0.82)	(0.45)	—	(0.35)	(0.91)
Total distributions	(0.82)	(0.45)	(0.14)	(0.35)	(0.91)
Net asset value, end of period	$11.06	$13.18	$11.96	$11.35	$11.00
Total return (%)[3]	(10.38)	14.12	6.64	6.59	(1.19)
Ratios and supplemental data
Net assets, end of period (in millions)	$74	$57	$59	$134	$130
Ratios (as a percentage of average net assets):
Expenses before reductions	1.52	1.55	1.58	1.56	1.59
Expenses including reductions	1.51	1.54	1.57	1.55	1.58
Net investment income (loss)	0.01	(0.78)	(0.35)	0.13	(0.23)
Portfolio turnover (%)	214	259	221	170	169

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
86	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Seaport Long/Short Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices from the exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at
ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	87

the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2022, by major security category or type:
	Total value at 10-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$27,201,448	$17,339,833	$9,861,615	—
Consumer discretionary	20,423,709	17,683,908	2,739,801	—
Consumer staples	5,928,482	1,800,260	4,128,222	—
Energy	43,288,290	37,100,208	6,188,082	—
Financials	130,280,309	77,618,254	52,662,055	—
Health care	134,732,507	108,655,278	26,077,229	—
Industrials	32,588,479	15,150,279	17,438,200	—
88	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT

	Total value at 10-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Information technology	$87,382,467	$83,047,111	$4,335,356	—
Materials	14,690,023	6,205,739	8,484,284	—
Real estate	216,850	—	216,850	—
Utilities	13,798,174	11,088,500	2,709,674	—
Preferred securities	1,185,656	—	1,185,656	—
Exchange-traded funds	8,489,945	8,489,945	—	—
Corporate bonds	7,627,984	—	7,627,984	—
Purchased options	741,938	490,994	250,944	—
Short-term investments	311,843,422	64,575,114	247,268,308	—
Total investments in securities	$840,419,683	$449,245,423	$391,174,260	—
Derivatives:
Assets
Forward foreign currency contracts	$946,646	—	$946,646	—
Swap contracts	11,624,972	—	11,624,972	—
Liabilities
Futures	(160,426)	$(160,426)	—	—
Forward foreign currency contracts	(871,201)	—	(871,201)	—
Written options	(2,217,142)	(39,282)	(2,177,860)	—
Swap contracts	(21,755,610)	—	(21,755,610)	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral. Effective November 19, 2021, JHCT converted to a prime money market fund.
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The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2022, the fund loaned securities valued at $3,524,376 and received $3,546,099 of cash collateral.
In addition, non-cash collateral of approximately $75,335 in the form of U.S. Treasuries was pledged to the fund. This non-cash collateral is not reflected in the fund’s net assets, however could be sold by the securities lending agent in the event of default by the borrower.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.
90	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT

Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2022 were $6,387.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2022, the fund has a short-term capital loss carryforward of $30,304,804 available to offset future net realized capital gains. This carryforward does not expire.
As of October 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2022 and 2021 was as follows:
	October 31, 2022	October 31, 2021
Ordinary income	$10,424,594	—
Long-term capital gains	59,108,933	$27,739,906
Total	$69,533,527	$27,739,906
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2022, the components of distributable earnings on a tax basis consisted of $22,976,925 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
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Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, wash sale loss deferrals, investments in passive foreign investment companies and derivative transactions.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the
92	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT

contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended October 31, 2022, the fund used futures contracts to manage against changes in interest rates and to manage against changes in certain securities markets. The fund held futures contracts with USD notional values ranging from $530,000 to $14.3 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended October 31, 2022, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $101.7 million to $210.4 million, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying asset at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying asset at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums on purchased options, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
Purchased options are included in the Fund’s investments and are subsequently “marked-to-market” to reflect current market value. If a purchased option expires, the fund realizes a loss equal to the premium paid for the option. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying asset transaction to determine the realized gain (loss). Written options are included as liabilities in the Statement of assets and liabilities and are “marked-to-market” to reflect the current market value. If the written option expires, the fund realizes a gain equal to the premium received. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying asset transaction to determine the realized gain (loss).
During the year ended October 31, 2022, the fund used purchased options contracts to manage against changes in certain securities markets and foreign currency exchange rates and to gain exposure to certain securities
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markets and foreign currencies. The fund held purchased options contracts with market values ranging from $0.7 million to $11.1 million, as measured at each quarter end.
During the year ended October 31, 2022, the fund wrote option contracts to manage against changes in certain securities markets and foreign currency exchange rates and to gain exposure to certain securities markets and foreign currencies. The fund held written option contracts with market values ranging from $165,000 to $2.2 million, as measured at each quarter end.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Total Return Swaps. The fund may enter into total return swap contracts to obtain synthetic exposure to a specific reference asset or index without owning, taking physical custody of, or short selling the underlying assets. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. A fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.
During the year ended October 31, 2022, the fund used total return swaps to to gain exposure to a security or market without investing directly in such security or market. The fund held total return swaps with total USD notional amounts ranging from $671.1 million to $1.2 billion, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at October 31, 2022 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures variation margin[1]	Futures	—	$(160,426)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	$946,646	(871,201)
94	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Unaffiliated investments, at value[2]	Purchased options	$741,938	—
Equity	Written options, at value	Written options	—	(2,217,142)
Equity	Swap contracts, at value	Total return swaps	11,624,972	(21,755,610)
			$13,313,556	$(25,004,379)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
[2]	Purchased options are included in Fund’s investments.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The tables below reflect the fund’s exposure to OTC derivative transactions and exposure to counterparties subject to an ISDA:
OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$946,646	$(871,201)
Purchased options	250,944	—
Swap contracts	11,624,972	(21,755,610)
Written options	—	(2,177,860)
Totals	$12,822,562	$(24,804,671)

Counterparty	Assets	Liabilities	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty[1]	Collateral Posted by Portfolio[1]	Net Exposure
BNP Paribas	$368,226	$(213,912)	$154,314	—	—	$154,314
Citibank, N.A.	12,210	(52,698)	(40,488)	—	$40,488	—
Deutsche Bank AG	21,860	(43,536)	(21,676)	—	21,676	—
Goldman Sachs International	2,885,733	(4,984,468)	(2,098,735)	—	2,098,735	—
JPMorgan Chase Bank, N.A.	4,757,497	(2,929,907)	1,827,590	—	—	1,827,590
Morgan Stanley & Co. International PLC	4,233,261	(16,488,918)	(12,255,657)	—	12,044,483	(211,174)
Standard Chartered Bank	—	(48,530)	(48,530)	—	48,530	—
ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	95

Counterparty	Assets	Liabilities	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty[1]	Collateral Posted by Portfolio[1]	Net Exposure
State Street Bank and Trust Company	$543,775	$(42,702)	$501,073	$298,627	—	$202,446
Totals	$12,822,562	(24,804,671)	(11,982,109)	298,627	$14,253,912	1,973,176
[1] Reflects collateral posted by the counterparty or posted by the fund, excluding any excess collateral amounts.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2022:
	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Interest rate	$(451,882)	$(641,016)	—	—	—	$(1,092,898)
Currency	(506,804)	—	$(11,682,676)	—	—	(12,189,480)
Equity	3,157,123	215,977	—	$(889,232)	$48,510,504	50,994,372
Total	$2,198,437	$(425,039)	$(11,682,676)	$(889,232)	$48,510,504	$37,711,994

[1]	Realized gain (loss) associated with purchased options is included in this caption on the Statement of operations.
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2022:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Currency	—	—	$346,337	—	—	$346,337
Equity	$881,379	$(244,486)	—	$(1,217,646)	$(4,770,348)	(5,351,101)
Total	$881,379	$(244,486)	$346,337	$(1,217,646)	$(4,770,348)	$(5,004,764)

[1]	Change in unrealized appreciation (depreciation) associated with purchased options is included in this caption on the Statement of operations.
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
96	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT

Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.450% of the first $250 million of the fund’s average daily net assets; (b) 1.400% of the next $750 million of the fund’s average daily net assets; (c) 1.375% of the next $1 billion of the fund’s average daily net assets; and (d) 1.350% of the fund’s average daily net assets in excess of $2 billion. Prior to April 1, 2022, the fees were as follows: (a) 1.500% of the first $250 million of the fund’s average daily net assets; and (b) 1.450% of the fund’s average daily net assets in excess of $250 million. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$1,110
Class C	294
Class I	74,254
Class	Expense reduction
Class R6	$3,556
Class NAV	5,091
Total	$84,305

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2022, were equivalent to a net annual effective rate of 1.43% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2022, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%
ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	97

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $11,489 for the year ended October 31, 2022. Of this amount, $1,930 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $9,559 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2022, CDSCs received by the Distributor amounted to $1,049 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$40,668	$15,605
Class C	35,741	4,110
Class I	—	1,044,110
Class R6	—	3,914
Total	$76,409	$1,067,739
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
98	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT

Note 6—Fund share transactions
Transactions in fund shares for the years ended October 31, 2022 and 2021 were as follows:
	Year Ended 10-31-22		Year Ended 10-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	672,552	$7,686,103	870,252	$10,870,363
Distributions reinvested	75,489	874,923	34,187	417,429
Repurchased	(972,689)	(11,071,543)	(653,530)	(8,205,476)
Net increase (decrease)	(224,648)	$(2,510,517)	250,909	$3,082,316
Class C shares
Sold	54,787	$593,786	104,693	$1,264,070
Distributions reinvested	19,582	215,399	16,418	192,414
Repurchased	(168,041)	(1,871,379)	(214,161)	(2,578,594)
Net decrease	(93,672)	$(1,062,194)	(93,050)	$(1,122,110)
Class I shares
Sold	33,722,531	$389,847,452	41,009,799	$521,959,537
Distributions reinvested	3,588,613	42,704,495	1,587,124	19,807,305
Repurchased	(52,171,102)	(595,467,568)	(16,418,545)	(210,753,862)
Net increase (decrease)	(14,859,958)	$(162,915,621)	26,178,378	$331,012,980
Class R6 shares
Sold	14,564	$174,804	959,930	$12,268,431
Distributions reinvested	244,458	2,940,827	104,193	1,312,838
Repurchased	(533,876)	(6,402,803)	(338,895)	(4,398,334)
Net increase (decrease)	(274,854)	$(3,287,172)	725,228	$9,182,935
Class NAV shares
Sold	2,506,591	$28,883,481	273,507	$3,584,077
Distributions reinvested	298,065	3,588,697	173,369	2,186,187
Repurchased	(439,074)	(5,206,870)	(1,082,461)	(13,770,863)
Net increase (decrease)	2,365,582	$27,265,308	(635,585)	$(8,000,599)
Total net increase (decrease)	(13,087,550)	$(142,510,196)	26,425,880	$334,155,522
Affiliates of the fund owned 100% of shares of Class NAV on October 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $1,310,664,670 and $1,353,318,699, respectively, for the year ended October 31, 2022.
ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	99

Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2022, funds within the John Hancock group of funds complex held 9.0% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Alternative Asset Allocation Fund	9.0%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	354,910	$913,669	$48,783,664	$(46,149,470)	$(1,898)	$(63)	$72,927	$297	$3,545,902

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. Uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined.
100	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT

Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 11—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 12—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	101

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Seaport Long/Short Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Seaport Long/Short Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
102	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $59,108,933 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	103

SHAREHOLDER MEETING

(Unaudited)
The fund held a Special Joint Meeting of Shareholders on Friday, September 9, 2022. The following proposal was considered by the shareholders:
Proposal: To elect eight Trustees as members of the Board of Trustees of each of the Trusts.
THE PROPOSAL PASSED ON September 9, 2022.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	930,432,312.451	29,179,649.679
Frances G. Rathke	931,340,368.276	28,271,593.854
Noni L. Ellison	931,852,358.590	27,759,603.540
Dean C. Garfield	931,587,791.505	28,024,170.625
Patricia Lizarraga	931,662,411.746	27,949,550.384

Non-Independent Trustees
Andrew G. Arnott	931,573,268.898	28,038,693.232
Marianne Harrison	932,138,670.225	27,473,291.905
Paul Lorentz	931,257,810.391	28,354,151.739
104	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Seaport Long/Short Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconference1meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 21-23, 2022, the Board, including the Trustees who are not parties to any agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	105

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
106	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2021. The Board also noted that the fund outperformed the peer group median for the five-year period and underperformed for the one- and three-year periods ended December 31, 2021. The Board took into account management’s discussion of the factors that contributed to the fund’s underperformance relative to the benchmark index for the one-, three- and five-year periods and peer group median for the one- and three-year periods including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.
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The Board took into account management’s discussion of the fund’s expenses, including the implementation of a new, reduced fee schedule for the fund in April 2022. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	109

operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
110	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	111

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	183
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	183
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	1986	183
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	183
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022)
Deborah C. Jackson, Born: 1952	2008	183
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	1994	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	113

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	183
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	183
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

114	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	115

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Managers
Jennifer N. Berg, CFA
Ann C. Gallo
Bruce L. Glazer
Wen Shi, Phd, CFA1
Rebecca D. Sykes, CFA
Michael G. Toman
Keith E. White
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
1 Effective July 1, 2022,Wen Shi, PhD, CFA, was added as a leader of the fund’s investment management team.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
116	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Seaport Long/Short Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2574518	437A 10/22
12/2022

Annual report
John Hancock
Small Cap Core Fund
U.S. equity
October 31, 2022

A message to shareholders
Dear shareholder,
The U.S. stock market suffered sizable losses and high volatility during the 12 months ended October 31, 2022. Persistently high inflation prompted the U.S. Federal Reserve (Fed) to tighten monetary policy aggressively, leading to a sharp rise in bond yields. Russia’s invasion of Ukraine, which exacerbated stress in global supply chains, also weighed heavily on sentiment. The market rallied in July and October when encouraging data—including easing consumer demand—spurred hope that the Fed would soon be able to dial back its interest-rate hikes.
While nearly all market segments lost ground in the sell-off, mega-cap U.S. technology-related stocks were hit particularly hard. On the other hand, energy stocks held up reasonably well in the downturn thanks to the rally in crude oil prices.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Small Cap Core Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
14	Financial statements
17	Financial highlights
21	Notes to financial statements
28	Report of independent registered public accounting firm
29	Tax information
30	Shareholder meeting
31	Evaluation of advisory and subadvisory agreements by the Board of Trustees
37	Trustees and Officers
41	More information
ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2022 (%)

The Russell 2000 Index tracks the performance of approximately 2,000 publicly traded small-cap companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.
1Class A shares were first offered on 12-20-13 and ceased operations between 3-10-16 and 8-30-17. Returns while Class A shares were not offered are those of Class I shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Inflation and rising interest rates weighed on stocks
U.S. stocks declined significantly amid persistently elevated inflation and changing central bank policy as the U.S. Federal Reserve sought to bring inflationary pressures under control.
Small-cap stocks lagged
Although the equity market decline was broad, small-cap stocks underperformed during the period, reflecting increasing economic uncertainty.
The fund held up better than its benchmark
Strong stock selection in the healthcare and information technology sectors helped the fund outperform its benchmark, the Russell 2000 Index.
SECTOR COMPOSITION AS OF 10/31/2022 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	3

Management’s discussion of fund performance
How did U.S. small-cap stocks perform during the 12 months ended October 31, 2022?
U.S. stocks declined sharply across the board in a challenging market environment. The key factors included the highest inflation rate in four decades, a series of short-term interest-rate increases by the U.S. Federal Reserve (Fed) to rein in inflationary pressures, and concerns that the Fed rate hikes would lead to an economic downturn. These factors proved to be more important than corporate earnings, which generally held up well until late in the period. While the equity market decline was broad based, small-cap stocks fell more than their large- and mid-cap peers given the economic uncertainty.
How did the fund perform?
The fund also declined but held up better than its benchmark. Stock selection was the key driver of this outperformance, particularly in the healthcare and information technology sectors. Leading contributors included diagnostic imaging company Lantheus Holdings, Inc. and energy producer PDC Energy, Inc. Lantheus consistently outpaced earnings expectations, while PDC benefited from a continued rise in energy prices. Acquisitions also had a positive impact on performance: Eight portfolio companies were acquired at premiums during the period, including an out-of-benchmark position in semiconductor equipment maker Tower Semiconductor, Ltd., enterprise security firm Sailpoint Technologies Holdings, Inc.,
TOP 10 HOLDINGS AS OF 10/31/2022 (% of net assets)
PDC Energy, Inc.	2.1
EMCOR Group, Inc.	2.0
Chord Energy Corp.	1.8
Tenable Holdings, Inc.	1.8
WNS Holdings, Ltd., ADR	1.8
Progress Software Corp.	1.8
Arcosa, Inc.	1.8
CommVault Systems, Inc.	1.7
CyberArk Software, Ltd.	1.7
Magnolia Oil & Gas Corp., Class A	1.7
TOTAL	18.2
Cash and cash equivalents are not included.
4	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT

and vehicle parts manufacturer Meritor, Inc. We sold the fund’s holdings in Lantheus, Tower Semiconductor, Sailpoint Technologies, and Meritor prior to period end.
On the downside, sector allocation detracted from performance, particularly overweights in the communication services and information technology sectors. Significant detractors included consumer lending company LendingTree, Inc. and an out-of-benchmark position in government analytics software company Cognyte Software, Ltd. Rising interest rates led to a sharp drop in lending and refinancing activity at LendingTree, while Cognyte reported lower-than-expected earnings amid pullbacks in government spending. We eliminated both stocks from the portfolio during the period.
How was the fund positioned at the end of the reporting period?
Over the past year, we’ve been refining the fund’s holdings, adding to positions in high-confidence stocks that have been caught up in the indiscriminate market sell-off. We’ve also selectively initiated a handful of new positions, most notably in the materials and energy sectors.
Can you tell us about recent additions to the portfolio management tream?
Effective October 31, 2022, Joseph Nowinski and Ryan Davies, CFA, were added to the team.
MANAGED BY

Bill Talbot, CFA
Joseph Nowinski
Ryan Davies, CFA
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception (12-20-13)	5-year	Since inception (12-20-13)
Class A1	-19.17	5.23	7.17	29.02	84.76
Class I2	-14.74	6.56	8.01	37.37	98.02
Class R6[1,2]	-14.64	6.69	8.01	38.26	98.07
Class NAV[2]	-14.65	6.69	8.13	38.22	100.05
Index†	-18.54	5.56	7.16	31.07	84.55
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5%. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class I	Class R6	Class NAV
Gross (%)	1.24	0.99	0.89	0.88
Net (%)	1.23	0.98	0.88	0.87
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the Russell 2000 Index.
See the following page for footnotes.
6	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Russell 2000 Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I2	12-20-13	19,802	19,802	18,455
Class R6[1,2]	12-20-13	19,807	19,807	18,455
Class NAV[2]	12-20-13	20,005	20,005	18,455
The Russell 2000 Index tracks the performance of approximately 2,000 publicly traded small-cap companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class A and Class I shares were first offered on 12-20-13. Class A shares ceased operations between 3-10-16 and 8-30-17. Returns while Class A shares were not offered are those of Class I shares. Class R6 shares were first offered on 8-30-17. Returns shown prior to this date are those of Class A shares (or Class I shares for the period between 3-10-16 and 8-30-17), that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2022, with the same investment held until October 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2022	Ending value on 10-31-2022	Expenses paid during period ended 10-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$929.50	$6.03	1.24%
	Hypothetical example	1,000.00	1,019.00	6.31	1.24%
Class I	Actual expenses/actual returns	1,000.00	929.90	4.82	0.99%
	Hypothetical example	1,000.00	1,020.20	5.04	0.99%
Class R6	Actual expenses/actual returns	1,000.00	930.80	4.28	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%
Class NAV	Actual expenses/actual returns	1,000.00	930.70	4.23	0.87%
	Hypothetical example	1,000.00	1,020.80	4.43	0.87%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	9

Fund’s investments
AS OF 10-31-22
	Shares	Value
Common stocks 93.4%		$1,571,624,024
(Cost $1,596,629,251)
Communication services 7.2%		121,712,524
Entertainment 2.3%
Madison Square Garden Sports Corp.	182,025	28,506,935
Sciplay Corp., Class A (A)	709,852	9,930,829
Interactive media and services 3.8%
CarGurus, Inc. (A)	1,032,029	15,026,342
Yelp, Inc. (A)	665,787	25,572,879
Ziff Davis, Inc. (A)	307,876	23,826,524
Media 1.1%
WideOpenWest, Inc. (A)	1,374,837	18,849,015
Consumer discretionary 8.4%		140,999,026
Auto components 1.1%
Stoneridge, Inc. (A)	851,442	17,769,595
Household durables 2.8%
Newell Brands, Inc.	828,660	11,443,795
Universal Electronics, Inc. (A)(B)	656,078	13,390,552
Vizio Holding Corp., Class A (A)	1,952,353	21,866,354
Leisure products 0.8%
Malibu Boats, Inc., Class A (A)	272,076	14,392,820
Specialty retail 2.6%
Boot Barn Holdings, Inc. (A)	360,739	20,489,975
Lithia Motors, Inc.	120,376	23,852,504
Textiles, apparel and luxury goods 1.1%
Columbia Sportswear Company	238,838	17,793,431
Consumer staples 2.8%		46,434,358
Food and staples retailing 1.2%
United Natural Foods, Inc. (A)	479,334	20,328,555
Household products 1.6%
Central Garden & Pet Company, Class A (A)	476,043	18,632,323
Spectrum Brands Holdings, Inc.	161,974	7,473,480
Energy 5.6%		94,915,610
Oil, gas and consumable fuels 5.6%
Chord Energy Corp.	203,806	31,200,661
Magnolia Oil & Gas Corp., Class A	1,110,508	28,517,845
PDC Energy, Inc.	487,900	35,197,104
10	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials 11.1%		$187,112,709
Banks 9.4%
Atlantic Union Bankshares Corp.	658,379	22,740,411
Banner Corp.	353,235	26,404,316
First Hawaiian, Inc.	863,112	22,078,405
Independent Bank Group, Inc.	295,182	18,623,032
Pinnacle Financial Partners, Inc.	248,402	20,614,882
SouthState Corp.	274,508	24,823,758
Univest Financial Corp.	834,343	23,478,412
Diversified financial services 1.7%
Compass Diversified Holdings	1,332,213	28,349,493
Health care 10.8%		182,068,199
Biotechnology 0.3%
ACADIA Pharmaceuticals, Inc. (A)	310,769	4,981,627
Health care equipment and supplies 5.5%
AngioDynamics, Inc. (A)	809,355	11,403,812
ICU Medical, Inc. (A)	84,158	12,489,889
Integer Holdings Corp. (A)	225,394	14,048,808
Integra LifeSciences Holdings Corp. (A)	461,564	23,193,591
Merit Medical Systems, Inc. (A)	257,106	17,681,180
NuVasive, Inc. (A)	333,226	14,705,263
Health care providers and services 2.8%
Henry Schein, Inc. (A)	238,116	16,301,421
ModivCare, Inc. (A)	142,476	13,854,366
Option Care Health, Inc. (A)	538,593	16,297,824
Life sciences tools and services 1.0%
Charles River Laboratories International, Inc. (A)	78,270	16,612,808
Pharmaceuticals 1.2%
Prestige Consumer Healthcare, Inc. (A)	376,241	20,497,610
Industrials 17.2%		289,933,149
Aerospace and defense 4.3%
Curtiss-Wright Corp.	138,614	23,263,588
Hexcel Corp.	469,527	26,152,654
Mercury Systems, Inc. (A)	482,759	23,365,536
Building products 5.0%
Gibraltar Industries, Inc. (A)	352,695	18,015,661
PGT Innovations, Inc. (A)	1,131,062	24,102,931
The AZEK Company, Inc. (A)	1,003,543	17,572,038
Zurn Elkay Water Solutions Corp.	1,044,583	24,537,255
Commercial services and supplies 1.4%
IAA, Inc. (A)	617,444	23,419,651
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	11

	Shares	Value
Industrials (continued)
Construction and engineering 4.9%
Arcosa, Inc.	463,403	$29,750,473
EMCOR Group, Inc.	240,771	33,972,788
Quanta Services, Inc.	132,039	18,754,820
Machinery 1.6%
The Timken Company	379,096	27,025,754
Information technology 21.1%		355,080,108
IT services 1.8%
WNS Holdings, Ltd., ADR (A)	350,507	30,171,643
Semiconductors and semiconductor equipment 7.1%
Alpha & Omega Semiconductor, Ltd. (A)	577,542	18,914,501
Ambarella, Inc. (A)	301,215	16,485,497
MACOM Technology Solutions Holdings, Inc. (A)	462,185	26,746,646
MaxLinear, Inc. (A)	581,543	17,958,048
SMART Global Holdings, Inc. (A)	1,291,106	17,468,664
Veeco Instruments, Inc. (A)	1,174,896	21,418,354
Software 12.2%
Adeia, Inc.	2,059,708	23,027,535
CommVault Systems, Inc. (A)	484,488	29,500,474
CyberArk Software, Ltd. (A)	184,493	28,948,797
Progress Software Corp.	586,396	29,923,788
Tenable Holdings, Inc. (A)	750,932	30,517,876
Varonis Systems, Inc. (A)	949,510	25,418,383
Xperi, Inc. (A)	1,075,906	15,030,407
Zuora, Inc., Class A (A)	3,062,353	23,549,495
Materials 2.7%		44,487,887
Chemicals 1.4%
Avient Corp.	661,022	22,798,649
Construction materials 1.3%
Summit Materials, Inc., Class A (A)	823,121	21,689,238
Real estate 5.5%		92,053,735
Equity real estate investment trusts 5.5%
American Assets Trust, Inc.	802,807	22,061,136
EastGroup Properties, Inc.	132,502	20,761,738
First Industrial Realty Trust, Inc.	465,477	22,170,670
Sunstone Hotel Investors, Inc.	2,426,923	27,060,191
Utilities 1.0%		16,826,719
Multi-utilities 1.0%
Unitil Corp.	319,232	16,826,719

12	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield (%)	Shares	Value
Short-term investments 6.3%			$105,143,815
(Cost $105,144,821)
Short-term funds 6.3%			105,143,815
John Hancock Collateral Trust (C)	3.1986(D)	10,523,853	105,143,815

Total investments (Cost $1,701,774,072) 99.7%	$1,676,767,839
Other assets and liabilities, net 0.3%	5,727,854
Total net assets 100.0%	$1,682,495,693

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the fund. For more information on this security refer to the Notes to financial statements.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(D)	The rate shown is the annualized seven-day yield as of 10-31-22.
At 10-31-22, the aggregate cost of investments for federal income tax purposes was $1,710,057,254. Net unrealized depreciation aggregated to $33,289,415, of which $154,522,076 related to gross unrealized appreciation and $187,811,491 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-22

Assets
Unaffiliated investments, at value (Cost $1,570,862,052)	$1,558,233,472
Affiliated investments, at value (Cost $130,912,020)	118,534,367
Total investments, at value (Cost $1,701,774,072)	1,676,767,839
Dividends and interest receivable	416,393
Receivable for fund shares sold	3,582,617
Receivable for investments sold	7,188,799
Other assets	100,732
Total assets	1,688,056,380
Liabilities
Payable for investments purchased	4,101,896
Payable for fund shares repurchased	1,022,461
Payable to affiliates
Accounting and legal services fees	94,466
Transfer agent fees	82,515
Trustees’ fees	1,477
Other liabilities and accrued expenses	257,872
Total liabilities	5,560,687
Net assets	$1,682,495,693
Net assets consist of
Paid-in capital	$1,700,998,021
Total distributable earnings (loss)	(18,502,328)
Net assets	$1,682,495,693

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($328,870,333 ÷ 23,545,334 shares)[1]	$13.97
Class I ($539,822,010 ÷ 38,381,451 shares)	$14.06
Class R6 ($307,160,623 ÷ 21,757,786 shares)	$14.12
Class NAV ($506,642,727 ÷ 35,900,602 shares)	$14.11
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$14.71

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
14	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-22

Investment income
Dividends	$12,244,508
Dividends from affiliated investments	542,958
Interest	283,724
Total investment income	13,071,190
Expenses
Investment management fees	13,615,295
Distribution and service fees	887,790
Accounting and legal services fees	260,091
Transfer agent fees	942,391
Trustees’ fees	30,058
Custodian fees	220,587
State registration fees	152,187
Printing and postage	103,377
Professional fees	107,977
Other	63,096
Total expenses	16,382,849
Less expense reductions	(143,505)
Net expenses	16,239,344
Net investment loss	(3,168,154)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	25,011,530
Affiliated investments	(19,206)
24,992,324
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(275,203,694)
Affiliated investments	(10,856,714)
(286,060,408)
Net realized and unrealized loss	(261,068,084)
Decrease in net assets from operations	$(264,236,238)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-22	Year ended 10-31-21
Increase (decrease) in net assets
From operations
Net investment loss	$(3,168,154)	$(2,212,143)
Net realized gain	24,992,324	198,792,457
Change in net unrealized appreciation (depreciation)	(286,060,408)	222,681,075
Increase (decrease) in net assets resulting from operations	(264,236,238)	419,261,389
Distributions to shareholders
From earnings
Class A	(42,498,021)	(3,828,973)
Class I	(38,685,082)	(1,085,792)
Class R6	(28,511,043)	(1,816,600)
Class NAV	(73,151,385)	(7,283,499)
Total distributions	(182,845,531)	(14,014,864)
From fund share transactions	512,958,764	499,112,715
Total increase	65,876,995	904,359,240
Net assets
Beginning of year	1,616,618,698	712,259,458
End of year	$1,682,495,693	$1,616,618,698
16	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$18.52	$12.22	$11.78	$11.42	$13.82
Net investment loss[1]	(0.07)	(0.07)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	(2.42)	6.57	0.46	0.89	(0.89)
Total from investment operations	(2.49)	6.50	0.44	0.88	(0.90)
Less distributions
From net realized gain	(2.06)	(0.20)	—	(0.52)	(1.50)
Net asset value, end of period	$13.97	$18.52	$12.22	$11.78	$11.42
Total return (%)[2,3]	(14.93)	53.59	3.74	8.45	(7.59)
Ratios and supplemental data
Net assets, end of period (in millions)	$329	$377	$229	$235	$240
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	1.24	1.30	1.29	1.37
Expenses including reductions	1.23	1.23	1.29	1.29	1.36
Net investment loss	(0.45)	(0.41)	(0.19)	(0.10)	(0.07)
Portfolio turnover (%)	64	64	82	72	102[4]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	17

CLASS I SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$18.59	$12.25	$11.78	$11.41	$13.82
Net investment income (loss)[1]	(0.03)	(0.03)	—[2]	0.02	0.02
Net realized and unrealized gain (loss) on investments	(2.44)	6.59	0.47	0.89	(0.90)
Total from investment operations	(2.47)	6.56	0.47	0.91	(0.88)
Less distributions
From net investment income	—	(0.02)	—	(0.02)	(0.03)
From net realized gain	(2.06)	(0.20)	—	(0.52)	(1.50)
Total distributions	(2.06)	(0.22)	—	(0.54)	(1.53)
Net asset value, end of period	$14.06	$18.59	$12.25	$11.78	$11.41
Total return (%)[3]	(14.74)	53.94	3.99	8.79	(7.48)
Ratios and supplemental data
Net assets, end of period (in millions)	$540	$308	$47	$25	$29
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99	0.99	1.04	1.05	1.13
Expenses including reductions	0.98	0.98	1.04	1.04	1.12
Net investment income (loss)	(0.18)	(0.19)	(0.01)	0.14	0.19
Portfolio turnover (%)	64	64	82	72	102[4]

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Excludes merger activity.
18	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$18.65	$12.28	$11.79	$11.43	$13.83
Net investment income (loss)[1]	(0.01)	(0.01)	0.02	0.03	0.04
Net realized and unrealized gain (loss) on investments	(2.45)	6.61	0.47	0.89	(0.90)
Total from investment operations	(2.46)	6.60	0.49	0.92	(0.86)
Less distributions
From net investment income	(0.01)	(0.03)	—	(0.04)	(0.04)
From net realized gain	(2.06)	(0.20)	—	(0.52)	(1.50)
Total distributions	(2.07)	(0.23)	—	(0.56)	(1.54)
Net asset value, end of period	$14.12	$18.65	$12.28	$11.79	$11.43
Total return (%)[2]	(14.64)	54.16	4.16	8.83	(7.30)
Ratios and supplemental data
Net assets, end of period (in millions)	$307	$242	$95	$86	$82
Ratios (as a percentage of average net assets):
Expenses before reductions	0.89	0.89	0.93	0.94	1.02
Expenses including reductions	0.88	0.88	0.93	0.93	1.01
Net investment income (loss)	(0.09)	(0.07)	0.16	0.25	0.29
Portfolio turnover (%)	64	64	82	72	102[3]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	19

CLASS NAV SHARES Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$18.64	$12.27	$11.79	$11.42	$13.83
Net investment income (loss)[1]	(0.01)	(0.01)	0.02	0.03	0.04
Net realized and unrealized gain (loss) on investments	(2.45)	6.61	0.46	0.90	(0.91)
Total from investment operations	(2.46)	6.60	0.48	0.93	(0.87)
Less distributions
From net investment income	(0.01)	(0.03)	—	(0.04)	(0.04)
From net realized gain	(2.06)	(0.20)	—	(0.52)	(1.50)
Total distributions	(2.07)	(0.23)	—	(0.56)	(1.54)
Net asset value, end of period	$14.11	$18.64	$12.27	$11.79	$11.42
Total return (%)[2]	(14.65)	54.07	4.16	8.94	(7.36)
Ratios and supplemental data
Net assets, end of period (in millions)	$507	$690	$342	$298	$156
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	0.88	0.92	0.93	1.01
Expenses including reductions	0.87	0.87	0.91	0.92	1.00
Net investment income (loss)	(0.09)	(0.05)	0.15	0.26	0.32
Portfolio turnover (%)	64	64	82	72	102[3]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
20	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Small Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates,
ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	21

prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of October 31, 2022, all investments are categorized as Level 1 under the hierarchy described above.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2022 were $8,298.
22	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
Qualified late year ordinary losses of $1,402,904 are treated as occurring on November 1, 2022, the first day of the fund’s next taxable year.
As of October 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2022 and 2021 was as follows:
	October 31, 2022	October 31, 2021
Ordinary income	$54,185,083	$12,738,273
Long-term capital gains	128,660,448	1,276,591
Total	$182,845,531	$14,014,864
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2022, the components of distributable earnings on a tax basis consisted of $16,189,991 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as distributions for tax purposes.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	23

Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.870% of the first $300 million of the fund’s average daily net assets, (b) 0.830% of the next $300 million of the fund’s average daily net assets, (c) 0.815% of the next $300 million of the fund’s average daily net assets, and (d) 0.800% of the fund’s average daily net assets in excess of $900 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$30,760
Class I	37,975
Class R6	24,256
Class	Expense reduction
Class NAV	$50,514
Total	$143,505

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2022, were equivalent to a net annual effective rate of 0.81% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2022, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
24	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $283,940 for the year ended October 31, 2022. Of this amount, $48,488 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $235,452 was paid as sales commissions to broker-dealers.
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2022, CDSCs received by the Distributor amounted to $6,193 for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$887,790	$408,779
Class I	—	508,139
Class R6	—	25,473
Total	$887,790	$942,391
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$15,600,000	1	0.540%	$234
ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	25

Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2022 and 2021 were as follows:
	Year Ended 10-31-22		Year Ended 10-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,795,369	$59,336,425	4,028,265	$71,297,313
Distributions reinvested	2,610,958	42,193,082	249,970	3,801,809
Repurchased	(3,234,225)	(49,523,351)	(2,641,305)	(45,923,216)
Net increase	3,172,102	$52,006,156	1,636,930	$29,175,906
Class I shares
Sold	30,743,713	$477,048,932	16,045,645	$286,846,051
Distributions reinvested	2,376,848	38,600,010	71,271	1,085,462
Repurchased	(11,287,727)	(171,426,486)	(3,394,356)	(60,681,101)
Net increase	21,832,834	$344,222,456	12,722,560	$227,250,412
Class R6 shares
Sold	11,261,927	$174,589,333	7,585,301	$136,640,972
Distributions reinvested	1,750,742	28,502,075	118,931	1,814,886
Repurchased	(4,239,751)	(64,810,266)	(2,415,400)	(42,551,142)
Net increase	8,772,918	$138,281,142	5,288,832	$95,904,716
Class NAV shares
Sold	172,164	$2,838,008	11,632,619	$191,633,812
Distributions reinvested	4,493,328	73,151,385	477,293	7,283,499
Repurchased	(5,761,832)	(97,540,383)	(2,974,244)	(52,135,630)
Net increase (decrease)	(1,096,340)	$(21,550,990)	9,135,668	$146,781,681
Total net increase	32,681,514	$512,958,764	28,783,990	$499,112,715
Affiliates of the fund owned 1% and 100% of shares of Class R6 and Class NAV, respectively, on October 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $1,272,139,915 and $1,018,452,919, respectively, for the year ended October 31, 2022.
Note 7—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2022, funds within the John Hancock group of funds complex held 30.1% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
26	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT

Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	14.3%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	9.2%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	6.0%
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	10,523,853	—	$295,343,994	$(190,187,161)	$(12,012)	$(1,006)	$542,958	—	$105,143,815
Note 9—Transactions in securities of affiliated issuers
Affiliated issuers, as defined by the 1940 Act, are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund’s transactions in the securities of these issuers during the year ended October 31, 2022, is set forth below:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Universal Electronics, Inc.	656,078	$18,757,202	$5,516,277	$(20,025)	$(7,194)	$(10,855,708)	—	—	$13,390,552
Note 10—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Small Cap Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Small Cap Core Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
28	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $137,889,960 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	29

SHAREHOLDER MEETING

(Unaudited)
The fund held a Special Joint Meeting of Shareholders on Friday, September 9, 2022. The following proposal was considered by the shareholders:
Proposal: To elect eight Trustees as members of the Board of Trustees of each of the Trusts.
THE PROPOSAL PASSED ON September 9, 2022.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	930,432,312.451	29,179,649.679
Frances G. Rathke	931,340,368.276	28,271,593.854
Noni L. Ellison	931,852,358.590	27,759,603.540
Dean C. Garfield	931,587,791.505	28,024,170.625
Patricia Lizarraga	931,662,411.746	27,949,550.384

Non-Independent Trustees
Andrew G. Arnott	931,573,268.898	28,038,693.232
Marianne Harrison	932,138,670.225	27,473,291.905
Paul Lorentz	931,257,810.391	28,354,151.739
30	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Small Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	31

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
32	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group median for the one-, three- and five-year periods ended December 31, 2021. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to its benchmark index and peer group median for the one-, three- and five-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the
ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	33

Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduce certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
34	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	35

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
36	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	183
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	183
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	1986	183
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	183
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	37

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022)
Deborah C. Jackson, Born: 1952	2008	183
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	1994	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
38	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	183
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	183
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	39

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
40	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Manager
Ryan Davies, CFA1
Joseph Nowinski1
Bill Talbot, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
1 Effective October 31, 2022, Ryan Davies, CFA, and Joseph Nowinski were added as portfolio managers of the fund.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	41

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Small Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2574525	445A 10/22
12/2022

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2022, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert, effective March 25, 2022, and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended October 31, 2022 and 2021. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	October 31, 2022	October 31, 2021
John Hancock Balanced Fund	$49,204	$52,161
John Hancock Disciplined Value International Fund	$58,295	$60,771
John Hancock Diversified Macro Fund	$70,381	$76,230
John Hancock Emerging Markets Equity Fund	$45,527	$43,166
John Hancock ESG International Equity Fund	$57,118	$54,156
John Hancock ESG Large Cap Core Fund	$45,527	$43,166
John Hancock Fundamental Large Cap Core	$43,359	$46,613
John Hancock Global Environmental Opportunities Fund	$43,175	$26,006
John Hancock Global Thematic Opportunities Fund	$48,120	$45,635
John Hancock Infrastructure Fund	$43,359	$41,113
John Hancock International Dynamic Growth Fund	$48,210	$45,635
John Hancock Small Cap Core Fund	$43,359	$41,113
John Hancock Seaport Long/Short Fund	$116,022	$109,985

(b) Audit-Related Services

Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided related to regulatory filings and affiliated service provider internal controls reviews.

Fund	October 31, 2022	October 31, 2021
John Hancock Balanced Fund	$585	$771
John Hancock Disciplined Value International Fund	$585	$2,571
John Hancock Diversified Macro Fund	$585	$771
John Hancock Emerging Markets Equity Fund	$585	$771

John Hancock ESG International Equity Fund	$585	$771
John Hancock ESG Large Cap Core Fund	$585	$4,841
John Hancock Fundamental Large Cap Core	$585	$771
John Hancock Global Environmental Opportunities Fund	$585	$771
John Hancock Global Thematic Opportunities Fund	$585	$771
John Hancock Infrastructure Fund	$585	$771
John Hancock International Dynamic Growth Fund	$585	$771
John Hancock Seaport Long/Short Fund	$585	$771
John Hancock Small Cap Core Fund	$585	$771

In addition, amounts billed to control affiliates for service provider internal controls reviews were $121,890 and $119,500 for the fiscal years ended October 31, 2022 and 2021, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended October 31, 2022 and 2021. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	October 31, 2022	October 31, 2021
John Hancock Balanced Fund	$5,360	$3,914
John Hancock Disciplined Value International Fund	$4,716	$5,991
John Hancock Diversified Macro Fund	$4,110	$3,914
John Hancock Emerging Markets Equity Fund	$5,360	$3,914
John Hancock ESG International Equity Fund	$4,716	$4,491
John Hancock ESG Large Cap Core Fund	$10,310	$5,164
John Hancock Fundamental Large Cap Core	$5,360	$3,914
John Hancock Global Environmental Opportunities Fund	$4,716	$4,491
John Hancock Global Thematic Opportunities Fund	$4,716	$4,491
John Hancock Infrastructure Fund	$5,360	$5,164
John Hancock International Dynamic Growth Fund	$5,966	$4,491
John Hancock Seaport Long/Short Fund	$5,442	$3,992
John Hancock Small Cap Core Fund	$5,360	$3,914

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended October 31, 2022 and 2021 amounted to the following:

Fund	October 31, 2022	October 31, 2021
John Hancock Balanced Fund	$163	$271
John Hancock Disciplined Value International Fund	$163	$271
John Hancock Diversified Macro Fund	$163	$271
John Hancock Emerging Markets Equity Fund	$163	$271
John Hancock ESG International Equity Fund	$163	$271
John Hancock ESG Large Cap Core Fund	$163	$271

John Hancock Fundamental Large Cap Core	$163	$271
John Hancock Global Environmental Opportunities Fund	$106	$271
John Hancock Global Thematic Opportunities Fund	$163	$271
John Hancock Infrastructure Fund	$163	$271
John Hancock International Dynamic Growth Fund	$163	$271
John Hancock Seaport Long/Short Fund	$163	$271
John Hancock Small Cap Core Fund	$163	$271

The nature of the services comprising all other fees is advisory services provided to the investment manager.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant, for the fiscal period ended October 31, 2022, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended October 31, 2022 and 2021 amounted to the following:

Trust	October 31, 2022	October 31, 2021
John Hancock Investment Trust	$1,085,917	$1,089,893

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson, effective March 25, 2022

Peter S. Burgess

William H. Cunningham

Patricia Lizarraga, effective September 20, 2022

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Nominating and Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust

By:	/s/ Andrew Arnott
------------------------------
Andrew Arnott
President
Date:	December 16, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
-------------------------------
Andrew Arnott
President
Date:	December 16, 2022
By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	December 16, 2022